UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

AB VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2021

Date of reporting period: December 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

DEC     12.31.21

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	BALANCED WEALTH STRATEGY PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY

PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2022

The following is an update of AB Variable Products Series Fund—Balanced Wealth Strategy Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2021.

At a meeting held on November 2-4, 2021, the Adviser recommended and the Portfolio’s Board of Directors approved certain changes to the Portfolio, including changing the Portfolio’s name to “AB Balanced Hedged Allocation Portfolio” and changes to the Portfolio’s principal investment strategies. These changes are addressed in a prospectus supplement dated November 5, 2021, and will be effective on or about May 1, 2022.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio invests in a portfolio of equity and fixed-income securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by fixed-income securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Under normal circumstances, the Portfolio invests at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed-income securities with a goal of providing moderate upside potential without excessive volatility. The Portfolio also seeks exposure to real assets by investing in real estate-related equity securities (including real estate investment trusts “REITs”), natural resource equity securities and inflation-sensitive equity securities, which are equity securities of companies that the Adviser believes maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”). The Portfolio pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

The Adviser expects that the Portfolio will normally invest a greater percentage of its total assets in equity securities than in fixed-income securities, and will generally invest in equity securities both directly and through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A significant portion of the Portfolio’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”). Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Portfolio. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the equity portion of the Portfolio’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

In addition, the Portfolio seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). Bernstein International Strategic Equities Portfolio focuses on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context. The Portfolio also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. The Adviser selects an Underlying Portfolio based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Portfolio’s overall portfolio.

In selecting fixed-income investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, and which may include subspecialties (such as inflation-indexed securities). These fixed-income teams draw on the resources and expertise of the Adviser’s internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio’s fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock.

The Portfolio expects to enter into derivative transactions, such as options, futures contracts, forwards and swaps. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure. The Portfolio may, for example, use credit

AB Variable Products Series Fund

default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted below, may use currency derivatives to hedge foreign currency exposure.

The Adviser may employ currency hedging strategies in the Portfolio or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio or the Underlying Portfolios, but it is not required to do so. The Adviser will generally employ currency-related hedging strategies more frequently in the fixed-income portion of the Portfolio than in the equity portion.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Global Aggregate Bond Index (USD hedged), for the one-, five- and 10-year periods ended December 31, 2021.

For the annual period, all share classes of the Portfolio underperformed the primary benchmark but outperformed the Bloomberg Global Aggregate Bond Index (USD hedged). The Portfolio’s more diversified approach, which balances exposures to equities, bonds, commodities and alternative strategies, underperformed the all-equity benchmark. During the period, equities and alternative strategies contributed to absolute performance, while fixed-income assets detracted. Security selection within equities, fixed income and alternative strategies contributed to performance.

During the annual period, the Portfolio utilized derivatives for hedging and investment purposes, including futures, currency forwards, credit default swaps and inflation Consumer Price Index swaps, which added to absolute returns, while interest rate swaps detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded double-digit returns and emerging markets lost ground during the annual period ended December 31, 2021. Global markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock markets gave back gains, however, after the US Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy.

Fixed-income government bond market yields were higher as numerous central banks became more hawkish, prompting short-term yields to rise more than longer-term yields and causing all major treasury market returns to fall on inflation concerns. Treasury losses were the greatest in the UK, Australia and the eurozone. Inflation bonds significantly outperformed nominal government bonds. Low interest rates set the stage for the continued outperformance of most risk assets, led by the large positive performance of high-yield corporate bonds—particularly in the US, eurozone and emerging markets. Emerging-market investment-grade corporate bonds rose, while developed-market bonds fell on rising yields and outperformed developed-market treasuries with a smaller loss. Securitized assets fell but outperformed US Treasuries. Emerging-market sovereign and local-currency bonds trailed as the US dollar gained against most developed- and emerging-market currencies. Commodity prices were strong, with Brent crude oil and copper climbing from pandemic-related lows.

The Portfolio’s Senior Investment Management Team seeks improved equity risk control by utilizing a blend of US, emerging- and international-market equities as well as diversifiers in the form of real estate, natural resources and pricing power equities. The Portfolio also features a global fixed-income component to benefit from international bond diversification and the low correlation of fixed income and equities. The blended equity and fixed-income exposures, combined with an emphasis on companies with historical and projected stable earnings and higher profitability, offer the potential to achieve higher risk-adjusted returns.

BALANCED WEALTH STRATEGY PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Allocation Risk: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or US or non-US securities may have a more significant effect on the Portfolio’s net asset value (“NAV”) when one of these investment strategies is performing more poorly than others.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, Contractholders invested in the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies in which the Portfolio invests (to the extent these expenses are not waived or reimbursed by the Adviser).

(Disclosures, Risks and Note About Historical Performance continued on next page)

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Real Assets Risk: The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Effective May 1, 2018, the Portfolio amended its principal strategies by eliminating the static targets for allocation of investments among asset classes, changing the securities selection strategies used for the equity portion of the Portfolio, and broadening the types of real asset securities in which the Portfolio invests. The performance shown in the report for periods prior to May 1, 2018, is based on the Portfolio’s prior principal strategies and may not be representative of the Portfolio’s performance under its current principal strategies.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

BALANCED WEALTH STRATEGY PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2021 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Balanced Wealth Strategy Portfolio Class A	13.73%	9.90%	9.26%

Balanced Wealth Strategy Portfolio Class B	13.36%	9.64%	9.00%

Primary Benchmark: MSCI ACWI (net)	18.54%	14.40%	11.85%

Bloomberg Global Aggregate Bond Index (USD hedged)	-1.39%	3.39%	3.49%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.99% and 1.24% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 0.75% and 1.00% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2022, and may be extended by the Adviser for additional one-year terms. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2011 TO 12/31/2021 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Balanced Wealth Strategy Portfolio Class A shares (from 12/31/2011 to 12/31/2021) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

BALANCED WEALTH STRATEGY PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,042.00	$2.93	0.57%	$3.96	0.77%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.33	$2.91	0.57%	$3.92	0.77%

Class B
Actual	$1,000	$1,041.20	$4.22	0.82%	$5.25	1.02%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.07	$4.18	0.82%	$5.19	1.02%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2021 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z	$42,837,967	17.4%
U.S. Treasury Bonds & Notes	9,747,216	4.0
Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z	8,146,230	3.3
Microsoft Corp.	5,974,725	2.4
Alphabet, Inc.—Class C	4,022,090	1.6
Italy Buoni Poliennali Del Tesoro	3,842,374	1.6
Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z	3,783,981	1.5
Apple, Inc.	3,717,428	1.5
Bernstein Fund, Inc.—Small Cap Core Portfolio—Class Z	3,266,945	1.3
AB Trust—AB Discovery Value Fund—Class Z	3,245,615	1.3

	$88,584,571	35.9%

SECURITY TYPE BREAKDOWN2

December 31, 2021 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$96,574,664	39.2%
Investment Companies	64,455,143	26.1
Governments—Treasuries	38,414,053	15.6
Corporates—Investment Grade	15,542,502	6.3
Corporates—Non-Investment Grade	6,003,605	2.4
Collateralized Mortgage Obligations	4,282,083	1.7
Mortgage Pass-Throughs	3,249,693	1.3
Quasi-Sovereigns	3,177,369	1.3
Collateralized Loan Obligations	2,066,967	0.8
Commercial Mortgage-Backed Securities	1,815,345	0.7
Inflation-Linked Securities	1,732,273	0.7
Governments—Sovereign Bonds	1,095,389	0.5
Emerging Markets—Corporate Bonds	911,464	0.4
Other[3]	1,893,609	0.8
Short-Term Investments	5,382,381	2.2

Total Investments	$246,596,540	100.0%

1	Long-term investments. Table shown includes investments of Underlying Portfolios.

2	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Table shown includes investments of Underlying Portfolios.

3	“Other” represents less than 0.3% weightings in the following security types: Asset-Backed Securities, Covered Bonds, Emerging Markets—Sovereigns, Governments—Sovereign Agencies and Local Governments—Regional Bonds.

BALANCED WEALTH STRATEGY PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2021 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$179,947,433	73.0%
Japan	10,477,151	4.2
United Kingdom	6,989,991	2.8
China	6,977,269	2.8
Italy	5,242,766	2.1
Germany	5,151,381	2.1
Australia	4,823,754	2.0
Spain	3,019,691	1.2
Canada	2,507,335	1.0
Switzerland	1,764,563	0.7
France	1,389,461	0.6
Netherlands	1,370,847	0.6
South Korea	974,371	0.4
Other	10,578,146	4.3
Short-Term Investments	5,382,381	2.2

Total Investments	$246,596,540	100.0%

1	All data are as of December 31, 2021. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. Table shown includes investments of Underlying Portfolios. “Other” country weightings represent 0.4% or less in the following: Austria, Bahrain, Belgium, Brazil, Chile, Colombia, Denmark, Egypt, Finland, Hong Kong, Indonesia, Ireland, Israel, Ivory Coast, Luxembourg, Malaysia, Mexico, New Zealand, Norway, Panama, Peru, Portugal, Russia, Senegal, Singapore, South Africa, Sweden, Thailand, United Republic of Tanzania and Zambia.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2021	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–39.3%

INFORMATION TECHNOLOGY–9.2%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.3%
Arrow Electronics, Inc.(a)	553	$74,251
CDW Corp./DE	2,933	600,620

		674,871

IT SERVICES–1.5%
Accenture PLC–Class A	153	63,426
EPAM Systems, Inc.(a)	90	60,160
FleetCor Technologies, Inc.(a)	1,603	358,816
Gartner, Inc.(a)	190	63,521
Genpact Ltd.	12,365	656,334
International Business Machines Corp.	137	18,311
Kyndryl Holdings, Inc.(a)	27	489
Mastercard, Inc.–Class A	103	37,010
PayPal Holdings, Inc.(a)	3,400	641,172
Visa, Inc.–Class A(b)	8,853	1,918,534
Western Union Co., (The)–Class W	1,724	30,756

		3,848,529

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.9%
Advanced Micro Devices, Inc.(a)	401	57,704
Analog Devices, Inc.	2,122	372,984
Applied Materials, Inc.	565	88,908
ASML Holding NV	135	108,138
Broadcom, Inc.	79	52,567
KLA Corp.	1,242	534,196
NVIDIA Corp.	4,635	1,363,200
NXP Semiconductors NV	3,788	862,831
QUALCOMM, Inc.	6,065	1,109,107
STMicroelectronics NV	815	40,078
Teradyne, Inc.	132	21,586

		4,611,299

SOFTWARE–3.7%
Adobe, Inc.(a)	1,671	947,557
Autodesk, Inc.(a)	15	4,218
Bentley Systems, Inc.(b)	133	6,428
Cadence Design Systems, Inc.(a)	217	40,438
Citrix Systems, Inc.	4,715	445,992
Constellation Software, Inc./Canada	25	46,384
Dropbox, Inc.–Class A(a)	1,282	31,460
Fair Isaac Corp.(a)	45	19,515
Fortinet, Inc.(a)	121	43,487
Intuit, Inc.	66	42,453
Microsoft Corp.	17,765	5,974,725
NortonLifeLock, Inc.	29,644	770,151
Oracle Corp.	7,177	625,906

RingCentral, Inc.–Class A(a)	75	14,051
ServiceNow, Inc.(a)	91	59,069
Trend Micro, Inc./Japan	600	33,310

		9,105,144

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.8%
Apple, Inc.	20,935	3,717,428
NetApp, Inc.	183	16,834
Western Digital Corp.(a)	9,794	638,667

		4,372,929

		22,612,772

HEALTH CARE–4.5%
BIOTECHNOLOGY–0.5%
AbbVie, Inc.	626	84,760
Amgen, Inc.	68	15,298
Horizon Therapeutics PLC(a)	77	8,298
Moderna, Inc.(a)	9	2,286
Regeneron Pharmaceuticals, Inc.(a)	722	455,957
Vertex Pharmaceuticals, Inc.(a)	3,303	725,339

		1,291,938

HEALTH CARE EQUIPMENT & SUPPLIES–1.2%
ABIOMED, Inc.(a)	30	10,775
Align Technology, Inc.(a)	850	558,603
Cooper Cos., Inc. (The)	119	49,854
Edwards Lifesciences Corp.(a)	5,282	684,283
IDEXX Laboratories, Inc.(a)	117	77,040
Medtronic PLC	10,034	1,038,017
Zimmer Biomet Holdings, Inc.	4,325	549,448

		2,968,020

HEALTH CARE PROVIDERS & SERVICES–1.4%
AmerisourceBergen Corp.–Class A	352	46,777
Anthem, Inc.	2,043	947,012
Molina Healthcare, Inc.(a)	254	80,793
UnitedHealth Group, Inc.	4,752	2,386,169

		3,460,751

HEALTH CARE TECHNOLOGY–0.1%
Cerner Corp.	993	92,220

LIFE SCIENCES TOOLS & SERVICES–0.1%
Bio-Rad Laboratories, Inc.–Class A(a)	92	69,513
Eurofins Scientific SE	22	2,726

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Mettler-Toledo International, Inc.(a)	49	$83,163
Sartorius Stedim Biotech	89	48,879
Waters Corp.(a)	194	72,284

		276,565

PHARMACEUTICALS–1.2%
Eli Lilly & Co.	362	99,992
Johnson & Johnson	2,844	486,523
Novo Nordisk A/S–Class B	879	98,734
Pfizer, Inc.	1,709	100,916
Roche Holding AG (Sponsored ADR)	22,940	1,185,769
Sumitomo Dainippon Pharma Co., Ltd.(b)	200	2,307
Takeda Pharmaceutical Co., Ltd.	1,400	38,232
Zoetis, Inc.	3,689	900,227

		2,912,700

		11,002,194

CONSUMER DISCRETIONARY–4.2%
AUTO COMPONENTS–0.2%
Aisin Corp.	1,500	57,551
BorgWarner, Inc.	291	13,115
Goodyear Tire & Rubber Co. (The)(a)	22,321	475,884
Lear Corp.	25	4,574
Magna International, Inc.–Class A (Canada)	199	16,102

		567,226

AUTOMOBILES–0.3%
Ford Motor Co.	795	16,512
Nissan Motor Co., Ltd.(a)	6,300	30,344
Stellantis NV(b)	31,951	599,401
Tesla, Inc.(a)	56	59,180

		705,437

DIVERSIFIED CONSUMER SERVICES–0.1%
Chegg, Inc.(a)	5,340	163,938

HOTELS, RESTAURANTS & LEISURE–0.1%
Chipotle Mexican Grill, Inc.–Class A(a)	35	61,189
Darden Restaurants, Inc.	16	2,410
Domino’s Pizza Enterprises Ltd.(b)	708	60,769
Domino’s Pizza, Inc.	18	10,158
La Francaise des Jeux SAEM(c)	114	5,052

		139,578

HOUSEHOLD DURABLES–0.0%
Electrolux AB(b)	2,380	57,643
Whirlpool Corp.(b)	57	13,375

		71,018

INTERNET & DIRECT MARKETING RETAIL–1.5%
Amazon.com, Inc.(a)	821	2,737,493
eBay, Inc.	8,501	565,317
Etsy, Inc.(a)(b)	1,342	293,817

		3,596,627

MULTILINE RETAIL–0.0%
Next PLC	413	45,679
Target Corp.	70	16,201

		61,880

SPECIALTY RETAIL–1.4%
AutoZone, Inc.(a)	428	897,255
Best Buy Co., Inc.	169	17,171
Home Depot, Inc. (The)	4,799	1,991,633
Lowe’s Cos., Inc.	15	3,877
TJX Cos., Inc. (The)	6,272	476,170

		3,386,106

TEXTILES, APPAREL & LUXURY GOODS–0.6%
Deckers Outdoor Corp.(a)	931	341,034
Lululemon Athletica, Inc.(a)	7	2,740
NIKE, Inc.–Class B	6,931	1,155,190
Pandora A/S	516	64,186

		1,563,150

		10,254,960

REAL ESTATE–4.0%
DIVERSIFIED REAL ESTATE ACTIVITIES–0.2%
Daito Trust Construction Co., Ltd.	300	34,416
Mitsubishi Estate Co., Ltd.	3,800	52,715
Mitsui Fudosan Co., Ltd.	8,500	168,476
New World Development Co., Ltd.	10,000	39,593
Sumitomo Realty & Development Co., Ltd.	1,100	32,429
Sun Hung Kai Properties Ltd.	10,500	127,410
UOL Group Ltd.	7,000	36,847

		491,886

DIVERSIFIED REITs–0.2%
Alexander & Baldwin, Inc.	1,930	48,424
Armada Hoffler Properties, Inc.	2,940	44,747
Broadstone Net Lease, Inc.	1,230	30,529
Charter Hall Long Wale REIT	9,930	36,493
Cofinimmo SA	240	38,333
Essential Properties Realty Trust, Inc.	3,194	92,083
ICADE	450	32,378
Land Securities Group PLC(b)	5,880	62,057

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Merlin Properties Socimi SA	6,660	$72,157
Stockland	30,910	95,358

		552,559

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–1.3%
American Campus Communities, Inc.	8,727	499,970
American Tower Corp.	1,792	524,160
Iron Mountain, Inc.	923	48,300
Mid-America Apartment Communities, Inc.	2,189	502,244
Prologis, Inc.	7,496	1,262,027
Simon Property Group, Inc.	1,875	299,569
VICI Properties, Inc.(b)	1,183	35,620
Weyerhaeuser Co.	1,441	59,340

		3,231,230

HEALTH CARE REITs–0.2%
Medical Properties Trust, Inc.	4,930	116,496
Physicians Realty Trust	4,823	90,817
Welltower, Inc.	2,490	213,567

		420,880

HOTEL & RESORT REITs–0.1%
Apple Hospitality REIT, Inc.	5,150	83,172
Park Hotels & Resorts, Inc.(a)	4,550	85,904
RLJ Lodging Trust	5,776	80,460

		249,536

INDUSTRIAL REITs–0.4%
Americold Realty Trust	3,357	110,076
Ascendas Real Estate Investment Trust	20,200	44,258
Centuria Industrial REIT	6,490	19,787
Dream Industrial Real Estate Investment Trust	5,205	70,857
Duke Realty Corp.	2,150	141,126
GLP J-REIT	28	48,398
Industrial & Infrastructure Fund Investment Corp.	21	40,491
LondonMetric Property PLC	10,920	41,967
Mapletree Logistics Trust(b)	27,895	39,341
Mitsui Fudosan Logistics Park, Inc.	7	39,251
Plymouth Industrial REIT, Inc.	712	22,784
Rexford Industrial Realty, Inc.	1,671	135,535
Segro PLC	6,356	123,699
STAG Industrial, Inc.	2,449	117,454

		995,024

OFFICE REITs–0.2%
Alexandria Real Estate Equities, Inc.	797	177,699
City Office REIT, Inc.	3,960	78,091
Cousins Properties, Inc.	2,742	110,448

Covivio	370	30,371
Daiwa Office Investment Corp.	5	30,416
Japan Prime Realty Investment Corp.(b)	9	31,212
Nippon Building Fund, Inc.(b)	14	81,545
True North Commercial Real Estate Investment Trust	2,430	14,235
Workspace Group PLC	3,040	33,268

		587,285

REAL ESTATE DEVELOPMENT–0.0%
CIFI Holdings Group Co., Ltd.	31,500	18,946
Instone Real Estate Group SE(c)	1,525	28,740

		47,686

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.0%
FirstService Corp.	92	18,081
Nomura Real Estate Holdings, Inc.	1,900	43,780

		61,861

REAL ESTATE OPERATING COMPANIES–0.3%
Aroundtown SA	11,720	70,699
CA Immobilien Anlagen AG	1,218	45,451
Castellum AB	1,880	50,554
CTP NV(c)	1,873	39,876
Fastighets AB Balder–Class B(a)	1,140	82,039
Hongkong Land Holdings Ltd.	8,800	45,757
Hulic Co., Ltd.(b)	3,200	30,431
LEG Immobilien SE	660	92,019
Shurgard Self Storage SA	570	37,314
TAG Immobilien AG	1,870	52,233
VGP NV	150	43,775
Vonovia SE	868	47,829

		637,977

RESIDENTIAL REITs–0.4%
American Homes 4 Rent–Class A	2,533	110,464
Comforia Residential REIT, Inc.	11	32,657
Daiwa Securities Living Investments Corp.	37	38,098
Equity Residential	230	20,815
Essex Property Trust, Inc.	472	166,253
Independence Realty Trust, Inc.	4,317	111,508
Invitation Homes, Inc.	2,710	122,871
Killam Apartment Real Estate Investment Trust	4,871	90,839

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Minto Apartment Real Estate Investment Trust(c)	1,890	$32,706
Sun Communities, Inc.	903	189,603
UDR, Inc.	2,120	127,179
UNITE Group PLC (The)	2,710	40,759

		1,083,752

RETAIL REITs–0.3%
AEON REIT Investment Corp.	39	54,637
Brixmor Property Group, Inc.	4,004	101,742
CapitaLand Integrated Commercial Trust	48,180	72,895
Eurocommercial Properties NV	2,368	51,455
Federal Realty Investment Trust	710	96,787
Link REIT	11,968	105,429
Mercialys SA	2,379	23,219
NETSTREIT Corp.	3,504	80,242
SITE Centers Corp.	5,395	85,403

		671,809

SPECIALIZED REITs–0.4%
CubeSmart	2,276	129,527
Digital Realty Trust, Inc.	1,245	220,203
EPR Properties	1,670	79,308
Equinix, Inc.	142	120,109
National Storage Affiliates Trust	1,712	118,471
Public Storage	340	127,351
Safestore Holdings PLC	3,650	69,611

		864,580

		9,896,065

COMMUNICATION SERVICES–3.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.5%
Comcast Corp.–Class A	22,662	1,140,579
Telefonica SA	10,682	46,319
Washington H Soul Pattinson & Co., Ltd.(b)	243	5,237

		1,192,135

ENTERTAINMENT–0.4%
Electronic Arts, Inc.	3,404	448,988
Take-Two Interactive Software, Inc.(a)	3,417	607,269
Universal Music Group NV	98	2,765

		1,059,022

INTERACTIVE MEDIA & SERVICES–2.7%
Alphabet, Inc.–Class A(a)	37	107,191
Alphabet, Inc.–Class C(a)	1,390	4,022,090
Meta Platforms Inc.–Class A(a)	7,340	2,468,809

		6,598,090

WIRELESS TELECOMMUNICATION SERVICES–0.3%
SoftBank Corp.	1,300	16,420
T-Mobile US, Inc.(a)	5,719	663,289

		679,709

		9,528,956

FINANCIALS–3.2%
BANKS–1.7%
Banco Bilbao Vizcaya Argentaria SA	4,072	24,151
Bank of America Corp.	34,997	1,557,017
BNP Paribas SA	289	19,982
Citigroup, Inc.	6,001	362,400
ING Groep NV	3,829	53,235
JPMorgan Chase & Co.	558	88,359
Mebuki Financial Group, Inc.	10,900	22,436
National Bank of Canada	921	70,217
PNC Financial Services Group, Inc. (The)	2,895	580,505
Raiffeisen Bank International AG	798	23,438
Societe Generale SA	2,200	75,611
SVB Financial Group(a)	57	38,660
Wells Fargo & Co.	25,834	1,239,515

		4,155,526

CAPITAL MARKETS–1.1%
Ameriprise Financial, Inc.	152	45,852
Carlyle Group, Inc. (The)	1,281	70,327
CME Group, Inc.–Class A	2,017	460,804
Goldman Sachs Group, Inc. (The)	4,042	1,546,267
LPL Financial Holdings, Inc.	3,590	574,723
Moody’s Corp.	103	40,230
Raymond James Financial, Inc.	427	42,871

		2,781,074

CONSUMER FINANCE–0.1%
Ally Financial, Inc.	1,195	56,894
Capital One Financial Corp.	225	32,645

		89,539

DIVERSIFIED FINANCIAL SERVICES–0.0%
Investor AB	1,325	33,248
Kinnevik AB(a)	1,149	40,851

		74,099

INSURANCE–0.3%
Aviva PLC	1,471	8,200
iA Financial Corp., Inc.	525	30,040
Japan Post Insurance Co., Ltd.	4,700	75,500
Medibank Pvt Ltd.	4,131	10,062
MetLife, Inc.	1,002	62,615
Progressive Corp. (The)	5,445	558,929

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Prudential Financial, Inc.	675	$73,062

		818,408

		7,918,646

INDUSTRIALS–3.1%
AEROSPACE & DEFENSE–0.4%
Raytheon Technologies Corp.	10,384	893,647

AIR FREIGHT & LOGISTICS–0.0%
Kuehne & Nagel International AG	190	61,191

BUILDING PRODUCTS–0.1%
Cie de Saint-Gobain	480	33,766
Owens Corning	586	53,033

		86,799

CONSTRUCTION & ENGINEERING–0.3%
AECOM(a)	10,040	776,594

ELECTRICAL EQUIPMENT–0.8%
Acuity Brands, Inc.	348	73,678
Eaton Corp. PLC	5,939	1,026,378
Prysmian SpA	904	34,005
Regal Rexnord Corp.	4,684	797,123
Rockwell Automation, Inc.	222	77,445

		2,008,629

CNH Industrial NV	1,406	27,184
Mitsubishi Heavy Industries Ltd.	3,200	73,985
Oshkosh Corp.	4,705	530,301
Snap-on, Inc.	275	59,230
Techtronic Industries Co., Ltd.	3,500	69,772

		760,472

MARINE–0.0%
AP Moller–Maersk A/S–Class B	2	7,139

PROFESSIONAL SERVICES–0.5%
Booz Allen Hamilton Holding Corp.	5,934	503,144
Robert Half International, Inc.	5,779	644,474

		1,147,618

ROAD & RAIL–0.7%
CSX Corp.	31,461	1,182,934
Knight-Swift Transportation Holdings, Inc.	9,474	577,345
Nippon Express Co., Ltd.(a)(d)(e)	400	23,548

		1,783,827

TRADING COMPANIES & DISTRIBUTORS–0.0%
WW Grainger, Inc.	150	77,736

		7,603,652

ENERGY–2.5%
ENERGY EQUIPMENT & SERVICES–0.0%
Subsea 7 SA	8,254	59,044

OIL, GAS & CONSUMABLE FUELS–2.5%
Aker BP ASA	5,924	182,155
BP PLC	98,939	443,308
Canadian Natural Resources Ltd.	961	40,607
Chevron Corp.	11,401	1,337,907
Enbridge, Inc.	492	19,218
ENEOS Holdings, Inc.	7,300	27,272
Eni SpA	2,815	39,122
EOG Resources, Inc.	11,733	1,042,242
Exxon Mobil Corp.	5,950	364,081
Gazprom PJSC (Sponsored ADR)	15,730	144,559
LUKOIL PJSC (Sponsored ADR)	790	70,942
OMV AG	1,334	75,441
PetroChina Co., Ltd.–Class H	548,000	242,707
Pioneer Natural Resources Co.	23	4,183
Repsol SA	22,229	263,261
Royal Dutch Shell PLC–Class A	1,108	24,281
Royal Dutch Shell PLC–Class B	56,936	1,250,119
TotalEnergies SE	9,719	494,699

		6,066,104

		6,125,148

CONSUMER STAPLES–2.0%
BEVERAGES–0.6%
Coca-Cola Co., (The)	16,595	982,590
Constellation Brands, Inc.–Class A	1,978	496,419
Kirin Holdings Co., Ltd.(b)	1,500	24,160

		1,503,169

FOOD & STAPLES RETAILING–0.8%
Costco Wholesale Corp.	1,115	632,986
George Weston Ltd.	43	4,985
HelloFresh SE(a)	565	43,301
J Sainsbury PLC	2,686	10,040
Kroger Co. (The)	1,396	63,183
Walmart, Inc.	8,676	1,255,330

		2,009,825

FOOD PRODUCTS–0.2%
Bunge Ltd.	764	71,327
Hershey Co. (The)	257	49,722
Kellogg Co.	245	15,783

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Maple Leaf Foods, Inc.	3,410	$78,878
Mowi ASA	5,960	141,054
Nestle SA	43	6,003

		362,767

HOUSEHOLD PRODUCTS–0.4%
Procter & Gamble Co. (The)	5,757	941,730

PERSONAL PRODUCTS–0.0%
Estee Lauder Cos., Inc. (The)–Class A	66	24,433

TOBACCO–0.0%
Altria Group, Inc.	280	13,269
Philip Morris International, Inc.	695	66,025

		79,294

		4,921,218

MATERIALS–1.8%
CHEMICALS–0.6%
CF Industries Holdings, Inc.	1,585	112,186
Corteva, Inc.	3,020	142,786
Daicel Corp.	1,800	12,457
Kuraray Co., Ltd.	1,200	10,436
Linde PLC	2,665	923,236
Mitsubishi Chemical Holdings Corp.	2,400	17,802
Sika AG	47	19,534
Sumitomo Chemical Co., Ltd.	15,700	74,038
Umicore SA(b)	518	21,131

		1,333,606

CONSTRUCTION MATERIALS–0.0%
CSR Ltd.	6,270	26,845
GCC SAB de CV	4,300	33,024

		59,869

CONTAINERS & PACKAGING–0.0%
Sealed Air Corp.	458	30,901
Smurfit Kappa Group PLC	319	17,582

		48,483

METALS & MINING–1.2%
Agnico Eagle Mines Ltd.	4,549	241,628
Alcoa Corp.	1,530	91,157
Allkem Ltd.(a)	5,420	41,114
Anglo American PLC	9,315	383,147
AngloGold Ashanti Ltd.	7,765	163,496
APERAM SA	3,543	192,860
ArcelorMittal SA	11,038	354,084
Barrick Gold Corp.(b)	5,550	105,450
Evraz PLC	7,044	57,590
First Quantum Minerals Ltd.	5,146	123,143
Glencore PLC(a)	48,264	245,919

Industrias Penoles SAB de CV	1,909	22,006
Lundin Mining Corp.	7,945	62,055
MMC Norilsk Nickel PJSC (ADR)	2,540	77,902
Norsk Hydro ASA	6,117	48,132
Northern Star Resources Ltd.(b)	4,630	31,842
OZ Minerals Ltd.	2,685	55,355
Regis Resources Ltd.	19,455	27,686
Rio Tinto PLC	4,866	320,894
St. Barbara Ltd.(b)	23,750	25,389
Steel Dynamics, Inc.	373	23,152
Vale SA (Sponsored ADR)–Class B	12,186	170,848

		2,864,849

PAPER & FOREST PRODUCTS–0.0%
Suzano SA(a)	9,200	99,370

PAPER PRODUCTS–0.0%
Stora Enso Oyj–Class R	1,890	34,688

		4,440,865

UTILITIES–0.8%
ELECTRIC UTILITIES–0.7%
American Electric Power Co., Inc.	8,367	744,412
Enel SpA	22,240	177,833
NextEra Energy, Inc.	8,272	772,274
NRG Energy, Inc.	1,972	84,953

		1,779,472

GAS UTILITIES–0.0%
UGI Corp.	1,689	77,542

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.1%
EDP Renovaveis SA	3,880	96,486

		1,953,500

CONSUMER SERVICES–0.1%
HOTELS, RESORTS & CRUISE LINES–0.1%
Hilton Grand Vacations, Inc.(a)	930	48,462

LEISURE FACILITIES–0.0%
Planet Fitness, Inc.(a)	285	25,815

RESTAURANTS–0.0%
Dine Brands Global, Inc.	250	18,953

		93,230

TRANSPORTATION–0.0%
HIGHWAYS & RAILTRACKS–0.0%
Transurban Group	7,887	79,219

AB Variable Products Series Fund

Company		Shares	U.S. $ Value

CONSUMER DURABLES & APPAREL–0.0%
HOMEBUILDING–0.0%
PulteGroup, Inc.		1,000	$57,160

TELECOMMUNICATION SERVICES–0.0%
INTEGRATED TELECOMMUNICATION SERVICES–0.0%
Infrastrutture Wireless Italiane SpA(b)(c)		3,280	39,774

CAPITAL GOODS–0.0%
BUILDING PRODUCTS–0.0%
Fletcher Building Ltd.		5,740	28,763

SOFTWARE & SERVICES–0.0%
INTERNET SERVICES & INFRASTRUCTURE–0.0%
GDS Holdings Ltd. (ADR)(a)		240	11,318
Vnet Group, Inc. (ADR)(a)		800	7,224

			18,542

Total Common Stocks (cost $58,075,207)			96,574,664

INVESTMENT COMPANIES–26.2%
FUNDS AND INVESTMENT TRUSTS–26.2%(f)(g)
AB Discovery Growth Fund, Inc.–Class Z		215,799	3,174,405
AB Trust–AB Discovery Value Fund–Class Z		130,189	3,245,615
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z		627,599	8,146,230
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z		3,225,751	42,837,967
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z		213,805	3,266,945
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z		125,464	3,783,981

Total Investment Companies (cost $60,188,801)		64,455,143

	Principal Amount (000)
GOVERNMENTS– TREASURIES–15.6%
AUSTRALIA–1.3%
Australia Government Bond Series 145 2.75%, 06/21/2035(c)	AUD	802	643,402

Series 150 3.00%, 03/21/2047(c)	AUD	1,025	829,247
Series 156 2.75%, 05/21/2041(c)		715	557,637
Series 161 0.25%, 11/21/2025(c)		350	245,188
Series 163 1.00%, 11/21/2031(c)		766	523,408
Series 164 0.50%, 09/21/2026(c)		475	332,423

			3,131,305

AUSTRIA–0.2%
Republic of Austria Government Bond 0.50%, 02/20/2029(c)	EUR	449	534,067

BELGIUM–0.1%
Kingdom of Belgium Government Bond Series 76 1.90%, 06/22/2038(c)		180	248,941

CANADA–0.3%
Canadian Government Bond 2.00%, 12/01/2051	CAD	940	799,529

CHINA–1.3%
China Government Bond Series 1827 3.25%, 11/22/2028	CNY	1,710	275,625
Series INBK 2.68%, 05/21/2030		3,670	566,750
3.01%, 05/13/2028		2,220	352,682
3.27%, 11/19/2030		4,190	679,310
3.39%, 03/16/2050		9,160	1,428,464

			3,302,831

FINLAND–0.1%
Finland Government Bond 0.50%, 09/15/2028(c)	EUR	115	136,966

GERMANY–1.5%
Bundesrepublik Deutschland Bundesanleihe 0.00%, 08/15/2050(c)		618	671,291
Series G 0.00%, 08/15/2031–08/15/2050(c)		2,705	3,118,713

			3,790,004

IRELAND–0.1%
Ireland Government Bond 1.35%, 03/18/2031(c)		162	205,378

ITALY–1.6%
Italy Buoni Poliennali Del Tesoro 0.25%, 03/15/2028(c)		1,310	1,454,521
0.50%, 07/15/2028(c)		187	210,038
0.95%, 09/15/2027(c)		1,715	1,994,018

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

1.50%, 04/30/2045(c)	EUR	172	$183,797

			3,842,374

JAPAN–3.4%
Japan Government Ten Year Bond Series 358 0.10%, 03/20/2030	JPY	205,850	1,807,536
Series 359 0.10%, 06/20/2030		277,550	2,435,795
Series 360 0.10%, 09/20/2030		87,450	766,721
Japan Government Thirty Year Bond Series 65 0.40%, 12/20/2049		74,200	600,863
Series 68 0.60%, 09/20/2050		69,900	596,165
Japan Government Twenty Year Bond Series 169 0.30%, 06/20/2039		31,650	270,435
Series 171 0.30%, 12/20/2039		44,850	381,796
Series 177 0.40%, 06/20/2041		89,750	770,494
Japan Government Two Year Bond Series 424 0.005%, 05/01/2023		96,100	836,537

			8,466,342

MALAYSIA–0.1%
Malaysia Government Bond Series 0310 4.498%, 04/15/2030	MYR	1,088	277,067

SOUTH KOREA–0.4%
Korea Treasury Bond Series 3012 1.50%, 12/10/2030	KRW	1,236,490	974,371

SPAIN–0.5%
Spain Government Bond 1.00%, 07/30/2042(c)	EUR	746	823,230
1.20%, 10/31/2040(c)		281	323,485

			1,146,715

THAILAND–0.1%
Thailand Government Bond 2.00%, 12/17/2031	THB	7,680	230,998

UNITED KINGDOM–0.6%
United Kingdom Gilt 1.25%, 07/31/2051(c)	GBP	168	232,938
1.50%, 07/31/2053(c)		61	90,826
1.75%, 09/07/2037(c)		856	1,256,185

			1,579,949

UNITED STATES–4.0%
U.S. Treasury Bonds 1.125%, 08/15/2040	U.S.$	2,560	2,241,600
1.875%, 02/15/2051		1,591	1,581,305
2.00%, 08/15/2051		715	732,316
4.50%, 08/15/2039		200	282,969
U.S. Treasury Notes 0.25%, 05/31/2025		550	535,133
0.375%, 04/15/2024		870	861,300
0.50%, 03/15/2023–02/28/2026		582	574,879
0.625%, 07/31/2026		565	549,727
1.25%, 08/15/2031		486	475,824
2.125%, 05/31/2026		1,840	1,912,163

			9,747,216

Total Governments–Treasuries (cost $39,736,212)			38,414,053

CORPORATES–INVESTMENT GRADE–6.3%

FINANCIAL INSTITUTIONS–3.3%
BANKING–2.2%
Banco Santander SA 1.125%, 06/23/2027(c)	EUR	100	117,025
Bank of America Corp. 1.776%, 05/04/2027(c)		248	298,535
2.299%, 07/21/2032	U.S.$	121	118,826
CaixaBank SA 0.375%, 11/18/2026(c)	EUR	200	226,505
Citigroup, Inc. 1.50%, 07/24/2026(c)		155	184,049
2.561%, 05/01/2032	U.S.$	144	144,821
5.95%, 01/30/2023(h)		90	92,768
Series Y
4.15%, 11/15/2026(h)		91	92,468
Credit Suisse Group AG 4.194%, 04/01/2031(c)		250	275,828
Danske Bank A/S 0.75%, 06/09/2029(c)	EUR	185	208,657
3.244%, 12/20/2025(c)	U.S.$	350	364,014
DNB Bank ASA 6.50%, 03/26/2022(c)(h)		210	212,528
Fifth Third Bancorp Series L 4.50%, 09/30/2025(h)		41	43,260
Goldman Sachs Group, Inc. (The) 1.25%, 05/01/2025(c)	EUR	190	221,937
2.383%, 07/21/2032	U.S.$	118	116,196
Series V 4.125%, 11/10/2026(h)		67	67,943

AB Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

HSBC Holdings PLC 6.375%, 03/30/2025(h)	U.S.$	200	$216,012
ING Groep NV 6.50%, 04/16/2025(h)		232	252,548
JPMorgan Chase & Co. 1.09%, 03/11/2027(c)	EUR	170	199,202
Series I 3.599% (LIBOR 3 Month + 3.47%), 04/30/2022(h)(i)	U.S.$	34	34,089
Series V 3.534% (LIBOR 3 Month + 3.32%), 04/01/2022(h)(i)		17	17,008
Series Z 3.932% (LIBOR 3 Month + 3.80%), 02/01/2022(h)(i)		31	31,042
Lloyds Banking Group PLC 7.50%, 06/27/2024(h)		200	219,998
Mitsubishi UFJ Financial Group, Inc. 0.978%, 06/09/2024(c)	EUR	215	250,792
Morgan Stanley 0.406%, 10/29/2027		160	181,001
2.239%, 07/21/2032	U.S.$	119	116,588
Series H 3.734% (LIBOR 3 Month + 3.61%), 01/18/2022(h)(i)		9	9,003
Natwest Group PLC 0.78%, 02/26/2030(c)	EUR	200	224,610
Series U 2.544% (LIBOR 3 Month + 2.32%), 09/30/2027(h)(i)	U.S.$	200	198,548
Nordea Bank Abp 6.125%, 09/23/2024(c)(h)		200	215,300
PNC Financial Services Group, Inc. (The) Series O 3.81% (LIBOR 3 Month + 3.68%), 02/01/2022(h)(i)		17	16,985
Standard Chartered PLC 1.639% (LIBOR 3 Month + 1.51%), 01/30/2027(c)(h)(i)		200	192,640
UniCredit SpA 3.127%, 06/03/2032(c)		245	241,920

			5,402,646

BROKERAGE–0.1%
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(h)	U.S.$	201	205,609

FINANCE–0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/30/2032		345	351,831
Air Lease Corp. 2.10%, 09/01/2028		26	25,144
2.875%, 01/15/2026		23	23,721
3.25%, 03/01/2025		5	5,197
3.625%, 04/01/2027		14	14,735
4.625%, 10/01/2028		20	22,085
Aircastle Ltd. 2.85%, 01/26/2028(c)		109	109,802
4.25%, 06/15/2026		49	52,537
5.25%, 08/11/2025(c)		72	79,158
Aviation Capital Group LLC 1.95%, 01/30/2026(c)		13	12,709
3.50%, 11/01/2027(c)		18	18,551
4.125%, 08/01/2025(c)		2	2,114
4.375%, 01/30/2024(c)		13	13,641
4.875%, 10/01/2025(c)		23	24,902
5.50%, 12/15/2024(c)		47	51,442
Synchrony Financial 2.875%, 10/28/2031		124	123,683
3.95%, 12/01/2027		13	13,978

			945,230

INSURANCE–0.2%
Centene Corp. 2.45%, 07/15/2028		62	61,330
4.625%, 12/15/2029		37	39,930
CNP Assurances 2.50%, 06/30/2051(c)	EUR	100	120,405
Voya Financial, Inc. 5.65%, 05/15/2053	U.S.$	153	159,093

			380,758

REITs–0.4%
Digital Euro Finco LLC 2.50%, 01/16/2026(c)	EUR	220	270,565
Essential Properties LP 2.95%, 07/15/2031	U.S.$	152	149,969
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		74	74,378
Host Hotels & Resorts LP Series I 3.50%, 09/15/2030		81	83,180
Series J 2.90%, 12/15/2031		137	132,502

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Office Properties Income Trust 3.45%, 10/15/2031	U.S.$	60	$58,271
Vornado Realty LP 3.40%, 06/01/2031		160	164,879
WPC Eurobond BV 0.95%, 06/01/2030	EUR	157	173,089

			1,106,833

			8,041,076

INDUSTRIAL–2.7%
BASIC–0.0%
Suzano Austria GmbH 3.75%, 01/15/2031	U.S.$	96	97,428

COMMUNICATIONS–MEDIA–0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050		17	19,057
5.125%, 07/01/2049		28	32,427
5.375%, 05/01/2047		35	41,802
Discovery Communications LLC 4.65%, 05/15/2050		33	38,832
5.20%, 09/20/2047		100	123,653
5.30%, 05/15/2049		46	58,161
Netflix, Inc. 3.625%, 05/15/2027	EUR	147	192,175
Weibo Corp. 3.375%, 07/08/2030	U.S.$	200	197,287

			703,394

COMMUNICATIONS–TELECOMMUNICATIONS–0.2%
AT&T, Inc. 4.30%, 12/15/2042		44	49,622
Series B 2.875%, 03/02/2025(h)	EUR	100	114,091
British Telecommunications PLC 9.625%, 12/15/2030	U.S.$	77	113,227
T-Mobile USA, Inc. 2.625%, 04/15/2026		73	73,524
2.875%, 02/15/2031		48	47,390
3.375%, 04/15/2029		78	79,576

			477,430

CONSUMER CYCLICAL–AUTOMOTIVE–0.2%
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(c)		109	114,215
Harley-Davidson, Inc. 3.50%, 07/28/2025		96	101,233

Volkswagen International Finance NV 0.875%, 09/22/2028(c)	EUR	200	$234,107

			449,555

CONSUMER CYCLICAL–OTHER–0.1%
Las Vegas Sands Corp. 3.50%, 08/18/2026	U.S.$	89	90,090
3.90%, 08/08/2029		100	100,574
MDC Holdings, Inc. 6.00%, 01/15/2043		133	167,804

			358,468

CONSUMER NON-CYCLICAL–0.4%
Altria Group, Inc. 3.125%, 06/15/2031	EUR	270	341,485
British American Tobacco PLC Series 5.25 3.00%, 09/27/2026(c)(h)		191	213,269
Imperial Brands Finance Netherlands BV 1.75%, 03/18/2033(c)		169	187,714
Mondelez International Holdings Netherlands BV 0.25%, 09/09/2029(c)		112	124,554

			867,022

ENERGY–0.9%
BP Capital Markets PLC 3.625%, 03/22/2029(c)(h)		155	189,729
Continental Resources, Inc./OK 2.875%, 04/01/2032(c)	U.S.$	123	120,369
5.75%, 01/15/2031(c)		89	104,906
Devon Energy Corp. 5.60%, 07/15/2041		171	215,270
Enbridge Energy Partners LP 7.375%, 10/15/2045		130	202,699
Energy Transfer LP 6.25%, 04/15/2049		225	294,239
Eni SpA Series NC9 3.375%, 07/13/2029(c)(h)	EUR	155	185,065
ONEOK Partners LP 6.125%, 02/01/2041	U.S.$	7	8,866
ONEOK, Inc. 6.35%, 01/15/2031		116	146,231

AB Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029	U.S.$	16	$16,639
3.80%, 09/15/2030		42	44,212
Suncor Energy, Inc. 6.50%, 06/15/2038		44	60,311
6.85%, 06/01/2039		94	135,397
TotalEnergies SE Series NC7 1.625%, 10/25/2027(c)(h)	EUR	110	124,266
TransCanada PipeLines Ltd. 7.625%, 01/15/2039	U.S.$	134	208,631
Valero Energy Corp. 6.625%, 06/15/2037		32	43,282

			2,100,112

TECHNOLOGY–0.4%
Baidu, Inc. 1.625%, 02/23/2027		222	215,686
Broadcom, Inc.
3.137%, 11/15/2035(c)		33	33,172
3.187%, 11/15/2036(c)		35	35,113
4.11%, 09/15/2028		116	127,283
Dell International LLC/EMC Corp. 8.35%, 07/15/2046		26	43,544
Fidelity National Information Services, Inc. 1.00%, 12/03/2028	EUR	165	191,100
Kyndryl Holdings, Inc. 2.05%, 10/15/2026(c)	U.S.$	130	126,771
Oracle Corp. 3.95%, 03/25/2051		177	184,179
VeriSign, Inc. 2.70%, 06/15/2031		34	34,230
Western Digital Corp.
2.85%, 02/01/2029		28	28,265
3.10%, 02/01/2032		69	69,497

			1,088,840

TRANSPORTATION–AIRLINES–0.0%
Delta Air Lines, Inc. 7.00%, 05/01/2025(c)		99	113,290

TRANSPORTATION–SERVICES–0.2%
ENA Master Trust 4.00%, 05/19/2048(c)		200	200,913
FedEx Corp. 0.45%, 05/04/2029	EUR	220	246,457

			447,370

			6,702,909

UTILITY–0.3%
ELECTRIC–0.3%
EDP Finance BV 0.375%, 09/16/2026(c)	EUR	170	194,006
Enel Finance International NV 0.50%, 06/17/2030(c)		225	251,101
Iberdrola International BV Series NC6 1.45%, 11/09/2026(c)(h)		100	113,977
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028	U.S.$	48	47,639
SSE PLC 1.375%, 09/04/2027(c)	EUR	160	191,794

			798,517

Total Corporates–Investment Grade (cost $15,602,427)			15,542,502

CORPORATES– NON-INVESTMENT GRADE–2.5%

INDUSTRIAL–2.0%
BASIC–0.3%
Axalta Coating Systems LLC 3.375%, 02/15/2029(c)	U.S.$	150	145,330
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(c)	EUR	100	113,174
Ingevity Corp. 3.875%, 11/01/2028(c)	U.S.$	88	85,811
Olympus Water US Holding Corp. 3.875%, 10/01/2028(c)	EUR	150	171,226
Rimini Bidco SpA 5.25% (EURIBOR 3 Month + 5.25%), 12/14/2026(c)(i)		115	128,581
WEPA Hygieneprodukte GmbH 2.875%, 12/15/2027(c)		120	129,546

			773,668

CAPITAL GOODS–0.2%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 2.00%, 09/01/2028(c)		135	152,051
TK Elevator Midco GmbH 4.375%, 07/15/2027(c)		140	164,695
TransDigm, Inc. 6.25%, 03/15/2026(c)	U.S.$	110	114,304

			431,050

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

COMMUNICATIONS–MEDIA–0.2%
Cable One, Inc. 4.00%, 11/15/2030(c)	U.S.$	53	$52,258
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030–06/01/2033(c)		112	114,457
DISH DBS Corp.
5.25%, 12/01/2026(c)		126	127,989
5.75%, 12/01/2028(c)		87	87,870

			382,574

COMMUNICATIONS–TELECOMMUNICATIONS–0.2%
Lorca Telecom Bondco SA 4.00%, 09/18/2027(c)	EUR	110	127,367
Lumen Technologies, Inc. 4.50%, 01/15/2029(c)	U.S.$	103	99,882
Telecom Italia SpA/Milano 1.625%, 01/18/2029(c)	EUR	140	146,210

			373,459

CONSUMER CYCLICAL–AUTOMOTIVE–0.1%
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(c)		120	140,066
ZF Finance GmbH 2.00%, 05/06/2027(c)		100	113,809

			253,875

CONSUMER CYCLICAL–ENTERTAINMENT–0.1%
Carnival Corp. 4.00%, 08/01/2028(c)	U.S.$	173	171,742
Carnival PLC 1.00%, 10/28/2029	EUR	200	170,771

			342,513

CONSUMER CYCLICAL–OTHER–0.0%
NH Hotel Group SA 4.00%, 07/02/2026(c)		100	113,225

CONSUMER CYCLICAL–RESTAURANTS–0.1%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(c)	U.S.$	116	114,835

CONSUMER CYCLICAL–RETAILERS–0.0%
Levi Strauss & Co. 3.50%, 03/01/2031(c)		55	56,084

CONSUMER NON-CYCLICAL–0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(c)	U.S.$	61	62,158
Avantor Funding, Inc. 2.625%, 11/01/2025(c)	EUR	102	118,890
Cheplapharm Arzneimittel GmbH 3.50%, 02/11/2027(c)		120	138,910
Grifols Escrow Issuer SA 3.875%, 10/15/2028(c)		100	114,329
Grifols SA 1.625%, 02/15/2025(c)		100	113,353
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(c)	U.S.$	131	130,544
Newell Brands, Inc.
4.70%, 04/01/2026		81	88,346
4.875%, 06/01/2025		20	21,763
Paysafe Finance PLC/Paysafe Holdings US Corp. 3.00%, 06/15/2029(c)	EUR	135	144,989
Tenet Healthcare Corp. 4.625%, 07/15/2024	U.S.$	42	42,632

			975,914

ENERGY–0.0%
Venture Global Calcasieu Pass LLC 3.875%, 08/15/2029(c)		98	102,009

OTHER INDUSTRIAL–0.1%
Belden, Inc. 3.375%, 07/15/2027(c)	EUR	110	126,832

SERVICES–0.2%
Block, Inc. 2.75%, 06/01/2026(c)	U.S.$	149	149,615
Elior Group SA 3.75%, 07/15/2026(c)	EUR	105	122,471
Verisure Holding AB 3.25%, 02/15/2027(c)		110	124,911

			396,997

TRANSPORTATION–AIRLINES–0.0%
Deutsche Lufthansa AG 2.875%, 02/11/2025(c)		100	114,197

TRANSPORTATION–SERVICES–0.1%
Chicago Parking Meters LLC 4.93%, 12/30/2025(e)	U.S.$	200	215,129

			4,772,361

AB Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

FINANCIAL INSTITUTIONS–0.5%
BANKING–0.4%
Banco Bilbao Vizcaya Argentaria SA Series 9 6.50%, 03/05/2025(h)	U.S.$	200	$212,216
Banco Santander SA 6.75%, 04/25/2022(c)(h)	EUR	200	232,605
Credit Suisse Group AG 7.50%, 12/11/2023(c)(h)	U.S.$	200	216,238
Intesa Sanpaolo SpA Series E 3.928%, 09/15/2026(c)	EUR	125	156,781
Societe Generale SA 7.875%, 12/18/2023(c)(h)	U.S.$	200	218,282

			1,036,122

FINANCE–0.0%
SLM Corp. 4.20%, 10/29/2025		80	83,792

REITs–0.1%
Vivion Investments SARL 3.00%, 08/08/2024(c)	EUR	100	111,330

			1,231,244

Total Corporates– Non-Investment Grade (cost $6,091,999)			6,003,605

COLLATERALIZED MORTGAGE OBLIGATIONS–1.8%
RISK SHARE FLOATING RATE–1.4%
Bellemeade Re Ltd.
Series 2019-1A, Class M1B 1.852% (LIBOR 1 Month + 1.75%), 03/25/2029(c)(i)	U.S.$	175	174,575
Series 2019-2A, Class M2 3.202% (LIBOR 1 Month + 3.10%), 04/25/2029(c)(i)		150	151,501
Connecticut Avenue Securities Trust
Series 2019-R02, Class 1M2 2.403% (LIBOR 1 Month + 2.30%), 08/25/2031(c)(i)		17	16,641

Series 2019-R03, Class 1M2 2.253% (LIBOR 1 Month + 2.15%), 09/25/2031(c)(i)	U.S.$	12	11,848
Series 2019-R04, Class 2M2 2.202% (LIBOR 1 Month + 2.10%), 06/25/2039(c)(i)		9	8,993
Series 2019-R05, Class 1M2 2.103% (LIBOR 1 Month + 2.00%), 07/25/2039(c)(i)		6	5,514
Series 2019-R06, Class 2M2 2.202% (LIBOR 1 Month + 2.10%), 09/25/2039(c)(i)		19	19,191
Series 2019-R07, Class 1M2 2.203% (LIBOR 1 Month + 2.10%), 10/25/2039(c)(i)		16	15,839
Series 2021-R01, Class 1M1 0.80% (SOFR + 0.75%), 10/25/2041(c)(i)		14	14,221
Series 2021-R01, Class 1M2 1.60% (SOFR + 1.55%), 10/25/2041(c)(i)		19	19,468
Series 2021-R03, Class 1M1 0.90%, 12/25/2041(c)(i)		174	174,244
Series 2021-R03, Class 1M2 1.70% (SOFR + 1.65%), 12/25/2041(c)(i)		131	130,833
Eagle RE Ltd.
Series 2018-1, Class M1 1.802% (LIBOR 1 Month + 1.70%), 11/25/2028(c)(i)		56	55,779
Series 2021-2, Class M1B 2.10% (SOFR + 2.05%), 04/25/2034(c)(i)		150	150,266
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2014-DN3, Class M3 4.103% (LIBOR 1 Month + 4.00%), 08/25/2024(i)		65	66,549

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Series 2014-HQ3, Class M3 4.853% (LIBOR 1 Month + 4.75%), 10/25/2024(i)	U.S.$	6	$5,988
Series 2019-DNA3, Class M2 2.153% (LIBOR 1 Month + 2.05%), 07/25/2049(c)(i)		20	20,585
Series 2019-HQA1, Class M2
2.453% (LIBOR 1 Month + 2.35%), 02/25/2049(c)(i)		46	45,981
Series 2021-DNA5, Class M2 1.70% (SOFR + 1.65%), 01/25/2034(c)(i)		56	55,840
Series 2021-DNA6, Class M2 1.55% (SOFR + 1.50%), 10/25/2041(c)(i)		146	146,391
Series 2021-DNA7, Class M2 1.85% (SOFR + 1.80%), 11/25/2041(c)(i)		218	218,230
Series 2021-HQA4, Class M1 1.00%, 12/25/2041(c)(i)		174	174,302
Series 2021-HQA4, Class M2 2.40%, 12/25/2041(c)(i)		218	218,085
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 1M2 4.403% (LIBOR 1 Month + 4.30%), 02/25/2025(i)		26	26,084
Series 2015-C02, Class 1M2 4.103% (LIBOR 1 Month + 4.00%), 05/25/2025(i)		39	39,511
Series 2015-C02, Class 2M2 4.103% (LIBOR 1 Month + 4.00%), 05/25/2025(i)		4	4,070

Series 2015-C03, Class 1M2 5.103% (LIBOR 1 Month + 5.00%), 07/25/2025(i)	U.S.$	18	18,838
Series 2015-C03, Class 2M2 5.103% (LIBOR 1 Month + 5.00%), 07/25/2025(i)		7	7,192
Series 2015-C04, Class 1M2 5.803% (LIBOR 1 Month + 5.70%), 04/25/2028(i)		33	34,764
Series 2015-C04, Class 2M2 5.653% (LIBOR 1 Month + 5.55%), 04/25/2028(i)		115	120,294
Series 2016-C01, Class 1M2 6.853% (LIBOR 1 Month + 6.75%), 08/25/2028(i)		36	37,556
Series 2016-C02, Class 1M2 6.103% (LIBOR 1 Month + 6.00%), 09/25/2028(i)		61	63,052
Series 2016-C05, Class 2M2 4.553% (LIBOR 1 Month + 4.45%), 01/25/2029(i)		134	138,631
Series 2016-C06, Class 1M2 4.353% (LIBOR 1 Month + 4.25%), 04/25/2029(i)		80	82,674
Series 2017-C01, Class 1M2 3.653% (LIBOR 1 Month + 3.55%), 07/25/2029(i)		56	57,415
Series 2017-C05, Class 1M2 2.303% (LIBOR 1 Month + 2.20%), 01/25/2030(i)		105	106,850
Series 2021-R02, Class 2M2 2.05% (SOFR + 2.00%), 11/25/2041(c)(i)		95	95,421

AB Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CH1, Class M2 4.353% (LIBOR 1 Month + 4.25%), 11/25/2024(i)(j)	U.S.$	9	$8,508
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.102% (LIBOR 1 Month + 2.00%), 03/27/2024(c)(i)		46	46,350
Series 2019-2R, Class A 2.852% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(i)		77	76,336
Radnor Re Ltd. Series 2019-1, Class M1B 2.053% (LIBOR 1 Month + 1.95%), 02/25/2029(c)(i)		140	140,476
STACR Trust Series 2018-DNA3, Class M2 2.203% (LIBOR 1 Month + 2.10%), 09/25/2048(c)(i)		174	175,921
Traingle Re Ltd. Series 2021-1, Class M1B 3.102% (LIBOR 1 Month + 3.00%), 08/25/2033(c)(i)		88	88,374
Series 2021-3, Class M1A 1.95% (SOFR + 1.90%), 02/25/2034(c)(i)		178	177,893
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.353% (LIBOR 1 Month + 5.25%), 11/25/2025(i)(j)		45	43,393
Series 2015-WF1, Class 2M2 5.603% (LIBOR 1 Month + 5.50%), 11/25/2025(i)(j)		12	11,748

			3,502,215

AGENCY FLOATING RATE–0.2%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 5.99% (6.10%–LIBOR 1 Month), 12/15/2044(i)(k)	U.S.$	302	50,763
Series 4693, Class SL 6.04% (6.15%–LIBOR 1 Month), 06/15/2047(i)(k)		315	58,312
Series 4719, Class JS 6.04% (6.15%–LIBOR 1 Month), 09/15/2047(i)(k)		198	31,111
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.438% (6.54%–LIBOR 1 Month), 12/25/2041(i)(k)		160	30,150
Series 2016-106, Class ES 5.898% (6.00%–LIBOR 1 Month), 01/25/2047(i)(k)		285	49,679
Series 2017-81, Class SA 6.098% (6.20%–LIBOR 1 Month), 10/25/2047(i)(k)		325	61,743
Series 2017-97, Class LS 6.098% (6.20%–LIBOR 1 Month), 12/25/2047(i)(k)		277	54,254
Government National Mortgage Association Series 2017-134, Class SE 6.096% (6.20%–LIBOR 1 Month), 09/20/2047(i)(k)		163	25,850
Series 2017-65, Class ST 6.046% (6.15%–LIBOR 1 Month), 04/20/2047(i)(k)		294	52,964

			414,826

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

NON-AGENCY FIXED RATE–0.1%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035	U.S.$	15	$12,561
Series 2006-24CB, Class A16 5.75%, 08/25/2036		79	59,242
Series 2006-28CB, Class A14 6.25%, 10/25/2036		58	41,198
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		35	31,426
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 07/25/2037		27	17,466
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 05/25/2036		34	21,858
Series 2006-13, Class 1A19 6.25%, 09/25/2036		19	11,681
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		70	44,720

			240,152

NON-AGENCY FLOATING RATE–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.482% (LIBOR 1 Month + 0.38%), 12/25/2036(i)		189	87,358
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.602% (LIBOR 1 Month + 0.50%), 03/25/2035(i)		42	37,532

			124,890

Total Collateralized Mortgage Obligations (cost $4,332,981)			4,282,083

MORTGAGE PASS-THROUGHS–1.3%
AGENCY FIXED RATE 30-YEAR–1.3%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049	U.S.$	203	216,822
Series 2020 2.50%, 07/01/2050		125	128,645
Federal Home Loan Mortgage Corp. Gold Series 2019 4.50%, 02/01/2049		104	113,571
Federal National Mortgage Association Series 2012 3.50%, 11/01/2042		223	241,056
Series 2013 3.50%, 04/01/2043		141	151,966
Series 2018 3.50%, 02/01/2048		88	93,142
4.50%, 09/01/2048		201	217,706
Series 2020 2.50%, 07/01/2050		692	717,150
Uniform Mortgage-Backed Security Series 2022 2.50%, 01/01/2052, TBA		1,341	1,369,635

Total Mortgage Pass-Throughs (cost $3,244,068)			3,249,693

QUASI-SOVEREIGNS–1.3%

QUASI-SOVEREIGN BONDS–1.3%
CHINA–1.2%
China Development Bank Series 1805 4.88%, 02/09/2028	CNY	12,590	2,180,143
Series 1910 3.65%, 05/21/2029		2,040	331,894
Series 2004 3.43%, 01/14/2027		1,780	286,256
Series 2009 3.39%, 07/10/2027		1,140	182,976

			2,981,269

MEXICO–0.1%
Comision Federal de Electricidad 3.348%, 02/09/2031(c)	U.S.$	200	196,100

Total Quasi-Sovereigns (cost $2,837,930)			3,177,369

AB Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS–0.8%
CLO–FLOATING RATE–0.8%
AGL CLO 12 Ltd. Series 2021-12A, Class A1 1.29% (LIBOR 3 Month + 1.16%), 07/20/2034(c)(i)	U.S.$	250	$249,858
Ballyrock CLO 16 Ltd. Series 2021-16A, Class A1 1.265% (LIBOR 3 Month + 1.13%), 07/20/2034(c)(i)		250	249,438
ICG US CLO Ltd. Series 2015-1A, Class A1R 1.264% (LIBOR 3 Month + 1.14%), 10/19/2028(c)(i)		249	249,491
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class B 1.722% (LIBOR 3 Month + 1.60%), 07/16/2035(c)(i)		250	248,239
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 1.242% (LIBOR 3 Month + 1.13%), 07/17/2035(c)(i)		250	249,906
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 1.34% (LIBOR 3 Month + 1.18%), 11/18/2031(c)(i)		320	320,029
Pikes Peak CLO 8 Series 2021-8A, Class B 1.902% (LIBOR 3 Month + 1.75%), 07/20/2034(c)(i)		250	249,997
TIAA CLO IV Ltd. Series 2018-1A, Class A1A 1.362% (LIBOR 3 Month + 1.23%), 01/20/2032(c)(i)		250	250,009

Total Collateralized Loan Obligations (cost $2,069,482)			2,066,967

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.7%
NON-AGENCY FLOATING RATE CMBS–0.5%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.11% (LIBOR 1 Month + 1.00%), 06/15/2035(c)(i)	U.S.$	200	200,103
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.11% (LIBOR 1 Month + 1.00%), 11/15/2033(c)(i)		375	373,844
BHMS Series 2018-ATLS, Class A 1.36% (LIBOR 1 Month + 1.25%), 07/15/2035(c)(i)		158	157,944
BX Trust Series 2018-EXCL, Class A 1.198% (LIBOR 1 Month + 1.09%), 09/15/2037(c)(i)		148	147,584
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.134% (LIBOR 1 Month + 1.03%), 12/19/2030(c)(i)		166	165,221
Invitation Homes Trust Series 2018-SFR4, Class A 1.209% (LIBOR 1 Month + 1.10%), 01/17/2038(c)(i)		208	207,866
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.06% (LIBOR 1 Month + 1.95%), 11/15/2026(i)(j)		73	67,466

			1,320,028

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

NON-AGENCY FIXED RATE CMBS–0.2%
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 04/10/2031(c)	U.S.$	276	$273,438
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6, Class E 5.122%, 05/15/2045(c)		119	83,143
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(c)		137	138,736

			495,317

Total Commercial Mortgage-Backed Securities (cost $1,860,847)			1,815,345

INFLATION-LINKED SECURITIES–0.7%
AUSTRALIA–0.3%
Australia Government Bond Series 30CI 2.50%, 09/20/2030(c)	AUD	732	856,399

UNITED STATES–0.4%
U.S. Treasury Notes 0.125%, 10/15/2026 (TIPS)	U.S.$	804	875,874

Total Inflation-Linked Securities (cost $1,725,967)			1,732,273

GOVERNMENTS–SOVEREIGN BONDS–0.5%
COLOMBIA–0.1%
Colombia Government International Bond 3.875%, 04/25/2027		200	201,475

GERMANY–0.1%
Kreditanstalt fuer Wiederaufbau Zero Coupon, 06/15/2029(c)	EUR	115	131,293

INDONESIA–0.1%
Indonesia Government International Bond 3.375%, 07/30/2025(c)		180	225,141

MEXICO–0.1%
Mexico Government International Bond 4.75%, 04/27/2032	U.S.$	280	316,452

PANAMA–0.1%
Panama Government International Bond 6.70%, 01/26/2036	U.S.$	165	221,028

Total Governments–Sovereign Bonds (cost $1,133,012)			1,095,389

EMERGING MARKETS–CORPORATE BONDS–0.4%

INDUSTRIAL–0.4%
BASIC–0.1%
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(c)		200	194,850
Volcan Cia Minera SAA 4.375%, 02/11/2026(c)		24	23,157

			218,007

CAPITAL GOODS–0.2%
Cemex SAB de CV 5.45%, 11/19/2029(c)		200	214,538
Embraer Netherlands Finance BV 6.95%, 01/17/2028(c)		200	221,662

			436,200

COMMUNICATIONS–MEDIA–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)		200	194,225

ENERGY–0.0%
Leviathan Bond Ltd. 6.125%, 06/30/2025(c)		46	48,729

			897,161

UTILITY–0.0%
ELECTRIC–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(j)		14	14,303

Total Emerging Markets– Corporate Bonds (cost $920,031)			911,464

EMERGING MARKETS–SOVEREIGNS–0.3%
BAHRAIN–0.1%
Bahrain Government International Bond 5.25%, 01/25/2033(b)(c)		200	187,438

EGYPT–0.1%
Egypt Government International Bond 7.30%, 09/30/2033(c)		200	183,760

AB Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

IVORY COAST–0.0%
Ivory Coast Government International Bond 5.875%, 10/17/2031(c)	EUR	100	$116,824

SENEGAL–0.1%
Senegal Government International Bond 6.25%, 05/23/2033(c)	U.S.$	200	205,000

Total Emerging Markets– Sovereigns (cost $707,857)			693,022

GOVERNMENTS–SOVEREIGN AGENCIES–0.2%
CANADA–0.1%
Canada Housing Trust No. 1 2.10%, 09/15/2029(c)	CAD	380	308,404

JAPAN–0.1%
Development Bank of Japan, Inc. Series G 0.01%, 10/15/2024(c)	EUR	220	251,304

Total Governments–Sovereign Agencies (cost $568,197)			559,708

COVERED BONDS–0.1%
DNB Boligkreditt AS 0.625%, 06/19/2025(c) (cost $343,512)		282	329,382

LOCAL GOVERNMENTS– REGIONAL BONDS–0.1%
JAPAN–0.1%
Japan Finance Organization for Municipalities Series G 0.05%, 02/12/2027(c) (cost $222,976)		185	209,963

ASSET-BACKED SECURITIES–0.0%
OTHER ABS–FIXED RATE–0.0%
Nelnet Student Loan Trust Series 2021-CA, Class B 2.53%, 04/20/2062(c) (cost $103,575)	U.S.$	104	101,534

SHORT-TERM INVESTMENTS–2.2%
GOVERNMENTS– TREASURIES–1.6%
Japan Treasury Discount Bill
Series 1035 Zero Coupon, 02/14/2022	JPY	246,200	2,140,590
Series 1037 Zero Coupon, 02/21/2022 197,450			1,716,766

Total Governments–Treasuries (cost $3,892,478)			3,857,356

		Shares
INVESTMENT COMPANIES–0.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(f)(g)(l) (cost $1,525,025)		1,525,025	1,525,025

Total Short-Term Investments (cost $5,417,503)			5,382,381

Total Investments Before Security Lending Collateral for Securities Loaned–100.3% (cost $205,182,584)			246,596,540

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.1%
INVESTMENT COMPANIES–0.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(f)(g)(l) (cost $213,954)		213,954	213,954

TOTAL INVESTMENTS–100.4% (cost $205,396,538)			246,810,494
Other assets less liabilities–(0.4)%			(1,038,376)

NET ASSETS–100.0%			$245,772,118

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-Bund Futures	3	March 2022	$382,638	$(652)
U.S. 10 Yr Ultra Futures	3	March 2022	439,312	6,254
U.S. T-Note 2 Yr (CBT) Futures	16	March 2022	3,490,750	(2,870)

Sold Contracts
10 Yr Canadian Bond Futures	8	March 2022	901,980	(17,278)
Euro-BOBL Futures	29	March 2022	4,399,117	38,221
Long Gilt Futures	3	March 2022	507,175	2,189

				$25,864

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	INR	64,197	USD	847	01/07/2022	$(15,494)
BNP Paribas SA	USD	836	GBP	623	01/14/2022	7,054
BNP Paribas SA	USD	852	NZD	1,229	01/20/2022	(10,429)
BNP Paribas SA	ZAR	19,945	USD	1,221	01/25/2022	(26,733)
Citibank, NA	KRW	3,579,778	USD	3,034	01/20/2022	24,762
Citibank, NA	USD	1,049	KRW	1,247,934	01/20/2022	(116)
Citibank, NA	USD	101	COP	393,926	01/21/2022	(4,318)
Citibank, NA	USD	858	IDR	12,351,012	01/27/2022	10,333
Citibank, NA	JPY	1,211,574	USD	10,643	02/09/2022	108,092
Citibank, NA	USD	922	EUR	804	02/10/2022	(6,444)
Deutsche Bank AG	EUR	17,986	USD	20,794	02/10/2022	301,857
Goldman Sachs Bank USA	CHF	759	USD	827	01/13/2022	(5,894)
Goldman Sachs Bank USA	MXN	17,316	USD	848	01/13/2022	3,459
Goldman Sachs Bank USA	MXN	17,953	USD	820	01/13/2022	(55,659)
Goldman Sachs Bank USA	NOK	7,559	USD	907	01/20/2022	48,593
Goldman Sachs Bank USA	NZD	1,222	USD	870	01/20/2022	33,571
Goldman Sachs Bank USA	MYR	1,237	USD	291	06/16/2022	(3,731)
HSBC Bank USA	USD	858	INR	64,346	01/07/2022	6,424
HSBC Bank USA	TWD	24,252	USD	868	01/20/2022	(8,005)
HSBC Bank USA	USD	881	TWD	24,365	01/20/2022	(1,228)
HSBC Bank USA	IDR	12,477,341	USD	865	01/27/2022	(11,430)
JPMorgan Chase Bank, NA	USD	884	NOK	7,566	01/20/2022	(25,040)
JPMorgan Chase Bank, NA	USD	170	COP	666,395	01/21/2022	(6,792)
JPMorgan Chase Bank, NA	AUD	718	USD	533	02/08/2022	11,001
JPMorgan Chase Bank, NA	EUR	1,517	USD	1,731	02/10/2022	2,098
Morgan Stanley Capital Services, Inc.	USD	866	TWD	24,251	01/20/2022	9,329
Morgan Stanley Capital Services, Inc.	USD	1,264	ZAR	20,124	01/25/2022	(4,823)
Morgan Stanley Capital Services, Inc.	AUD	3,866	USD	2,858	02/08/2022	45,227
Morgan Stanley Capital Services, Inc.	CAD	1,810	USD	1,438	02/10/2022	7,181
Standard Chartered Bank	USD	985	KRW	1,174,275	01/20/2022	1,548
Standard Chartered Bank	JPY	197,522	USD	1,734	02/09/2022	16,840
Standard Chartered Bank	USD	892	EUR	786	02/10/2022	3,785

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	MXN	302	USD	15	01/13/2022	$65
State Street Bank & Trust Co.	USD	197	CHF	181	01/13/2022	1,501
State Street Bank & Trust Co.	USD	836	MXN	17,175	01/13/2022	1,633
State Street Bank & Trust Co.	GBP	27	USD	37	01/14/2022	100
State Street Bank & Trust Co.	SGD	48	USD	35	01/14/2022	(308)
State Street Bank & Trust Co.	USD	103	GBP	76	01/14/2022	(253)
State Street Bank & Trust Co.	USD	82	SGD	110	01/14/2022	(13)
State Street Bank & Trust Co.	DKK	559	USD	87	01/20/2022	1,499
State Street Bank & Trust Co.	NOK	373	USD	45	01/20/2022	2,509
State Street Bank & Trust Co.	NOK	372	USD	41	01/20/2022	(1,312)
State Street Bank & Trust Co.	NZD	9	USD	6	01/20/2022	80
State Street Bank & Trust Co.	SEK	723	USD	83	01/20/2022	2,799
State Street Bank & Trust Co.	SEK	182	USD	20	01/20/2022	(130)
State Street Bank & Trust Co.	USD	43	NOK	372	01/20/2022	(1,254)
State Street Bank & Trust Co.	USD	97	SEK	845	01/20/2022	(3,950)
State Street Bank & Trust Co.	AUD	769	USD	563	02/08/2022	3,660
State Street Bank & Trust Co.	USD	78	AUD	111	02/08/2022	2,906
State Street Bank & Trust Co.	USD	34	AUD	46	02/08/2022	(523)
State Street Bank & Trust Co.	JPY	9,353	USD	83	02/09/2022	1,419
State Street Bank & Trust Co.	JPY	10,228	USD	89	02/09/2022	(109)
State Street Bank & Trust Co.	USD	29	JPY	3,325	02/09/2022	(249)
State Street Bank & Trust Co.	EUR	1,160	USD	1,342	02/10/2022	21,055
State Street Bank & Trust Co.	EUR	463	USD	524	02/10/2022	(3,177)
State Street Bank & Trust Co.	HKD	260	USD	33	02/10/2022	42
State Street Bank & Trust Co.	USD	118	CAD	151	02/10/2022	832
State Street Bank & Trust Co.	USD	34	CAD	43	02/10/2022	(174)
State Street Bank & Trust Co.	USD	453	EUR	400	02/10/2022	3,824
State Street Bank & Trust Co.	USD	135	EUR	118	02/10/2022	(462)
State Street Bank & Trust Co.	THB	7,810	USD	232	03/10/2022	(1,636)
UBS AG	USD	822	CHF	760	01/13/2022	11,814
UBS AG	USD	864	MXN	18,260	01/13/2022	26,077
UBS AG	GBP	1,824	USD	2,475	01/14/2022	5,834
UBS AG	TWD	24,261	USD	870	01/20/2022	(6,240)
UBS AG	COP	1,149,249	USD	298	01/21/2022	15,730
UBS AG	USD	767	EUR	660	02/10/2022	(14,938)
UBS AG	CNH	40,413	USD	6,302	02/17/2022	(32,239)

						$491,430

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
iTraxxx Xover Series 36, 5 Year Index, 12/20/2026*	(5.00)%	Quarterly	2.42%	EUR	1,050	$(143,085)	$(124,639)	$(18,446)

*	Termination date

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
NZD	561	11/01/2024	3 Month BKBM	2.580%	Quarterly/ Semi-Annual	$3,172	$–0	–	$3,172
NZD	1,499	11/02/2024	3 Month BKBM	2.503%	Quarterly/Semi-Annual	6,121	–0	–	6,121
EUR	540	09/30/2050	0.122%	6 Month EURIBOR	Annual/ Semi-Annual	61,328	–0	–	61,328
EUR	540	09/30/2050	6 Month EURIBOR	(0.017)%	Semi-Annual/ Annual	(84,926)	–0	–	(84,926)
EUR	550	11/10/2050	0.022%	6 Month EURIBOR	Annual/ Semi-Annual	80,291	6,376		73,915
EUR	550	11/10/2050	6 Month EURIBOR	(0.043)%	Semi-Annual/ Annual	(91,571)	–0	–	(91,571)

						$(25,585)	$6,376		$(31,961)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	8	$(2,232)	$(893)	$(1,339)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	9	(2,511)	(492)	(2,019)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	52	(14,506)	(5,663)	(8,843)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	53	(14,785)	(5,774)	(9,011)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	4	(1,115)	(341)	(774)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8	(2,232)	(753)	(1,479)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8	(2,232)	(696)	(1,536)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	58	(16,179)	(9,029)	(7,150)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	53	(14,785)	(5,378)	(9,407)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	82	(22,875)	(12,949)	(9,926)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	75	(20,922)	(10,981)	(9,941)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	78	(21,759)	(10,111)	(11,648)

						$(136,133)	$(63,060)	$(73,073)

*	Termination date

AB Variable Products Series Fund

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	6,210	05/17/2032	2.532%	CPI	#	Maturity	$74,398	$–0–	$74,398

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2021, the aggregate market value of these securities amounted to $37,569,612 or 15.3% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	Affiliated investments.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(i)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2021.

(j)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.06% of net assets as of December 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CH1, Class M2 4.353%, 11/25/2024	11/06/2015	$8,623	$8,508	0.00%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.06%, 11/15/2026	11/16/2015	73,115	67,466	0.03%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	14,000	14,303	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.353%, 11/25/2025	09/28/2015	45,068	43,393	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.603%, 11/25/2025	09/28/2015	11,808	11,748	0.00%

(k)	Inverse interest only security.

(l)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

CNY—Chinese Yuan Renminbi

COP—Colombian Peso

DKK—Danish Krone

EUR—Euro

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

GBP—Great British Pound

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thailand Baht

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

PJSC—Public Joint Stock Company

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2021	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $143,468,758)	$180,616,372	(a)
Affiliated issuers (cost $61,927,780—including investment of cash collateral for securities loaned of $213,954)	66,194,122
Cash	154,018
Cash collateral due from broker	143,422
Foreign currencies, at value (cost $304,488)	305,515
Receivable for investment securities sold and foreign currency transactions	1,858,724
Unrealized appreciation on forward currency exchange contracts	744,533
Unaffiliated interest and dividends receivable	571,646
Unrealized appreciation on inflation swaps	74,398
Receivable for capital stock sold	47,378
Receivable for variation margin on centrally cleared swaps	1,025
Receivable for variation margin on futures	1,019
Affiliated dividends receivable	7

Total assets	250,712,179

LIABILITIES
Payable for investment securities purchased	3,727,486
Unrealized depreciation on forward currency exchange contracts	253,103
Payable for collateral received on securities loaned	213,954
Payable for capital stock redeemed	147,791
Market value on credit default swaps (net premiums received $63,060)	136,133
Advisory fee payable	95,863
Distribution fee payable	47,218
Administrative fee payable	22,843
Foreign capital gains tax payable	22,117
Transfer Agent fee payable	146
Accrued expenses	273,407

Total liabilities	4,940,061

NET ASSETS	$245,772,118

COMPOSITION OF NET ASSETS
Capital stock, at par	$21,198
Additional paid-in capital	178,449,049
Distributable earnings	67,301,871

NET ASSETS	$245,772,118

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$21,879,359	1,861,840	$11.75

B	$223,892,759	19,335,872	$11.58

(a)	Includes securities on loan with a value of $3,089,796 (see Note E).

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2021	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $54,185)	$1,771,250
Affiliated issuers	1,652,656
Interest (net of foreign taxes withheld of $1,385)	1,554,760
Securities lending income	4,221
Other income	656

4,983,543

EXPENSES
Advisory fee (see Note B)	1,364,016
Distribution fee—Class B	563,739
Transfer agency—Class A	559
Transfer agency—Class B	5,598
Custody and accounting	156,199
Audit and tax	99,937
Administrative	88,388
Printing	63,819
Legal	42,917
Directors’ fees	21,616
Miscellaneous	27,246

Total expenses	2,434,034
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(481,254)

Net expenses	1,952,780

Net investment income	3,030,763

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Affiliated Underlying Portfolios	676,175
Investment transactions(a)	16,842,536
Forward currency exchange contracts	(101,939)
Futures	271,509
Swaps	93,058
Foreign currency transactions	2,279,043
Net realized gain distributions from Affiliated Underlying Portfolios	2,321,524
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	2,760,482
Investments(b)	1,714,970
Forward currency exchange contracts	1,071,447
Futures	14,305
Swaps	249,415
Foreign currency denominated assets and liabilities	(28,994)

Net gain on investment and foreign currency transactions	28,163,531

Contributions from Affiliates (see Note B)	72

NET INCREASE IN NET ASSETS FROM OPERATIONS	$31,194,366

(a)	Net of foreign realized capital gains taxes of $2,425.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $10,096.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$3,030,763	$2,685,630
Net realized gain on investment and foreign currency transactions	20,060,382	2,990,934
Net realized gain distributions from Affiliated Underlying Portfolios	2,321,524	412,213
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	5,781,625	13,329,050
Contributions from Affiliates (see Note B)	72	–0	–

Net increase in net assets from operations	31,194,366	19,417,827
Distributions to Shareholders
Class A	(615,351)	(1,115,680)
Class B	(5,621,797)	(10,939,126)
CAPITAL STOCK TRANSACTIONS
Net decrease	(22,864,424)	(19,101,220)

Total increase (decrease)	2,092,794	(11,738,199)
NET ASSETS
Beginning of period	243,679,324	255,417,523

End of period	$245,772,118	$243,679,324

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2021	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2021:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$22,431,246		$181,526		$–0	–	$22,612,772
Health Care	10,811,316		190,878		–0	–	11,002,194
Consumer Discretionary	9,933,736		321,224		–0	–	10,254,960
Real Estate	7,567,574		2,328,491		–0	–	9,896,065
Communication Services	9,460,980		67,976		–0	–	9,528,956
Financials	7,531,932		386,714		–0	–	7,918,646
Industrials	7,273,062		307,042		23,548		7,603,652
Energy	3,023,739		3,101,409		–0	–	6,125,148
Consumer Staples	4,696,660		224,558		–0	–	4,921,218
Materials	2,159,474		2,281,391		–0	–	4,440,865
Utilities	1,679,181		274,319		–0	–	1,953,500
Consumer Services	93,230		–0	–	–0	–	93,230
Transportation	–0	–	79,219		–0	–	79,219
Consumer Durables & Apparel	57,160		–0	–	–0	–	57,160
Telecommunication Services	–0	–	39,774		–0	–	39,774
Capital Goods	–0	–	28,763		–0	–	28,763
Software & Services	18,542		–0	–	–0	–	18,542
Investment Companies	64,455,143		–0	–	–0	–	64,455,143
Governments—Treasuries	–0	–	38,414,053		–0	–	38,414,053
Corporates—Investment Grade	–0	–	15,542,502		–0	–	15,542,502
Corporates—Non-Investment Grade	–0	–	6,003,605		–0	–	6,003,605
Collateralized Mortgage Obligations	–0	–	4,282,083		–0	–	4,282,083
Mortgage Pass-Throughs	–0	–	3,249,693		–0	–	3,249,693
Quasi-Sovereigns	–0	–	3,177,369		–0	–	3,177,369
Collateralized Loan Obligations	–0	–	2,066,967		–0	–	2,066,967
Commercial Mortgage-Backed Securities	–0	–	1,815,345		–0	–	1,815,345
Inflation-Linked Securities	–0	–	1,732,273		–0	–	1,732,273
Governments—Sovereign Bonds	–0	–	1,095,389		–0	–	1,095,389
Emerging Markets—Corporate Bonds	–0	–	911,464		–0	–	911,464
Emerging Markets—Sovereigns	–0	–	693,022		–0	–	693,022
Governments—Sovereign Agencies	–0	–	559,708		–0	–	559,708
Covered Bonds	–0	–	329,382		–0	–	329,382
Local Governments—Regional Bonds	–0	–	209,963		–0	–	209,963
Asset-Backed Securities	–0	–	101,534		–0	–	101,534
Short-Term Investments:
Governments—Treasuries	–0	–	3,857,356		–0	–	3,857,356
Investment Companies	1,525,025		–0	–	–0	–	1,525,025
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	213,954		–0	–	–0	–	213,954

Total Investments in Securities	152,931,954		93,854,992		23,548		246,810,494
Other Financial Instruments(a):
Assets:
Futures	46,664		–0	–	–0	–	46,664	(b)
Forward Currency Exchange Contracts	–0	–	744,533		–0	–	744,533
Centrally Cleared Interest Rate Swaps	–0	–	150,912		–0	–	150,912	(b)
Inflation (CPI) Swaps	–0	–	74,398		–0	–	74,398

AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Liabilities:
Futures	$(20,800)		$–0	–	$–0	–	$(20,800	)(b)
Forward Currency Exchange Contracts	–0	–	(253,103)		–0	–	(253,103)
Centrally Cleared Credit Default Swaps	–0	–	(143,085)		–0	–	(143,085	)(b)
Centrally Cleared Interest Rate Swaps	–0	–	(176,497)		–0	–	(176,497	)(b)
Credit Default Swaps	–0	–	(136,133)		–0	–	(136,133)

Total	$152,957,818		$94,116,017		$23,548		$247,097,383

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2021, such reimbursements/waivers amounted to $7,198. This fee waiver and/or expense reimbursement agreement extends through May 1, 2022 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2021, the reimbursement for such services amounted to $88,388.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2021.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2021, such waiver amounted to $684.

In connection with the Portfolio’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Portfolio as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until May 1, 2022. For the year ended December 31, 2021, such waivers and/or reimbursements amounted to $473,371.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2021 is as follows:

									Distributions
Fund	Market Value 12/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./(Depr.) (000)		Market Value 12/31/21 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$1,673	$50,637	$50,785	$–0	–	$–0	–	$1,525	$0	*	$–0	–
AB Discovery Growth Fund, Inc.	3,073	432	240	53		(144)		3,174	55		378
AB Trust—AB Discovery Value Fund	3,151	425	1,061	65		666		3,246	233		66
Bernstein Fund, Inc.—International Small Cap Portfolio	8,410	431	1,399	43		661		8,146	163		141

AB Variable Products Series Fund

										Distributions
Fund	Market Value 12/31/20 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./(Depr.) (000)		Market Value 12/31/21 (000)	Dividend Income (000)		Realized Gains (000)
International Strategic Equities Portfolio	$42,917		$3,336	$5,276	$367		$1,494		$42,838	$1,106		$1,304
Small Cap Core Portfolio	3,105		266	604	98		402		3,267	4		179
Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio	3,965		509	421	50		(319)		3,784	92		254
Government Money Market Portfolio**	–0	–	5,544	5,330	–0	–	–0	–	214	0	*	–0	–

Total					$676		$2,760		$66,194	$1,653		$2,322

*	Amount is less than $500.

**	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended December 31, 2021, the Adviser reimbursed the Portfolio $72 for trading losses incurred due to a trade entry error.

Brokerage commissions paid on investment transactions for the year ended December 31, 2021 amounted to $18,501, of which $448 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$107,970,950	$134,956,712
U.S. government securities	45,819,937	36,740,975

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$206,054,670

Gross unrealized appreciation	$46,605,735
Gross unrealized depreciation	(5,864,272)

Net unrealized appreciation	$40,741,463

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2021, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

AB Variable Products Series Fund

During the year ended December 31, 2021, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2021, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended December 31, 2021, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

AB Variable Products Series Fund

During the year ended December 31, 2021, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2021, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$46,664	*	Receivable/Payable for variation margin on futures	$20,800	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	18,446	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	144,536	*	Receivable/Payable for variation margin on centrally cleared swaps	176,497	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	744,533		Unrealized depreciation on forward currency exchange contracts	253,103

Interest rate contracts	Unrealized appreciation on inflation swaps	74,398

Credit contracts				Market value on credit default swaps	136,133

Total		$1,010,131			$604,979

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$271,509	$14,305

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(101,939)	1,071,447

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$110,415	$239,245

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(17,357)	10,170

Total		$262,628	$1,335,167

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2021:

Futures:
Average notional amount of buy contracts	$5,558,177
Average notional amount of sale contracts	$5,959,246
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$16,708,489
Average principal amount of sale contracts	$62,946,742
Inflation Swaps:
Average notional amount	$7,667,692
Centrally Cleared Interest Rate Swaps:
Average notional amount	$5,062,660
Credit Default Swaps:
Average notional amount of sale contracts	$531,811
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,193,115	(a)

(a)	Positions were open for two months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$74,398	$–0	–	$–0	–	$–0	–	$74,398
BNP Paribas SA	7,054	(7,054)		–0	–	–0	–	–0	–
Citibank, NA	143,187	(10,878)		–0	–	–0	–	132,309
Deutsche Bank AG	301,857	(34,034)		–0	–	–0	–	267,823
Goldman Sachs Bank USA/Goldman Sachs International	85,623	(85,623)		–0	–	–0	–	–0	–
HSBC Bank USA	6,424	(6,424)		–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	13,099	(13,099)		–0	–	–0	–	–0	–
Morgan Stanley Capital Services, Inc.	61,737	(4,823)		–0	–	–0	–	56,914
Standard Chartered Bank	22,173	–0	–	–0	–	–0	–	22,173
State Street Bank & Trust Co.	43,924	(13,550)		–0	–	–0	–	30,374
UBS AG	59,455	(53,417)		–0	–	–0	–	6,038

Total	$818,931	$(228,902)		$–0	–	$–0	–	$590,029	^

AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$15,494	$–0	–	$–0	–	$–0	–	$15,494
BNP Paribas SA	37,162	(7,054)	–0	–	–0	–	30,108
Citibank, NA	10,878	(10,878)	–0	–	–0	–	–0	–
Deutsche Bank AG	34,034	(34,034)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA/Goldman Sachs International	167,383	(85,623)	–0	–	–0	–	81,760
HSBC Bank USA	20,663	(6,424)	–0	–	–0	–	14,239
JPMorgan Chase Bank, NA	31,832	(13,099)	–0	–	–0	–	18,733
Morgan Stanley Capital Services, Inc.	4,823	(4,823)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	13,550	(13,550)	–0	–	–0	–	–0	–
UBS AG	53,417	(53,417)	–0	–	–0	–	–0	–

Total	$389,236	$(228,902)	$–0	–	$–0	–	$160,334	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2021, the Portfolio earned drop income of $17,711 which is included in interest income in the accompanying statement of operations.

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2021 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$3,089,796	$213,954	$2,971,848	$4,194	$27	$1

*	As of December 31, 2021.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Class A
Shares sold	195,158	77,220	$2,203,872	$757,635
Shares issued in reinvestment of dividends and distributions	53,369	114,782	615,351	1,115,680
Shares redeemed	(388,807)	(567,977)	(4,445,529)	(5,567,327)

Net decrease	(140,280)	(375,975)	$(1,626,306)	$(3,694,012)

Class B
Shares sold	1,167,051	1,282,047	$13,063,851	$11,968,828
Shares issued in reinvestment of dividends and distributions	494,442	1,140,680	5,621,797	10,939,126
Shares redeemed	(3,578,639)	(4,048,921)	(39,923,766)	(38,315,162)

Net decrease	(1,917,146)	(1,626,194)	$(21,238,118)	$(15,407,208)

AB Variable Products Series Fund

At December 31, 2021, certain shareholders of the Portfolio owned 68% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Allocation Risk—The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, Contractholders invested in the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies in which the Portfolio invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Portfolio.

Real Assets Risk—The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts (“REITs”) may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2021.

AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$2,456,552	$5,219,650
Net long-term capital gains	3,780,596	6,835,156

Total taxable distributions paid	$6,237,148	$12,054,806

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,306,029
Undistributed capital gains	18,272,667
Other losses	(839	)(a)
Unrealized appreciation/(depreciation)	40,744,702	(b)

Total accumulated earnings/(deficit)	$67,322,559	(c)

(a)	As of December 31, 2021, the cumulative deferred loss on straddles was $839.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the amortization on callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2021, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

At a meeting held on November 2-4, 2021, the Adviser recommended and the Portfolio’s Board of Directors approved certain changes to the Portfolio, including changing the Portfolio’s name to “AB Balanced Hedged Allocation Portfolio” and changes to the Portfolio’s principal investment strategies. These changes are addressed in a supplement (dated November 5, 2021) to the Fund’s prospectus. In addition, the advisory fee will be revised to an annual rate of 0.45% of the Portfolio’s average daily net assets up to $2.5 billion, 0.425% of net assets in excess of $2.5 billion up to $5 billion, and 0.40% of net assets in excess of $5 billion. These changes will be effective on or about May 1, 2022.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.61	$10.24	$10.10	$11.86	$10.54

Income From Investment Operations
Net investment income (a)(b)	.16	.13	.19	.23	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.29	.78	1.58	(.87)	1.48
Contributions from Affiliates	.00	(c)	–0	–	–0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	1.45	.91	1.77	(.64)	1.65

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.24)	(.29)	(.23)	(.24)
Distributions from net realized gain on investment transactions	(.25)	(.30)	(1.34)	(.89)	(.09)

Total dividends and distributions	(.31)	(.54)	(1.63)	(1.12)	(.33)

Net asset value, end of period	$11.75	$10.61	$10.24	$10.10	$11.86

Total Return
Total investment return based on net asset value (d)*	13.73%	9.41%	18.53%	(6.17)%	15.84%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,879	$21,252	$24,347	$23,967	$29,328
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)(f)‡	.56%	.55%	.55%	.66%	.73%
Expenses, before waivers/reimbursements (e)(f)‡	.75%	.77%	.75%	.75%	.73%
Net investment income (b)	1.43%	1.38%	1.81%	2.05%	1.51%
Portfolio turnover rate**	63%	66%	63%	150%	108%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.20%	.22%	.22%	.11%	.00%

See footnote summary on page 54.

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.47	$10.10	$9.98	$11.73	$10.42

Income From Investment Operations
Net investment income (a)(b)	.13	.11	.16	.20	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.26	.78	1.56	(.86)	1.47
Contributions from Affiliates	.00	(c)	–0	–	–0	–	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	1.39	.89	1.72	(.66)	1.61

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.22)	(.26)	(.20)	(.21)
Distributions from net realized gain on investment transactions	(.25)	(.30)	(1.34)	(.89)	(.09)

Total dividends and distributions	(.28)	(.52)	(1.60)	(1.09)	(.30)

Net asset value, end of period	$11.58	$10.47	$10.10	$9.98	$11.73

Total Return
Total investment return based on net asset value (d)*	13.36%	9.25%	18.20%	(6.41)%	15.62%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$223,893	$222,427	$231,071	$220,274	$274,070
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)(f)‡	.81%	.80%	.80%	.91%	.98%
Expenses, before waivers/reimbursements (e)(f)‡	1.00%	1.02%	1.00%	1.00%	.98%
Net investment income (b)	1.20%	1.14%	1.57%	1.79%	1.26%
Portfolio turnover rate**	63%	66%	63%	150%	108%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.20%	.22%	.22%	.11%	.00%

See footnote summary on page 54.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018, such waiver amounted to .19%, .20%, .20% and .09%, respectively.

(f)	The expense ratios presented below exclude interest bank overdraft expense:

	Year Ended December 31,
	2021	2020	2019	2018	2017
Class A
Net of waivers/reimbursements	.56%	.55%	.54%	.66%	.73%
Before waivers/reimbursements	.75%	.77%	.75%	.75%	.73%
Class B
Net of waivers/reimbursements	.81%	.80%	.79%	.91%	.98%
Before waivers/reimbursements	1.00%	1.02%	1.00%	1.00%	.98%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2017 by .02%.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Balanced Wealth Strategy Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Balanced Wealth Strategy Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2022

2021 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2021. For corporate shareholders, 46.22% of dividends paid qualify for the dividends received deduction. The Portfolio designates $3,780,596 of dividends paid as long-term capital gain dividends.

BALANCED WEALTH STRATEGY

PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan*, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President and Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)

The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Mr. Loewy is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

BALANCED WEALTH STRATEGY PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C . McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S . and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

*	The address for each of the Company’s Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President and Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of the ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

BALANCED WEALTH STRATEGY PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

BALANCED WEALTH STRATEGY PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

At a meeting of the Board of Directors (“Board” or “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) held by video conference on November 2-4, 2021 (the “November 2021 Meeting”), the Board approved, upon recommendation of the Adviser, certain changes to AB Balanced Wealth Strategy Portfolio (the “Fund”) as set forth in the Supplement dated November 5, 2021 to the Prospectuses and Summary Prospectuses dated May 1, 2021 of the Fund, including changes to the Fund’s name (to “AB Balanced Hedged Allocation Portfolio”) and principal investment strategies. In connection with these changes the Adviser also presented its recommendation that the Board consider and approve an amendment to the Company’s then-current Advisory Agreement with the Adviser in respect of the Fund to implement a reduction to the Fund’s then-current advisory fee schedule (the “Amended Advisory Agreement”).

At the recommendation of the Adviser, the disinterested directors (“the directors”) unanimously approved the Amended Advisory Agreement.

The Adviser’s changes, including the proposed advisory fee reduction, will be effective on or about May 1, 2022 and do not require shareholder approval.

The directors approved the continuance of the Fund’s then-current Advisory Agreement at a meeting held by video conference on August 4-5, 2021 (the “August 2021 Meeting”).

Prior to approval of the Amended Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Amended Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Amended Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The directors noted that the proposed lowering of the advisory fee would benefit the Fund and its shareholders. The directors noted that the Adviser was reducing the fees for business reasons, and had assured them that there would be no diminution in the nature or quality of services to the Fund. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Amended Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Amended Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Amended Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Amended Advisory Agreement.

Costs of Services Provided and Profitability

In connection with their approval of the continuance of the Fund’s then-current Advisory Agreement at the August 2021 Meeting, the directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the then-current Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

The Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Amended Advisory Agreement. The directors noted that the proposed reduction in the advisory fee rate would likely impact the Adviser’s profitability analysis in future years.

Fall-Out Benefits

At the August 2021 Meeting, the directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the November 2021 Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the August 2021 Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser under the Amended Advisory Agreement and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund following the implementation of the Adviser’s proposed changes. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate to take effect on or about May 1, 2022) with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s pro forma total rate of compensation was above the peer group median.

AB Variable Products Series Fund

The Adviser informed the directors that there were no institutional products managed by it that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the Class B shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The information provided included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective on or about May 1, 2022. The Adviser had agreed to cap the Fund’s expenses at then-current cap level, but the directors noted that the Fund’s pro forma expense ratio was currently below the level of the Adviser’s then-current cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s pro forma expense ratio was above the expense group median. After reviewing and discussing the Adviser’s explanation for this, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the November 2021 Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

VPS-BW-0151-1221

DEC    12.31.21

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	DYNAMIC ASSET ALLOCATION PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION

PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2022

The following is an update of AB Variable Products Series Fund—Dynamic Asset Allocation Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2021.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds (“ETFs”) and other financial instruments, and expects to enter into derivatives transactions, such as options, futures contracts, forwards and swaps to achieve market exposure. The Portfolio’s neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities, and inflation-indexed securities. The Portfolio may invest in US, non-US and emerging-market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio’s asset allocation and may make frequent adjustments to the Portfolio’s exposures to different asset classes. Using its proprietary Dynamic Asset Allocation (“DAA”) techniques, the Adviser employs a discretionary volatility reduction/management strategy intended to reduce overall volatility and limit downside exposure. The Adviser adjusts the Portfolio’s exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser’s assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio’s equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio’s equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio’s fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio’s overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Portfolio’s market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Portfolio’s exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio’s exposure levels from its neutral weighting. The Adviser also expects to use direct investments and ETFs to adjust the Portfolio’s exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser considers factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser considers the impact of derivatives and ETFs in making its assessment of the Portfolio’s risks.

Currency exchange-rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-US dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset-allocation decision-making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio’s investments. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, the Bloomberg US Treasury Index and its blended benchmark, a 60%/40% blend of the MSCI World Index and the Bloomberg US Treasury Index, respectively, for the one-, five- and 10-year periods ended December 31, 2021.

All share classes of the Portfolio underperformed the primary and blended benchmarks but outperformed the Bloomberg US Treasury Index for the annual period. The Portfolio started the year with an overweight to risk assets.

1

AB Variable Products Series Fund

While the overweight was maintained through the fourth quarter, as economic activity and corporate earnings continued to benefit from increases in consumer spending and business sentiment, the Portfolio trimmed the overweight as concerns around a new coronavirus variant emerged. Within risk assets, the Portfolio started the period with exposure to developed-market equities, emerging-market equities and real assets, and moved to focusing more on developed-market equities in late 2021. The Portfolio averaged an overweight position to international equities over the period, and in a robust year for US equity returns, the international equity positioning detracted from performance, relative to the blended benchmark.

In fixed income, the Portfolio started with an underweight to bonds and moved to an overweight position for risk mitigation in the second half of the year, which detracted from overall performance in 2021. The Portfolio added additional tail protection through long volatility in the second half the year. In currency management, the Portfolio held an overweight to the US dollar and moved to an underweight in the fourth quarter.

During the annual period, the Portfolio utilized derivatives for hedging and investment purposes in the form of total return swaps and currency forwards, which added to absolute returns, while futures and purchased options detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded double-digit returns and emerging markets lost ground during the annual period ended December 31, 2021. Global markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock markets gave back gains, however, after the US Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

Fixed-income government bond market yields were higher as numerous central banks became more hawkish, prompting short-term yields to rise more than longer-term yields and causing all major treasury market returns to fall on inflation concerns. Treasury losses were the greatest in the UK, Australia and the eurozone. Inflation bonds significantly outperformed nominal government bonds. Low interest rates set the stage for the continued outperformance of most risk assets, led by the large positive performance of high-yield corporate bonds—particularly in the US, eurozone and emerging markets. Emerging-market investment-grade corporate bonds rose, while developed-market bonds fell on rising yields and outperformed developed-market treasuries with a smaller loss. Securitized assets fell but outperformed US Treasuries. Emerging-market sovereign and local-currency bonds trailed as the US dollar gained against most developed- and emerging-market currencies. Commodity prices were strong, with Brent crude oil and copper climbing from pandemic-related lows.

2

DYNAMIC ASSET ALLOCATION PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index and the Bloomberg US Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg US Treasury Index represents the performance of US Treasuries within the US government fixed-income market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-US) Risk: The Portfolio’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk: ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts (“REITs”) may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

DYNAMIC ASSET ALLOCATION PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2021 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Dynamic Asset Allocation Portfolio Class A	9.67%	7.23%	6.31%

Dynamic Asset Allocation Portfolio Class B	9.28%	6.94%	6.04%

Primary Benchmark: MSCI World Index	21.82%	15.03%	12.70%

Bloomberg US Treasury Index	-2.32%	3.07%	2.13%

Blended Benchmark: 60% MSCI World Index/ 40% Bloomberg US Treasury Index	11.70%	10.47%	8.64%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.81% and 1.07% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2011 TO 12/31/2021 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Dynamic Asset Allocation Portfolio Class A shares (from 12/31/2011 to 12/31/2021) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

DYNAMIC ASSET ALLOCATION PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,035.60	$4.36	0.85%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.92	$4.33	0.85%

Class B
Actual	$1,000	$1,033.60	$5.64	1.10%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.66	$5.60	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2021 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$107,208,478	35.5%
Apple, Inc.	8,619,070	2.9
Microsoft Corp.	7,050,276	2.3
Amazon.com, Inc.	4,464,681	1.5
Tesla, Inc.	2,611,303	0.9
Alphabet, Inc.—Class A	2,563,880	0.8
Alphabet, Inc.—Class C	2,450,871	0.8
Meta Platforms, Inc.—Class A	2,354,450	0.8
NVIDIA Corp.	2,158,767	0.7
UnitedHealth Group, Inc.	1,390,426	0.5

	$140,872,202	46.7%

PORTFOLIO BREAKDOWN2

December 31, 2021 (unaudited)

ASSET CLASSES	ALLOCATION
Equities
US Large Cap	44.9%
International Large Cap	20.5

Subtotal	65.4

Fixed Income
U.S. Bonds	32.8
International Bonds	1.8

Subtotal	34.6

Total	100.0%

SECURITY TYPE BREAKDOWN3

December 31, 2021 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$183,184,684	61.2%
Governments—Treasuries	107,208,478	35.8
Options Purchased—Puts	891,942	0.3
Short-Term Investments	7,966,107	2.7

Total Investments	$299,251,211	100.0%

1	Long-term investments.

2	All data are as of December 31, 2021. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

3	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

7

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2021	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–60.6%

INFORMATION TECHNOLOGY–14.4%
COMMUNICATIONS EQUIPMENT–0.4%
Arista Networks, Inc.(a)	676	$97,175
Cisco Systems, Inc./Delaware	12,374	784,140
F5, Inc.(a)	177	43,314
Juniper Networks, Inc.	954	34,067
Motorola Solutions, Inc.	497	135,035
Nokia Oyj(a)	15,832	100,275
Telefonaktiebolaget LM Ericsson–Class B	8,570	94,296

		1,288,302

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.6%
Amphenol Corp.–Class A	1,756	153,580
Arrow Electronics, Inc.(a)	211	28,331
Azbil Corp.	299	13,637
CDW Corp./DE	404	82,731
Cognex Corp.	518	40,280
Corning, Inc.	2,382	88,682
Halma PLC	1,114	48,302
Hamamatsu Photonics KK	349	22,291
Hexagon AB	5,784	91,622
Hirose Electric Co., Ltd.	89	14,957
Ibiden Co., Ltd.	241	14,312
IPG Photonics Corp.(a)	110	18,935
Keyence Corp.	624	392,345
Keysight Technologies, Inc.(a)	540	111,515
Kyocera Corp.	859	53,710
Murata Manufacturing Co., Ltd.	1,617	128,976
Omron Corp.	553	55,105
Shimadzu Corp.	678	28,637
TDK Corp.	1,062	41,446
TE Connectivity Ltd.	963	155,370
Teledyne Technologies, Inc.(a)	137	59,854
Trimble, Inc.(a)	738	64,346
Venture Corp., Ltd.(b)	462	6,278
Yaskawa Electric Corp.	638	31,304
Yokogawa Electric Corp.	634	11,443
Zebra Technologies Corp.–Class A(a)	157	93,446

		1,851,435

IT SERVICES–2.5%
Accenture PLC–Class A	1,862	771,892
Adyen NV(a)(b)	59	154,875
Affirm Holdings, Inc.(a)	256	25,743
Afterpay Ltd.(a)	638	38,514
Akamai Technologies, Inc.(a)	478	55,945
Amadeus IT Group SA–Class A(a)	1,322	89,452

Company	Shares	U.S. $ Value

Automatic Data Processing, Inc.	1,242	$306,252
Bechtle AG	240	17,078
Black Knight, Inc.(a)	459	38,046
Block, Inc.–Class A(a)	1,167	188,482
Broadridge Financial Solutions, Inc.	341	62,342
Capgemini SE	471	115,433
CGI, Inc.(a)	643	56,856
Cognizant Technology Solutions Corp.–Class A	1,543	136,895
Computershare Ltd.	1,595	23,219
Edenred	732	33,803
EPAM Systems, Inc.(a)	167	111,631
Fidelity National Information Services, Inc.	1,813	197,889
Fiserv, Inc.(a)	1,750	181,632
FleetCor Technologies, Inc.(a)	231	51,707
Fujitsu Ltd.	551	94,676
Gartner, Inc.(a)	246	82,243
Global Payments, Inc.	862	116,525
GMO Payment Gateway, Inc.	64	7,970
GoDaddy, Inc.–Class A(a)	495	42,006
International Business Machines Corp.	2,632	351,793
Itochu Techno-Solutions Corp.	255	8,203
Jack Henry & Associates, Inc.	217	36,237
Mastercard, Inc.–Class A	2,587	929,561
MongoDB, Inc.(a)(b)	171	90,519
NEC Corp.	709	32,784
Nexi SpA(a)(b)	1,374	21,773
Nomura Research Institute Ltd.	954	40,784
NTT Data Corp.	1,822	39,084
Nuvei Corp.(a)(c)	167	10,826
Obic Co., Ltd.	221	41,360
Okta, Inc.(a)	367	82,270
Otsuka Corp.	330	15,735
Paychex, Inc.	951	129,811
PayPal Holdings, Inc.(a)	3,278	618,165
SCSK Corp.	392	7,802
Shopify, Inc.–Class A(a)	333	458,503
Snowflake, Inc.(a)	619	209,686
TIS, Inc.	594	17,663
Twilio, Inc.–Class A(a)	490	129,037
VeriSign, Inc.(a)	296	75,131
Visa, Inc.–Class A(b)	4,956	1,074,015
Western Union Co., (The)–Class W	1,193	21,283
Wix.com Ltd.(a)	164	25,878
Worldline SA/France(a)	700	38,962

		7,507,971

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.2%
Advanced Micro Devices, Inc.(a)	3,562	$512,572
Advantest Corp.	577	54,641
Analog Devices, Inc.	1,578	277,365
Applied Materials, Inc.	2,651	417,161
ASM International NV	138	60,916
ASML Holding NV	1,214	972,438
Broadcom, Inc.	1,205	801,819
Disco Corp.	56	17,117
Enphase Energy, Inc.(a)	376	68,785
Entegris, Inc.	398	55,155
Infineon Technologies AG	3,834	176,511
Intel Corp.	11,912	613,468
KLA Corp.	449	193,119
Lam Research Corp.	417	299,886
Lasertec Corp.(b)	271	83,008
Marvell Technology, Inc.	2,418	211,551
Microchip Technology, Inc.	1,609	140,080
Micron Technology, Inc.	3,305	307,861
Monolithic Power Systems, Inc.	128	63,146
NVIDIA Corp.	7,340	2,158,767
NXP Semiconductors NV	779	177,441
ON Semiconductor Corp.(a)	1,264	85,851
Qorvo, Inc.(a)	326	50,983
QUALCOMM, Inc.	3,299	603,288
Renesas Electronics Corp.(a)	3,617	44,926
Rohm Co., Ltd.	179	16,283
Skyworks Solutions, Inc.	485	75,243
SolarEdge Technologies, Inc.(a)	154	43,208
STMicroelectronics NV	2,005	98,596
SUMCO Corp.(b)	934	19,019
Teradyne, Inc.	484	79,148
Texas Instruments, Inc.	2,711	510,942
Tokyo Electron Ltd.	430	247,496
Xilinx, Inc.	727	154,146

		9,691,936

SOFTWARE–4.6%
Adobe, Inc.(a)	1,399	793,317
ANSYS, Inc.(a)	256	102,687
Asana, Inc.(a)	195	14,537
Autodesk, Inc.(a)	646	181,649
Avalara, Inc.(a)	253	32,665
AVEVA Group PLC	353	16,288
Bentley Systems, Inc.(b)	515	24,890
Bill.com Holdings, Inc.(a)	220	54,813
BlackBerry Ltd.(a)(b)	1,580	14,764
Cadence Design Systems, Inc.(a)	813	151,503
Ceridian HCM Holding, Inc.(a)	396	41,366
Check Point Software Technologies Ltd.(a)	312	36,367
Citrix Systems, Inc.	364	34,431

Company	Shares	U.S. $ Value

Cloudflare, Inc.–Class A(a)	696	$91,524
Coinbase Global, Inc.(a)	111	28,013
Constellation Software, Inc./Canada	60	111,322
Coupa Software, Inc.(a)	216	34,139
Crowdstrike Holdings, Inc.–Class A(a)(b)	556	113,841
CyberArk Software Ltd.(a)	117	20,274
Dassault Systemes SE	1,952	115,842
Datadog, Inc.–Class A(a)	563	100,276
DocuSign, Inc.(a)	572	87,121
Dropbox, Inc.–Class A(a)	925	22,699
Fair Isaac Corp.(a)	84	36,428
Fortinet, Inc.(a)	408	146,635
Guidewire Software, Inc.(a)(b)	232	26,339
HubSpot, Inc.(a)	132	87,008
Intuit, Inc.	803	516,506
Lightspeed Commerce, Inc.(a)	314	12,680
Microsoft Corp.	20,963	7,050,276
Nemetschek SE	169	21,609
Nice Ltd.(a)	186	56,406
NortonLifeLock, Inc.	1,708	44,374
Nuance Communications, Inc.(a)	877	48,516
Open Text Corp.	797	37,829
Oracle Corp.	4,919	428,986
Oracle Corp./Japan	42	3,191
Palantir Technologies, Inc.(a)	4,657	84,804
Palo Alto Networks, Inc.(a)(b)	286	159,233
Paycom Software, Inc.(a)	150	62,278
PTC, Inc.(a)	327	39,616
RingCentral, Inc.–Class A(a)	227	42,528
Sage Group PLC (The)	3,094	35,800
salesforce.com, Inc.(a)	2,875	730,624
SAP SE	3,066	431,507
ServiceNow, Inc.(a)	582	377,782
Sinch AB(a)(b)	1,533	19,344
Splunk, Inc.(a)	481	55,661
SS&C Technologies Holdings, Inc.	674	55,255
Synopsys, Inc.(a)	448	165,088
Temenos AG	197	27,155
Trade Desk, Inc. (The)–Class A(a)	1,274	116,749
Trend Micro, Inc./Japan	389	21,596
Tyler Technologies, Inc.(a)	120	64,554
Unity Software, Inc.(a)	166	23,736
VMware, Inc.–Class A	615	71,266
WiseTech Global Ltd.	429	18,194
Workday, Inc.–Class A(a)	561	153,254
Xero Ltd.(a)	392	40,125
Zendesk, Inc.(a)	352	36,710
Zoom Video Communications, Inc.–Class A(a)	636	116,967
Zscaler, Inc.(a)	242	77,762

		13,768,699

9

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–3.1%
Apple, Inc.	48,539	$8,619,070
Brother Industries Ltd.	685	13,203
Canon, Inc.(b)	2,911	71,010
Dell Technologies, Inc.–Class C(a)	815	45,779
FUJIFILM Holdings Corp.	1,009	74,802
Hewlett Packard Enterprise Co.	3,834	60,462
HP, Inc.	3,527	132,862
Logitech International SA	508	42,615
NetApp, Inc.	657	60,438
Ricoh Co., Ltd.	1,872	17,449
Seagate Technology Holdings PLC	601	67,901
Seiko Epson Corp.	792	14,264
Western Digital Corp.(a)	906	59,080

		9,278,935

		43,387,278

FINANCIALS–8.0%
BANKS–3.5%
ABN AMRO Bank NV (GDR)(b)	1,242	18,257
Australia & New Zealand Banking Group Ltd.	8,359	167,442
Banco Bilbao Vizcaya Argentaria SA	19,579	116,123
Banco Santander SA	50,918	169,102
Bank Hapoalim BM	3,335	34,324
Bank Leumi Le-Israel BM	4,266	45,757
Bank of America Corp.	22,238	989,369
Bank of Montreal	1,899	204,455
Bank of Nova Scotia (The)(b)	3,568	252,590
Barclays PLC	49,704	126,609
BNP Paribas SA	3,302	228,304
BOC Hong Kong Holdings Ltd.	10,031	32,897
CaixaBank SA	13,017	35,558
Canadian Imperial Bank of Commerce	1,321	153,983
Chiba Bank Ltd. (The)	1,514	8,661
Citigroup, Inc.	5,951	359,381
Citizens Financial Group, Inc.	1,251	59,110
Commerzbank AG(a)	2,941	22,250
Commonwealth Bank of Australia	5,209	382,920
Concordia Financial Group Ltd.	3,121	11,334
Credit Agricole SA	3,631	51,768
Danske Bank A/S	2,025	34,960
DBS Group Holdings Ltd.	5,175	125,333
DNB Bank ASA	2,731	62,468

Company	Shares	U.S. $ Value

Erste Group Bank AG	1,009	$47,302
Fifth Third Bancorp	2,028	88,319
FinecoBank Banca Fineco SpA	1,790	31,347
First Republic Bank/CA	519	107,179
Hang Seng Bank Ltd.	2,005	36,715
HSBC Holdings PLC	59,978	362,223
Huntington Bancshares, Inc./OH	4,335	66,846
ING Groep NV	11,463	159,370
Intesa Sanpaolo SpA	48,496	125,261
Israel Discount Bank Ltd.–Class A	3,396	22,802
Japan Post Bank Co., Ltd.	1,118	10,248
JPMorgan Chase & Co.	8,774	1,389,363
KBC Group NV	734	63,066
KeyCorp	2,808	64,949
Lloyds Banking Group PLC	208,419	135,345
M&T Bank Corp.	378	58,053
Mediobanca Banca di Credito Finanziario SpA	1,823	20,929
Mitsubishi UFJ Financial Group, Inc.	35,887	195,307
Mizrahi Tefahot Bank Ltd.	412	15,866
Mizuho Financial Group, Inc.	7,054	89,595
National Australia Bank Ltd.	9,669	203,021
National Bank of Canada	991	75,554
Natwest Group PLC	16,913	51,793
Nordea Bank Abp	9,513	116,045
Oversea-Chinese Banking Corp., Ltd.	9,327	78,941
PNC Financial Services Group, Inc. (The)	1,248	250,249
Raiffeisen Bank International AG	434	12,747
Regions Financial Corp.	2,802	61,084
Resona Holdings, Inc.	6,022	23,403
Royal Bank of Canada	4,184	444,051
Shizuoka Bank Ltd. (The)	1,294	9,238
Signature Bank/New York NY	178	57,578
Skandinaviska Enskilda Banken AB–Class A	4,778	66,336
Societe Generale SA	2,380	81,797
Standard Chartered PLC	7,728	46,992
Sumitomo Mitsui Financial Group, Inc.	3,833	130,886
Sumitomo Mitsui Trust Holdings, Inc.	917	30,663
SVB Financial Group(a)	173	117,335
Svenska Handelsbanken AB–Class A	4,282	46,280
Swedbank AB–Class A	2,659	53,435
Toronto-Dominion Bank (The)	5,351	410,245
Truist Financial Corp.	3,919	229,457
UniCredit SpA	6,258	96,194

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

United Overseas Bank Ltd.(b)	2,692	$53,764
US Bancorp	4,135	232,263
Wells Fargo & Co.	12,057	578,495
Westpac Banking Corp.	10,772	167,112

		10,507,998

CAPITAL MARKETS–1.9%
3i Group PLC	2,857	56,007
Abrdn PLC	6,403	20,861
Ameriprise Financial, Inc.	334	100,754
Amundi SA	178	14,682
Apollo Global Management, Inc.(b)	518	37,519
ASX Ltd.(b)	568	38,388
Bank of New York Mellon Corp. (The)	2,407	139,799
BlackRock, Inc.–Class A	447	409,255
Blackstone Group, Inc.	2,014	260,592
Brookfield Asset Management, Inc.–Class A (Canada)	4,144	250,255
Carlyle Group, Inc. (The)	468	25,693
Cboe Global Markets, Inc.	313	40,815
Charles Schwab Corp. (The)	4,248	357,257
CME Group, Inc.–Class A	1,055	241,025
Credit Suisse Group AG	7,783	75,461
Daiwa Securities Group, Inc.	4,163	23,492
Deutsche Bank AG(a)	6,068	75,577
Deutsche Boerse AG	558	93,172
EQT AB	868	47,054
Euronext NV(c)	251	26,095
FactSet Research Systems, Inc.	111	53,947
Franklin Resources, Inc.	885	29,639
Futu Holdings Ltd. (ADR)(a)(b)	282	12,211
Goldman Sachs Group, Inc. (The)	985	376,812
Hargreaves Lansdown PLC	1,044	19,185
Hong Kong Exchanges & Clearing Ltd.	2,790	163,170
IGM Financial, Inc.	245	8,836
Intercontinental Exchange, Inc.	1,653	226,081
Invesco Ltd.	1,016	23,388
Japan Exchange Group, Inc.	1,488	32,601
Julius Baer Group Ltd.	649	43,400
KKR & Co., Inc.	1,540	114,730
London Stock Exchange Group PLC	965	90,778
Macquarie Group Ltd.	1,029	153,820
Magellan Financial Group Ltd.(b)	404	6,243
MarketAxess Holdings, Inc.	112	46,062
Moody’s Corp.	492	192,165
Morgan Stanley	4,018	394,407
MSCI, Inc.–Class A	242	148,271
Nasdaq, Inc.	344	72,243

Company	Shares	U.S. $ Value

Nomura Holdings, Inc.	8,921	$38,857
Northern Trust Corp.	581	69,493
Onex Corp.	224	17,581
Partners Group Holding AG	67	110,604
Raymond James Financial, Inc.	543	54,517
Robinhood Markets, Inc.(a)(b)	532	9,448
S&P Global, Inc.	708	334,126
SBI Holdings, Inc./Japan	695	18,957
Schroders PLC	365	17,618
SEI Investments Co.	352	21,451
Singapore Exchange Ltd.	1,635	11,286
St. James’s Place PLC	1,585	36,221
State Street Corp.	1,073	99,789
T. Rowe Price Group, Inc.	666	130,962
TMX Group Ltd.	164	16,628
Tradeweb Markets, Inc.–Class A	309	30,943
UBS Group AG	10,328	185,380

		5,745,603

CONSUMER FINANCE–0.3%
Ally Financial, Inc.	1,058	50,371
American Express Co.	1,983	324,419
Capital One Financial Corp.	1,310	190,068
Discover Financial Services	879	101,577
SoFi Technologies, Inc.(a)(b)	1,516	23,968
Synchrony Financial	1,672	77,564
Upstart Holdings, Inc.(a)	57	8,624

		776,591

DIVERSIFIED FINANCIAL SERVICES–0.6%
Berkshire Hathaway, Inc.–Class B(a)	3,892	1,163,708
Equitable Holdings, Inc.	1,089	35,708
EXOR NV	318	28,467
Groupe Bruxelles Lambert SA	331	36,968
IHS Markit Ltd.	1,112	147,807
Industrivarden AB	392	12,456
Industrivarden AB–Class C(b)	468	14,663
Investor AB	6,813	172,738
Kinnevik AB(a)	711	25,279
L E Lundbergforetagen AB–Class B(b)	223	12,494
M&G PLC	7,634	20,652
Mitsubishi HC Capital, Inc.	1,923	9,514
ORIX Corp.	3,531	72,061
Sofina SA	46	22,596
Tokyo Century Corp.	40	1,942
Wendel SE	79	9,466

		1,786,519

INSURANCE–1.7%
Admiral Group PLC	566	24,227
Aegon NV	5,248	26,091

11

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Aflac, Inc.	1,871	$109,248
Ageas SA/NV	504	26,101
AIA Group Ltd.	35,037	353,623
Alleghany Corp.(a)	41	27,371
Allianz SE	1,211	285,625
Allstate Corp. (The)	868	102,120
American Financial Group, Inc./OH	211	28,974
American International Group, Inc.	2,511	142,775
Aon PLC	663	199,271
Arch Capital Group Ltd.(a)	1,162	51,651
Arthur J Gallagher & Co.	607	102,990
Assicurazioni Generali SpA	3,249	68,667
Assurant, Inc.	173	26,964
Athene Holding Ltd.–Class A(a)	394	32,832
Aviva PLC	11,485	64,019
AXA SA	5,683	169,145
Baloise Holding AG	136	22,197
Brown & Brown, Inc.	702	49,337
Chubb Ltd.	1,288	248,983
Cincinnati Financial Corp.	449	51,155
CNP Assurances	504	12,466
Dai-ichi Life Holdings, Inc.	2,913	58,755
Erie Indemnity Co.–Class A	75	14,449
Everest Re Group Ltd.	117	32,049
Fairfax Financial Holdings Ltd.	76	37,385
Fidelity National Financial, Inc.	795	41,483
Gjensidige Forsikring ASA	587	14,241
Globe Life, Inc.	283	26,523
Great-West Lifeco, Inc.	818	24,547
Hannover Rueck SE	177	33,559
Hartford Financial Services Group, Inc. (The)	1,019	70,352
iA Financial Corp., Inc.	315	18,024
Insurance Australia Group Ltd.(b)	7,238	22,431
Intact Financial Corp.	517	67,200
Japan Post Holdings Co., Ltd.(a)	7,167	55,833
Japan Post Insurance Co., Ltd.	492	7,903
Legal & General Group PLC	17,529	70,787
Lincoln National Corp.	524	35,768
Loews Corp.	642	37,082
Manulife Financial Corp.	5,702	108,680
Markel Corp.(a)	41	50,594
Marsh & McLennan Cos., Inc.	1,488	258,644
Medibank Pvt Ltd.	8,086	19,694
MetLife, Inc.	2,138	133,604
MS&AD Insurance Group Holdings, Inc.	1,292	39,784
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	412	121,626

Company	Shares	U.S. $ Value

NN Group NV	793	$42,886
Phoenix Group Holdings PLC	1,907	16,881
Poste Italiane SpA	1,534	20,096
Power Corp. of Canada	1,643	54,293
Principal Financial Group, Inc.	788	56,996
Progressive Corp. (The)	1,718	176,353
Prudential Financial, Inc.	1,133	122,636
Prudential PLC	7,680	132,809
QBE Insurance Group Ltd.	4,331	35,764
Sampo Oyj–Class A	1,464	73,270
Sompo Holdings, Inc.	891	37,577
Sun Life Financial, Inc.(b)	1,719	95,683
Suncorp Group Ltd.	3,767	30,328
Swiss Life Holding AG	93	56,821
Swiss Re AG	885	87,361
T&D Holdings, Inc.	1,496	19,113
Tokio Marine Holdings, Inc.	1,804	100,428
Travelers Cos., Inc. (The)	733	114,663
Tryg A/S	1,057	26,084
Willis Towers Watson PLC	379	90,009
WR Berkley Corp.	417	34,357
Zurich Insurance Group AG	442	193,631

		5,244,868

MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITs)–0.0%
AGNC Investment Corp.	1,541	23,176
Annaly Capital Management, Inc.	4,240	33,157

		56,333

		24,117,912

HEALTH CARE–7.6%
BIOTECHNOLOGY–0.9%
AbbVie, Inc.	5,189	702,591
Alnylam Pharmaceuticals, Inc.(a)	349	59,183
Amgen, Inc.	1,668	375,250
Argenx SE(a)	135	48,461
Biogen, Inc.(a)	438	105,085
BioMarin Pharmaceutical, Inc.(a)	538	47,532
CSL Ltd.	1,337	282,776
Exact Sciences Corp.(a)	504	39,226
Genmab A/S(a)	193	77,037
Gilead Sciences, Inc.	3,681	267,277
Grifols SA(b)	875	16,837
Horizon Therapeutics PLC(a)	630	67,889
Incyte Corp.(a)	551	40,443
Moderna, Inc.(a)	1,008	256,012
Neurocrine Biosciences, Inc.(a)	277	23,592
Novavax, Inc.(a)(b)	208	29,759
Regeneron Pharmaceuticals, Inc.(a)	309	195,140
Seagen, Inc.(a)	401	61,995

12

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Vertex Pharmaceuticals, Inc.(a)	762	$167,335

		2,863,420

HEALTH CARE EQUIPMENT & SUPPLIES–1.6%
Abbott Laboratories	5,205	732,552
ABIOMED, Inc.(a)	133	47,770
Alcon, Inc.	1,467	129,397
Align Technology, Inc.(a)	221	145,237
Ambu A/S	491	12,959
Asahi Intecc Co., Ltd.	541	11,623
Avantor, Inc.(a)	1,543	65,022
Baxter International, Inc.	1,467	125,927
Becton Dickinson and Co.	843	211,998
BioMerieux	122	17,348
Boston Scientific Corp.(a)	4,180	177,566
Carl Zeiss Meditec AG	118	24,754
Cochlear Ltd.(b)	193	30,291
Coloplast A/S–Class B	349	61,450
Cooper Cos., Inc. (The)	145	60,746
Demant A/S(a)	317	16,232
DENTSPLY SIRONA, Inc.	641	35,761
DexCom, Inc.(a)	284	152,494
DiaSorin SpA	74	14,078
Edwards Lifesciences Corp.(a)	1,830	237,077
Fisher & Paykel Healthcare Corp., Ltd.	1,693	37,929
Getinge AB–Class B	671	29,244
GN Store Nord A/S	365	22,902
Hologic, Inc.(a)	744	56,961
Hoya Corp.	1,048	155,515
IDEXX Laboratories, Inc.(a)	250	164,615
Inmode Ltd.(a)	145	10,234
Insulet Corp.(a)	202	53,746
Intuitive Surgical, Inc.(a)	1,048	376,546
Koninklijke Philips NV	2,693	99,672
Masimo Corp.(a)	154	45,088
Medtronic PLC	3,950	408,628
Novocure Ltd.(a)	274	20,572
Olympus Corp.	3,180	73,227
ResMed, Inc.	428	111,486
Sartorius AG (Preference Shares)	77	52,078
Siemens Healthineers AG	828	61,735
Smith & Nephew PLC	2,581	45,045
Sonova Holding AG	161	62,918
STERIS PLC	293	71,319
Straumann Holding AG	31	65,552
Stryker Corp.	997	266,618
Sysmex Corp.	491	66,276
Teleflex, Inc.	138	45,330
Terumo Corp.	1,851	78,187
Zimmer Biomet Holdings, Inc.	613	77,876

		4,869,581

Company	Shares	U.S. $ Value

HEALTH CARE PROVIDERS & SERVICES–1.2%
AmerisourceBergen Corp.–Class A	457	$60,731
Amplifon SpA	365	19,640
Anthem, Inc.	716	331,895
Cardinal Health, Inc.	852	43,869
Centene Corp.(a)	1,712	141,069
Cigna Corp.	999	229,400
CVS Health Corp.	3,874	399,642
DaVita, Inc.(a)	200	22,752
Fresenius Medical Care AG & Co. KGaA	602	39,027
Fresenius SE & Co. KGaA	1,229	49,398
HCA Healthcare, Inc.	752	193,204
Henry Schein, Inc.(a)	410	31,787
Humana, Inc.	378	175,339
Laboratory Corp. of America Holdings(a)	283	88,921
McKesson Corp.	454	112,851
Medipal Holdings Corp.	533	9,991
Molina Healthcare, Inc.(a)	172	54,710
Oak Street Health, Inc.(a)(b)	282	9,345
Orpea SA	151	15,143
Quest Diagnostics, Inc.	359	62,111
Ramsay Health Care Ltd.	537	27,908
Ryman Healthcare Ltd.	1,247	10,456
Sonic Healthcare Ltd.	1,334	45,244
UnitedHealth Group, Inc.	2,769	1,390,426
Universal Health Services, Inc.–Class B	223	28,914

		3,593,773

HEALTH CARE TECHNOLOGY–0.1%
Cerner Corp.	867	80,519
M3, Inc.	1,230	62,018
Teladoc Health, Inc.(a)(b)	421	38,656
Veeva Systems, Inc.–Class A(a)	406	103,725

		284,918

LIFE SCIENCES TOOLS & SERVICES–0.9%
10X Genomics, Inc.(a)	226	33,665
Agilent Technologies, Inc.	890	142,088
Bachem Holding AG	19	14,878
Bio-Rad Laboratories, Inc.–Class A(a)	66	49,868
Bio-Techne Corp.	115	59,494
Charles River Laboratories International, Inc.(a)	148	55,763
Danaher Corp.	1,887	620,842
Eurofins Scientific SE	392	48,565
Illumina, Inc.(a)	431	163,970
IQVIA Holdings, Inc.(a)	563	158,845
Lonza Group AG	219	182,337

13

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Mettler-Toledo International, Inc.(a)	68	$115,410
PerkinElmer, Inc.	329	66,149
QIAGEN NV(a)	670	37,152
Sartorius Stedim Biotech	82	45,035
Thermo Fisher Scientific, Inc.	1,156	771,329
Waters Corp.(a)	180	67,068
West Pharmaceutical Services, Inc.	218	102,244

		2,734,702

PHARMACEUTICALS–2.9%
Astellas Pharma, Inc.	5,385	87,644
AstraZeneca PLC	4,549	531,184
Bausch Health Cos., Inc.(a)	895	24,721
Bayer AG	2,884	154,018
Bristol-Myers Squibb Co.	6,524	406,771
Canopy Growth Corp.(a)(b)	692	6,040
Catalent, Inc.(a)	500	64,015
Chugai Pharmaceutical Co., Ltd.(b)	1,883	61,378
Daiichi Sankyo Co., Ltd.	5,058	128,733
Eisai Co., Ltd.	645	36,615
Elanco Animal Health, Inc.(a)	1,250	35,475
Eli Lilly & Co.	2,388	659,613
GlaxoSmithKline PLC	14,774	321,671
Hikma Pharmaceuticals PLC	509	15,286
Ipsen SA	110	10,066
Jazz Pharmaceuticals PLC(a)	179	22,805
Johnson & Johnson	7,730	1,322,371
Kyowa Kirin Co., Ltd.	705	19,222
Merck & Co., Inc.	7,433	569,665
Merck KGaA	380	97,758
Nippon Shinyaku Co., Ltd.	106	7,381
Novartis AG	6,433	565,280
Novo Nordisk A/S–Class B	4,944	555,339
Ono Pharmaceutical Co., Ltd.	994	24,706
Orion Oyj–Class B(b)	311	12,919
Otsuka Holdings Co., Ltd.	1,078	39,219
Pfizer, Inc.	16,463	972,140
Recordati Industria Chimica e Farmaceutica SpA	307	19,714
Roche Holding AG	2,157	897,932
Royalty Pharma PLC	1,003	39,970
Sanofi	3,339	335,048
Santen Pharmaceutical Co., Ltd.	1,008	12,306
Shionogi & Co., Ltd.	759	53,393
Sumitomo Dainippon Pharma Co., Ltd.(b)	495	5,711
Taisho Pharmaceutical Holdings Co., Ltd.	103	4,754
Takeda Pharmaceutical Co., Ltd.	4,643	126,792
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	3,237	25,928

Company	Shares	U.S. $ Value

UCB SA	371	$42,341
Viatris, Inc.	3,550	48,031
Vifor Pharma AG	143	25,404
Zoetis, Inc.	1,392	339,690

		8,729,049

		23,075,443

CONSUMER DISCRETIONARY–7.4%
AUTO COMPONENTS–0.2%
Aisin Corp.	343	13,160
Aptiv PLC(a)	794	130,970
BorgWarner, Inc.	704	31,729
Bridgestone Corp.	1,668	71,612
Cie Generale des Etablissements Michelin SCA–Class B	497	81,401
Continental AG(a)	323	33,936
Denso Corp.	1,260	104,417
Faurecia SE	344	16,366
Koito Manufacturing Co., Ltd.	231	12,235
Lear Corp.	175	32,016
Magna International, Inc.–Class A (Canada)	838	67,805
Stanley Electric Co., Ltd.	360	9,039
Sumitomo Electric Industries Ltd.	2,119	27,655
Valeo	674	20,325

		652,666

AUTOMOBILES–1.6%
Bayerische Motoren Werke AG	972	97,241
Bayerische Motoren Werke AG (Preference Shares)	169	14,015
Daimler AG	2,513	192,004
Ferrari NV	370	95,240
Ford Motor Co.	11,522	239,312
General Motors Co.(a)	3,836	224,905
Honda Motor Co., Ltd.	4,723	134,373
Isuzu Motors Ltd.	1,712	21,308
Lucid Group, Inc.(a)(b)	1,188	45,204
Mazda Motor Corp.(a)	1,665	12,775
Nissan Motor Co., Ltd.(a)	6,779	32,651
Porsche Automobil Holding SE (Preference Shares)	449	42,391
Renault SA(a)	564	19,565
Rivian Automotive, Inc.(a)	507	52,571
Stellantis NV	5,977	112,837
Subaru Corp.	1,781	31,823
Suzuki Motor Corp.	1,081	41,687
Tesla, Inc.(a)	2,471	2,611,303
Toyota Motor Corp.	31,070	574,254
Volkswagen AG	96	28,064
Volkswagen AG (Preference Shares)	545	109,481
Yamaha Motor Co., Ltd.(b)	795	19,095

		4,752,099

14

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

DISTRIBUTORS–0.1%
Genuine Parts Co.	420	$58,884
LKQ Corp.	819	49,164
Pool Corp.	118	66,788

		174,836

DIVERSIFIED CONSUMER SERVICES–0.0%
IDP Education Ltd.(b)	612	15,418

HOTELS, RESTAURANTS & LEISURE–1.0%
Accor SA(a)	499	16,174
Airbnb, Inc.(a)	692	115,211
Aramark	674	24,837
Aristocrat Leisure Ltd.	1,773	56,244
Booking Holdings, Inc.(a)	121	290,307
Caesars Entertainment, Inc.(a)	626	58,550
Carnival Corp.(a)(b)	2,430	48,892
Chipotle Mexican Grill, Inc.–Class A(a)	83	145,105
Compass Group PLC(a)	5,238	117,927
Crown Resorts Ltd.(a)(b)	1,093	9,514
Darden Restaurants, Inc.	383	57,695
Domino’s Pizza Enterprises Ltd.(b)	177	15,192
Domino’s Pizza, Inc.	109	61,512
DraftKings, Inc.(a)(b)	947	26,014
Entain PLC(a)	1,719	39,291
Evolution AB	505	71,377
Expedia Group, Inc.(a)	427	77,167
Flutter Entertainment PLC(a)	489	77,415
Galaxy Entertainment Group Ltd.(a)	6,343	32,905
Genting Singapore Ltd.(b)	16,869	9,703
Hilton Worldwide Holdings, Inc.(a)	818	127,600
InterContinental Hotels Group PLC(a)	537	34,717
La Francaise des Jeux SAEM	280	12,409
Las Vegas Sands Corp.(a)	1,009	37,979
Marriott International, Inc./MD–Class A(a)	813	134,340
McDonald’s Corp.	2,193	587,878
McDonald’s Holdings Co. Japan Ltd.(b)	192	8,497
Melco Resorts & Entertainment Ltd. (ADR)(a)	191	1,944
MGM Resorts International	1,131	50,759
Oriental Land Co., Ltd./Japan	581	97,972
Restaurant Brands International, Inc.(b)	839	50,873
Royal Caribbean Cruises Ltd.(a)	673	51,754
Sands China Ltd.(a)	6,620	15,364
Sodexo SA	259	22,706
Starbucks Corp.	3,462	404,950
Tabcorp Holdings Ltd.(b)	6,523	23,831

Company	Shares	U.S. $ Value

Vail Resorts, Inc.	118	$38,692
Whitbread PLC(a)	593	24,122
Wynn Resorts Ltd.(a)(b)	305	25,937
Yum! Brands, Inc.	868	120,530

		3,223,886

HOUSEHOLD DURABLES–0.4%
Barratt Developments PLC	2,993	30,392
Berkeley Group Holdings PLC	330	21,369
DR Horton, Inc.	999	108,342
Electrolux AB(b)	662	16,033
Garmin Ltd.	452	61,549
Iida Group Holdings Co., Ltd.	411	9,559
Lennar Corp.–Class A	806	93,625
Mohawk Industries, Inc.(a)	172	31,335
Newell Brands, Inc.	1,124	24,548
NVR, Inc.(a)	10	59,089
Open House Co., Ltd.	200	10,451
Panasonic Corp.	6,471	71,134
Persimmon PLC	936	36,279
PulteGroup, Inc.	762	43,556
Rinnai Corp.	34	3,068
SEB SA	81	12,622
Sekisui Chemical Co., Ltd.	1,083	18,112
Sekisui House Ltd.	1,789	38,492
Sharp Corp./Japan	597	6,856
Sony Group Corp.	3,634	458,895
Taylor Wimpey PLC	10,707	25,527
Whirlpool Corp.(b)	184	43,178

		1,224,011

INTERNET & DIRECT MARKETING RETAIL–1.8%
Amazon.com, Inc.(a)	1,339	4,464,681
Chewy, Inc.(a)(b)	260	15,332
Delivery Hero SE(a)	476	52,689
DoorDash, Inc.(a)	315	46,903
eBay, Inc.	1,908	126,882
Etsy, Inc.(a)(b)	372	81,446
Fiverr International Ltd.(a)(b)	86	9,778
Just Eat Takeaway.com NV(a)(b)	529	28,741
MercadoLibre, Inc.(a)	132	177,989
Mercari, Inc.(a)	268	13,635
Prosus NV(a)(b)	2,740	226,940
Rakuten Group, Inc.(b)	2,513	25,214
Wayfair, Inc.–Class A(a)(b)	216	41,034
Zalando SE(a)	652	52,523
ZOZO, Inc.	271	8,450

		5,372,237

LEISURE PRODUCTS–0.1%
Bandai Namco Holdings, Inc.	579	45,271
Hasbro, Inc.	384	39,083
Peloton Interactive, Inc.(a)	824	29,466

15

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Shimano, Inc.(b)	260	$69,243
Yamaha Corp.	294	14,505

		197,568

MULTILINE RETAIL–0.3%
Canadian Tire Corp., Ltd.–Class A	168	24,097
Cie Financiere Richemont SA	1,533	229,084
Dollar General Corp.	685	161,544
Dollar Tree, Inc.(a)	660	92,743
Dollarama, Inc.	849	42,492
Next PLC	390	43,135
Pan Pacific International Holdings Corp.	1,171	16,141
Ryohin Keikaku Co., Ltd.	726	11,070
Target Corp.	1,433	331,654
Wesfarmers Ltd.	3,329	143,634

		1,095,594

SPECIALTY RETAIL–1.1%
Advance Auto Parts, Inc.	185	44,378
AutoZone, Inc.(a)	64	134,169
Bath & Body Works, Inc.	777	54,227
Best Buy Co., Inc.	662	67,259
Burlington Stores, Inc.(a)	196	57,136
CarMax, Inc.(a)	478	62,250
Carvana Co.(a)	224	51,921
Chow Tai Fook Jewellery Group Ltd.(a)	5,000	9,009
Dynatrace, Inc.(a)	542	32,710
Fast Retailing Co., Ltd.	219	124,489
H & M Hennes & Mauritz AB–Class B	2,144	42,070
Hikari Tsushin, Inc.	86	13,245
Home Depot, Inc. (The)	3,087	1,281,136
Industria de Diseno Textil SA	3,203	103,297
JD Sports Fashion PLC	7,590	22,379
Kingfisher PLC	6,200	28,518
Lowe’s Cos., Inc.	2,033	525,490
Nitori Holdings Co., Ltd.	213	31,859
O’Reilly Automotive, Inc.(a)	203	143,365
Ross Stores, Inc.	1,048	119,765
TJX Cos., Inc. (The)	3,531	268,073
Tractor Supply Co.	336	80,169
Ulta Beauty, Inc.(a)	152	62,676
USS Co., Ltd.	553	8,640

		3,368,230

TEXTILES, APPAREL & LUXURY GOODS–0.8%
adidas AG	559	160,961
Burberry Group PLC	1,188	29,323
EssilorLuxottica SA	843	179,455
Gildan Activewear, Inc.	582	24,675
Hermes International	93	162,506
Kering SA	221	177,320
Lululemon Athletica, Inc.(a)	348	136,225

Company	Shares	U.S. $ Value

LVMH Moet Hennessy Louis Vuitton SE	816	$674,370
Moncler SpA	602	43,505
NIKE, Inc.–Class B	3,753	625,512
Pandora A/S	293	36,447
Puma SE	310	37,858
Swatch Group AG (The)	85	25,886
Swatch Group AG (The) (REG)	154	9,004
VF Corp.	979	71,682

		2,394,729

		22,471,274

INDUSTRIALS–6.1%
AEROSPACE & DEFENSE–0.7%
Airbus SE(a)	1,731	221,471
BAE Systems PLC	9,443	70,418
Boeing Co. (The)(a)	1,635	329,158
CAE, Inc.(a)	930	23,460
Dassault Aviation SA	73	7,896
Elbit Systems Ltd.	78	13,483
General Dynamics Corp.	698	145,512
HEICO Corp.	127	18,316
HEICO Corp.–Class A	214	27,503
Howmet Aerospace, Inc.	1,133	36,063
Huntington Ingalls Industries, Inc.	118	22,035
L3Harris Technologies, Inc.	590	125,812
Lockheed Martin Corp.	732	260,160
MTU Aero Engines AG	157	31,878
Northrop Grumman Corp.	447	173,020
Raytheon Technologies Corp.	4,427	380,988
Rolls-Royce Holdings PLC(a)	24,570	41,011
Safran SA	1,003	122,790
Singapore Technologies Engineering Ltd.	3,908	10,906
Textron, Inc.	658	50,798
Thales SA	313	26,626
TransDigm Group, Inc.(a)	154	97,987

		2,237,291

AIR FREIGHT & LOGISTICS–0.4%
CH Robinson Worldwide, Inc.	386	41,545
Deutsche Post AG	2,910	187,173
DSV A/S	599	139,584
Expeditors International of Washington, Inc.	499	67,011
FedEx Corp.	743	192,170
InPost SA(a)	587	7,083
Kuehne & Nagel International AG	160	51,529
SG Holdings Co., Ltd.	852	19,978
United Parcel Service, Inc.–Class B	2,139	458,473

16

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Yamato Holdings Co., Ltd.	796	$18,699

		1,183,245

AIRLINES–0.0%
Air Canada(a)(b)	514	8,586
ANA Holdings, Inc.(a)	395	8,257
Delta Air Lines, Inc.(a)	469	18,329
Deutsche Lufthansa AG(a)	1,755	12,288
Japan Airlines Co., Ltd.(a)	358	6,796
Qantas Airways Ltd.(a)	2,713	9,897
Singapore Airlines Ltd.(a)(b)	2,936	10,886
Southwest Airlines Co.(a)	434	18,593

		93,632

BUILDING PRODUCTS–0.4%
A O Smith Corp.	391	33,567
AGC, Inc.(b)	522	24,938
Allegion PLC	263	34,832
Assa Abloy AB–Class B	2,943	89,705
Carrier Global Corp.	2,420	131,261
Cie de Saint-Gobain	1,485	104,465
Daikin Industries Ltd.	719	162,867
Fortune Brands Home & Security, Inc.	405	43,295
Geberit AG	106	86,404
Johnson Controls International PLC	2,091	170,019
Kingspan Group PLC	452	53,917
Lennox International, Inc.	98	31,787
Lixil Corp.	772	20,595
Masco Corp.	725	50,909
Nibe Industrier AB	4,188	63,280
Otis Worldwide Corp.	1,190	103,613
Owens Corning	302	27,331
ROCKWOOL International A/S	25	10,917
TOTO Ltd.	361	16,656
Xinyi Glass Holdings Ltd.	5,186	12,990

		1,273,348

COMMERCIAL SERVICES & SUPPLIES–0.3%
Brambles Ltd.	4,233	32,748
Cintas Corp.	272	120,542
Copart, Inc.(a)	625	94,762
Dai Nippon Printing Co., Ltd.	566	14,244
GFL Environmental, Inc.	463	17,507
Rentokil Initial PLC	5,459	43,212
Republic Services, Inc.–Class A	654	91,200
Ritchie Bros Auctioneers, Inc.	324	19,828
Rollins, Inc.	650	22,237
Secom Co., Ltd.	570	39,607
Securitas AB–Class B	919	12,642
Sohgo Security Services Co., Ltd.	136	5,404

Company	Shares	U.S. $ Value

TOPPAN, Inc.	736	$13,812
Waste Connections, Inc.	765	104,247
Waste Management, Inc.	1,236	206,288

		838,280

CONSTRUCTION & ENGINEERING–0.2%
ACS Actividades de Construccion y Servicios SA(b)	720	19,196
Bouygues SA	671	24,019
Eiffage SA	244	25,157
Epiroc AB–Class A	1,935	48,928
Epiroc AB–Class B	1,145	24,214
Ferrovial SA(b)	1,436	44,909
Kajima Corp.	1,303	14,975
Obayashi Corp.	1,884	14,581
Shimizu Corp.	1,617	10,026
Skanska AB–Class B	998	25,789
Taisei Corp.	500	15,205
Vinci SA	1,579	166,766
WSP Global, Inc.	345	50,083

		483,848

ELECTRICAL EQUIPMENT–0.6%
ABB Ltd.	4,823	183,818
AMETEK, Inc.	679	99,840
Ballard Power Systems, Inc.(a)(b)	699	8,781
Eaton Corp. PLC	1,170	202,199
Emerson Electric Co.	1,755	163,162
Fuji Electric Co., Ltd.	330	18,027
Generac Holdings, Inc.(a)	186	65,457
Legrand SA	785	91,940
Mitsubishi Electric Corp.	5,358	68,009
Nidec Corp.	1,283	151,772
Plug Power, Inc.(a)(b)	1,517	42,825
Prysmian SpA	748	28,137
Rockwell Automation, Inc.	341	118,958
Schneider Electric SE	1,587	311,997
Sensata Technologies Holding PLC(a)	465	28,686
Siemens Energy AG(a)	1,173	29,928
Siemens Gamesa Renewable Energy SA(a)(b)	700	16,624
Sunrun, Inc.(a)(b)	513	17,596
Vestas Wind Systems A/S	2,965	90,299

		1,738,055

INDUSTRIAL CONGLOMERATES–0.7%
3M Co.	1,699	301,793
CK Hutchison Holdings Ltd.	7,047	45,372
DCC PLC	289	23,659
General Electric Co.	3,223	304,477
Hitachi Ltd.	2,822	152,877
Honeywell International, Inc.	2,027	422,650

17

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Investment AB Latour–Class B(b)	434	$17,633
Jardine Matheson Holdings Ltd.	940	51,688
Keppel Corp., Ltd.(b)	3,974	15,113
Lifco AB	684	20,430
Melrose Industries PLC	12,839	27,922
Roper Technologies, Inc.	310	152,477
Siemens AG	2,246	389,013
Smiths Group PLC	1,163	24,894
Toshiba Corp.	1,145	47,115

		1,997,113

MACHINERY–1.2%
Alfa Laval AB	923	37,076
Alstom SA	931	33,060
Atlas Copco AB–Class A	1,971	136,198
Atlas Copco AB–Class B	1,145	67,257
Caterpillar, Inc.	1,608	332,438
CNH Industrial NV	3,004	58,080
Cummins, Inc.	422	92,055
Daifuku Co., Ltd.	202	16,518
Daimler Truck Holding AG(a)	1,256	46,173
Deere & Co.	865	296,600
Dover Corp.	423	76,817
FANUC Corp.	608	129,238
Fortive Corp.	999	76,214
GEA Group AG	450	24,579
Hino Motors Ltd.	759	6,259
Hitachi Construction Machinery Co., Ltd.	258	7,455
Hoshizaki Corp.	151	11,361
Husqvarna AB–Class B	1,228	19,634
IDEX Corp.	223	52,699
Illinois Tool Works, Inc.	925	228,290
Ingersoll Rand, Inc.	1,189	73,563
KION Group AG	212	23,156
Knorr-Bremse AG	213	21,037
Komatsu Ltd.	2,500	58,465
Kone Oyj–Class B	998	71,615
Kornit Digital Ltd.(a)	136	20,706
Kubota Corp.	2,951	65,619
Kurita Water Industries Ltd.	279	13,227
Makita Corp.	595	25,257
MINEBEA MITSUMI, Inc.	1,033	29,351
MISUMI Group, Inc.	830	34,098
Mitsubishi Heavy Industries Ltd.	855	19,768
Miura Co., Ltd.	181	6,231
NGK Insulators Ltd.	696	11,780
Nordson Corp.	154	39,312
PACCAR, Inc.	1,019	89,937
Parker-Hannifin Corp.	379	120,567
Pentair PLC	487	35,566
Rational AG	15	15,341
Sandvik AB	3,315	92,401
Schindler Holding AG	120	32,212

Company	Shares	U.S. $ Value

Schindler Holding AG (REG)	59	$15,767
SKF AB–Class B	1,122	26,535
SMC Corp.	210	141,930
Snap-on, Inc.	159	34,245
Spirax-Sarco Engineering PLC	217	47,226
Stanley Black & Decker, Inc.	479	90,349
Techtronic Industries Co., Ltd.	3,244	64,669
Toyota Industries Corp.	406	32,477
Trane Technologies PLC	698	141,017
VAT Group AG(c)	80	39,642
Volvo AB	587	13,769
Volvo AB–Class B	4,197	97,062
Wartsila Oyj Abp	1,390	19,496
Westinghouse Air Brake Technologies Corp.	527	48,542
Xylem, Inc./NY	529	63,438

		3,523,374

MARINE–0.0%
AP Moller–Maersk A/S–Class A	10	33,176
AP Moller–Maersk A/S–Class B	17	60,678
Nippon Yusen KK	463	35,305
SITC International Holdings Co., Ltd.	3,000	10,850

		140,009

PROFESSIONAL SERVICES–0.5%
Adecco Group AG	455	23,186
Benefit One, Inc.	200	8,593
Booz Allen Hamilton Holding Corp.	396	33,577
Bureau Veritas SA	863	28,651
Clarivate PLC(a)	1,033	24,296
CoStar Group, Inc.(a)	1,159	91,596
Equifax, Inc.	358	104,819
Experian PLC	2,707	133,336
Intertek Group PLC	473	36,084
Jacobs Engineering Group, Inc.	383	53,325
Leidos Holdings, Inc.	394	35,027
Nihon M&A Center Holdings, Inc.	797	19,550
Persol Holdings Co., Ltd.	481	13,984
Randstad NV	351	23,944
Recruit Holdings Co., Ltd.	3,886	236,485
RELX PLC (London)	5,678	185,369
Robert Half International, Inc.	329	36,690
SGS SA	18	60,006
Teleperformance	173	77,344
Thomson Reuters Corp.	509	60,869
TransUnion	562	66,642

18

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Verisk Analytics, Inc.–Class A	450	$102,928
Wolters Kluwer NV	785	92,395

		1,548,696

ROAD & RAIL–0.7%
AMERCO	29	21,061
Aurizon Holdings Ltd.	5,404	13,729
Canadian National Railway Co.	2,078	255,251
Canadian Pacific Railway Ltd.(b)	2,728	196,221
Central Japan Railway Co.	384	51,100
CSX Corp.	6,620	248,912
East Japan Railway Co.	793	48,750
Hankyu Hanshin Holdings, Inc.	638	18,131
JB Hunt Transport Services, Inc.	247	50,487
Keio Corp.	216	9,530
Keisei Electric Railway Co., Ltd.	351	9,495
Kintetsu Group Holdings Co., Ltd.(a)	428	11,965
Knight-Swift Transportation Holdings, Inc.	462	28,154
Lyft, Inc.(a)	766	32,731
MTR Corp., Ltd.	3,764	20,205
Nippon Express Co., Ltd.(a)(d)(e)	141	8,301
Norfolk Southern Corp.	725	215,840
Odakyu Electric Railway Co., Ltd.	826	15,357
Old Dominion Freight Line, Inc.	289	103,572
TFI International, Inc.	246	27,590
Tobu Railway Co., Ltd.	482	10,999
Tokyu Corp.	1,453	19,316
Uber Technologies, Inc.(a)	3,596	150,780
Union Pacific Corp.	1,915	482,446
West Japan Railway Co.	548	22,919

		2,072,842

TRADING COMPANIES & DISTRIBUTORS–0.3%
Ashtead Group PLC	1,313	105,847
Brenntag SE	453	40,908
Bunzl PLC	990	38,675
Fastenal Co.	1,687	108,069
Ferguson PLC	653	115,990
ITOCHU Corp.	3,401	104,050
Marubeni Corp.	4,508	43,921
Mitsubishi Corp.	3,611	114,661
Mitsui & Co., Ltd.	4,531	107,375
MonotaRO Co., Ltd.(b)	732	13,166
Reece Ltd.	853	16,775
Sumitomo Corp.	3,289	48,675
Toromont Industries Ltd.	242	21,878
Toyota Tsusho Corp.	592	27,289

Company	Shares	U.S. $ Value

United Rentals, Inc.(a)	213	$70,778
WW Grainger, Inc.	130	67,371

		1,045,428

TRANSPORTATION INFRASTRUCTURE–0.1%
Aena SME SA(a)(b)	220	34,646
Aeroports de Paris(a)	87	11,223
Atlantia SpA(a)	1,454	28,850
Auckland International Airport Ltd.(a)	3,675	19,345
Getlink SE	1,292	21,398
Sydney Airport(a)(b)	3,882	24,509
Transurban Group	8,955	89,947

		229,918

		18,405,079

COMMUNICATION SERVICES–5.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.1%
AT&T, Inc.	20,965	515,739
BCE, Inc.	212	11,030
BT Group PLC(b)	26,211	60,298
Cable One, Inc.	16	28,215
Cellnex Telecom SA	1,496	86,660
Charter Communications, Inc.–Class A(a)(b)	378	246,445
Comcast Corp.–Class A	13,449	676,888
Deutsche Telekom AG	9,786	180,821
Elisa Oyj	417	25,677
Eurazeo SE	116	10,120
HKT Trust & HKT Ltd.–Class SS	10,744	14,436
Infrastrutture Wireless Italiane SpA(b)	986	11,956
Koninklijke KPN NV	9,872	30,683
Liberty Global PLC(a)	1,021	28,680
Liberty Global PLC–Class A(a)	466	12,927
Lumen Technologies, Inc.(b)	2,758	34,613
Nippon Telegraph & Telephone Corp.	3,767	103,021
Orange SA	5,858	62,576
Proximus SADP	446	8,710
Quebecor, Inc.–Class B	490	11,059
Shaw Communications, Inc.–Class B	1,329	40,334
Singapore Telecommunications Ltd.	23,733	40,856
Sirius XM Holdings, Inc.(b)	2,973	18,879
Spark New Zealand Ltd.	5,482	16,953
Swisscom AG	76	42,873
Telecom Italia SpA/Milano	29,258	14,394
Telefonica Deutschland Holding AG	3,057	8,480
Telefonica SA(b)	15,724	68,184
Telenor ASA	2,054	32,287

19

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Telia Co. AB(b)	7,805	$30,525
Telstra Corp., Ltd.	12,223	37,148
TELUS Corp.	1,312	30,898
United Internet AG	284	11,260
Verizon Communications, Inc.	12,156	631,626
Washington H Soul Pattinson & Co., Ltd.(b)	635	13,686

		3,198,937

ENTERTAINMENT–0.8%
Activision Blizzard, Inc.	2,283	151,888
AMC Entertainment Holdings, Inc.–Class A(a)	1,507	40,990
Bollore SA	2,596	14,521
Capcom Co., Ltd.	468	11,022
Electronic Arts, Inc.	835	110,137
Embracer Group AB(a)(b)	1,392	14,768
Koei Tecmo Holdings Co., Ltd.	123	4,830
Konami Holdings Corp.	230	11,040
Liberty Media Corp.-Liberty Formula One–Class C(a)	567	35,857
Live Nation Entertainment, Inc.(a)(b)	482	57,691
Netflix, Inc.(a)	1,300	783,172
Nexon Co., Ltd.	1,440	27,844
Nintendo Co., Ltd.	326	152,521
Roku, Inc.(a)(b)	342	78,044
Sea Ltd. (ADR)(a)	381	85,234
Square Enix Holdings Co., Ltd.	218	11,183
Take-Two Interactive Software, Inc.(a)	342	60,780
Toho Co., Ltd./Tokyo	296	12,667
Ubisoft Entertainment SA(a)	272	13,268
Universal Music Group NV	2,129	60,063
Walt Disney Co., (The)(a)	5,336	826,493

		2,564,013

INTERACTIVE MEDIA & SERVICES–2.6%
Adevinta ASA–Class B(a)	754	10,016
Alphabet, Inc.–Class A(a)	885	2,563,880
Alphabet, Inc.–Class C(a)	847	2,450,871
Auto Trader Group PLC	2,815	28,192
IAC/InterActiveCorp.(a)	233	30,455
Kakaku.com, Inc.	296	7,913
Match Group, Inc.(a)	772	102,097
Meta Platforms, Inc.–Class A(a)	7,000	2,354,450
Pinterest, Inc.–Class A(a)	1,630	59,251
REA Group Ltd.	155	18,901
Scout24 SE	256	17,876
SEEK Ltd.	986	23,506
Snap, Inc.–Class A(a)	3,114	146,451
Twitter, Inc.(a)	2,343	101,264
Z Holdings Corp.	7,835	45,208

Company	Shares	U.S. $ Value

ZoomInfo Technologies, Inc.(a)	660	$42,372

		8,002,703

MEDIA–0.2%
CyberAgent, Inc.	1,104	18,403
Dentsu Group, Inc.(b)	626	22,281
Discovery, Inc.–Class A(a)	496	11,676
Discovery, Inc.–Class C(a)	920	21,068
DISH Network Corp.–Class A(a)(b)	722	23,422
Fox Corp.–Class A	949	35,018
Fox Corp.–Class B	442	15,147
Hakuhodo DY Holdings, Inc.	681	11,332
Informa PLC(a)	4,413	30,898
Interpublic Group of Cos., Inc. (The)	1,155	43,255
Liberty Broadband Corp.(a)	500	80,536
Liberty Media Corp.-Liberty SiriusXM–Class A(a)	243	12,356
Liberty Media Corp.-Liberty SiriusXM–Class C(a)	495	25,171
News Corp.–Class A	1,148	25,612
Omnicom Group, Inc.	629	46,087
Pearson PLC	2,221	18,425
Publicis Groupe SA	669	45,073
Schibsted ASA	214	8,251
Schibsted ASA–Class B	285	9,612
ViacomCBS, Inc.–Class B	1,778	53,660
Vivendi SE	2,278	30,814
WPP PLC	3,501	53,312

		641,409

WIRELESS TELECOMMUNICATION SERVICES–0.3%
KDDI Corp.	4,668	136,510
Rogers Communications, Inc.–Class B	1,040	49,519
SoftBank Corp.	8,387	105,933
SoftBank Group Corp.	3,462	165,969
T-Mobile US, Inc.(a)	1,832	212,475
Tele2 AB–Class B	1,470	20,970
Vodafone Group PLC	81,205	122,314

		813,690

		15,220,752

CONSUMER STAPLES–4.2%
BEVERAGES–0.9%
Anheuser-Busch InBev SA/NV	2,237	134,869
Asahi Group Holdings Ltd.	1,264	49,206
Brown-Forman Corp.–Class B	909	66,230
Budweiser Brewing Co. APAC Ltd.(c)	4,337	11,402
Carlsberg AS–Class B	295	50,931
Coca-Cola Co., (The)	12,050	713,480

20

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Coca-Cola Europacific Partners PLC	602	$33,670
Coca-Cola HBC AG(a)	589	20,394
Constellation Brands, Inc.–Class A	494	123,979
Davide Campari-Milano NV	1,534	22,384
Diageo PLC	6,853	374,695
Heineken Holding NV(b)	338	31,165
Heineken NV(b)	761	85,643
Ito En Ltd.	76	3,993
Keurig Dr Pepper, Inc.	2,081	76,706
Kirin Holdings Co., Ltd.(b)	2,328	37,497
Molson Coors Beverage Co.–Class B	559	25,910
Monster Beverage Corp.(a)	1,164	111,790
PepsiCo, Inc.	4,058	704,915
Pernod Ricard SA	615	147,955
Remy Cointreau SA	67	16,286
Suntory Beverage & Food Ltd.	338	12,240
Treasury Wine Estates Ltd.	2,119	19,106

		2,874,446

FOOD & STAPLES RETAILING–0.9%
Aeon Co., Ltd.	1,825	43,008
Alimentation Couche Tard, Inc.	2,394	100,306
Carrefour SA	1,851	33,935
Coles Group Ltd.	3,916	51,096
Cosmos Pharmaceutical Corp.	78	11,467
Costco Wholesale Corp.	1,298	736,875
Empire Co., Ltd.–Class A	491	14,960
Endeavour Group Ltd./Australia	3,938	19,325
Etablissements Franz Colruyt NV(b)	159	6,747
George Weston Ltd.	223	25,855
HelloFresh SE(a)	485	37,170
J Sainsbury PLC	5,134	19,191
Jeronimo Martins SGPS SA	831	19,017
Kesko Oyj–Class B	802	26,731
Kobe Bussan Co., Ltd.	396	15,332
Koninklijke Ahold Delhaize NV	3,070	105,351
Kroger Co. (The)	2,084	94,322
Lawson, Inc.	146	6,928
Loblaw Cos., Ltd.	496	40,638
Metro, Inc./CN	718	38,212
Ocado Group PLC(a)	1,432	32,580
Seven & i Holdings Co., Ltd.	2,212	97,301
Sysco Corp.	1,502	117,982
Tesco PLC	22,703	89,383
Tsuruha Holdings, Inc.	130	12,482
Walgreens Boots Alliance, Inc.	2,158	112,561
Walmart, Inc.	4,525	654,722

Company	Shares	U.S. $ Value

Welcia Holdings Co., Ltd.	240	$7,496
Woolworths Group Ltd.	3,722	102,889

		2,673,862

FOOD PRODUCTS–0.9%
Ajinomoto Co., Inc.	1,358	41,340
Archer-Daniels-Midland Co.	1,642	110,983
Associated British Foods PLC	1,046	28,633
Barry Callebaut AG	11	26,704
Bunge Ltd.	416	38,838
Campbell Soup Co.	578	25,120
Chocoladefabriken Lindt & Spruengli AG	4	55,443
Chocoladefabriken Lindt & Spruengli AG (REG)	1	134,109
Conagra Brands, Inc.	1,410	48,152
Danone SA	1,918	119,222
General Mills, Inc.	1,780	119,936
Hershey Co., (The)	427	82,612
Hormel Foods Corp.(b)	875	42,709
JDE Peet’s NV(b)	294	9,100
JM Smucker Co. (The)	318	43,191
Kellogg Co.	750	48,315
Kerry Group PLC–Class A	467	60,250
Kikkoman Corp.	395	33,263
Kraft Heinz Co. (The)	1,975	70,903
McCormick & Co., Inc./MD	731	70,622
MEIJI Holdings Co., Ltd.	320	19,102
Mondelez International, Inc.–Class A	4,104	272,136
Mowi ASA	1,290	30,530
Nestle SA	8,266	1,154,076
Nisshin Seifun Group, Inc.	562	8,108
Nissin Foods Holdings Co., Ltd.	164	11,969
Orkla ASA	2,205	22,102
Saputo, Inc.	728	16,402
Toyo Suisan Kaisha Ltd.	190	8,056
Tyson Foods, Inc.–Class A	865	75,393
WH Group Ltd.	24,359	15,291
Wilmar International Ltd.	5,113	15,736
Yakult Honsha Co., Ltd.	342	17,842

		2,876,188

HOUSEHOLD PRODUCTS–0.7%
Church & Dwight Co., Inc.	721	73,903
Clorox Co., (The)	361	62,944
Colgate-Palmolive Co.	2,353	200,805
Essity AB–Class B	1,787	58,301
Henkel AG & Co. KGaA	305	23,775
Henkel AG & Co. KGaA (Preference Shares)	523	42,201
Kimberly-Clark Corp.	989	141,348
Lion Corp.	598	7,994
Procter & Gamble Co. (The)	7,130	1,166,325
Reckitt Benckiser Group PLC	2,097	180,517

21

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Unicharm Corp.	1,094	$47,597

		2,005,710

PERSONAL PRODUCTS–0.4%
Beiersdorf AG	296	30,342
Estee Lauder Cos., Inc. (The)–Class A	685	253,587
Kao Corp.	1,393	72,957
Kobayashi Pharmaceutical Co., Ltd.	138	10,855
Kose Corp.	96	10,890
L’Oreal SA	737	351,411
Pola Orbis Holdings, Inc.(b)	216	3,600
Shiseido Co., Ltd.	1,163	64,880
Unilever PLC	7,620	408,786

		1,207,308

TOBACCO–0.4%
Altria Group, Inc.	5,414	256,569
British American Tobacco PLC	6,400	237,643
Imperial Brands PLC	2,779	60,901
Japan Tobacco, Inc.(b)	3,490	70,470
Philip Morris International, Inc.	4,576	434,720
Swedish Match AB(b)	4,639	36,828

		1,097,131

		12,734,645

MATERIALS–2.5%
CHEMICALS–1.4%
Air Liquide SA	1,391	242,596
Air Products and Chemicals, Inc.	650	197,769
Akzo Nobel NV	550	60,426
Albemarle Corp.	344	80,417
Arkema SA	180	25,406
Asahi Kasei Corp.	3,675	34,620
BASF SE	2,696	189,220
Celanese Corp.–Class A	326	54,788
CF Industries Holdings, Inc.	631	44,662
Chr Hansen Holding A/S	309	24,365
Clariant AG(a)(b)	633	13,149
Corteva, Inc.	2,155	101,888
Covestro AG	567	34,898
Croda International PLC	410	56,158
Dow, Inc.	2,189	124,160
DuPont de Nemours, Inc.	1,535	123,997
Eastman Chemical Co.	398	48,122
Ecolab, Inc.	756	177,350
EMS-Chemie Holding AG	21	23,469
Evonik Industries AG	615	19,868
FMC Corp.	378	41,538
Fuchs Petrolub SE	204	9,219
Givaudan SA	28	146,905
ICL Group Ltd.	2,073	19,967
IMCD NV(b)	167	36,907

Company	Shares	U.S. $ Value

International Flavors & Fragrances, Inc.	731	$110,125
Johnson Matthey PLC	568	15,784
JSR Corp.	512	19,458
Kansai Paint Co., Ltd.	478	10,395
Koninklijke DSM NV(b)	513	115,531
LANXESS AG	243	15,027
Linde PLC	1,517	525,534
LyondellBasell Industries NV–Class A	785	72,401
Mitsubishi Chemical Holdings Corp.	3,705	27,481
Mitsubishi Gas Chemical Co., Inc.	407	6,899
Mitsui Chemicals, Inc.	540	14,515
Mosaic Co. (The)	1,085	42,630
Nippon Paint Holdings Co., Ltd.(b)	2,022	22,082
Nippon Sanso Holdings Corp.	350	7,655
Nissan Chemical Corp.	297	17,274
Nitto Denko Corp.	414	31,982
Novozymes A/S–Class B	603	49,512
Nutrien Ltd.	1,675	125,901
Orica Ltd.(b)	1,196	11,927
PPG Industries, Inc.	697	120,191
RPM International, Inc.	381	38,481
Sherwin-Williams Co., (The)	735	258,838
Shin-Etsu Chemical Co., Ltd.	1,029	178,609
Sika AG	417	173,312
Solvay SA	217	25,228
Sumitomo Chemical Co., Ltd.	4,372	20,618
Symrise AG	378	55,904
Toray Industries, Inc.	4,053	24,013
Tosoh Corp.	716	10,637
Umicore SA(b)	578	23,579
Yara International ASA	486	24,503

		4,127,890

CONSTRUCTION MATERIALS–0.1%
CRH PLC	2,287	121,074
HeidelbergCement AG	436	29,507
Holcim Ltd.(a)	1,537	78,170
James Hardie Industries PLC	1,307	52,610
Martin Marietta Materials, Inc.	183	80,615
Vulcan Materials Co.	390	80,956

		442,932

CONTAINERS & PACKAGING–0.1%
AMCOR PLC	4,517	54,249
Avery Dennison Corp.	243	52,626
Ball Corp.	959	92,323
CCL Industries, Inc.–Class B(b)	443	23,755
Crown Holdings, Inc.	385	42,589

22

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

International Paper Co.	1,090	$51,208
Packaging Corp. of America	279	37,986
Sealed Air Corp.	440	29,687
Smurfit Kappa Group PLC	722	39,794
Westrock Co.	784	34,778

		458,995

METALS & MINING–0.8%
Agnico Eagle Mines Ltd.	715	37,978
Anglo American PLC	3,794	156,056
Antofagasta PLC	1,157	21,043
ArcelorMittal SA	1,971	63,227
Barrick Gold Corp. (Toronto)	5,224	99,322
BHP Group Ltd.(b)	8,663	261,551
BHP Group PLC	6,201	184,509
BlueScope Steel Ltd.	1,479	22,579
Boliden AB	803	30,963
Evolution Mining Ltd.(b)	5,381	15,964
Evraz PLC	1,499	12,256
First Quantum Minerals Ltd.	1,724	41,255
Fortescue Metals Group Ltd.	4,972	69,890
Franco-Nevada Corp.	561	77,585
Freeport-McMoRan, Inc.	4,310	179,856
Glencore PLC(a)	29,321	149,399
Hitachi Metals Ltd.(a)	610	11,303
Ivanhoe Mines Ltd.(a)(b)	1,774	14,473
JFE Holdings, Inc.	1,378	17,581
Kinross Gold Corp.(b)	3,705	21,499
Kirkland Lake Gold Ltd.	783	32,813
Lundin Mining Corp.	1,946	15,199
Newcrest Mining Ltd.	2,399	42,966
Newmont Corp.	2,346	145,499
Nippon Steel Corp.	2,495	40,758
Norsk Hydro ASA	3,948	31,065
Northern Star Resources Ltd.(b)	3,247	22,331
Nucor Corp.(b)	862	98,397
Pan American Silver Corp.(b)	617	15,394
Rio Tinto Ltd.	1,090	79,540
Rio Tinto PLC	3,297	217,425
South32 Ltd.	13,726	40,143
Steel Dynamics, Inc.	599	37,180
Sumitomo Metal Mining Co., Ltd.	672	25,452
Teck Resources Ltd.–Class B	1,386	39,916
voestalpine AG	340	12,336
Wheaton Precious Metals Corp.	1,322	56,728

		2,441,431

PAPER & FOREST PRODUCTS–0.1%
Mondi PLC	1,425	35,346
Oji Holdings Corp.	2,381	11,536
Stora Enso Oyj–Class R	1,708	31,347
Svenska Cellulosa AB SCA–Class B	1,779	31,567
UPM-Kymmene Oyj	1,567	59,622

Company	Shares	U.S. $ Value

West Fraser Timber Co., Ltd.	280	$26,713

		196,131

		7,667,379

ENERGY–1.9%
ENERGY EQUIPMENT & SERVICES–0.1%
Baker Hughes Co.–Class A	2,432	58,514
Halliburton Co.	2,614	59,782
Schlumberger NV	4,106	122,975
Tenaris SA	1,386	14,465

		255,736

OIL, GAS & CONSUMABLE FUELS–1.8%
Aker BP ASA	370	11,377
Ampol Ltd.	699	15,093
BP PLC	59,082	264,724
Cameco Corp.	1,167	25,444
Canadian Natural Resources Ltd.	3,479	147,004
Cenovus Energy, Inc.	3,850	47,206
Cheniere Energy, Inc.	707	71,704
Chevron Corp.	5,678	666,313
ConocoPhillips	3,932	283,812
Coterra Energy, Inc.	2,266	43,054
Devon Energy Corp.	1,888	83,166
Diamondback Energy, Inc.	505	54,464
Enbridge, Inc.	5,948	232,334
ENEOS Holdings, Inc.	8,937	33,387
Eni SpA	7,411	102,996
EOG Resources, Inc.	1,714	152,255
Equinor ASA	2,869	75,969
Exxon Mobil Corp.	12,431	760,653
Galp Energia SGPS SA	1,471	14,273
Hess Corp.	818	60,557
Idemitsu Kosan Co., Ltd.	524	13,372
Imperial Oil Ltd.(b)	724	26,111
Inpex Corp.(b)	2,918	25,374
Keyera Corp.(b)	649	14,638
Kinder Morgan, Inc.	5,989	94,986
Lundin Energy AB	587	21,005
Marathon Petroleum Corp.	1,873	119,853
Neste Oyj	1,242	61,126
Occidental Petroleum Corp.	2,741	79,462
OMV AG	432	24,431
ONEOK, Inc.	1,308	76,858
Parkland Corp.(b)	445	12,232
Pembina Pipeline Corp.(b)	1,614	48,958
Phillips 66	1,286	93,184
Pioneer Natural Resources Co.	681	123,860
Repsol SA	4,260	50,452
Royal Dutch Shell PLC–Class A	12,042	263,893
Royal Dutch Shell PLC–Class B	10,811	237,372
Santos Ltd.	9,140	42,103

23

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Suncor Energy, Inc.	4,359	$109,065
TC Energy Corp.(b)	2,874	133,663
TotalEnergies SE	7,365	374,880
Tourmaline Oil Corp.	909	29,348
Valero Energy Corp.	1,200	90,132
Williams Cos., Inc. (The)	3,567	92,885
Woodside Petroleum Ltd.(b)	2,829	45,100

		5,450,128

		5,705,864

REAL ESTATE–1.8%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–1.5%
Alexandria Real Estate Equities, Inc.	425	94,758
American Tower Corp.	1,337	391,072
Ascendas Real Estate Investment Trust	9,639	21,119
AvalonBay Communities, Inc.	410	103,562
Boston Properties, Inc.	435	50,103
British Land Co. PLC (The)	2,585	18,667
Camden Property Trust	295	52,711
Canadian Apartment Properties REIT	248	11,755
CapitaLand Integrated Commercial Trust	13,593	20,566
Covivio	152	12,477
Crown Castle International Corp.	1,269	264,891
Daiwa House REIT Investment Corp.	18	54,529
Dexus	3,158	25,535
Digital Realty Trust, Inc.	830	146,802
Duke Realty Corp.	1,110	72,860
Equinix, Inc.	264	223,302
Equity LifeStyle Properties, Inc.	512	44,882
Equity Residential	1,044	94,482
Essex Property Trust, Inc.	191	67,276
Extra Space Storage, Inc.	393	89,105
Gecina SA	135	18,891
GLP J-REIT	36	62,227
Goodman Group	4,882	94,109
GPT Group (The)	5,624	22,177
Healthpeak Properties, Inc.	1,582	57,094
Host Hotels & Resorts, Inc.(a)	2,096	36,449
Invitation Homes, Inc.	1,692	76,715
Iron Mountain, Inc.(b)	849	44,428
Japan Metropolitan Fund Invest	62	53,413
Japan Real Estate Investment Corp.	12	68,119
Klepierre SA(a)	596	14,103
Land Securities Group PLC	2,068	21,826
Link REIT	5,373	47,332

Company	Shares	U.S. $ Value

Mapletree Commercial Trust(b)(d)(e)	6,196	$9,196
Mapletree Logistics Trust(b)	9,093	12,824
Medical Properties Trust, Inc.	1,749	41,329
Mid-America Apartment Communities, Inc.	341	78,239
Mirvac Group	11,577	24,506
Nippon Building Fund, Inc.(b)	14	81,545
Nippon Prologis REIT, Inc.	19	67,160
Nomura Real Estate Master Fund, Inc.	38	53,479
Orix JREIT, Inc.	23	35,955
Prologis, Inc.	2,171	365,510
Public Storage	463	173,421
Realty Income Corp.	1,618	115,833
Regency Centers Corp.	448	33,757
RioCan Real Estate Investment Trust	456	8,270
SBA Communications Corp.	322	125,264
Scentre Group	15,240	35,058
Segro PLC	3,524	68,583
Simon Property Group, Inc.	965	154,178
Stockland	7,009	21,623
Sun Communities, Inc.	340	71,390
UDR, Inc.	871	52,251
Ventas, Inc.	1,155	59,044
VICI Properties, Inc.(b)	1,802	54,258
Vicinity Centres(b)	11,362	13,973
Vornado Realty Trust	478	20,009
Welltower, Inc.	1,240	106,355
Weyerhaeuser Co.	2,201	90,637
WP Carey, Inc.	543	44,553

		4,495,537

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.3%
Aroundtown SA	2,933	17,693
Azrieli Group Ltd.	124	11,831
Capitaland Investment Ltd./Singapore(a)	7,504	18,973
CBRE Group, Inc.–Class A(a)	985	106,882
City Developments Ltd.(b)	1,050	5,312
CK Asset Holdings Ltd.	5,031	31,735
Daito Trust Construction Co., Ltd.	183	20,994
Daiwa House Industry Co., Ltd.	1,644	47,247
ESR Cayman Ltd.(a)(c)	5,348	18,090
Fastighets AB Balder–Class B(a)	308	22,165
FirstService Corp.	116	22,797
Hang Lung Properties Ltd.	5,030	10,347
Henderson Land Development Co., Ltd.	3,938	16,798
Hongkong Land Holdings Ltd.	3,395	17,653

24

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Hulic Co., Ltd.(b)	1,101	$10,470
LEG Immobilien SE	214	29,836
Lendlease Corp Ltd.(b)	2,021	15,737
Mitsubishi Estate Co., Ltd.	3,435	47,652
Mitsui Fudosan Co., Ltd.	2,669	52,902
New World Development Co., Ltd.	3,625	14,352
Nomura Real Estate Holdings, Inc.	331	7,627
Sagax AB	472	15,877
Sino Land Co., Ltd.	9,242	11,508
Sumitomo Realty & Development Co., Ltd.	856	25,236
Sun Hung Kai Properties Ltd.	3,616	43,877
Swire Pacific Ltd.–Class A	1,435	8,162
Swire Properties Ltd.	3,422	8,579
Swiss Prime Site AG	223	21,891
Unibail-Rodamco-Westfield(a)	366	25,615
UOL Group Ltd.	1,134	5,969
Vonovia SE	2,169	119,517
Wharf Real Estate Investment Co., Ltd.	4,876	24,776
Zillow Group, Inc.–Class A(a)	180	11,200
Zillow Group, Inc.–Class C(a)(b)	491	31,350

		900,650

		5,396,187

UTILITIES–1.7%
ELECTRIC UTILITIES–1.0%
Alliant Energy Corp.	734	45,119
American Electric Power Co., Inc.	1,468	130,608
AusNet Services Ltd.(b)	5,623	10,519
Chubu Electric Power Co., Inc.	1,839	19,424
CK Infrastructure Holdings Ltd.	1,903	12,124
CLP Holdings Ltd.	4,629	46,775
Duke Energy Corp.	2,259	236,969
Edison International	1,114	76,030
EDP–Energias de Portugal SA	8,151	44,776
Electricite de France SA	1,390	16,348
Elia Group SA/NV(b)	91	11,994
Emera, Inc.	753	37,634
Endesa SA(b)	932	21,456
Enel SpA	23,882	190,962
Entergy Corp.	590	66,463
Evergy, Inc.	673	46,175
Eversource Energy	1,009	91,799
Exelon Corp.	2,871	165,829
FirstEnergy Corp.	1,597	66,419
Fortis, Inc./Canada(b)	1,383	66,726
Fortum Oyj	1,304	39,994
HK Electric Investments & HK Electric Investments Ltd.–Class SS(c)	7,615	7,471

Company	Shares	U.S. $ Value

Hydro One Ltd.(c)	966	$25,132
Iberdrola SA	16,823	199,184
Kansai Electric Power Co., Inc. (The)	1,971	18,423
Mercury NZ Ltd.	2,000	8,379
NextEra Energy, Inc.	5,760	537,754
NRG Energy, Inc.	718	30,931
Origin Energy Ltd.(b)	5,171	19,735
Orsted AS	555	71,077
PG&E Corp.(a)	4,372	53,076
Power Assets Holdings Ltd.	3,358	20,931
PPL Corp.	2,259	67,906
Red Electrica Corp. SA	1,271	27,485
Southern Co. (The)	3,109	213,215
SSE PLC	3,063	68,474
Terna–Rete Elettrica Nazionale(b)	4,131	33,418
Tokyo Electric Power Co. Holdings, Inc.(a)	4,384	11,334
Verbund AG	200	22,477
Xcel Energy, Inc.	1,581	107,034

		2,987,579

GAS UTILITIES–0.1%
AltaGas Ltd.	822	17,747
APA Group(b)	3,464	25,342
Atmos Energy Corp.	384	40,231
Enagas SA	730	16,959
Hong Kong & China Gas Co., Ltd.	32,787	51,140
Naturgy Energy Group SA(b)	569	18,507
Osaka Gas Co., Ltd.	1,040	17,201
Snam SpA	5,921	35,663
Tokyo Gas Co., Ltd.	1,050	18,848
UGI Corp.	613	28,143

		269,781

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.1%
AES Corp. (The)	1,956	47,531
Brookfield Renewable Corp.(b)	379	13,947
EDP Renovaveis SA	846	21,038
Meridian Energy Ltd.	3,761	12,484
Northland Power, Inc.	663	19,891
Uniper SE	268	12,724
Vistra Corp.	1,275	29,032

		156,647

MULTI-UTILITIES–0.4%
Algonquin Power & Utilities Corp.(b)	1,972	28,482
Ameren Corp.	755	67,203
Canadian Utilities Ltd.–Class A	375	10,877
CenterPoint Energy, Inc.	1,740	48,563
CMS Energy Corp.	850	55,293

25

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company		Shares	U.S. $ Value

Consolidated Edison, Inc.		1,037	$88,477
Dominion Energy, Inc.		2,374	186,502
DTE Energy Co.		569	68,018
E.ON SE		6,592	91,612
Engie SA		5,363	79,401
National Grid PLC		10,620	153,133
NiSource, Inc.		1,152	31,807
Public Service Enterprise Group, Inc.		1,484	99,027
RWE AG		1,886	76,414
Sempra Energy		937	123,946
Suez SA		1,032	23,275
United Utilities Group PLC		2,002	29,540
Veolia Environnement SA		1,924	70,657
WEC Energy Group, Inc.		926	89,887

			1,422,114

WATER UTILITIES–0.1%
American Water Works Co., Inc.		533	100,662
Essential Utilities, Inc.		685	36,778
Severn Trent PLC		734	29,310

			166,750

			5,002,871

Total Common Stocks (cost $103,834,282)			183,184,684

		Principal Amount (000)
GOVERNMENTS– TREASURIES–35.5%
UNITED STATES–35.5%
U.S. Treasury Bonds 1.375%, 08/15/2050	$	260	228,753
1.625%, 11/15/2050		1,414	1,323,569
1.75%, 08/15/2041		73	70,993
2.00%, 02/15/2050		559	570,049
2.25%, 08/15/2046–08/15/2049		3,919	4,163,875
2.375%, 11/15/2049–05/15/2051		2,440	2,703,456
2.50%, 02/15/2045–05/15/2046		330	364,545
2.75%, 08/15/2047		143	167,392
2.875%, 05/15/2043–05/15/2049		3,767	4,446,913
3.00%, 05/15/2045–02/15/2049		2,311	2,825,458
3.125%, 11/15/2041–02/15/2043		1,182	1,428,071
3.50%, 02/15/2039		12	15,330
3.625%, 08/15/2043		1,869	2,432,522
3.75%, 08/15/2041–11/15/2043		226	297,328
3.875%, 08/15/2040		161	211,910
4.25%, 05/15/2039		134	183,766

Company		Principal Amount (000)	U.S. $ Value

4.375%, 11/15/2039–05/15/2041	$	694	$971,616
4.50%, 08/15/2039		179	252,974
4.75%, 02/15/2037–02/15/2041		626	898,312
5.25%, 11/15/2028		378	472,347
5.375%, 02/15/2031		359	480,029
5.50%, 08/15/2028		762	957,236
6.00%, 02/15/2026		1,336	1,593,031
6.125%, 11/15/2027		404	512,509
6.25%, 08/15/2023–05/15/2030		447	595,427
6.875%, 08/15/2025		471	566,993
7.625%, 02/15/2025		158	190,313
U.S. Treasury Notes 0.25%, 06/30/2025–09/30/2025		6,368	6,175,705
0.375%, 04/30/2025–01/31/2026		5,215	5,064,890
0.50%, 03/31/2025–02/28/2026		1,219	1,185,387
0.625%, 05/15/2030–08/15/2030		2,107	1,969,226
0.75%, 04/30/2026–08/31/2026		3,874	3,795,478
0.875%, 09/30/2026–11/15/2030		3,558	3,433,515
1.125%, 10/31/2026–02/15/2031		2,727	2,675,622
1.25%, 08/31/2024		1,105	1,115,086
1.50%, 09/30/2024–02/15/2030		5,694	5,773,910
1.625%, 02/15/2026–05/15/2031		6,221	6,317,628
1.75%, 05/15/2023–11/15/2029		5,009	5,105,517
1.875%, 10/31/2022		1,014	1,026,371
2.00%, 11/30/2022–11/15/2026		12,748	13,116,182
2.125%, 11/30/2023–05/15/2025		6,571	6,775,308
2.25%, 04/30/2024–11/15/2027		4,655	4,860,914
2.375%, 08/15/2024–05/15/2029		2,330	2,465,779
2.50%, 08/15/2023–05/15/2024		3,263	3,378,753
2.625%, 02/15/2029		451	487,531
2.75%, 11/15/2023–02/15/2028		1,171	1,221,284
2.875%, 10/31/2023–05/15/2028		1,256	1,325,471
3.125%, 11/15/2028		912	1,014,204

Total Governments–Treasuries (cost $103,414,819)			107,208,478

26

AB Variable Products Series Fund

Company	Notional Amount		U.S. $ Value

OPTIONS PURCHASED–PUTS–0.3%
OPTIONS ON EQUITY INDICES–0.3%
Euro STOXX 50 Index Expiration: Sep 2022; Contracts: 990; Exercise Price: EUR 3,300.00; Counterparty: UBS AG(a)	EUR	3,267,000	$87,004
FTSE 100 Index Expiration: Dec 2022; Contracts: 190; Exercise Price: GBP 5,700.00; Counterparty: UBS AG(a)	GBP	1,083,000	38,536
Nikkei 225 Index Expiration: Dec 2022; Contracts: 11,000; Exercise Price: JPY 23,000.00; Counterparty: UBS AG(a)	JPY	253,000,000	67,239
S&P 500 Index Expiration: Nov 2022; Contracts: 7,000; Exercise Price: USD 3,575.00; Counterparty: UBS AG(a)	USD	25,025,000	699,163

Total Options Purchased–Puts (premiums paid $1,011,950)			891,942

Company	Shares		U.S. $ Value

SHORT-TERM INVESTMENTS–2.6%
INVESTMENT COMPANIES–2.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(f)(g)(h) (cost $7,966,107)		7,966,107	7,966,107

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.0% (cost $216,227,158)			299,251,211

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.4%
INVESTMENT COMPANIES–0.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(f)(g)(h) (cost $1,311,824)		1,311,824	1,311,824

TOTAL INVESTMENTS–99.4% (cost $217,538,982)			300,563,035
Other assets less liabilities–0.6%			1,768,634

NET ASSETS–100.0%			$302,331,669

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	25	March 2022	$2,531,280	$1,132
10 Yr Mini Japan Government Bond Futures	11	March 2022	1,449,804	(4,734)
Euro STOXX 50 Index Futures	91	March 2022	4,441,998	108,786
Euro-Bund Futures	3	March 2022	585,314	(10,762)
FTSE 100 Index Futures	15	March 2022	1,487,010	(10,977)
Long Gilt Futures	9	March 2022	1,521,525	(19,745)
MSCI Emerging Market Futures	2	March 2022	232,180	7,899
MSCI Singapore IX ETS Futures	39	January 2022	984,406	4,985
Nikkei 225 (CME) Futures	2	March 2022	500,391	4,369
S&P 500 E-Mini Futures	57	March 2022	13,561,725	143,794

27

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
TOPIX Index Futures	13	March 2022	$2,251,239	$10,415
U.S. T-Note 2 Yr (CBT) Futures	50	March 2022	10,908,594	(7,241)
U.S. T-Note 5 Yr (CBT) Futures	8	March 2022	967,813	(4,276)
U.S. T-Note 10 Yr (CBT) Futures	93	March 2022	12,133,594	116,184
U.S. Ultra Bond (CBT) Futures	33	March 2022	6,505,125	143,795

Sold Contracts
Hang Seng Index Futures	9	January 2022	1,353,367	(16,715)
OMXS30 Index Futures	48	January 2022	1,285,098	(798)
S&P TSX 60 Index Futures	10	March 2022	2,025,218	(9,182)
SPI 200 Futures	5	March 2022	668,164	6,187

				$463,116

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	GBP	6,333	USD	8,588	01/14/2022	$15,827
BNP Paribas SA	AUD	2,271	USD	1,659	02/08/2022	6,944
Citibank, NA	NOK	4,781	USD	526	01/20/2022	(16,809)
Citibank, NA	USD	138	SEK	1,256	01/20/2022	967
Citibank, NA	EUR	12,115	USD	14,013	02/10/2022	209,495
Citibank, NA	USD	4,306	CAD	5,421	02/10/2022	(20,072)
Credit Suisse International	USD	4,607	CHF	4,237	01/13/2022	44,395
Credit Suisse International	USD	5,742	GBP	4,294	01/14/2022	69,983
Credit Suisse International	USD	1,735	SEK	15,097	01/20/2022	(64,267)
Credit Suisse International	USD	3,090	AUD	4,235	02/08/2022	(8,178)
Credit Suisse International	USD	10,621	JPY	1,210,091	02/09/2022	(98,562)
Credit Suisse International	USD	15,075	EUR	13,138	02/10/2022	(106,409)
Goldman Sachs Bank USA	NOK	14,221	USD	1,580	01/20/2022	(34,190)
Goldman Sachs Bank USA	USD	24	SEK	218	01/20/2022	108
Goldman Sachs Bank USA	EUR	3,742	USD	4,301	02/10/2022	38,242
HSBC Bank USA	CHF	7,906	USD	8,615	01/13/2022	(64,374)
HSBC Bank USA	GBP	2,041	USD	2,735	01/14/2022	(27,364)
HSBC Bank USA	SEK	22,242	USD	2,549	01/20/2022	86,826
HSBC Bank USA	USD	5,092	NOK	43,545	01/20/2022	(148,416)
HSBC Bank USA	USD	67	SEK	582	01/20/2022	(2,313)
JPMorgan Chase Bank, NA	USD	612	SEK	5,321	01/20/2022	(23,044)
Morgan Stanley Capital Services, Inc.	CHF	1,057	USD	1,150	01/13/2022	(10,800)
Morgan Stanley Capital Services, Inc.	USD	2,636	CHF	2,424	01/13/2022	24,403
Morgan Stanley Capital Services, Inc.	GBP	1,729	USD	2,322	01/14/2022	(19,297)
Morgan Stanley Capital Services, Inc.	USD	2,962	GBP	2,240	01/14/2022	69,914
Morgan Stanley Capital Services, Inc.	NOK	29,966	USD	3,336	01/20/2022	(66,047)
Morgan Stanley Capital Services, Inc.	SEK	16,618	USD	1,925	01/20/2022	85,310
Morgan Stanley Capital Services, Inc.	USD	1,862	NOK	16,165	01/20/2022	(27,154)
Morgan Stanley Capital Services, Inc.	USD	3,451	SEK	31,255	01/20/2022	8,146
Morgan Stanley Capital Services, Inc.	USD	5,497	SEK	48,741	01/20/2022	(102,496)
Morgan Stanley Capital Services, Inc.	AUD	7,251	USD	5,361	02/08/2022	84,841
Morgan Stanley Capital Services, Inc.	JPY	1,801,337	USD	15,800	02/09/2022	136,441

28

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	1,199	JPY	135,221	02/09/2022	$(23,569)
Morgan Stanley Capital Services, Inc.	CAD	3,547	USD	2,808	02/10/2022	4,437
Morgan Stanley Capital Services, Inc.	EUR	3,633	USD	4,128	02/10/2022	(11,324)
Morgan Stanley Capital Services, Inc.	USD	4,053	CAD	5,162	02/10/2022	28,097
Morgan Stanley Capital Services, Inc.	USD	1,799	EUR	1,581	02/10/2022	1,877
State Street Bank & Trust Co.	USD	238	CHF	218	01/13/2022	1,491
State Street Bank & Trust Co.	GBP	476	USD	638	01/14/2022	(6,003)
State Street Bank & Trust Co.	NOK	10,427	USD	1,212	01/20/2022	28,052
State Street Bank & Trust Co.	NZD	264	USD	183	01/20/2022	2,350
State Street Bank & Trust Co.	USD	347	NOK	3,009	01/20/2022	(4,943)
State Street Bank & Trust Co.	USD	218	SEK	1,938	01/20/2022	(3,062)
State Street Bank & Trust Co.	USD	253	AUD	354	02/08/2022	4,749
State Street Bank & Trust Co.	JPY	94,188	USD	828	02/09/2022	9,344
State Street Bank & Trust Co.	USD	329	JPY	37,150	02/09/2022	(6,197)
State Street Bank & Trust Co.	EUR	475	USD	545	02/10/2022	3,770

						$71,119

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services, Inc. Swiss Market Index Futures	0.00%	Maturity	CHF	1,023	03/18/2022	$ 27,257

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2021, the aggregate market value of these securities amounted to $138,658 or 0.0% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	Affiliated investments.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

29

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

REG—Registered Shares

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

30

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2021	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $208,261,051)	$291,285,104	(a)
Affiliated issuers (cost $9,277,931—including investment of cash collateral for securities loaned of $1,311,824)	9,277,931
Cash	5,082
Cash collateral due from broker	2,130,291
Foreign currencies, at value (cost $778,763)	775,891
Receivable for investment securities sold	1,944,135
Unaffiliated dividends and interest receivable	1,065,584
Unrealized appreciation on forward currency exchange contracts	966,009
Unrealized appreciation on total return swaps	27,257
Receivable for capital stock sold	4,091
Affiliated dividends receivable	76

Total assets	307,481,451

LIABILITIES
Payable for investment securities purchased	1,361,029
Payable for collateral received on securities loaned	1,256,388
Cash collateral due to broker	1,000,000
Unrealized depreciation on forward currency exchange contracts	894,890
Advisory fee payable	177,705
Distribution fee payable	63,548
Collateral due to securities lending agent	55,436
Payable for capital stock redeemed	34,508
Administrative fee payable	22,578
Payable for variation margin on futures	22,053
Transfer Agent fee payable	146
Foreign capital gains tax payable	46
Accrued expenses	261,455

Total liabilities	5,149,782

NET ASSETS	$302,331,669

COMPOSITION OF NET ASSETS
Capital stock, at par	$20,354
Additional paid-in capital	132,968,169
Distributable earnings	169,343,146

NET ASSETS	$302,331,669

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$411,637	27,559	$14.94

B	$301,920,032	20,326,376	$14.85

(a)	Includes securities on loan with a value of $5,723,503 (see Note E).

See notes to financial statements.

31

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2021	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $339,758)	$5,438,761
Affiliated issuers	1,381
Interest	2,560,707
Securities lending income	11,278

8,012,127

EXPENSES
Advisory fee (see Note B)	3,002,768
Distribution fee—Class B	1,071,488
Transfer agency—Class A	4
Transfer agency—Class B	3,914
Custody and accounting	162,277
Audit and tax	118,974
Administrative	87,571
Legal	45,654
Directors’ fees	24,032
Printing	23,520
Miscellaneous	33,127

Total expenses	4,573,329
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(7,042)

Net expenses	4,566,287

Net investment income	3,445,840

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	95,732,447
Forward currency exchange contracts	2,026,759
Futures	(1,766,702)
Swaps	270
Foreign currency transactions	(29,011)
Net change in unrealized appreciation/depreciation of:
Investments	(56,716,851)
Forward currency exchange contracts	586,582
Futures	(861,013)
Swaps	27,257
Foreign currency denominated assets and liabilities	(123,773)

Net gain on investment and foreign currency transactions	38,875,965

NET INCREASE IN NET ASSETS FROM OPERATIONS	$42,321,805

See notes to financial statements.

32

DYNAMIC ASSET ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,445,840	$4,934,873
Net realized gain (loss) on investment and foreign currency transactions	95,963,763	(10,066,061)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(57,087,798)	28,883,717

Net increase in net assets from operations	42,321,805	23,752,529
Distributions to Shareholders
Class A	(7,238)	(6,470)
Class B	(4,827,444)	(7,947,724)
CAPITAL STOCK TRANSACTIONS
Net decrease	(283,941,527)	(36,380,539)

Total decrease	(246,454,404)	(20,582,204)
NET ASSETS
Beginning of period	548,786,073	569,368,277

End of period	$302,331,669	$548,786,073

See notes to financial statements.

33

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2021	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with AllianceBernstein L.P. (the “Adviser”) determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

34

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models.Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread

35

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2021:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$38,567,821		$4,819,457		$–0	–	$43,387,278
Financials	15,651,794		8,466,118		–0	–	24,117,912
Health Care	16,749,123		6,326,320		–0	–	23,075,443
Consumer Discretionary	16,142,341		6,328,933		–0	–	22,471,274
Industrials	10,434,249		7,962,529		8,301		18,405,079
Communication Services	13,124,070		2,096,682		–0	–	15,220,752
Consumer Staples	7,657,195		5,077,450		–0	–	12,734,645
Materials	3,809,371		3,858,008		–0	–	7,667,379
Energy	4,014,472		1,691,392		–0	–	5,705,864
Real Estate	3,700,103		1,686,888		9,196		5,396,187
Utilities	3,327,609		1,675,262		–0	–	5,002,871
Governments—Treasuries	–0	–	107,208,478		–0	–	107,208,478
Options Purchased—Puts	–0	–	891,942		–0	–	891,942
Short-Term Investments	7,966,107		–0	–	–0	–	7,966,107
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,311,824		–0	–	–0	–	1,311,824

Total Investments in Securities	142,456,079		158,089,459		17,497		300,563,035
Other Financial Instruments(a):
Assets:
Futures	547,546		–0	–	–0	–	547,546	(b)
Forward Currency Exchange Contracts	–0	–	966,009		–0	–	966,009
Total Return Swaps	–0	–	27,257		–0	–	27,257
Liabilities:
Futures	(84,430)		–0	–	–0	–	(84,430	)(b)
Forward Currency Exchange Contracts	–0	–	(894,890)		–0	–	(894,890)

Total	$142,919,195		$158,187,835		$17,497		$301,124,527

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

36

AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. The Expense Caps will remain in effect until May 1, 2022 and then may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2021, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2021, the reimbursement for such services amounted to $87,571.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2021.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2021, such waiver amounted to $7,039.

37

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,201	$370,971	$367,206	$7,966	$1
Government Money Market Portfolio*	67	61,803	60,558	1,312	0	**

Total				$9,278	$1

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$73,739,149	$270,887,416
U.S. government securities	53,669,701	140,552,078

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$219,351,875

Gross unrealized appreciation	$88,526,929
Gross unrealized depreciation	(7,292,854)

Net unrealized appreciation	$81,234,075

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in

38

AB Variable Products Series Fund

the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2021, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2021, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

39

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2021, the Portfolio held purchased options for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

40

AB Variable Products Series Fund

During the year ended December 31, 2021, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2021, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$261,111	*	Receivable/Payable for variation margin on futures	$46,758	*

Equity contracts	Receivable/Payable for variation margin on futures	286,435	*	Receivable/Payable for variation margin on futures	37,672	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	966,009		Unrealized depreciation on forward currency exchange contracts	894,890

Equity contracts	Investments in securities, at value	891,942

Equity contracts	Unrealized appreciation on total return swaps	27,257

Total		$2,432,754			$979,320

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,813,830)	$182,003

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	1,047,128	(1,043,016)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	2,026,759	586,582

41

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(493,958)	$(120,008)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	270	27,257

Total		$(233,631)	$(367,182)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2021:

Futures:
Average notional amount of buy contracts	$93,146,865
Average notional amount of sale contracts	$34,570,580
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$62,461,549
Average principal amount of sale contracts	$92,896,716
Purchased Options:
Average notional amount	$33,456,053	(a)
Total Return Swaps:
Average notional amount	$1,095,482	(b)

(a)	Positions were open for five months during the year.

(b)	Positions were open for one month during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
BNP Paribas SA	$22,771	$–0	–	$–0	–	$–0	–	$22,771
Citibank, NA	210,462	(36,881)		–0	–	–0	–	173,581
Credit Suisse International	114,378	(114,378)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	38,350	(34,190)		–0	–	–0	–	4,160
HSBC Bank USA	86,826	(86,826)		–0	–	–0	–	–0	–
Morgan Stanley Capital Services, Inc.	470,723	(260,687)		–0	–	–0	–	210,036
State Street Bank & Trust Co.	49,756	(20,205)		–0	–	–0	–	29,551
UBS AG	891,942	–0	–	(891,942)		–0	–	–0	–

Total	$1,885,208	$(553,167)		$(891,942)		$–0	–	$440,099	^

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AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Citibank, NA	$36,881	$(36,881)	$–0	–	$–0	–	$–0	–
Credit Suisse International	277,416	(114,378)	–0	–	–0	–	163,038
Goldman Sachs Bank USA	34,190	(34,190)	–0	–	–0	–	–0	–
HSBC Bank USA	242,467	(86,826)	–0	–	–0	–	155,641
JPMorgan Chase Bank, NA	23,044	–0	–	–0	–	–0	–	23,044
Morgan Stanley Capital Services, Inc.	260,687	(260,687)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	20,205	(20,205)	–0	–	–0	–	–0	–

Total	$894,890	$(553,167)	$–0	–	$–0	–	$341,723	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an

43

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$5,723,503	$1,311,824	$4,719,640	$11,060	$218	$3

*	As of December 31, 2021.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Class A
Shares sold	4,182	6,869	$60,584	$86,958
Shares issued in reinvestment of dividends	493	502	7,238	6,470
Shares redeemed	(3,316)	(9,641)	(47,220)	(126,155)

Net increase (decrease)	1,359	(2,270)	$20,602	$(32,727)

Class B
Shares sold	1,070,080	1,311,598	$15,318,153	$16,672,485
Shares issued in reinvestment of dividends	330,195	619,947	4,827,444	7,947,724
Shares redeemed	(20,825,702)	(4,763,950)	(304,107,726)	(60,968,021)

Net decrease	(19,425,427)	(2,832,405)	$(283,962,129)	$(36,347,812)

At December 31, 2021, certain shareholders of the Portfolio owned 90% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the

44

AB Variable Products Series Fund

direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-U.S.) Risk—The Portfolio’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk—ETFs, are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Portfolio.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk—The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

45

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$4,834,682	$7,954,194

Total taxable distributions paid	$4,834,682	$7,954,194

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,504,224
Undistributed capital gains	82,204,270	(a)
Other losses	(614,284	)(b)
Unrealized appreciation/(depreciation)	81,248,936	(c)

Total accumulated earnings/(deficit)	$169,343,146

(a)	During the fiscal year, the Portfolio utilized $9,750,954 of capital loss carry forwards to offset current year net realized gains.

(b)	As of December 31, 2021, the cumulative deferred loss on straddles was $614,284.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, return of capital distributions received from underlying securities, the tax treatment of passive foreign investment companies (PFICs), the tax deferral of losses on wash sales, the tax treatment of partnership investments, and corporate restructuring.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2021, the Portfolio did not have any capital loss carryforwards.

46

AB Variable Products Series Fund

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

47

DYNAMIC ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.89	$13.46	$11.91	$13.07	$11.63

Income From Investment Operations
Net investment income (a)(b)	.14	.15	.23	.20	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.20	.51	1.60	(1.11)	1.52
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.34	.66	1.83	(.91)	1.69

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.23)	(.27)	(.23)	(.25)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.01)	(.02)	–0	–

Total dividends and distributions	(.29)	(.23)	(.28)	(.25)	(.25)

Net asset value, end of period	$14.94	$13.89	$13.46	$11.91	$13.07

Total Return
Total investment return based on net asset value (d)	9.67%	5.02%	15.51%	(7.07)%	14.67%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$412	$364	$383	$355	$328
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.82%	.80%	.80%	.78%	.77%
Expenses, before waivers/reimbursements (e)‡	.83%	.80%	.80%	.79%	.78%
Net investment income (b)	.98%	1.18%	1.78%	1.60%	1.39%
Portfolio turnover rate	32%	13%	19%	24%	20%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.02%	.03%	.04%

See footnote summary on page 49.

48

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2021	2020	2019	2018	2017
Net asset value, beginning of period	$13.80	$13.36	$11.82	$12.98	$11.56

Income From Investment Operations
Net investment income (a)(b)	.12	.12	.19	.17	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.16	.51	1.60	(1.11)	1.50
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.28	.63	1.79	(.94)	1.64

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.19)	(.24)	(.20)	(.22)
Distributions from net realized gain on investment transactions	–0	–	–0	–	(.01)	(.02)	–0	–

Total dividends and distributions	(.23)	(.19)	(.25)	(.22)	(.22)

Net asset value, end of period	$14.85	$13.80	$13.36	$11.82	$12.98

Total Return
Total investment return based on net asset value (d)	9.28%	4.86%	15.24%	(7.35)%	14.32%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$301,920	$548,422	$568,985	$533,467	$604,703
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	1.06%	1.05%	1.05%	1.03%	1.03%
Expenses, before waivers/reimbursements (e)‡	1.07%	1.06%	1.05%	1.04%	1.04%
Net investment income (b)	.80%	.93%	1.51%	1.35%	1.15%
Portfolio turnover rate	32%	13%	19%	24%	20%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.02%	.03%	.04%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2018 and December 31, 2017, such waiver amounted to .01% and .01%, respectively.

See notes to financial statements.

49

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Dynamic Asset Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Dynamic Asset Allocation Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2022

50

2021 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2021. For corporate shareholders, 44.94% of dividends paid qualify for the dividends received deduction.

51

DYNAMIC ASSET ALLOCATION

PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan*, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Caglasu Altunkopru(2), Vice President Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President and Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street	One Battery Park Plaza New York, NY 10004
Boston, MA 02210

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
501 Commerce Street	P.O. Box 786003
Nashville, TN 37203	San Antonio, TX 78278
Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Manhattan West
New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Messrs. Barenboym and Loewy and Ms. Altunkopru are the investment professionals primarily responsible for the day-to-day management of the Portfolio’s portfolio.

52

DYNAMIC ASSET ALLOCATION PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

53

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

54

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

55

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

56

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Caglasu Altunkopru 49	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2017.

Alexander Barenboym 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Daniel J. Loewy 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President and Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

57

DYNAMIC ASSET ALLOCATION PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

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DYNAMIC ASSET ALLOCATION PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Dynamic Asset Allocation Portfolio (the “Fund”) at a meeting held by video conference on August 3-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

59

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was above the median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was also above the peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the those of Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

60

AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

61

VPS-DAA-0151-1221

DEC    12.31.21

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL RISK ALLOCATION— MODERATE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2022

The following is an update of AB Variable Products Series Fund—Global Risk Allocation—Moderate Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2021.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to seek long-term growth of capital while seeking to limit volatility. In making decisions on the allocation of assets among “growth assets” and “safety assets,” the Adviser uses a risk-weighted allocation methodology based on the expected “tail risk” of each asset class. For purposes of the Portfolio, growth assets include global equities and, at times, high-yield fixed-income securities (commonly known as “junk bonds”), and safety assets include government securities of developed countries. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material or “tail” losses. To execute this strategy, the percentage loss that will constitute a tail loss is calculated for each asset class based on historical market behavior and on a forward-looking basis through options prices. Portfolio assets are then allocated among asset classes so that growth assets contribute the majority of the expected risk of tail loss (“tail risk”) of the Portfolio, and safety assets contribute a lesser amount of tail risk. The Adviser makes frequent adjustments to the Portfolio’s asset-class exposures based on these tail-risk determinations. To help limit tail risk, the Portfolio utilizes a risk-management strategy involving the purchase of put options and sale of call options on equity indices, equity index futures or exchange-traded funds (“ETFs”). The Adviser will on a best-efforts basis seek to limit the volatility of the Portfolio to no more than 10% on an annualized basis. Actual results may vary.

The Adviser also assesses tail risk on a security, sector and country basis, and makes adjustments to the Portfolio’s allocations within each asset class when practicable. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term. The Adviser expects that the Portfolio’s investments in high-yield fixed-income securities will not exceed 10% of the Portfolio’s net assets. The Portfolio’s investments in each asset class will generally be global in nature.

The Adviser expects to utilize a variety of derivatives in its management of the Portfolio, including futures contracts, options, swaps and forwards. Derivatives often provide more efficient and economical exposure to market segments than direct investments, and the Portfolio may utilize derivatives and ETFs to gain exposure to equity and fixed-income asset classes. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Portfolio’s assets may be held in cash or invested in cash equivalents to cover the Portfolio’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money-market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset-class exposure so that the Portfolio’s aggregate exposure will substantially exceed its net assets (i.e., so that the Portfolio is effectively leveraged).

Currency exchange-rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Portfolio investments through currency-related derivatives, or decide not to hedge this exposure. The Portfolio is “non-diversified.”

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net, USD hedged) and a 60%/40% blend of the MSCI World Index (net, USD hedged) and the Bloomberg Global G7 Treasury Index (USD hedged), for the one- and five-year periods ended December 31, 2021, and the period since the Portfolio’s inception on April 28, 2015.

All share classes underperformed the primary and blended benchmarks for the annual period. The Portfolio allocated most of its risk to global equity, with the balance allocated to government bonds. The Portfolio’s systematic equity downside protection strategy detracted from performance for the whole period. The Portfolio’s timing of equity relative to bond exposures added to performance versus the blended benchmark, as an overweight to equity benefitted from strong performance throughout the period. Tactical currency hedging decisions detracted from relative performance.

During the annual period, the Portfolio utilized derivatives for hedging and investment purposes, including futures, forwards and written options, which added to absolute returns, while variance swaps and purchased options detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded double-digit returns and emerging markets lost ground during the annual period ended December 31, 2021. Global markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets.

1

AB Variable Products Series Fund

Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock markets gave back gains, however, after the US Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

Fixed-income government bond market yields were higher as numerous central banks became more hawkish, prompting short-term yields to rise more than longer-term yields and causing all major treasury market returns to fall on inflation concerns. Treasury losses were the greatest in the UK, Australia and the eurozone. Inflation bonds significantly outperformed nominal government bonds. Low interest rates set the stage for the continued outperformance of most risk assets, led by the large positive performance of high-yield corporate bonds—particularly in the US, eurozone and emerging markets. Emerging-market investment-grade corporate bonds rose, while developed-market bonds fell on rising yields and outperformed developed-market treasuries with a smaller loss. Securitized assets fell but outperformed US Treasuries. Emerging-market sovereign and local-currency bonds trailed as the US dollar gained against most developed- and emerging-market currencies. Commodity prices were strong, with Brent crude oil and copper climbing from pandemic-related lows.

The Portfolio’s Senior Investment Management Team seeks to allocate, on average, approximately 85% of its risk to equity and the balance to government bonds over time. Within global equity exposure, the Portfolio has deployed equity index options for downside protection. The Portfolio has invested in global bond duration exposures to seek diversification for growth-related risk.

2

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index and Bloomberg Global G7 Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, hedged to the US dollar. The Bloomberg Global G7 Treasury Index tracks fixed-rate local-currency government debt of investment-grade G7 countries. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value (“NAV”) when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High-Yield Securities Risk: Investments in fixed-income securities with ratings below investment-grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, Contractholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies in which the Portfolio invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

Leverage Risk: Because the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk: The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS PERIODS ENDED DECEMBER 31, 2021 (unaudited)	Net Asset Value Returns
	1 Year	5 Years[1]	Since Inception[1,2]

Global Risk Allocation—Moderate Portfolio Class A	12.16%	7.65%	5.38%

Global Risk Allocation—Moderate Portfolio Class B	11.97%	7.39%	5.13%

Primary Benchmark: MSCI World Index (net, USD hedged)	24.38%	15.23%	11.79%

Blended Benchmark: 60% MSCI World Index (net, USD hedged)/ 40% Bloomberg Global G7 Treasury Index (USD hedged)	13.34%	10.46%	8.36%
1 Average annual returns.
2 Inception date: 4/28/2015.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.01% and 1.26% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs) to 0.75% and 1.00% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2022, and may be extended by the Adviser for additional one-year terms. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

4/28/20151 TO 12/31/2021 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Risk Allocation—Moderate Portfolio Class A shares (from 4/28/20151 to 12/31/2021) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 4/28/2015.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,048.40	$3.41	0.66%	$3.56	0.69%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.88	$3.36	0.66%	$3.52	0.69%

Class B
Actual	$1,000	$1,047.90	$3.77	0.73%	$3.92	0.76%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.53	$3.72	0.73%	$3.87	0.76%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees and expenses from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain affiliated/unaffiliated underlying portfolios acquired fund fees and expenses. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SECURITY TYPE BREAKDOWN[1]

December 31, 2021 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$593,069,072	56.8%
Inflation-Linked Securities	7,170,271	0.6
Options Purchased—Puts	704,793	0.1
Short-Term Investments	443,533,779	42.5

Total Investments	$1,044,477,915	100.0%

COUNTRY BREAKDOWN2

December 31, 2021 (unaudited)

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$421,341,342	40.3%
Japan	46,135,220	4.4
United Kingdom	25,021,277	2.4
France	18,699,090	1.8
Switzerland	17,819,270	1.7
Germany	15,110,806	1.5
Australia	12,935,494	1.2
Netherlands	8,391,496	0.8
Sweden	6,419,297	0.6
Denmark	4,654,804	0.5
Hong Kong	4,083,352	0.4
Spain	3,912,282	0.4
Italy	3,548,817	0.3
Other	12,871,589	1.2
Short-Term Investments	443,533,779	42.5

Total Investments	$1,044,477,915	100.0%

1	All data are as of December 31, 2021. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

2	All data are as of December 31, 2021. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.2% or less in the following: Austria, Belgium, Brazil, Chile, China, Euro Zone, Finland, Ireland, Israel, Jordan, Luxembourg, Macau, New Zealand, Norway, Poland, Portugal, Russia, Singapore, South Africa and Taiwan.

7

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2021	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–55.6%

INFORMATION TECHNOLOGY–13.1%
COMMUNICATIONS EQUIPMENT–0.4%
Arista Networks, Inc.(a)	2,338	$336,087
Cisco Systems, Inc./Delaware	43,971	2,786,442
F5, Inc.(a)	628	153,678
Juniper Networks, Inc.	3,390	121,057
Motorola Solutions, Inc.	1,761	478,464
Nokia Oyj(a)	53,751	340,442
Telefonaktiebolaget LM Ericsson–Class B	29,098	320,166

		4,536,336

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.6%
Amphenol Corp.–Class A	6,234	545,226
Azbil Corp.	1,230	56,099
CDW Corp./DE	1,414	289,559
Corning, Inc.	8,007	298,101
Halma PLC	3,784	164,070
Hamamatsu Photonics KK	1,398	89,290
Hexagon AB	19,640	311,108
Hirose Electric Co., Ltd.	323	54,283
Ibiden Co., Ltd.	1,053	62,533
IPG Photonics Corp.(a)	372	64,036
Keyence Corp.	1,939	1,219,162
Keysight Technologies, Inc.(a)	1,920	396,499
Kyocera Corp.	3,199	200,021
Murata Manufacturing Co., Ltd.	5,726	456,720
Omron Corp.	1,850	184,348
Shimadzu Corp.	2,361	99,724
TDK Corp.	3,875	151,225
TE Connectivity Ltd.	3,401	548,717
Teledyne Technologies, Inc.(a)	486	212,329
Trimble, Inc.(a)	2,616	228,089
Venture Corp., Ltd.	2,760	37,505
Yaskawa Electric Corp.	2,392	117,365
Yokogawa Electric Corp.	2,276	41,080
Zebra Technologies Corp.–Class A(a)	557	331,526

		6,158,615

IT SERVICES–2.1%
Accenture PLC–Class A	6,585	2,729,812
Adyen NV(a)(b)(c)	197	517,125
Afterpay Ltd.(a)	2,168	130,876
Akamai Technologies, Inc.(a)	1,693	198,149
Amadeus IT Group SA–Class A(a)	4,491	303,880

Automatic Data Processing, Inc.	4,393	1,083,226
Bechtle AG	816	58,066
Broadridge Financial Solutions, Inc.	1,215	222,126
Capgemini SE	1,598	391,639
Cognizant Technology Solutions Corp.–Class A	5,476	485,831
Computershare Ltd.	5,416	78,841
DXC Technology Co.(a)	2,629	84,627
Edenred	2,488	114,892
EPAM Systems, Inc.(a)	592	395,722
Fidelity National Information Services, Inc.	6,348	692,884
Fiserv, Inc.(a)	6,194	642,875
FleetCor Technologies, Inc.(a)	846	189,369
Fujitsu Ltd.	1,960	336,780
Gartner, Inc.(a)	857	286,512
Global Payments, Inc.	3,024	408,784
GMO Payment Gateway, Inc.	419	52,177
International Business Machines Corp.	9,349	1,249,587
Itochu Techno-Solutions Corp.	957	30,785
Jack Henry & Associates, Inc.	771	128,749
Mastercard, Inc.–Class A	9,044	3,249,690
NEC Corp.	2,448	113,195
Nexi SpA(a)(b)	4,666	73,939
Nomura Research Institute Ltd.	3,348	143,130
NTT Data Corp.	6,291	134,950
Obic Co., Ltd.	695	130,069
Otsuka Corp.	1,136	54,167
Paychex, Inc.	3,345	456,592
PayPal Holdings, Inc.(a)	12,249	2,309,916
SCSK Corp.	1,557	30,988
TIS, Inc.	2,231	66,341
VeriSign, Inc.(a)	1,007	255,597
Visa, Inc.–Class A	17,483	3,788,741
Wix.com Ltd.(a)	558	88,047
Worldline SA/France(a)(b)	2,376	132,249

		21,840,925

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.1%
Advanced Micro Devices, Inc.(a)	12,589	1,811,557
Advantest Corp.	1,989	188,357
Analog Devices, Inc.	5,602	984,664
Applied Materials, Inc.	9,413	1,481,230
ASM International NV	466	205,700
ASML Holding NV	4,120	3,300,202
Broadcom, Inc.	4,292	2,855,940
Disco Corp.	287	87,722

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Enphase Energy, Inc.(a)	1,406	$257,214
Infineon Technologies AG	13,019	599,375
Intel Corp.	42,400	2,183,600
KLA Corp.	1,581	680,004
Lam Research Corp.	1,468	1,055,712
Lasertec Corp.(c)	751	230,032
Microchip Technology, Inc.	5,784	503,555
Micron Technology, Inc.	11,662	1,086,315
Monolithic Power Systems, Inc.	452	222,985
NVIDIA Corp.	26,064	7,665,683
NXP Semiconductors NV	2,772	631,406
Qorvo, Inc.(a)	1,149	179,692
QUALCOMM, Inc.	11,676	2,135,190
Renesas Electronics Corp.(a)	12,525	155,569
Rohm Co., Ltd.	872	79,325
Skyworks Solutions, Inc.	1,721	266,996
SolarEdge Technologies, Inc.(a)	547	153,472
STMicroelectronics NV	6,808	334,783
SUMCO Corp.(c)	3,316	67,523
Teradyne, Inc.	1,699	277,837
Texas Instruments, Inc.	9,628	1,814,589
Tokyo Electron Ltd.	1,488	856,452
Xilinx, Inc.	2,584	547,886

		32,900,567

SOFTWARE–4.0%
Adobe, Inc.(a)	4,961	2,813,185
ANSYS, Inc.(a)	910	365,019
Autodesk, Inc.(a)	2,292	644,487
AVEVA Group PLC	1,201	55,417
Cadence Design Systems, Inc.(a)	2,889	538,365
Ceridian HCM Holding, Inc.(a)	1,419	148,229
Check Point Software Technologies Ltd.(a)	1,059	123,437
Citrix Systems, Inc.	1,300	122,967
CyberArk Software Ltd.(a)	396	68,619
Dassault Systemes SE	6,627	393,282
Fortinet, Inc.(a)	1,415	508,551
Intuit, Inc.	2,952	1,898,785
Microsoft Corp.	78,275	26,325,448
Nemetschek SE	575	73,522
Nice Ltd.(a)	629	190,748
NortonLifeLock, Inc.	6,065	157,569
Oracle Corp.	16,815	1,466,436
Oracle Corp./Japan	383	29,098
Paycom Software, Inc.(a)	502	208,425
PTC, Inc.(a)	1,101	133,386
Sage Group PLC (The)	10,504	121,541
salesforce.com, Inc.(a)	10,206	2,593,651
SAP SE	10,410	1,465,098
ServiceNow, Inc.(a)	2,075	1,346,903
Sinch AB(a)(b)(c)	5,207	65,704

Synopsys, Inc.(a)	1,590	585,915
Temenos AG	669	92,216
Trend Micro, Inc./Japan	1,332	73,947
Tyler Technologies, Inc.(a)	427	229,705
WiseTech Global Ltd.	1,457	61,793
Xero Ltd.(a)	1,332	136,342

		43,037,790

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.9%
Apple, Inc.	162,493	28,853,882
Brother Industries Ltd.	2,352	45,334
Canon, Inc.(c)	9,972	243,254
FUJIFILM Holdings Corp.	3,591	266,216
Hewlett Packard Enterprise Co.	13,637	215,055
HP, Inc.	12,015	452,605
Logitech International SA	1,725	144,706
NetApp, Inc.	2,331	214,429
Ricoh Co., Ltd.	6,683	62,293
Seagate Technology Holdings PLC	2,135	241,212
Seiko Epson Corp.	2,788	50,213
Western Digital Corp.(a)	3,248	211,802

		31,001,001

		139,475,234

HEALTH CARE–7.3%
BIOTECHNOLOGY–0.8%
AbbVie, Inc.	18,431	2,495,557
Amgen, Inc.	5,872	1,321,024
Argenx SE(a)	457	164,049
Biogen, Inc.(a)	1,531	367,318
CSL Ltd.	4,537	959,577
Genmab A/S(a)	654	261,046
Gilead Sciences, Inc.	13,077	949,521
Grifols SA(c)	2,973	57,208
Incyte Corp.(a)	1,957	143,644
Moderna, Inc.(a)	3,677	933,884
Regeneron Pharmaceuticals, Inc.(a)	1,102	695,935
Vertex Pharmaceuticals, Inc.(a)	2,650	581,940

		8,930,703

HEALTH CARE EQUIPMENT & SUPPLIES–1.5%
Abbott Laboratories	18,435	2,594,542
ABIOMED, Inc.(a)	474	170,247
Alcon, Inc.	4,981	439,351
Align Technology, Inc.(a)	765	502,743
Ambu A/S	1,670	44,078
Asahi Intecc Co., Ltd.	2,161	46,426
Baxter International, Inc.	5,219	447,999
Becton Dickinson and Co.	2,994	752,931
BioMerieux	412	58,586

9

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Boston Scientific Corp.(a)	14,856	$631,083
Carl Zeiss Meditec AG	401	84,120
Cochlear Ltd.(c)	655	102,802
Coloplast A/S–Class B	1,184	208,473
Cooper Cos., Inc. (The)	514	215,335
Demant A/S(a)	1,077	55,149
DENTSPLY SIRONA, Inc.	2,279	127,145
DexCom, Inc.(a)	1,011	542,856
DiaSorin SpA	250	47,561
Edwards Lifesciences Corp.(a)	6,509	843,241
Fisher & Paykel Healthcare Corp., Ltd.	5,748	128,776
Getinge AB–Class B	2,280	99,367
GN Store Nord A/S	1,239	77,742
Hologic, Inc.(a)	2,642	202,272
Hoya Corp.	3,685	546,824
IDEXX Laboratories, Inc.(a)	884	582,079
Inmode Ltd.(a)	494	34,867
Intuitive Surgical, Inc.(a)	3,722	1,337,315
Koninklijke Philips NV	9,145	338,471
Medtronic PLC	14,030	1,451,403
Olympus Corp.	11,010	253,530
ResMed, Inc.	1,519	395,669
Sartorius AG (Preference Shares)	261	176,525
Siemens Healthineers AG(b)	2,811	209,586
Smith & Nephew PLC	8,765	152,970
Sonova Holding AG	545	212,984
STERIS PLC	1,042	253,633
Straumann Holding AG	103	217,803
Stryker Corp.	3,500	935,970
Sysmex Corp.	1,670	225,419
Teleflex, Inc.	488	160,298
Terumo Corp.	6,436	271,860
Zimmer Biomet Holdings, Inc.	2,177	276,566

		16,456,597

HEALTH CARE PROVIDERS & SERVICES–1.2%
AmerisourceBergen Corp.–Class A	1,559	207,175
Amplifon SpA	1,241	66,776
Anthem, Inc.	2,531	1,173,220
Cardinal Health, Inc.	2,937	151,226
Centene Corp.(a)	6,083	501,239
Cigna Corp.	3,455	793,372
CVS Health Corp.	13,762	1,419,688
DaVita, Inc.(a)	679	77,243
Fresenius Medical Care AG & Co. KGaA	2,044	132,509
Fresenius SE & Co. KGaA	4,175	167,807
HCA Healthcare, Inc.	2,497	641,529

Henry Schein, Inc.(a)	1,445	112,031
Humana, Inc.	1,340	621,572
Laboratory Corp. of America Holdings(a)	998	313,582
McKesson Corp.	1,591	395,475
Medipal Holdings Corp.	1,828	34,266
Orpea SA	515	51,648
Quest Diagnostics, Inc.	1,278	221,107
Ramsay Health Care Ltd.	1,825	94,845
Ryman Healthcare Ltd.	4,236	35,520
Sonic Healthcare Ltd.	4,529	153,607
UnitedHealth Group, Inc.	9,819	4,930,513
Universal Health Services, Inc.–Class B	762	98,801

		12,394,751

HEALTH CARE TECHNOLOGY–0.1%
Cerner Corp.	3,067	284,832
M3, Inc.	4,398	221,753

		506,585

LIFE SCIENCES TOOLS & SERVICES–0.9%
Agilent Technologies, Inc.	3,156	503,855
Bachem Holding AG	61	47,766
Bio-Rad Laboratories, Inc.–Class A(a)	226	170,759
Bio-Techne Corp.	410	212,109
Charles River Laboratories International, Inc.(a)	526	198,186
Danaher Corp.	6,630	2,181,336
Eurofins Scientific SE	1,331	164,900
Illumina, Inc.(a)	1,630	620,117
IQVIA Holdings, Inc.(a)	1,991	561,741
Lonza Group AG	742	617,780
Mettler-Toledo International, Inc.(a)	240	407,330
PerkinElmer, Inc.	1,315	264,394
QIAGEN NV(a)	2,277	126,261
Sartorius Stedim Biotech	275	151,032
Thermo Fisher Scientific, Inc.	4,108	2,741,022
Waters Corp.(a)	636	236,974
West Pharmaceutical Services, Inc.	772	362,076

		9,567,638

PHARMACEUTICALS–2.8%
Astellas Pharma, Inc.	18,560	302,074
AstraZeneca PLC	15,443	1,803,269
Bayer AG	9,794	523,042
Bristol-Myers Squibb Co.	23,140	1,442,779
Catalent, Inc.(a)	1,784	228,405
Chugai Pharmaceutical Co., Ltd.(c)	6,695	218,230
Daiichi Sankyo Co., Ltd.	17,469	444,611
Eisai Co., Ltd.	2,365	134,256
Eli Lilly & Co.	8,277	2,286,273

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

GlaxoSmithKline PLC	50,162	$1,092,165
Hikma Pharmaceuticals PLC	1,730	51,954
Ipsen SA	376	34,408
Johnson & Johnson	27,446	4,695,187
Kyowa Kirin Co., Ltd.	2,691	73,372
Merck & Co., Inc.	26,334	2,018,238
Merck KGaA	1,288	331,347
Nippon Shinyaku Co., Ltd.	490	34,121
Novartis AG	21,842	1,919,300
Novo Nordisk A/S–Class B	16,787	1,885,614
Ono Pharmaceutical Co., Ltd.	3,687	91,642
Organon & Co.	2,643	80,479
Orion Oyj–Class B	1,058	43,948
Otsuka Holdings Co., Ltd.	3,892	141,594
Pfizer, Inc.	58,517	3,455,429
Recordati Industria Chimica e Farmaceutica SpA	1,042	66,911
Roche Holding AG	7,323	3,048,465
Sanofi	11,335	1,137,399
Santen Pharmaceutical Co., Ltd.	3,592	43,854
Shionogi & Co., Ltd.	2,640	185,714
Sumitomo Dainippon Pharma Co., Ltd.(c)	1,785	20,594
Taisho Pharmaceutical Holdings Co., Ltd.	381	17,587
Takeda Pharmaceutical Co., Ltd.	15,773	430,734
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	10,990	88,030
UCB SA	1,260	143,799
Viatris, Inc.	12,608	170,586
Vifor Pharma AG	486	86,337
Zoetis, Inc.	4,932	1,203,556

		29,975,303

		77,831,577

FINANCIALS–7.0%
BANKS–2.9%
ABN AMRO Bank NV (GDR)(b)(c)	4,217	61,989
Australia & New Zealand Banking Group Ltd.	28,381	568,509
Banco Bilbao Vizcaya Argentaria SA	66,474	394,256
Banco Santander SA	172,874	574,128
Bank Hapoalim BM	11,324	116,546
Bank Leumi Le-Israel BM	14,484	155,356
Bank of America Corp.	75,084	3,340,487
Barclays PLC	168,752	429,855
BNP Paribas SA	11,213	775,278
BOC Hong Kong Holdings Ltd.	36,891	120,984
CaixaBank SA	44,197	120,730
Chiba Bank Ltd. (The)	5,284	30,227

Citigroup, Inc.	20,687	1,249,288
Citizens Financial Group, Inc.	4,443	209,932
Comerica, Inc.	1,367	118,929
Commerzbank AG(a)	9,988	75,565
Commonwealth Bank of Australia	17,686	1,300,121
Concordia Financial Group Ltd.	10,853	39,413
Credit Agricole SA	12,330	175,793
Danske Bank A/S	6,876	118,707
DBS Group Holdings Ltd.	18,057	437,322
DNB Bank ASA	9,273	212,108
Erste Group Bank AG	3,427	160,659
Fifth Third Bancorp	7,128	310,424
FinecoBank Banca Fineco SpA	6,080	106,476
First Republic Bank/CA	1,868	385,761
Hang Seng Bank Ltd.	7,623	139,589
HSBC Holdings PLC	203,635	1,229,804
Huntington Bancshares, Inc./OH	15,080	232,534
ING Groep NV	38,920	541,105
Intesa Sanpaolo SpA	164,652	425,283
Israel Discount Bank Ltd.–Class A	11,531	77,422
Japan Post Bank Co., Ltd.	4,037	37,006
JPMorgan Chase & Co.	30,810	4,878,763
KBC Group NV	2,492	214,116
KeyCorp	9,706	224,500
Lloyds Banking Group PLC	707,607	459,514
M&T Bank Corp.	1,341	205,951
Mediobanca Banca di Credito Finanziario SpA	6,191	71,076
Mitsubishi UFJ Financial Group, Inc.	121,862	663,206
Mizrahi Tefahot Bank Ltd.	1,401	53,953
Mizuho Financial Group, Inc.	24,048	305,440
National Australia Bank Ltd.	32,829	689,314
Natwest Group PLC	57,422	175,844
Nordea Bank Abp	32,300	394,013
Oversea-Chinese Banking Corp., Ltd.	33,756	285,702
People’s United Financial, Inc.	4,462	79,513
PNC Financial Services Group, Inc. (The)	4,406	883,491
Raiffeisen Bank International AG	1,475	43,322
Regions Financial Corp.	9,938	216,648
Resona Holdings, Inc.	20,541	79,826
Shizuoka Bank Ltd. (The)	4,449	31,762
Signature Bank/New York NY	632	204,433
Skandinaviska Enskilda Banken AB–Class A	16,225	225,261

11

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Societe Generale SA	8,082	$277,768
Standard Chartered PLC	26,239	159,554
Sumitomo Mitsui Financial Group, Inc.	13,016	444,461
Sumitomo Mitsui Trust Holdings, Inc.	3,367	112,587
SVB Financial Group(a)	612	415,083
Svenska Handelsbanken AB–Class A	14,541	157,158
Swedbank AB–Class A	9,028	181,425
Truist Financial Corp.	13,916	814,782
UniCredit SpA	21,248	326,610
United Overseas Bank Ltd.	11,765	234,967
US Bancorp	14,067	790,143
Wells Fargo & Co.	41,569	1,994,481
Westpac Banking Corp.	36,518	566,522
Zions Bancorp NA	1,631	103,014

		31,235,789

CAPITAL MARKETS–1.7%
3i Group PLC	9,702	190,191
Ameriprise Financial, Inc.	1,166	351,736
Amundi SA(b)	607	50,068
ASX Ltd.(c)	1,930	130,437
Bank of New York Mellon Corp. (The)	7,920	459,994
BlackRock, Inc.–Class A	1,489	1,363,269
Cboe Global Markets, Inc.	1,111	144,874
Charles Schwab Corp. (The)	15,673	1,318,099
CME Group, Inc.–Class A	3,747	856,040
Credit Suisse Group AG	26,426	256,216
Daiwa Securities Group, Inc.	14,400	81,259
Deutsche Bank AG(a)	20,604	256,623
Deutsche Boerse AG	1,894	316,250
EQT AB	2,949	159,865
Euronext NV(b)	854	88,785
FactSet Research Systems, Inc.	393	191,002
Franklin Resources, Inc.	2,929	98,092
Futu Holdings Ltd. (ADR)(a)	507	21,953
Goldman Sachs Group, Inc. (The)	3,539	1,353,844
Hargreaves Lansdown PLC	3,546	65,162
Hong Kong Exchanges & Clearing Ltd.	12,007	702,217
Intercontinental Exchange, Inc.	5,873	803,250
Invesco Ltd.	3,558	81,905
Japan Exchange Group, Inc.	5,079	111,278
Julius Baer Group Ltd.	2,205	147,453
London Stock Exchange Group PLC	3,279	308,456
Macquarie Group Ltd.	3,493	522,152
Magellan Financial Group Ltd.(c)	1,374	21,232

MarketAxess Holdings, Inc.	396	162,863
Moody’s Corp.	1,686	658,518
Morgan Stanley	14,966	1,469,063
MSCI, Inc.–Class A	860	526,913
Nasdaq, Inc.	1,220	256,212
Nomura Holdings, Inc.	30,624	133,387
Northern Trust Corp.	2,164	258,836
Partners Group Holding AG	226	373,083
Raymond James Financial, Inc.	1,930	193,772
S&P Global, Inc.	2,513	1,185,960
SBI Holdings, Inc./Japan	2,439	66,525
Schroders PLC	1,239	59,803
Singapore Exchange Ltd.	8,012	55,307
St. James’s Place PLC	5,381	122,968
Standard Life Aberdeen PLC	21,740	70,829
State Street Corp.	3,811	354,423
T. Rowe Price Group, Inc.	2,343	460,728
UBS Group AG	35,065	629,392

		17,490,284

CONSUMER FINANCE–0.2%
American Express Co.	6,540	1,069,944
Capital One Financial Corp.	4,437	643,764
Discover Financial Services	3,055	353,036
Synchrony Financial	5,705	264,655

		2,331,399

DIVERSIFIED FINANCIAL SERVICES–0.7%
Berkshire Hathaway, Inc.–Class B(a)	19,093	5,708,807
EXOR NV	1,081	96,769
Groupe Bruxelles Lambert SA	1,126	125,759
IHS Markit Ltd.	4,158	552,681
Industrivarden AB	1,331	42,292
Industrivarden AB–Class C(c)	1,592	49,879
Investor AB	23,134	586,545
Kinnevik AB(a)	2,414	85,826
L E Lundbergforetagen AB–Class B(c)	757	42,411
M&G PLC	25,919	70,119
Mitsubishi HC Capital, Inc.	6,580	32,555
ORIX Corp.	12,176	248,490
Sofina SA	153	75,155
Tokyo Century Corp.(c)	367	17,816
Wendel SE	267	31,993

		7,767,097

INSURANCE–1.5%
Admiral Group PLC	1,924	82,356

12

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Aegon NV	17,817	$88,578
Aflac, Inc.	6,345	370,485
Ageas SA/NV	1,714	88,763
AIA Group Ltd.	120,595	1,217,146
Allianz SE	4,110	969,379
Allstate Corp. (The)	2,988	351,538
American International Group, Inc.	8,656	492,180
Aon PLC	2,297	690,386
Arthur J Gallagher & Co.	2,160	366,487
Assicurazioni Generali SpA	11,033	233,179
Assurant, Inc.	594	92,581
Aviva PLC	38,994	217,359
AXA SA	19,295	574,282
Baloise Holding AG	462	75,404
Brown & Brown, Inc.	2,443	171,694
Chubb Ltd.	4,490	867,962
Cincinnati Financial Corp.	1,562	177,959
CNP Assurances	1,711	42,322
Dai-ichi Life Holdings, Inc.	10,021	202,123
Everest Re Group Ltd.	410	112,307
Gjensidige Forsikring ASA	1,993	48,352
Globe Life, Inc.	968	90,721
Hannover Rueck SE	601	113,948
Hartford Financial Services Group, Inc. (The)	3,548	244,954
Insurance Australia Group Ltd.(c)	24,575	76,158
Japan Post Holdings Co., Ltd.(a)	24,415	190,200
Japan Post Insurance Co., Ltd.	1,992	31,999
Legal & General Group PLC	59,515	240,339
Lincoln National Corp.	1,770	120,820
Loews Corp.	2,089	120,661
Marsh & McLennan Cos., Inc.	5,263	914,815
Medibank Pvt Ltd.	27,455	66,869
MetLife, Inc.	7,454	465,801
MS&AD Insurance Group Holdings, Inc.	4,438	136,656
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,396	412,111
NN Group NV	2,693	145,638
Phoenix Group Holdings PLC	6,476	57,326
Poste Italiane SpA(b)	5,208	68,226
Principal Financial Group, Inc.	2,570	185,888
Progressive Corp. (The)	6,099	626,062
Prudential Financial, Inc.	3,940	426,466
Prudential PLC	26,075	450,911
QBE Insurance Group Ltd.	14,706	121,438
Sampo Oyj–Class A	4,972	248,839

Sompo Holdings, Inc.	3,163	133,395
Suncorp Group Ltd.	12,790	102,973
Swiss Life Holding AG	314	191,847
Swiss Re AG	3,006	296,733
T&D Holdings, Inc.	5,363	68,516
Tokio Marine Holdings, Inc.	6,258	348,381
Travelers Cos., Inc. (The)	2,564	401,087
Tryg A/S	3,589	88,568
Willis Towers Watson PLC	1,299	308,500
WR Berkley Corp.	1,454	119,795
Zurich Insurance Group AG	1,499	656,680

		15,806,143

		74,630,712

CONSUMER DISCRETIONARY–7.0%
AUTO COMPONENTS–0.2%
Aisin Corp.	1,468	56,323
Aptiv PLC(a)	2,820	465,159
BorgWarner, Inc.	2,499	112,630
Bridgestone Corp.	5,692	244,373
Cie Generale des Etablissements Michelin SCA–Class B	1,689	276,631
Continental AG(a)	1,096	115,152
Denso Corp.	4,320	358,002
Faurecia SE	1,169	55,616
Koito Manufacturing Co., Ltd.	1,041	55,136
Stanley Electric Co., Ltd.	1,296	32,539
Sumitomo Electric Industries Ltd.	7,519	98,130
Valeo	2,289	69,028

		1,938,719

AUTOMOBILES–1.5%
Bayerische Motoren Werke AG	3,300	330,139
Bayerische Motoren Werke AG (Preference Shares)	575	47,683
Daimler AG	8,532	651,880
Ferrari NV	1,256	323,302
Ford Motor Co.	40,924	849,991
General Motors Co.(a)	15,136	887,424
Honda Motor Co., Ltd.	16,252	462,381
Isuzu Motors Ltd.	5,812	72,339
Mazda Motor Corp.(a)	5,668	43,490
Nissan Motor Co., Ltd.(a)	23,142	111,464
Porsche Automobil Holding SE (Preference Shares)	1,526	144,074
Renault SA(a)	1,916	66,467
Stellantis NV	20,292	383,084
Subaru Corp.	6,134	109,601
Suzuki Motor Corp.	3,672	141,603
Tesla, Inc.(a)	8,481	8,962,551

13

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Toyota Motor Corp.	105,721	$1,953,997
Volkswagen AG	323	94,424
Volkswagen AG (Preference Shares)	1,850	371,634
Yamaha Motor Co., Ltd.(c)	2,967	71,265

		16,078,793

DISTRIBUTORS–0.1%
Genuine Parts Co.	1,484	208,057
LKQ Corp.	2,795	167,784
Pool Corp.	418	236,588

		612,429

DIVERSIFIED CONSUMER SERVICES–0.0%
IDP Education Ltd.(c)	2,081	52,425

HOTELS, RESTAURANTS & LEISURE–1.0%
Accor SA(a)	1,696	54,973
Aristocrat Leisure Ltd.	6,042	191,668
Booking Holdings, Inc.(a)	429	1,029,270
Caesars Entertainment, Inc.(a)	2,228	208,385
Carnival Corp.(a)	8,386	168,726
Chipotle Mexican Grill, Inc.–Class A(a)	294	513,986
Compass Group PLC(a)	17,785	400,406
Crown Resorts Ltd.(a)(c)	3,712	32,313
Darden Restaurants, Inc.	1,353	203,816
Domino’s Pizza Enterprises Ltd.(c)	603	51,756
Domino’s Pizza, Inc.	379	213,881
Entain PLC(a)	5,837	133,414
Evolution AB(b)	1,715	242,400
Expedia Group, Inc.(a)	1,522	275,056
Flutter Entertainment PLC(a)	1,660	262,801
Galaxy Entertainment Group Ltd.(a)	21,694	112,540
Genting Singapore Ltd.	60,284	34,676
Hilton Worldwide Holdings, Inc.(a)	2,905	453,151
InterContinental Hotels Group PLC(a)	1,826	118,049
La Francaise des Jeux SAEM(b)	952	42,190
Las Vegas Sands Corp.(a)	3,584	134,902
Marriott International, Inc./MD–Class A(a)	2,852	471,264
McDonald’s Corp.	7,790	2,088,265
McDonald’s Holdings Co. Japan Ltd.(c)	795	35,184
Melco Resorts & Entertainment Ltd. (ADR)(a)	2,150	21,887
MGM Resorts International	4,058	182,123
Norwegian Cruise Line Holdings Ltd.(a)	3,857	79,994

Oriental Land Co., Ltd./Japan	1,994	336,242
Penn National Gaming, Inc.(a)	1,731	89,752
Royal Caribbean Cruises Ltd.(a)	2,337	179,715
Sands China Ltd.(a)	24,205	56,175
Sodexo SA	882	77,323
Starbucks Corp.	12,302	1,438,965
Tabcorp Holdings Ltd.(c)	22,147	80,910
Whitbread PLC(a)	2,013	81,884
Wynn Resorts Ltd.(a)	1,097	93,289
Yum! Brands, Inc.	3,056	424,356

		10,615,687

HOUSEHOLD DURABLES–0.4%
Barratt Developments PLC	10,161	103,180
Berkeley Group Holdings PLC	1,120	72,526
DR Horton, Inc.	3,398	368,513
Electrolux AB	2,248	54,446
Garmin Ltd.	1,584	215,693
Iida Group Holdings Co., Ltd.	1,467	34,119
Lennar Corp.–Class A	2,834	329,197
Mohawk Industries, Inc.(a)	571	104,025
Newell Brands, Inc.	3,947	86,202
NVR, Inc.(a)	35	206,810
Open House Co., Ltd.	817	42,694
Panasonic Corp.	22,017	242,028
Persimmon PLC	3,181	123,292
PulteGroup, Inc.	2,639	150,845
Rinnai Corp.	360	32,489
SEB SA	275	42,853
Sekisui Chemical Co., Ltd.	3,760	62,883
Sekisui House Ltd.	6,143	132,171
Sharp Corp./Japan	2,135	24,520
Sony Group Corp.	12,571	1,587,443
Taylor Wimpey PLC	36,353	86,670
Whirlpool Corp.	633	148,540

		4,251,139

INTERNET & DIRECT MARKETING RETAIL–1.6%
Amazon.com, Inc.(a)	4,548	15,164,578
Delivery Hero SE(a)(b)	1,615	178,765
eBay, Inc.	6,526	433,979
Etsy, Inc.(a)	1,321	289,220
Fiverr International Ltd.(a)	291	33,087
Just Eat Takeaway.com NV(a)(b)(c)	1,797	97,633
Mercari, Inc.(a)	1,027	52,251
Prosus NV(a)(c)	9,302	770,438
Rakuten Group, Inc.	8,655	86,838
Zalando SE(a)(b)	2,216	178,513
ZOZO, Inc.	1,242	38,726

		17,324,028

14

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

LEISURE PRODUCTS–0.1%
Bandai Namco Holdings, Inc.	1,991	$155,673
Hasbro, Inc.	1,351	137,505
Shimano, Inc.(c)	739	196,810
Yamaha Corp.	1,336	65,912

		555,900

MULTILINE RETAIL–0.3%
Cie Financiere Richemont SA	5,203	777,509
Dollar General Corp.	2,432	573,538
Dollar Tree, Inc.(a)	2,344	329,379
Next PLC	1,325	146,549
Pan Pacific International Holdings Corp.	4,109	56,638
Ryohin Keikaku Co., Ltd.	2,519	38,410
Target Corp.	5,088	1,177,567
Wesfarmers Ltd.	11,303	487,684

		3,587,274

SPECIALTY RETAIL–1.1%
Advance Auto Parts, Inc.	656	157,361
AutoZone, Inc.(a)	219	459,109
Bath & Body Works, Inc.	2,756	192,341
Best Buy Co., Inc.	2,307	234,391
CarMax, Inc.(a)	1,690	220,089
Chow Tai Fook Jewellery Group Ltd.(a)	19,938	35,926
Fast Retailing Co., Ltd.	581	330,266
Gap, Inc. (The)	2,235	39,448
H & M Hennes & Mauritz AB–Class B	7,280	142,849
Hikari Tsushin, Inc.	208	32,033
Home Depot, Inc. (The)	11,003	4,566,355
Industria de Diseno Textil SA	10,874	350,687
JD Sports Fashion PLC	25,150	74,155
Kingfisher PLC	21,050	96,825
Lowe’s Cos., Inc.	7,219	1,865,967
Nitori Holdings Co., Ltd.	798	119,358
O’Reilly Automotive, Inc.(a)	703	496,480
Ross Stores, Inc.	3,704	423,293
TJX Cos., Inc. (The)	12,537	951,809
Tractor Supply Co.	1,186	282,980
Ulta Beauty, Inc.(a)	567	233,797
USS Co., Ltd.	2,186	34,153

		11,339,672

TEXTILES, APPAREL & LUXURY GOODS–0.7%
adidas AG	1,898	546,520
Burberry Group PLC	4,036	99,618
EssilorLuxottica SA	2,862	609,253
Hermes International	316	552,170
Kering SA	747	599,357
LVMH Moet Hennessy Louis Vuitton SE	2,767	2,286,742

Moncler SpA	2,046	147,861
NIKE, Inc.–Class B	13,321	2,220,211
Pandora A/S	996	123,893
Puma SE	1,052	128,475
PVH Corp.	740	78,921
Ralph Lauren Corp.	508	60,381
Swatch Group AG (The)	288	87,706
Swatch Group AG (The) (REG)	524	30,636
Tapestry, Inc.	2,868	116,441
Under Armour, Inc.–Class A(a)	1,966	41,659
Under Armour, Inc.–Class C(a)	2,242	40,446
VF Corp.	3,398	248,802

		8,019,092

		74,375,158

INDUSTRIALS–5.6%
AEROSPACE & DEFENSE–0.7%
Airbus SE(a)	5,877	751,926
BAE Systems PLC	32,061	239,085
Boeing Co. (The)(a)	5,759	1,159,402
Dassault Aviation SA	249	26,931
Elbit Systems Ltd.	264	45,633
General Dynamics Corp.	2,416	503,663
Howmet Aerospace, Inc.	4,008	127,575
Huntington Ingalls Industries, Inc.	417	77,870
L3Harris Technologies, Inc.	2,045	436,076
Lockheed Martin Corp.	2,559	909,494
MTU Aero Engines AG	532	108,019
Northrop Grumman Corp.	1,554	601,507
Raytheon Technologies Corp.	15,604	1,342,880
Rolls-Royce Holdings PLC(a)	83,419	139,238
Safran SA	3,407	417,096
Singapore Technologies Engineering Ltd.	15,564	43,435
Textron, Inc.	2,298	177,406
Thales SA	1,063	90,426
TransDigm Group, Inc.(a)	546	347,409

		7,545,071

AIR FREIGHT & LOGISTICS–0.4%
CH Robinson Worldwide, Inc.	1,355	145,839
Deutsche Post AG	9,882	635,618
DSV A/S	2,033	473,746
Expeditors International of Washington, Inc.	1,766	237,156
FedEx Corp.	2,548	659,015
InPost SA(a)	1,993	24,047
Kuehne & Nagel International AG	541	174,233

15

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SG Holdings Co., Ltd.	3,192	$74,847
United Parcel Service, Inc.–Class B	7,601	1,629,198
Yamato Holdings Co., Ltd.	2,905	68,243

		4,121,942

AIRLINES–0.1%
Alaska Air Group, Inc.(a)	1,306	68,043
American Airlines Group, Inc.(a)	6,750	121,230
ANA Holdings, Inc.(a)	1,593	33,301
Delta Air Lines, Inc.(a)	6,672	260,742
Deutsche Lufthansa AG(a)	5,959	41,724
Japan Airlines Co., Ltd.(a)	1,438	27,298
Qantas Airways Ltd.(a)	9,213	33,608
Singapore Airlines Ltd.(a)(c)	13,357	49,524
Southwest Airlines Co.(a)	6,171	264,366
United Airlines Holdings, Inc.(a)	3,375	147,757

		1,047,593

BUILDING PRODUCTS–0.4%
AO Smith Corp.	1,388	119,160
AGC, Inc.(c)	1,927	92,059
Allegion PLC	935	123,831
Assa Abloy AB–Class B	9,992	304,566
Carrier Global Corp.	9,034	490,004
Cie de Saint-Gobain	5,043	354,758
Daikin Industries Ltd.	2,483	562,447
Fortune Brands Home & Security, Inc.	1,415	151,264
Geberit AG	357	291,003
Johnson Controls International PLC	7,388	600,718
Kingspan Group PLC	1,535	183,102
Lixil Corp.	2,655	70,827
Masco Corp.	2,544	178,640
Nibe Industrier AB	14,219	214,848
Otis Worldwide Corp.	4,428	385,546
ROCKWOOL International A/S	83	36,244
TOTO Ltd.	1,411	65,100
Xinyi Glass Holdings Ltd.	18,135	45,425

		4,269,542

COMMERCIAL SERVICES & SUPPLIES–0.2%
Brambles Ltd.	14,373	111,194
Cintas Corp.	916	405,944
Copart, Inc.(a)	2,224	337,203
Dai Nippon Printing Co., Ltd.	2,213	55,694
Rentokil Initial PLC	18,536	146,726
Republic Services, Inc.–Class A	2,181	304,140
Rollins, Inc.	2,359	80,701

Secom Co., Ltd.	2,093	145,435
Securitas AB–Class B	3,121	42,934
Sohgo Security Services Co., Ltd.	712	28,292
TOPPAN, Inc.	2,614	49,054
Waste Management, Inc.	4,012	669,603

		2,376,920

CONSTRUCTION & ENGINEERING–0.2%
ACS Actividades de Construccion y Servicios SA(c)	2,445	65,186
Bouygues SA	2,279	81,579
Eiffage SA	830	85,576
Epiroc AB–Class A	6,569	166,103
Epiroc AB–Class B	3,887	82,199
Ferrovial SA(c)	4,894	153,053
Kajima Corp.	4,479	51,475
Obayashi Corp.	6,473	50,097
Quanta Services, Inc.	1,485	170,270
Shimizu Corp.	5,502	34,114
Skanska AB–Class B	3,391	87,627
Taisei Corp.	1,902	57,840
Vinci SA	5,362	566,307

		1,651,426

ELECTRICAL EQUIPMENT–0.5%
ABB Ltd.	16,374	624,059
AMETEK, Inc.	2,411	354,513
Eaton Corp. PLC	4,155	718,067
Emerson Electric Co.	6,232	579,389
Fuji Electric Co., Ltd.	1,265	69,104
Generac Holdings, Inc.(a)	658	231,563
Legrand SA	2,666	312,245
Mitsubishi Electric Corp.	18,195	230,950
Nidec Corp.	4,458	527,356
Prysmian SpA	2,539	95,507
Rockwell Automation, Inc.	1,209	421,760
Schneider Electric SE	5,389	1,059,453
Siemens Energy AG(a)	3,984	101,649
Siemens Gamesa Renewable Energy SA(a)(c)	2,376	56,425
Vestas Wind Systems A/S	10,067	306,592

		5,688,632

INDUSTRIAL CONGLOMERATES–0.7%
3M Co.	6,007	1,067,023
CK Hutchison Holdings Ltd.	26,826	172,717
DCC PLC	983	80,472
General Electric Co.	11,448	1,081,493
Hitachi Ltd.	9,652	522,881
Honeywell International, Inc.	7,177	1,496,476
Investment AB Latour–Class B(c)	1,475	59,927

16

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Jardine Matheson Holdings Ltd.	2,158	$118,663
Keppel Corp., Ltd.	14,519	55,216
Lifco AB	2,323	69,385
Melrose Industries PLC	43,590	94,799
Roper Technologies, Inc.	1,100	541,046
Siemens AG	7,626	1,320,844
Smiths Group PLC	3,951	84,572
Toshiba Corp.	4,084	168,050

		6,933,564

MACHINERY–1.1%
Alfa Laval AB	3,136	125,972
Alstom SA	3,163	112,320
Atlas Copco AB–Class A	6,694	462,561
Atlas Copco AB–Class B	3,890	228,500
Caterpillar, Inc.	5,639	1,165,807
CNH Industrial NV	10,201	197,228
Cummins, Inc.	1,491	325,247
Daifuku Co., Ltd.	1,009	82,511
Daimler Truck Holding AG(a)	4,266	156,827
Deere & Co.	2,942	1,008,782
Dover Corp.	1,501	272,582
FANUC Corp.	1,912	406,418
Fortive Corp.	3,738	285,172
GEA Group AG	1,529	83,513
Hino Motors Ltd.	2,864	23,616
Hitachi Construction Machinery Co., Ltd.	1,072	30,975
Hoshizaki Corp.	541	40,704
Husqvarna AB–Class B	4,171	66,690
IDEX Corp.	792	187,165
Illinois Tool Works, Inc.	2,978	734,970
Ingersoll Rand, Inc.	4,249	262,886
KION Group AG	719	78,533
Knorr-Bremse AG	723	71,407
Komatsu Ltd.	8,729	204,136
Kone Oyj–Class B	3,388	243,118
Kornit Digital Ltd.(a)	461	70,187
Kubota Corp.	10,241	227,719
Kurita Water Industries Ltd.	984	46,650
Makita Corp.	2,233	94,790
MINEBEA MITSUMI, Inc.	3,619	102,829
MISUMI Group, Inc.	2,834	116,426
Mitsubishi Heavy Industries Ltd.	3,195	73,870
Miura Co., Ltd.	874	30,088
NGK Insulators Ltd.	2,569	43,480
PACCAR, Inc.	3,619	319,413
Parker-Hannifin Corp.	1,346	428,190
Pentair PLC	1,725	125,977
Rational AG	51	52,161
Sandvik AB	11,254	313,689
Schindler Holding AG	405	108,714
Schindler Holding AG (REG)	200	53,448

SKF AB–Class B	3,810	90,105
SMC Corp.	570	385,239
Snap-on, Inc.	560	120,613
Spirax-Sarco Engineering PLC	735	159,958
Stanley Black & Decker, Inc.	1,699	320,465
Techtronic Industries Co., Ltd.	13,712	273,347
Toyota Industries Corp.	1,461	116,870
Trane Technologies PLC	2,476	500,226
VAT Group AG(b)	269	133,296
Volvo AB	1,996	46,821
Volvo AB–Class B	14,252	329,599
Wartsila Oyj Abp	4,719	66,188
Westinghouse Air Brake Technologies Corp.	1,947	179,338
Xylem, Inc./NY	1,879	225,330

		12,012,666

MARINE–0.0%
AP Moller–Maersk A/S–Class A	31	102,844
AP Moller–Maersk A/S–Class B	58	207,020
Nippon Yusen KK	1,610	122,767
SITC International Holdings Co., Ltd.	13,369	48,352

		480,983

PROFESSIONAL SERVICES–0.4%
Adecco Group AG	1,544	78,678
Benefit One, Inc.	797	34,243
Bureau Veritas SA	2,931	97,306
Equifax, Inc.	1,272	372,429
Experian PLC	9,191	452,711
Intertek Group PLC	1,608	122,670
Jacobs Engineering Group, Inc.	1,358	189,074
Leidos Holdings, Inc.	1,463	130,061
Nielsen Holdings PLC	3,740	76,707
Nihon M&A Center Holdings, Inc.	3,019	74,053
Persol Holdings Co., Ltd.	1,769	51,431
Randstad NV	1,192	81,315
Recruit Holdings Co., Ltd.	13,526	823,134
RELX PLC (London)	19,278	629,367
Robert Half International, Inc.	1,160	129,363
SGS SA	60	200,022
Teleperformance	585	261,539
Verisk Analytics, Inc.–Class A	1,680	384,266
Wolters Kluwer NV	2,666	313,791

		4,502,160

ROAD & RAIL–0.5%
Aurizon Holdings Ltd.	18,350	46,621

17

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Central Japan Railway Co.	1,437	$191,224
CSX Corp.	23,123	869,425
East Japan Railway Co.	3,014	185,287
Hankyu Hanshin Holdings, Inc.	2,281	64,823
JB Hunt Transport Services, Inc.	875	178,850
Keio Corp.	1,025	45,225
Keisei Electric Railway Co., Ltd.	1,289	34,871
Kintetsu Group Holdings Co., Ltd.(a)	1,710	47,802
MTR Corp., Ltd.	15,431	82,835
Nippon Express Co., Ltd.(a)(d)(e)	765	45,036
Norfolk Southern Corp.	2,537	755,290
Odakyu Electric Railway Co., Ltd.(c)	2,938	54,622
Old Dominion Freight Line, Inc.	971	347,987
Tobu Railway Co., Ltd.	1,882	42,947
Tokyu Corp.	4,983	66,242
Union Pacific Corp.	6,702	1,688,435
West Japan Railway Co.	2,152	90,003

		4,837,525

TRADING COMPANIES & DISTRIBUTORS–0.3%
Ashtead Group PLC	4,460	359,541
Brenntag SE	1,540	139,068
Bunzl PLC	3,362	131,337
Fastenal Co.	5,996	384,104
Ferguson PLC	2,216	393,621
ITOCHU Corp.	11,850	362,537
Marubeni Corp.	15,598	151,971
Mitsubishi Corp.	12,589	399,740
Mitsui & Co., Ltd.	15,554	368,596
MonotaRO Co., Ltd.	2,498	44,929
Reece Ltd.	2,898	56,993
Sumitomo Corp.	11,228	166,168
Toyota Tsusho Corp.	2,117	97,587
United Rentals, Inc.(a)	755	250,879
WW Grainger, Inc.	451	233,726

		3,540,797

TRANSPORTATION INFRASTRUCTURE–0.1%
Aena SME SA(a)(b)(c)	747	117,641
Aeroports de Paris(a)	295	38,056
Atlantia SpA(a)	4,939	97,998
Auckland International Airport Ltd.(a)	12,479	65,687
Getlink SE	4,386	72,642
Sydney Airport(a)	13,183	83,231
Transurban Group	30,403	305,377

		780,632

		59,789,453

COMMUNICATION SERVICES–4.7%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.0%
AT&T, Inc.	74,448	1,831,421
BT Group PLC(c)	88,991	204,724
Cellnex Telecom SA(b)	5,079	294,214
Charter Communications, Inc.–Class A(a)	1,290	841,041
Comcast Corp.–Class A	47,535	2,392,437
Deutsche Telekom AG	33,227	613,951
Elisa Oyj	1,417	87,253
Eurazeo SE	385	33,589
HKT Trust & HKT Ltd.–Class SS	37,762	50,740
Infrastrutture Wireless Italiane SpA(b)(c)	3,350	40,622
Koninklijke KPN NV	33,519	104,181
Lumen Technologies, Inc.	9,607	120,568
Nippon Telegraph & Telephone Corp.	12,833	350,960
Orange SA	19,889	212,458
Proximus SADP	1,516	29,607
Singapore Telecommunications Ltd.	82,319	141,711
Spark New Zealand Ltd.	18,613	57,560
Swisscom AG	258	145,544
Telecom Italia SpA/Milano	99,335	48,870
Telefonica Deutschland Holding AG	10,378	28,786
Telefonica SA(c)	50,543	219,165
Telenor ASA	6,975	109,640
Telia Co. AB(c)	26,501	103,644
Telstra Corp., Ltd.	41,498	126,121
United Internet AG	967	38,338
Verizon Communications, Inc.	43,163	2,242,750
Washington H Soul Pattinson & Co., Ltd.(c)	2,158	46,511

		10,516,406

ENTERTAINMENT–0.8%
Activision Blizzard, Inc.	8,120	540,224
Bollore SA	8,815	49,307
Capcom Co., Ltd.	1,755	41,333
Electronic Arts, Inc.	2,948	388,841
Embracer Group AB(a)(c)	4,726	50,138
Koei Tecmo Holdings Co., Ltd.(c)	586	23,009
Konami Holdings Corp.	929	44,592
Live Nation Entertainment, Inc.(a)	1,408	168,523
Netflix, Inc.(a)	4,618	2,782,068
Nexon Co., Ltd.	4,918	95,096
Nintendo Co., Ltd.	1,115	521,661
Sea Ltd. (ADR)(a)	1,373	307,154

18

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Square Enix Holdings Co., Ltd.	855	$43,861
Take-Two Interactive Software, Inc.(a)	1,202	213,619
Toho Co., Ltd./Tokyo	1,115	47,713
Ubisoft Entertainment SA(a)	923	45,024
Universal Music Group NV	7,230	203,973
Walt Disney Co. (The)(a)	18,944	2,934,236

		8,500,372

INTERACTIVE MEDIA & SERVICES–2.5%
Adevinta ASA–Class B(a)	2,560	34,007
Alphabet, Inc.–Class A(a)	3,137	9,088,014
Alphabet, Inc.–Class C(a)	2,916	8,437,708
Auto Trader Group PLC(b)	9,558	95,722
Kakaku.com, Inc.	1,339	35,796
Match Group, Inc.(a)	2,951	390,270
Meta Platforms, Inc.–Class A(a)	24,670	8,297,755
REA Group Ltd.	526	64,141
Scout24 SE(b)	872	60,889
SEEK Ltd.	3,348	79,815
Twitter, Inc.(a)	8,336	360,282
Z Holdings Corp.	26,714	154,140

		27,098,539

MEDIA–0.2%
CyberAgent, Inc.	4,033	67,229
Dentsu Group, Inc.	2,156	76,739
Discovery, Inc.–Class A(a)(c)	1,764	41,525
Discovery, Inc.–Class C(a)	3,166	72,501
DISH Network Corp.–Class A(a)	2,603	84,441
Fox Corp.–Class A	3,339	123,209
Fox Corp.–Class B	1,533	52,536
Hakuhodo DY Holdings, Inc.(c)	2,330	38,771
Informa PLC(a)	14,985	104,919
Interpublic Group of Cos., Inc. (The)	4,105	153,732
News Corp.–Class A	4,097	91,404
News Corp.–Class B	1,269	28,553
Omnicom Group, Inc.	2,216	162,366
Pearson PLC	7,542	62,567
Publicis Groupe SA	2,272	153,074
Schibsted ASA	728	28,068
Schibsted ASA–Class B	970	32,713
ViacomCBS, Inc.–Class B	6,325	190,889
Vivendi SE	7,734	104,617
WPP PLC	11,888	181,027

		1,850,880

WIRELESS TELECOMMUNICATION SERVICES–0.2%
KDDI Corp.	16,079	470,209
SoftBank Corp.	28,634	361,664
SoftBank Group Corp.	12,023	576,384
T-Mobile US, Inc.(a)	6,120	709,798
Tele2 AB–Class B	4,993	71,228
Vodafone Group PLC	275,701	415,271

		2,604,554

		50,570,751

CONSUMER STAPLES–4.0%
BEVERAGES–0.9%
Anheuser-Busch InBev SA/NV	7,596	457,962
Asahi Group Holdings Ltd.	4,549	177,087
Brown-Forman Corp.–Class B	1,905	138,798
Budweiser Brewing Co. APAC Ltd.(b)	17,163	45,121
Carlsberg AS–Class B	1,000	172,648
Coca-Cola Co., (The)	40,529	2,399,722
Coca-Cola Europacific Partners PLC	2,045	114,377
Coca-Cola HBC AG(a)	2,001	69,285
Constellation Brands, Inc.–Class A	1,712	429,661
Davide Campari-Milano NV	5,211	76,040
Diageo PLC	23,267	1,272,147
Heineken Holding NV(c)	1,148	105,851
Heineken NV(c)	2,584	290,803
Ito En Ltd.	533	28,005
Kirin Holdings Co., Ltd.(c)	8,200	132,076
Molson Coors Beverage Co.–Class B	1,964	91,031
Monster Beverage Corp.(a)	3,916	376,093
PepsiCo, Inc.	14,414	2,503,856
Pernod Ricard SA	2,088	502,326
Remy Cointreau SA	226	54,934
Suntory Beverage & Food Ltd.	1,386	50,191
Treasury Wine Estates Ltd.	7,196	64,882

		9,552,896

FOOD & STAPLES RETAILING–0.8%
Aeon Co., Ltd.	6,519	153,628
Carrefour SA	6,285	115,226
Coles Group Ltd.	13,298	173,514
Cosmos Pharmaceutical Corp.	199	29,256
Costco Wholesale Corp.	4,606	2,614,826
Endeavour Group Ltd./Australia	13,371	65,616
Etablissements Franz Colruyt NV(c)	542	22,998

19

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HelloFresh SE(a)	1,646	$126,146
J Sainsbury PLC	17,433	65,164
Jeronimo Martins SGPS SA	2,823	64,601
Kesko Oyj–Class B	2,722	90,727
Kobe Bussan Co., Ltd.	1,363	52,772
Koninklijke Ahold Delhaize NV	10,425	357,748
Kroger Co. (The)	7,055	319,309
Lawson, Inc.	499	23,677
Ocado Group PLC(a)	4,865	110,685
Seven & i Holdings Co., Ltd.	7,511	330,394
Sysco Corp.	5,344	419,771
Tesco PLC	77,079	303,466
Tsuruha Holdings, Inc.	394	37,831
Walgreens Boots Alliance, Inc.	7,490	390,678
Walmart, Inc.	14,826	2,145,174
Welcia Holdings Co., Ltd.	940	29,359
Woolworths Group Ltd.	12,637	349,331

		8,391,897

FOOD PRODUCTS–0.9%
Ajinomoto Co., Inc.	4,653	141,647
Archer-Daniels-Midland Co.	5,832	394,185
Associated British Foods PLC	3,551	97,205
Barry Callebaut AG	36	87,396
Campbell Soup Co.	2,110	91,701
Chocoladefabriken Lindt & Spruengli AG	11	152,469
Chocoladefabriken Lindt & Spruengli AG (REG)	2	268,218
Conagra Brands, Inc.	5,001	170,784
Danone SA	6,512	404,782
General Mills, Inc.	6,314	425,437
Hershey Co. (The)	1,515	293,107
Hormel Foods Corp.(c)	2,941	143,550
JDE Peet’s NV(c)	1,000	30,952
JM Smucker Co. (The)	1,129	153,341
Kellogg Co.	2,667	171,808
Kerry Group PLC–Class A	1,586	204,619
Kikkoman Corp.	1,449	122,022
Kraft Heinz Co. (The)	7,401	265,696
Lamb Weston Holdings, Inc.	1,522	96,464
McCormick & Co., Inc./MD	2,599	251,089
MEIJI Holdings Co., Ltd.	1,217	72,647
Mondelez International, Inc.–Class A	14,543	964,346
Mowi ASA	4,381	103,684
Nestle SA	28,063	3,918,080
Nisshin Seifun Group, Inc.	1,972	28,449
Nissin Foods Holdings Co., Ltd.	632	46,126

Orkla ASA	7,487	75,046
Toyo Suisan Kaisha Ltd.	884	37,480
Tyson Foods, Inc.–Class A	3,073	267,843
WH Group Ltd.(b)	83,140	52,191
Wilmar International Ltd.	19,151	58,939
Yakult Honsha Co., Ltd.	1,278	66,672

		9,657,975

HOUSEHOLD PRODUCTS–0.7%
Church & Dwight Co., Inc.	2,545	260,863
Clorox Co. (The)	1,280	223,181
Colgate-Palmolive Co.	8,787	749,883
Essity AB–Class B	6,067	197,935
Henkel AG & Co. KGaA	1,035	80,679
Henkel AG & Co. KGaA (Preference Shares)	1,776	143,307
Kimberly-Clark Corp.	3,510	501,649
Lion Corp.	2,236	29,891
Procter & Gamble Co. (The)	25,229	4,126,960
Reckitt Benckiser Group PLC	7,120	612,915
Unicharm Corp.	4,023	175,029

		7,102,292

PERSONAL PRODUCTS–0.4%
Beiersdorf AG	1,004	102,915
Estee Lauder Cos., Inc. (The)–Class A	2,416	894,403
Kao Corp.	4,735	247,992
Kobayashi Pharmaceutical Co., Ltd.	531	41,767
Kose Corp.(c)	332	37,663
L’Oreal SA	2,501	1,192,509
Pola Orbis Holdings, Inc.	913	15,216
Shiseido Co., Ltd.	3,987	222,421
Unilever PLC	25,871	1,387,887

		4,142,773

TOBACCO–0.3%
Altria Group, Inc.	19,151	907,566
British American Tobacco PLC	21,732	806,947
Imperial Brands PLC	9,435	206,766
Japan Tobacco, Inc.(c)	11,963	241,556
Philip Morris International, Inc.	16,230	1,541,850
Swedish Match AB	15,751	125,042

		3,829,727

		42,677,560

MATERIALS–2.2%
CHEMICALS–1.3%
Air Liquide SA	4,722	823,537
Air Products and Chemicals, Inc.	2,308	702,232
Akzo Nobel NV	1,868	205,228

20

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Albemarle Corp.	1,219	$284,966
Arkema SA	612	86,381
Asahi Kasei Corp.	12,506	117,811
BASF SE	9,156	642,617
Celanese Corp.–Class A	1,135	190,748
CF Industries Holdings, Inc.	2,236	158,264
Chr Hansen Holding A/S	1,051	82,872
Clariant AG(a)(c)	2,150	44,662
Corteva, Inc.	7,599	359,281
Covestro AG(b)	1,926	118,541
Croda International PLC	1,390	190,390
Dow, Inc.	7,710	437,311
DuPont de Nemours, Inc.	5,401	436,293
Eastman Chemical Co.	1,401	169,395
Ecolab, Inc.	2,599	609,699
EMS-Chemie Holding AG	69	77,113
Evonik Industries AG	2,090	67,518
FMC Corp.	1,321	145,165
Fuchs Petrolub SE	692	31,271
Givaudan SA	92	482,688
ICL Group Ltd.	7,041	67,820
IMCD NV(c)	568	125,530
International Flavors & Fragrances, Inc.	2,653	399,674
Johnson Matthey PLC	1,929	53,603
JSR Corp.	2,028	77,071
Kansai Paint Co., Ltd.	1,766	38,403
Koninklijke DSM NV(c)	1,742	392,309
LANXESS AG	828	51,202
Linde PLC	5,344	1,851,322
LyondellBasell Industries NV–Class A	2,740	252,710
Mitsubishi Chemical Holdings Corp.	12,764	94,675
Mitsubishi Gas Chemical Co., Inc.	1,575	26,699
Mitsui Chemicals, Inc.	1,836	49,352
Mosaic Co. (The)	3,861	151,699
Nippon Paint Holdings Co., Ltd.(c)	7,089	77,417
Nippon Sanso Holdings Corp.	1,511	33,050
Nissan Chemical Corp.	1,211	70,432
Nitto Denko Corp.	1,418	109,544
Novozymes A/S–Class B	2,048	168,161
Orica Ltd.(c)	4,062	40,507
PPG Industries, Inc.	2,475	426,789
Sherwin-Williams Co. (The)	2,515	885,682
Shin-Etsu Chemical Co., Ltd.	3,530	612,721
Sika AG	1,413	587,267
Solvay SA	738	85,797
Sumitomo Chemical Co., Ltd.	14,853	70,044
Symrise AG	1,282	189,601
Toray Industries, Inc.	13,825	81,908

Tosoh Corp.	2,592	38,508
Umicore SA(c)	1,965	80,161
Yara International ASA	1,650	83,190

		13,736,831

CONSTRUCTION MATERIALS–0.1%
CRH PLC	7,766	411,132
HeidelbergCement AG	1,483	100,365
Holcim Ltd.(a)	5,219	265,433
James Hardie Industries PLC	4,437	178,599
Martin Marietta Materials, Inc.	650	286,338
Vulcan Materials Co.	1,383	287,083

		1,528,950

CONTAINERS & PACKAGING–0.1%
AMCOR PLC	15,984	191,968
Avery Dennison Corp.	863	186,900
Ball Corp.	3,376	325,008
International Paper Co.	4,037	189,658
Packaging Corp. of America	990	134,788
Sealed Air Corp.	1,544	104,174
Smurfit Kappa Group PLC	2,453	135,200
Westrock Co.	2,783	123,454

		1,391,150

METALS & MINING–0.6%
Anglo American PLC	12,882	529,865
Antofagasta PLC	3,931	71,494
ArcelorMittal SA	6,692	214,670
BHP Group Ltd.(c)	29,411	887,969
BHP Group PLC	21,055	626,486
BlueScope Steel Ltd.	5,022	76,668
Boliden AB	2,726	105,114
Evolution Mining Ltd.(c)	18,271	54,206
Evraz PLC	5,089	41,607
Fortescue Metals Group Ltd.	16,882	237,306
Freeport-McMoRan, Inc.	15,309	638,844
Glencore PLC(a)	99,551	507,240
Hitachi Metals Ltd.(a)	2,137	39,597
JFE Holdings, Inc.	4,900	62,514
Newcrest Mining Ltd.	8,147	145,914
Newmont Corp.	8,313	515,572
Nippon Steel Corp.	8,526	139,281
Norsk Hydro ASA	13,407	105,494
Northern Star Resources Ltd.(c)	11,026	75,830
Nucor Corp.	2,979	340,053
Rio Tinto Ltd.	3,700	269,997
Rio Tinto PLC	11,196	738,334
South32 Ltd.	46,601	136,288
Sumitomo Metal Mining Co., Ltd.	2,464	93,322
voestalpine AG	1,157	41,980

		6,695,645

21

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

PAPER & FOREST PRODUCTS–0.1%
Mondi PLC	4,840	$120,051
Oji Holdings Corp.	8,090	39,196
Stora Enso Oyj–Class R	5,799	106,431
Svenska Cellulosa AB SCA–Class B	6,040	107,176
UPM-Kymmene Oyj	5,320	202,419

		575,273

		23,927,849

ENERGY–1.6%
ENERGY EQUIPMENT & SERVICES–0.1%
Baker Hughes Co.–Class A	9,112	219,234
Halliburton Co.	9,332	213,423
Schlumberger NV	14,623	437,959
Tenaris SA	4,707	49,127

		919,743

OIL, GAS & CONSUMABLE FUELS–1.5%
Aker BP ASA	1,256	38,620
Ampol Ltd.	2,375	51,283
APA Corp.	3,787	101,832
BP PLC	200,590	898,768
Chevron Corp.	20,097	2,358,383
ConocoPhillips	13,750	992,475
Coterra Energy, Inc.	8,481	161,139
Devon Energy Corp.	6,564	289,144
Diamondback Energy, Inc.	1,775	191,434
ENEOS Holdings, Inc.	30,593	114,290
Eni SpA	25,161	349,682
EOG Resources, Inc.	6,099	541,774
Equinor ASA	9,743	257,988
Exxon Mobil Corp.	44,137	2,700,743
Galp Energia SGPS SA	4,997	48,487
Hess Corp.	2,873	212,688
Idemitsu Kosan Co., Ltd.	2,078	53,030
Inpex Corp.	10,204	88,730
Kinder Morgan, Inc.	20,329	322,418
Lundin Energy AB	1,995	71,387
Marathon Oil Corp.	8,116	133,265
Marathon Petroleum Corp.	6,417	410,624
Neste Oyj	4,217	207,543
Occidental Petroleum Corp.	9,250	268,157
OMV AG	1,468	83,019
ONEOK, Inc.	4,649	273,175
Phillips 66	4,568	330,997
Pioneer Natural Resources Co.	2,367	430,510
Repsol SA	14,465	171,311
Royal Dutch Shell PLC–Class A	40,886	895,992
Royal Dutch Shell PLC–Class B	36,707	805,960

Santos Ltd.	31,038	142,976
TotalEnergies SE	25,007	1,272,861
Valero Energy Corp.	4,262	320,119
Williams Cos., Inc. (The)	12,667	329,849
Woodside Petroleum Ltd.(c)	9,606	153,138

		16,073,791

		16,993,534

REAL ESTATE–1.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–1.3%
Alexandria Real Estate Equities, Inc.	1,470	327,751
American Tower Corp.	4,748	1,388,790
Ascendas Real Estate Investment Trust	33,456	73,302
AvalonBay Communities, Inc.	1,457	368,024
Boston Properties, Inc.	1,481	170,582
British Land Co. PLC (The)	8,776	63,374
CapitaLand Integrated Commercial Trust	48,439	73,287
Covivio	518	42,520
Crown Castle International Corp.	4,505	940,374
Daiwa House REIT Investment Corp.	22	66,646
Dexus	10,722	86,697
Digital Realty Trust, Inc.	2,958	523,181
Duke Realty Corp.	3,970	260,591
Equinix, Inc.	939	794,244
Equity Residential	3,557	321,909
Essex Property Trust, Inc.	679	239,164
Extra Space Storage, Inc.	1,395	316,288
Federal Realty Investment Trust	729	99,377
Gecina SA	457	63,948
GLP J-REIT	42	72,598
Goodman Group	16,575	319,513
GPT Group (The)	19,096	75,299
Healthpeak Properties, Inc.	5,620	202,826
Host Hotels & Resorts, Inc.(a)	7,444	129,451
Iron Mountain, Inc.	3,018	157,932
Japan Metropolitan Fund Invest	69	59,443
Japan Real Estate Investment Corp.	13	73,796
Kimco Realty Corp.	6,426	158,401
Klepierre SA(a)	2,026	47,940
Land Securities Group PLC	7,022	74,110
Link REIT	20,854	183,708
Mapletree Commercial Trust(d)(e)	21,521	31,940
Mapletree Logistics Trust	30,322	42,764

22

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Mid-America Apartment Communities, Inc.	1,200	$275,328
Mirvac Group	39,305	83,200
Nippon Building Fund, Inc.	15	87,370
Nippon Prologis REIT, Inc.	21	74,229
Nomura Real Estate Master Fund, Inc.	42	59,108
Orix JREIT, Inc.	26	40,644
Prologis, Inc.	7,707	1,297,551
Public Storage	1,590	595,550
Realty Income Corp.	5,898	422,238
Regency Centers Corp.	1,606	121,012
SBA Communications Corp.	1,134	441,149
Scentre Group	51,744	119,031
Segro PLC	11,965	232,860
Simon Property Group, Inc.	3,425	547,212
Stockland	23,798	73,417
UDR, Inc.	3,030	181,770
Ventas, Inc.	4,161	212,710
Vicinity Centres(c)	38,575	47,441
Vornado Realty Trust	1,657	69,362
Welltower, Inc.	4,537	389,138
Weyerhaeuser Co.	7,809	321,575

		13,541,665

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.3%
Aroundtown SA	9,960	60,082
Azrieli Group Ltd.	423	40,359
Capitaland Investment Ltd./Singapore(a)	26,303	66,505
CBRE Group, Inc.–Class A(a)	3,489	378,591
City Developments Ltd.	4,079	20,637
CK Asset Holdings Ltd.	19,978	126,021
Daito Trust Construction Co., Ltd.	652	74,798
Daiwa House Industry Co., Ltd.	5,645	162,232
ESR Cayman Ltd.(a)(b)	19,834	67,091
Fastighets AB Balder–Class B(a)(c)	1,048	75,418
Hang Lung Properties Ltd.	20,183	41,518
Henderson Land Development Co., Ltd.	14,479	61,761
Hongkong Land Holdings Ltd.	11,633	60,487
Hulic Co., Ltd.	3,781	35,955
LEG Immobilien SE	726	101,221
Lendlease Corp Ltd.(c)	6,864	53,447
Mitsubishi Estate Co., Ltd.	11,791	163,571
Mitsui Fudosan Co., Ltd.	9,143	181,221
New World Development Co., Ltd.	15,209	60,217
Nomura Real Estate Holdings, Inc.	1,182	27,236

Sagax AB	1,605	53,988
Sino Land Co., Ltd.	33,180	41,314
Sumitomo Realty & Development Co., Ltd.	3,085	90,948
Sun Hung Kai Properties Ltd.	12,999	157,733
Swire Pacific Ltd.–Class A	4,963	28,230
Swire Properties Ltd.	11,664	29,240
Swiss Prime Site AG	757	74,313
Unibail-Rodamco-Westfield(a)	1,243	87,202
UOL Group Ltd.	4,629	24,366
Vonovia SE	7,224	398,058
Wharf Real Estate Investment Co., Ltd.	16,648	84,593

		2,928,353

		16,470,018

UTILITIES–1.5%
ELECTRIC UTILITIES–0.9%
Alliant Energy Corp.	2,610	160,437
American Electric Power Co., Inc.	5,250	467,093
AusNet Services Ltd.(c)	19,091	35,713
Chubu Electric Power Co., Inc.	6,423	67,843
CK Infrastructure Holdings Ltd.	6,606	42,088
CLP Holdings Ltd.	16,371	165,425
Duke Energy Corp.	8,019	841,193
Edison International	3,960	270,270
EDP–Energias de Portugal SA	27,674	152,022
Electricite de France SA	4,722	55,537
Elia Group SA/NV(c)	307	40,464
Endesa SA(c)	3,166	72,886
Enel SpA	81,083	648,346
Entergy Corp.	2,095	236,002
Evergy, Inc.	2,390	163,978
Eversource Energy	3,584	326,072
Exelon Corp.	10,199	589,094
FirstEnergy Corp.	5,675	236,023
Fortum Oyj	4,427	135,778
HK Electric Investments & HK Electric Investments Ltd.–Class SS(b)	26,427	25,927
Iberdrola SA	57,118	676,276
Kansai Electric Power Co., Inc. (The)	7,018	65,597
Mercury NZ Ltd.	6,790	28,446
NextEra Energy, Inc.	20,456	1,909,772
NRG Energy, Inc.	2,552	109,940
Origin Energy Ltd.(c)	17,558	67,010
Orsted AS(b)	1,885	241,406
Pinnacle West Capital Corp.	1,176	83,014

23

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Power Assets Holdings Ltd.	13,830	$86,207
PPL Corp.	7,826	235,250
Red Electrica Corp. SA(c)	4,315	93,309
Southern Co. (The)	11,049	757,740
SSE PLC	10,400	232,494
Terna–Rete Elettrica Nazionale(c)	14,026	113,465
Tokyo Electric Power Co. Holdings, Inc.(a)	15,219	39,344
Verbund AG	678	76,197
Xcel Energy, Inc.	5,615	380,136

		9,927,794

GAS UTILITIES–0.1%
APA Group(c)	11,762	86,048
Atmos Energy Corp.	1,380	144,583
Enagas SA	2,481	57,637
Hong Kong & China Gas Co., Ltd.	111,615	174,093
Naturgy Energy Group SA	1,933	62,871
Osaka Gas Co., Ltd.	3,738	61,824
Snam SpA	20,103	121,084
Tokyo Gas Co., Ltd.	3,736	67,062

		775,202

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.0%
AES Corp. (The)	6,950	168,885
EDP Renovaveis SA	2,872	71,419
Meridian Energy Ltd.	12,771	42,391
Uniper SE	912	43,302

		325,997

MULTI-UTILITIES–0.5%
Ameren Corp.	2,685	238,992
CenterPoint Energy, Inc.	6,556	182,978
CMS Energy Corp.	3,020	196,451
Consolidated Edison, Inc.	3,688	314,660
Dominion Energy, Inc.	8,443	663,282
DTE Energy Co.	2,019	241,351
E.ON SE	22,382	311,053
Engie SA	18,208	269,576
National Grid PLC	36,057	519,916
NiSource, Inc.	4,094	113,035
Public Service Enterprise Group, Inc.	5,271	351,734
RWE AG	6,404	259,468
Sempra Energy	3,329	440,360
Suez SA	3,505	79,051
United Utilities Group PLC	6,797	100,293
Veolia Environnement SA	6,534	239,954
WEC Energy Group, Inc.	3,288	319,166

		4,841,320

WATER UTILITIES–0.0%
American Water Works Co., Inc.	1,892	357,323

Severn Trent PLC	2,494	99,590

		456,913

		16,327,226

Total Common Stocks (cost $549,281,288)		593,069,072

		Principal Amount (000)
INFLATION-LINKED SECURITIES–0.7%
JAPAN–0.7%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027 (cost $7,375,704)	JPY	785,109	7,170,271

		Notional Amount
OPTIONS PURCHASED–PUTS–0.1%
OPTIONS ON EQUITY INDICES–0.1%
Euro STOXX 50 Index Expiration: Jan 2022; Contracts: 766; Exercise Price: EUR 4,050.00; Counterparty: Morgan Stanley & Co., Inc.(a)	EUR	31,023,000	136,046
FTSE 100 Index Expiration: Jan 2022; Contracts: 105; Exercise Price: GBP 7,100.00; Counterparty: Morgan Stanley & Co., Inc.(a)	GBP	7,455,000	29,135
Nikkei 225 Index Expiration: Jan 2022; Contracts: 76; Exercise Price: JPY 27,875.00; Counterparty: Morgan Stanley & Co., Inc.(a)	JPY	2,118,500,000	77,632
S&P 500 Index Expiration: Jan 2022; Contracts: 181; Exercise Price: USD 4,520.00; Counterparty: Morgan Stanley & Co., Inc.(a)	USD	81,812,000	219,010
S&P 500 Index Expiration: Jan 2022; Contracts: 182; Exercise Price: USD 4,540.00; Counterparty: Morgan Stanley & Co., Inc.(a)	USD	82,628,000	242,970

Total Options Purchased–Puts (premiums paid $3,448,425)			704,793

24

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–41.6%
INVESTMENT COMPANIES–41.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(f)(g)(h) (cost $443,533,779)	443,533,779	$443,533,779

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–98.0% (cost $1,003,639,196)		1,044,477,915

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.3%
INVESTMENT COMPANIES–0.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(f)(g)(h) (cost $3,247,645)	3,247,645	3,247,645

TOTAL INVESTMENTS–98.3% (cost $1,006,886,841)		1,047,725,560

Other assets less liabilities–1.7%		18,117,417

NET ASSETS–100.0%		$1,065,842,977

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	48	March 2022	$5,411,882	$121,347
10 Yr Mini Japan Government Bond Futures	223	March 2022	29,391,489	(77,297)
Euro STOXX 50 Index Futures	313	March 2022	15,278,523	202,424
Euro-BOBL Futures	86	March 2022	13,045,657	(99,600)
Euro-BTP Futures	162	March 2022	27,114,074	(343,847)
Euro-Bund Futures	73	March 2022	14,242,642	(245,257)
Euro-OAT Futures	188	March 2022	34,920,288	(636,037)
FTSE 100 Index Futures	84	March 2022	8,327,256	30,684
Japan 10 Yr Bond (OSE) Futures	86	March 2022	113,333,391	(247,212)
Long Gilt Futures	367	March 2022	62,044,429	(353,066)
MSCI Emerging Market Futures	5	March 2022	580,450	12,948
MSCI Singapore IX ETS Futures	120	January 2022	3,028,940	19,505
Nikkei 225 (CME) Futures	46	March 2022	6,642,400	(2,776)
S&P 500 E-Mini Futures	163	March 2022	38,781,775	576,984
S&P Mid 400 E Mini Futures	5	March 2022	1,418,850	31,554
S&P/TSX 60 Index Futures	80	March 2022	16,201,747	259,064
SPI 200 Futures	6	March 2022	801,797	13,666
TOPIX Index Futures	6	March 2022	1,039,033	4,807
U.S. T-Note 5 Yr (CBT) Futures	217	March 2022	26,251,914	16,629
U.S. T-Note 10 Yr (CBT) Futures	974	March 2022	127,076,563	386,649
U.S. Ultra Bond (CBT) Futures	58	March 2022	11,433,250	181,617

Sold Contracts
FTSE 100 Index Futures	18	March 2022	1,784,412	(31,981)
Hang Seng Index Futures	18	January 2022	2,706,735	(31,286)

25

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts (continued)
MSCI Singapore IX ETS Futures	37	January 2022	$933,923	$(6,141)
OMXS30 Index Futures	16	January 2022	428,366	25
S&P 500 E-Mini Futures	8	March 2022	1,903,400	(39,714)
SPI 200 Futures	12	March 2022	1,603,593	18,014

				$(238,297)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	NOK	9,829	USD	1,178	01/20/2022	$62,064
Bank of America, NA	AUD	4,400	USD	3,254	02/08/2022	52,660
Bank of America, NA	EUR	11,285	USD	13,038	02/10/2022	180,517
Bank of America, NA	USD	3,194	CAD	4,101	02/10/2022	48,238
Bank of America, NA	USD	12,742	EUR	11,269	02/10/2022	96,996
Barclays Bank PLC	GBP	19,806	USD	26,862	01/14/2022	54,015
Barclays Bank PLC	USD	5,311	GBP	4,003	01/14/2022	106,961
HSBC Bank USA	SEK	29,189	USD	3,345	01/20/2022	114,611
Morgan Stanley Capital Services, Inc.	CHF	7,863	USD	8,565	01/13/2022	(66,235)
Morgan Stanley Capital Services, Inc.	AUD	8,126	USD	6,010	02/08/2022	97,522
Morgan Stanley Capital Services, Inc.	JPY	3,950,938	USD	34,674	02/09/2022	318,578
Morgan Stanley Capital Services, Inc.	USD	5,047	CAD	6,352	02/10/2022	(25,390)
Standard Chartered Bank	EUR	35,492	USD	41,080	02/10/2022	642,226
UBS AG	SGD	1,908	USD	1,416	01/14/2022	(168)

						$1,682,595

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(i)	Morgan Stanley & Co., Inc.	766	EUR	3,875.00	January 2022	EUR	29,683	$308,768	$(65,843)
FTSE 100 Index(i)	Morgan Stanley & Co., Inc.	105	GBP	6,750.00	January 2022	GBP	7,088	42,253	(9,593)
Nikkei 225 Index(j)	Morgan Stanley & Co., Inc.	76	JPY	26,625.00	January 2022	JPY	2,023,500	113,346	(27,089)
S&P 500 Index(k)	Morgan Stanley & Co., Inc.	182	USD	4,320.00	January 2022	USD	78,624	508,501	(95,550)
S&P 500 Index(k)	Morgan Stanley & Co., Inc.	181	USD	4,330.00	January 2022	USD	78,373	727,251	(98,645)

								$1,700,119	$(296,720)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid)/ Received		Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA USD/JPY 04/19/2022*	6.85%	Maturity	USD	343	$(53,550)	$–0	–	$(53,550)

*	Termination date

(a)	Non-income producing security.

26

AB Variable Products Series Fund

(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2021, the aggregate market value of these securities amounted to $3,299,833 or 0.3% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	Affiliated investments.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	The rate shown represents the 7-day yield as of period end.

(i)	One contract relates to 10 shares.

(j)	One contract relates to 1000 shares.

(k)	One contract relates to 100 shares.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

BTP—Buoni del Tesoro Poliennali

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

CPI—Consumer Price Index

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REG—Registered Shares

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

27

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2021	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $560,105,417)	$600,944,136	(a)
Affiliated issuers (cost $446,781,424—including investment of cash collateral for securities loaned of $3,247,645)	446,781,424
Cash	17,854
Cash collateral due from broker	16,632,080
Foreign currencies, at value (cost $2,960,184)	2,937,939
Unrealized appreciation on forward currency exchange contracts	1,774,388
Receivable for investment securities sold	690,777
Receivable for capital stock sold	507,011
Unaffiliated dividends and interest receivable	390,818
Receivable for variation margin on futures	29,988
Affiliated dividends receivable	3,822

Total assets	1,070,710,237

LIABILITIES
Options written, at value (premiums received $1,700,119)	296,720
Payable for collateral received on securities loaned	3,247,645
Payable for capital stock redeemed	418,637
Advisory fee payable	391,180
Distribution fee payable	225,533
Unrealized depreciation on forward currency exchange contracts	91,793
Unrealized depreciation on variance swaps	53,550
Administrative fee payable	22,843
Transfer Agent fee payable	146
Directors’ fees payable	57
Accrued expenses	119,156

Total liabilities	4,867,260

NET ASSETS	$1,065,842,977

COMPOSITION OF NET ASSETS
Capital stock, at par	$87,004
Additional paid-in capital	996,515,303
Distributable earnings	69,240,670

NET ASSETS	$1,065,842,977

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$13,595	1,100	$12.36

B	$1,065,829,382	87,002,659	$12.25

(a)	Includes securities on loan with a value of $6,959,409 (see Note E).

See notes to financial statements.

28

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2021	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $162,038)	$4,950,699
Affiliated issuers	26,408
Securities lending income	9,526

4,986,633

EXPENSES
Advisory fee (see Note B)	2,825,586
Distribution fee—Class B	1,486,405
Transfer agency—Class B	3,144
Administrative	88,388
Custody and accounting	69,232
Audit and tax	52,581
Legal	31,300
Directors’ fees	25,659
Printing	23,208
Miscellaneous	51,591

Total expenses	4,657,094
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(188,387)

Net expenses	4,468,707

Net investment income	517,926

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	6,378,454
Forward currency exchange contracts	3,590,128
Futures	10,390,143
Options written	6,401,403
Foreign currency transactions	(740,088)
Net change in unrealized appreciation/depreciation of:
Investments	27,361,555
Forward currency exchange contracts	1,824,035
Futures	(472,114)
Options written	1,332,770
Swaps	(53,550)
Foreign currency denominated assets and liabilities	(6,266)

Net gain on investment and foreign currency transactions	56,006,470

Contributions from Affiliates (see Note B)	1,736

NET INCREASE IN NET ASSETS FROM OPERATIONS	$56,526,132

See notes to financial statements.

29

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2021		Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$517,926		$12,563
Net realized gain (loss) on investment transactions and foreign currency transactions	26,020,040		(981,815)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	29,986,430		2,857,990
Contributions from Affiliates (see Note B)	1,736		–0	–

Net increase in net assets from operations	56,526,132		1,888,738
Distributions to Shareholders
Class A	–0	–	(565)
Class B	–0	–	(3,956,811)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	919,608,907		(3,585,153)

Total increase (decrease)	976,135,039		(5,653,791)
Net Assets
Beginning of period	89,707,938		95,361,729

End of period	$1,065,842,977		$89,707,938

See notes to financial statements.

30

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2021	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. At December 31, 2021 the Adviser was the sole shareholder of Class A shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S.

31

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

32

AB Variable Products Series Fund

valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2021:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$123,000,240		$16,474,994		$–0	–	$139,475,234
Health Care	56,241,118		21,590,459		–0	–	77,831,577
Financials	45,541,539		29,089,173		–0	–	74,630,712
Consumer Discretionary	52,839,926		21,535,232		–0	–	74,375,158
Industrials	32,428,802		27,315,615		45,036		59,789,453
Communication Services	43,388,732		7,182,019		–0	–	50,570,751
Consumer Staples	25,324,290		17,353,270		–0	–	42,677,560
Materials	10,785,070		13,142,779		–0	–	23,927,849
Energy	11,239,342		5,754,192		–0	–	16,993,534
Real Estate	11,780,791		4,657,287		31,940		16,470,018
Utilities	10,603,792		5,723,434		–0	–	16,327,226
Inflation-Linked Securities	–0	–	7,170,271		–0	–	7,170,271
Options Purchased—Puts	–0	–	704,793		–0	–	704,793
Short-Term Investments	443,533,779		–0	–	–0	–	443,533,779
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,247,645		–0	–	–0	–	3,247,645

Total Investments in Securities	869,955,066		177,693,518		76,976		1,047,725,560
Other Financial Instruments(a):
Assets:
Futures	1,875,917		–0	–	–0	–	1,875,917	(b)
Forward Currency Exchange Contracts	–0	–	1,774,388		–0	–	1,774,388
Liabilities:
Futures	(2,114,214)		–0	–	–0	–	(2,114,214	)(b)
Forward Currency Exchange Contracts	–0	–	(91,793)		–0	–	(91,793)
Put Options Written	–0	–	(296,720)		–0	–	(296,720)
Variance Swaps	–0	–	(53,550)		–0	–	(53,550)

Total	$869,716,769		$179,025,843		$76,976		$1,048,819,588

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade

33

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Portfolio are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $100 million, .45% of the excess over $100 million up to $1 billion and .40% of the excess over $1 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Prior to January 1, 2020, the Portfolio paid the Adviser an advisory fee at an annual rate of .60% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses, to the extent necessary to limit total operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), inclusive of the Portfolio’s proportionate share of fees and expenses of registered investment companies or series thereof in which the Portfolio invests (“Acquired Fund Expenses”) on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B, respectively. The Expense Caps may not be terminated by the Adviser before May 1, 2022. For the year ended December 31, 2021, there were no such operating expenses waived by the Adviser. For the year ended December 31, 2021, such waiver for Acquired Fund Expenses for both affiliated and unaffiliated underlying portfolios amounted to $172,213 and $16,161, respectively.

34

AB Variable Products Series Fund

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/21 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$12,180		$1,093,426	$662,073	$443,533	$26
AB Government Money Market Portfolio*	–0	–	75,484	72,236	3,248	0	**

Total					$446,781	$26

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the year ended December 31, 2021, the Adviser reimbursed the Portfolio $1,736 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2021, the reimbursement for such services amounted to $88,388.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2021.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$556,925,434		$54,587,469
U.S. government securities	–0	–	4,374,229

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,007,117,247

Gross unrealized appreciation	67,826,543
Gross unrealized depreciation	(25,794,058)

Net unrealized appreciation	$42,032,485

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2021, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

36

AB Variable Products Series Fund

During the year ended December 31, 2021, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2021, the Portfolio held purchased options for hedging and non-hedging purposes.

During the year ended December 31, 2021, the Portfolio held written options for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

37

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Variance Swaps:

The Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended December 31, 2021, the Portfolio held variance swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

38

AB Variable Products Series Fund

During the year ended December 31, 2021, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$706,242	*	Receivable/Payable for variation margin on futures	$2,002,316	*

Equity contracts	Receivable/Payable for variation margin on futures	1,169,675	*	Receivable/Payable for variation margin on futures	111,898	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,774,388		Unrealized depreciation on forward currency exchange contracts	91,793

Equity contracts	Investments in securities, at value	704,793

Equity contracts				Options written, at value	296,720

Foreign currency contracts				Unrealized depreciation on variance swaps	53,550

Total		$4,355,098			$2,556,277

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$327,573		$(1,375,986)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	10,062,570		903,872

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	3,590,128		1,824,035

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(12,133,935)		(2,602,443)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	6,401,403		1,332,770

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	–0	–	(53,550)

Total		$8,247,739		$28,698

39

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2021:

Futures:
Average notional amount of buy contracts	$350,602,196
Average notional amount of sale contracts	$7,921,691
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$23,937,117
Average principal amount of sale contracts	$102,861,086
Purchased Options:
Average notional amount	$133,909,571
Options Written:
Average notional amount	$134,462,796
Variance Swaps:
Average notional amount	$342,500	(a)

(a)	Positions were open for nine months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$440,475	$–0	–	$–0	–	$–0	–	$440,475
Barclays Bank PLC	160,976	–0	–	–0	–	–0	–	160,976
HSBC Bank USA	114,611	–0	–	–0	–	–0	–	114,611
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services, Inc.	1,120,893	(388,345)		–0	–	–0	–	732,548
Standard Chartered Bank	642,226	–0	–	–0	–	–0	–	642,226

Total	$2,479,181	$(388,345)		$–0	–	$–0	–	$2,090,836	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Citibank, NA	$53,550	$–0	–	$–0	–	$–0	–	$53,550
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services, Inc.	388,345	(388,345)		–0	–	–0	–	–0	–
UBS AG	168	–0	–	–0	–	–0	–	168

Total	$442,063	$(388,345)		$–0	–	$–0	–	$53,718	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

40

AB Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2021 is as follows:

				AB Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$6,959,409	$3,247,645	$4,055,407	$9,366	$160	$13

*	As of December 31, 2021.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2021		Year Ended December 31, 2020
Class B
Shares sold	86,522,189		618,184	$1,011,606,507		$6,428,418
Shares issued in reinvestment of dividends and distributions	–0	–	383,737	–0	–	3,956,326
Shares redeemed	(7,720,431)		(1,324,181)	(91,997,600)		(13,969,897)

Net increase (decrease)	78,801,758		(322,260)	$919,608,907		$(3,585,153)

There were no transactions in capital shares for Class A for the year ended December 31, 2021 and the year ended December 31, 2020.

At December 31, 2021, a shareholder of the Portfolio owned 97% of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High Yield Securities Risk—Investments in fixed-income securities with ratings below investment grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, Contractholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolio invests (to the extent these expenses are not waived or reimbursed by the Adviser).

42

AB Variable Products Series Fund

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Portfolio.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

43

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	2021		2020
Distributions paid from:
Ordinary income	$–0	–	$1,703,669
Net long-term capital gains	–0	–	2,253,707

Total taxable distributions	$–0	–	$3,957,376

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,557,493
Undistributed capital gains	22,292,039	(a)
Other losses	(666,661	)(b)
Unrealized appreciation/(depreciation)	42,057,799	(c)

Total accumulated earnings/(deficit)	$69,240,670

(a)	During the fiscal year, the Portfolio utilized $715,878 of capital loss carry forwards to offset current year net realized gains.

(b)	As of December 31, 2021, the cumulative deferred loss on straddles was $666,661

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2021, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

44

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.02	$11.27	$9.79	$10.83	$9.78

Income From Investment Operations
Net investment income (loss) (a)(b)	(.01)	.03	.11	.09	.06
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.35	.23	1.61	(.55)	1.09
Contributions from Affiliates	.00	(c)	–0	–	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.34	.26	1.72	(.46)	1.15

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.17)	(.24)	–0	–	(.05)
Distributions from net realized gain on investment transactions	–0	–	(.34)	–0	–	(.58)	(.05)

Total dividends and distributions	–0	–	(.51)	(.24)	(.58)	(.10)

Net asset value, end of period	$12.36	$11.02	$11.27	$9.79	$10.83

Total Return
Total investment return based on net asset value (d)	12.16%	2.72%	17.61%	(4.62)%	11.87%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14	$12	$12	$11	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)(f)‡	.68%	.69%	.68%	.67%	.63%
Expenses, before waivers/reimbursements (e)(f)‡	.72%	.95%	.95%	.92%	.94%
Net investment income (loss) (b)	(.09)%	.27%	1.05%	.88%	.55%
Portfolio turnover rate	18%	31%	29%	67%	59%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.06%	.07%	.08%	.11%

See	footnote summary on page 47.

45

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.94	$11.19	$9.72	$10.78	$9.75

Income From Investment Operations
Net investment income (a)(b)	.01	.00	(c)	.08	.07	.03
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.30	.23	1.60	(.55)	1.09
Contributions from Affiliates	.00	(c)	–0	–	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.31	.23	1.68	(.48)	1.12

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.14)	(.21)	–0	–	(.04)
Distributions from net realized gain on investment transactions	–0	–	(.34)	–0	–	(.58)	(.05)

Total dividends and distributions	–0	–	(.48)	(.21)	(.58)	(.09)

Net asset value, end of period	$12.25	$10.94	$11.19	$9.72	$10.78

Total Return
Total investment return based on net asset value (d)	11.97%	2.45%	17.32%	(4.84)%	11.50%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,065,829	$89,696	$95,350	$89,127	$98,502
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)(f)‡	.75%	.94%	.94%	.92%	.89%
Expenses, before waivers/reimbursements (e)(f)‡	.78%	1.20%	1.20%	1.16%	1.17%
Net investment income (b)	.09%	.01%	.78%	.64%	.31%
Portfolio turnover rate	18%	31%	29%	67%	59%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.06%	.07%	.08%	.11%

See	footnote summary on page 47.

46

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of affiliated/unaffiliated acquired fund fees and expenses, and for the year ended December 31, 2021, December 31, 2020, December 31, 2019 December 31, 2018 and December 31, 2017, such waiver amounted to .03%, .06%, .07%, .08% and .11%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended December 31,
	2021	2020	2019	2018	2017
Class A
Net of waivers/reimbursements	.68%	.69%	.68%	.67%	.63%
Before waivers/reimbursements	.72%	.95%	.95%	.92%	.94%
Class B
Net of waivers/reimbursements	.75%	.94%	.94%	.92%	.89%
Before waivers/reimbursements	.78%	1.20%	1.20%	1.16%	1.17%

See notes to financial statements.

47

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Global Risk Allocation—Moderate Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2022

48

GLOBAL RISK ALLOCATION—

MODERATE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President and Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

PRINCIPAL UNDERWRITER AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by the Adviser’s Quantitative Investment Team. Messrs. Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

49

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

50

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

51

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody, and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	74	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

52

AB Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Leon Zhu 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President and Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

53

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

54

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Risk Allocation—Moderate Portfolio (the “Fund”) at a meeting held by video conference on August 3-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

55

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

56

AB Variable Products Series Fund

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Class A Shares of the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

57

VPS-GRA-0151-1221

DEC    12.31.21

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GLOBAL THEMATIC GROWTH PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2022

The following is an update of AB Variable Products Series Fund—Global Thematic Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2021.

At a meeting held on November 2-4, 2021, the Adviser recommended and the Portfolio’s Board of Directors approved certain changes to the Portfolio, including changing the Portfolio’s name to “AB Sustainable Global Thematic Portfolio” and changes to the Portfolio’s principal investment strategies. These changes are addressed in a prospectus supplement dated November 5, 2021, and will be effective on or about May 1, 2022.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation. The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on its global fundamental research capabilities, the Adviser seeks to identify long-term secular growth trends that will affect multiple industries. The Adviser will assess the effects of these trends on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Portfolio’s investments and which are expected to change over time based on the Adviser’s research.

In addition to this “top-down” thematic approach, the Adviser will also use a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed- and emerging-market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero-coupon bonds.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the one-, five- and 10-year periods ended December 31, 2021.

All share classes of the Portfolio outperformed the benchmark for the annual period. Both security selection and sector allocation contributed to performance, relative to the benchmark. Selection within the health-care and industrials

1

AB Variable Products Series Fund

sectors contributed most, while selection within technology and materials detracted. In terms of sector allocation, an underweight to communication services and an overweight to technology contributed, while underweights to energy and financials detracted. Country selection (a result of bottom-up security analysis driven by fundamental research) was positive; an underweight to China contributed most but was partially offset by an underweight to Canada, which detracted.

The Portfolio used derivatives in the form of currency forwards for hedging purposes, which had no material impact on absolute returns for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded double-digit returns and emerging markets lost ground during the annual period ended December 31, 2021. Global markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock markets gave back gains, however, after the US Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Portfolio’s exposures remain focused on secular growth themes, particularly those promoting social and environmental sustainability. This has helped the Portfolio’s Senior Investment Management Team (the “Team”) to identify financially strong companies that the Team believes are more likely to sustain higher-than-average growth over the long term. The Team believes organic sales and earnings growth will be a key driver of returns going forward. The Portfolio is positioned particularly well in this regard.

2

GLOBAL THEMATIC GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Industry/Sector Risk: Investments in a particular sector, industry or group of related industries, such as the information-technology or health-care sector, may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

GLOBAL THEMATIC GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2021 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Global Thematic Growth Portfolio Class A	22.87%	22.41%	15.24%

Global Thematic Growth Portfolio Class B	22.57%	22.11%	14.95%

MSCI ACWI (net)	18.54%	14.40%	11.85%

1   Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.01% and 1.26% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.95% and 1.20% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2011 TO 12/31/2021 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Global Thematic Growth Portfolio Class A shares (from 12/31/2011 to 12/31/2021) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

GLOBAL THEMATIC GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,112.00	$4.68	0.88%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.77	$4.48	0.88%

Class B
Actual	$1,000	$1,110.60	$6.01	1.13%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.51	$5.75	1.13%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2021 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
SVB Financial Group	$6,287,285	2.9%
Waste Management, Inc.	5,602,833	2.5
Lumentum Holdings, Inc.	5,570,377	2.5
Laboratory Corp. of America Holdings	5,527,268	2.5
Calix, Inc.	5,419,487	2.5
Danaher Corp.	5,415,505	2.5
Erste Group Bank AG	5,319,984	2.4
MSCI, Inc.—Class A	5,263,007	2.4
Motorola Solutions, Inc.	5,170,451	2.3
Rockwell Automation, Inc.	4,999,020	2.3

	$54,575,217	24.8%

SECTOR BREAKDOWN2

December 31, 2021 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$66,633,365	30.2%
Industrials	43,331,854	19.7
Health Care	42,167,214	19.1
Financials	27,027,909	12.3
Consumer Discretionary	16,853,186	7.6
Utilities	8,666,110	3.9
Materials	6,561,309	3.0
Consumer Staples	2,538,762	1.2
Short-Term Investments	6,674,164	3.0

Total Investments	$220,453,873	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2021 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$132,167,422	60.0%
Netherlands	14,733,531	6.7
Switzerland	7,987,544	3.6
India	7,747,318	3.5
Denmark	7,369,512	3.3
Japan	6,756,780	3.1
Germany	6,630,503	3.0
Austria	5,319,984	2.4
France	4,568,404	2.1
Norway	4,042,359	1.8
Taiwan	3,432,761	1.6
United Kingdom	3,123,068	1.4
Sweden	2,749,021	1.2
Other	7,151,502	3.3
Short-Term Investments	6,674,164	3.0

Total Investments	$220,453,873	100.0%

1	All data are as of December 31, 2021. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.2% or less in the following: Argentina, China, Hong Kong and United Arab Emirates.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2021	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.0%
INFORMATION TECHNOLOGY–30.2%
COMMUNICATIONS EQUIPMENT–8.6%
Calix, Inc.(a)	67,769	$5,419,487
Lumentum Holdings, Inc.(a)	52,665	5,570,377
Motorola Solutions, Inc.	19,030	5,170,451
Telefonaktiebolaget LM Ericsson–Class B	249,842	2,749,021

		18,909,336

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.1%
Flex Ltd.(a)	252,400	4,626,492

IT SERVICES–4.1%
Adyen NV(a)	1,285	3,373,125
Block, Inc.–Class A(a)	11,289	1,823,286
Network International Holdings PLC(a)(b)	263,150	1,040,778
Visa, Inc.–Class A	12,640	2,739,214

		8,976,403

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–6.5%
Infineon Technologies AG	88,510	4,074,864
MediaTek, Inc.	80,000	3,432,761
NXP Semiconductors NV	17,700	4,031,706
Wolfspeed, Inc.(a)	25,150	2,811,015

		14,350,346

SOFTWARE–6.9%
Adobe, Inc.(a)	7,180	4,071,491
Coinbase Global, Inc.(a)	7,620	1,923,059
Dassault Systemes SE	76,980	4,568,404
Microsoft Corp.	13,920	4,681,575

		15,244,529

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–2.0%
Apple, Inc.	25,490	4,526,259

		66,633,365

INDUSTRIALS–19.7%
AEROSPACE & DEFENSE–1.2%
Hexcel Corp.(a)	52,390	2,713,802

BUILDING PRODUCTS–2.0%
Trex Co., Inc.(a)	32,680	4,412,780

COMMERCIAL SERVICES & SUPPLIES–5.8%
Tetra Tech, Inc.	18,180	3,086,964
TOMRA Systems ASA	56,530	4,042,359
Waste Management, Inc.	33,570	5,602,833

		12,732,156

ELECTRICAL EQUIPMENT–5.2%
Rockwell Automation, Inc.	14,330	4,999,020
Schneider Electric SE	18,310	3,599,662
Vestas Wind Systems A/S	94,400	2,874,964

		11,473,646

MACHINERY–3.9%
Deere & Co.	7,050	2,417,374
SMC Corp.	5,000	3,379,290
Xylem, Inc./NY	23,560	2,825,315

		8,621,979

PROFESSIONAL SERVICES–1.6%
Recruit Holdings Co., Ltd.	55,500	3,377,491

		43,331,854

HEALTH CARE–19.1%
BIOTECHNOLOGY–1.4%
Abcam PLC(a)	133,140	3,123,068

HEALTH CARE EQUIPMENT & SUPPLIES–6.1%
Alcon, Inc.	39,650	3,497,342
Becton Dickinson and Co.	10,670	2,683,291
Koninklijke Philips NV	83,070	3,074,554
STERIS PLC	17,441	4,245,314

		13,500,501

HEALTH CARE PROVIDERS & SERVICES–4.4%
Apollo Hospitals Enterprise Ltd.	62,811	4,237,736
Laboratory Corp. of America Holdings(a)	17,591	5,527,268

		9,765,004

LIFE SCIENCES TOOLS & SERVICES–7.2%
Bio-Rad Laboratories, Inc.–Class A(a)	5,760	4,352,083
Bruker Corp.	41,180	3,455,414
Danaher Corp.	16,460	5,415,505
Gerresheimer AG	26,580	2,555,639

		15,778,641

		42,167,214

FINANCIALS–12.3%
BANKS–6.9%
Erste Group Bank AG	113,480	5,319,984
HDFC Bank Ltd.	177,085	3,509,582
SVB Financial Group(a)	9,270	6,287,285

		15,116,851

CAPITAL MARKETS–4.4%
MSCI, Inc.–Class A	8,590	5,263,007
Partners Group Holding AG	2,720	4,490,202

		9,753,209

9

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INSURANCE–1.0%
AIA Group Ltd.	213,800	$2,157,849

		27,027,909

CONSUMER DISCRETIONARY–7.6%
AUTO COMPONENTS–1.6%
Aptiv PLC(a)	21,431	3,535,043

AUTOMOBILES–1.2%
BYD Co., Ltd.–Class H	77,000	2,604,475

HOUSEHOLD DURABLES–2.2%
TopBuild Corp.(a)	17,603	4,856,844

INTERNET & DIRECT MARKETING RETAIL–0.6%
MercadoLibre, Inc.(a)	1,000	1,348,400

TEXTILES, APPAREL & LUXURY GOODS–2.0%
NIKE, Inc.–Class B	27,050	4,508,424

		16,853,186

UTILITIES–3.9%
ELECTRIC UTILITIES–2.7%
NextEra Energy, Inc.	40,530	3,783,881
Orsted AS	17,080	2,187,385

		5,971,266

WATER UTILITIES–1.2%
American Water Works Co., Inc.	14,269	2,694,844

		8,666,110

MATERIALS–3.0%
CHEMICALS–3.0%
Chr Hansen Holding A/S	29,260	2,307,162
Koninklijke DSM NV	18,890	4,254,147

		6,561,309

CONSUMER STAPLES–1.2%
HOUSEHOLD PRODUCTS–1.2%
Procter & Gamble Co. (The)	15,520	2,538,762

Total Common Stocks (cost $126,019,685)		213,779,709

SHORT-TERM INVESTMENTS–3.0%
INVESTMENT COMPANIES–3.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c)(d)(e) (cost $6,674,164)	6,674,164	6,674,164

TOTAL INVESTMENTS–100.0% (cost $132,693,849)		220,453,873
Other assets less liabilities–0.0%		77,265

NET ASSETS–100.0%		$220,531,138

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	749	EUR	664	02/10/2022	$7,275
Barclays Bank PLC	INR	378,776	USD	5,052	01/07/2022	(36,796)
Barclays Bank PLC	USD	325	INR	24,608	01/07/2022	5,356
Barclays Bank PLC	NOK	8,769	USD	989	01/20/2022	(6,682)
Barclays Bank PLC	USD	6,196	CAD	7,808	02/10/2022	(24,035)
Barclays Bank PLC	USD	642	RUB	47,981	03/02/2022	(7,354)
BNP Paribas SA	HKD	6,152	USD	790	02/10/2022	1,023
Citibank, NA	USD	3,005	KRW	3,545,961	01/20/2022	(24,528)
Citibank, NA	USD	776	TWD	21,719	01/20/2022	8,773
Citibank, NA	USD	5,720	JPY	651,152	02/09/2022	(58,093)
Citibank, NA	USD	1,239	EUR	1,098	02/10/2022	12,400
Citibank, NA	CNH	2,694	USD	423	02/17/2022	273
Deutsche Bank AG	BRL	5,081	USD	900	01/04/2022	(11,960)
Deutsche Bank AG	USD	910	BRL	5,081	01/04/2022	1,716
Deutsche Bank AG	USD	894	BRL	5,081	02/02/2022	12,044

10

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	EUR	16,996	USD	19,650	02/10/2022	$285,249
Goldman Sachs Bank USA	USD	5,659	CNH	36,278	02/17/2022	27,713
JPMorgan Chase Bank, NA	NOK	5,506	USD	643	01/20/2022	18,224
Morgan Stanley Capital Services, Inc.	USD	548	INR	41,501	01/07/2022	9,294
Morgan Stanley Capital Services, Inc.	USD	729	ZAR	11,611	01/25/2022	(2,783)
Morgan Stanley Capital Services, Inc.	USD	3,357	AUD	4,541	02/08/2022	(53,130)
Morgan Stanley Capital Services, Inc.	EUR	1,136	USD	1,286	02/10/2022	(8,434)
Morgan Stanley Capital Services, Inc.	USD	1,629	EUR	1,440	02/10/2022	11,218
Natwest Markets PLC	NOK	12,176	USD	1,427	01/20/2022	44,497
Standard Chartered Bank	INR	28,571	USD	382	01/07/2022	(2,185)
Standard Chartered Bank	USD	1,143	INR	85,791	01/07/2022	9,518
Standard Chartered Bank	TWD	7,197	USD	259	01/20/2022	(726)
State Street Bank & Trust Co.	CHF	2,317	USD	2,525	01/13/2022	(17,909)
State Street Bank & Trust Co.	USD	543	CHF	499	01/13/2022	4,507
State Street Bank & Trust Co.	GBP	291	USD	387	01/14/2022	(6,991)
State Street Bank & Trust Co.	NOK	2,924	USD	350	01/20/2022	18,327
State Street Bank & Trust Co.	JPY	94,820	USD	836	02/09/2022	11,508
State Street Bank & Trust Co.	USD	497	JPY	56,425	02/09/2022	(6,368)
State Street Bank & Trust Co.	USD	336	HKD	2,616	02/10/2022	(246)
UBS AG	BRL	5,081	USD	910	01/04/2022	(1,716)
UBS AG	USD	901	BRL	5,081	01/04/2022	11,700
UBS AG	USD	3,135	GBP	2,311	01/14/2022	(7,391)
UBS AG	EUR	1,202	USD	1,361	02/10/2022	(8,165)

						$215,123

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2021, the market value of this security amounted to $1,040,778 or 0.5% of net assets.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

11

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

RUB—Russian Ruble

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

See notes to financial statements.

12

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2021	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $126,019,685)	$213,779,709
Affiliated issuers (cost $6,674,164)	6,674,164
Foreign currencies, at value (cost $309,899)	312,601
Unrealized appreciation on forward currency exchange contracts	500,615
Unaffiliated dividends receivable	174,994
Receivable for capital stock sold	134,811
Affiliated dividends receivable	37

Total assets	221,576,931

LIABILITIES
Foreign capital gains tax payable	353,740
Unrealized depreciation on forward currency exchange contracts	285,492
Advisory fee payable	128,532
Custody and accounting fees payable	79,779
Printing fee payable	53,982
Payable for capital stock redeemed	45,485
Distribution fee payable	31,325
Administrative fee payable	22,471
Transfer Agent fee payable	146
Accrued expenses	44,841

Total liabilities	1,045,793

NET ASSETS	$220,531,138

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,951
Additional paid-in capital	116,093,440
Distributable earnings	104,432,747

NET ASSETS	$220,531,138

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$70,722,842	1,530,784	$46.20

B	$149,808,296	3,420,637	$43.80

See notes to financial statements.

13

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2021	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $122,836)	$1,344,206
Affiliated issuers	560
Securities lending income	4,923

1,349,689

EXPENSES
Advisory fee (see Note B)	1,527,308
Distribution fee—Class B	347,451
Transfer agency—Class A	2,098
Transfer agency—Class B	4,507
Custody and accounting	91,282
Administrative	87,441
Printing	60,170
Audit and tax	58,782
Legal	30,445
Directors’ fees	21,059
Miscellaneous	16,522

Total expenses	2,247,065
Less: expenses waived and reimbursed by the Adviser (see Note B)	(104,540)

Net expenses	2,142,525

Net investment loss	(792,836)

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions(a)	17,463,865
Forward currency exchange contracts	124,792
Foreign currency transactions	520,859
Net change in unrealized appreciation/depreciation of:
Investments(b)	23,924,970
Forward currency exchange contracts	138,989
Foreign currency denominated assets and liabilities	6,297

Net gain on investment and foreign currency transactions	42,179,772

NET INCREASE IN NET ASSETS FROM OPERATIONS	$41,386,936

(a)	Net of foreign realized capital gains taxes of $146,914.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $358,173.

See notes to financial statements.

14

GLOBAL THEMATIC GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(792,836)	$(665,917)
Net realized gain on investment and foreign currency transactions	18,109,516	25,123,789
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	24,070,256	26,215,492

Net increase in net assets from operations	41,386,936	50,673,364
Distributions to Shareholders
Class A	(7,534,996)	(4,560,500)
Class B	(17,177,009)	(9,895,739)
CAPITAL STOCK TRANSACTIONS
Net increase	18,478,020	12,279,122

Total increase	35,152,951	48,496,247
NET ASSETS
Beginning of period	185,378,187	136,881,940

End of period	$220,531,138	$185,378,187

See notes to financial statements.

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2021	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Thematic Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

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AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2021:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$48,435,190		$18,198,175		$–0	–	$66,633,365
Industrials	26,058,088		17,273,766		–0	–	43,331,854
Health Care	28,801,943		13,365,271		–0	–	42,167,214
Financials	11,550,292		15,477,617		–0	–	27,027,909
Consumer Discretionary	14,248,711		2,604,475		–0	–	16,853,186
Utilities	6,478,725		2,187,385		–0	–	8,666,110
Materials	–0	–	6,561,309		–0	–	6,561,309
Consumer Staples	2,538,762		–0–		–0	–	2,538,762
Short-Term Investments	6,674,164		–0–		–0	–	6,674,164

Total Investments in Securities	144,785,875		75,667,998	(a)	–0	–	220,453,873
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	500,615		–0	–	500,615
Liabilities:
Forward Currency Exchange Contracts	–0	–	(285,492)		–0	–	(285,492)

Total	$144,785,875		$75,883,121		$–0	–	$220,668,996

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

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AB Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to .05% on an annual basis of the average net assets for Class A and Class B. For the year ended December 31, 2021, such reimbursements/waivers amounted to $101,820. This fee waiver and/or expense reimbursement agreement extends through May 1, 2022 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2021, the reimbursement for such services amounted to $87,441.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2021.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2021, such waiver amounted to $2,720.

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/21 (000)		Dividend Income (000)
Government Money Market Portfolio	$8,795		$37,001	$39,122	$6,674		$1
Government Money Market Portfolio*	–0	–	5,611	5,611	–0	–	0	**

Total					$6,674		$1

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$47,229,812		$51,579,966
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$133,056,566

Gross unrealized appreciation	$91,084,958
Gross unrealized depreciation	(3,678,827)

Net unrealized appreciation	$87,406,131

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale

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AB Variable Products Series Fund

commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2021, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2021, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$500,615	Unrealized depreciation on forward currency exchange contracts	$285,492

Total		$500,615		$285,492

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$124,792	$138,989

Total		$124,792	$138,989

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2021:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$41,704,562
Average principal amount of sale contracts	$40,869,350

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$7,275	$–0	–	$–0	–	$–0	–	$7,275
Barclays Bank PLC	5,356	(5,356)		–0	–	–0	–	–0	–
BNP Paribas SA	1,023	–0	–	–0	–	–0	–	1,023
Citibank, NA	21,446	(21,446)		–0	–	–0	–	–0	–
Deutsche Bank AG	299,009	(11,960)		–0	–	–0	–	287,049
Goldman Sachs Bank USA	27,713	–0	–	–0	–	–0	–	27,713
JPMorgan Chase Bank, NA	18,224	–0	–	–0	–	–0	–	18,224
Morgan Stanley Capital Services, Inc.	20,512	(20,512)		–0	–	–0	–	–0	–
Natwest Markets PLC	44,497	–0	–	–0	–	–0	–	44,497
Standard Chartered Bank	9,518	(2,911)		–0	–	–0	–	6,607
State Street Bank & Trust Co.	34,342	(31,514)		–0	–	–0	–	2,828
UBS AG	11,700	(11,700)		–0	–	–0	–	–0	–

Total	$500,615	$(105,399)		$–0	–	$–0	–	$395,216	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$74,867	$(5,356)		$–0	–	$–0	–	$69,511
Citibank, NA	82,621	(21,446)		–0	–	–0	–	61,175
Deutsche Bank AG	11,960	(11,960)		–0	–	–0	–	–0	–
Morgan Stanley Capital Services, Inc.	64,347	(20,512)		–0	–	–0	–	43,835
Standard Chartered Bank	2,911	(2,911)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	31,514	(31,514)		–0	–	–0	–	–0	–
UBS AG	17,272	(11,700)		–0	–	–0	–	5,572

Total	$285,492	$(105,399)		$–0	–	$–0	–	$180,093	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or

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AB Variable Products Series Fund

repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2021 is as follows:

							Government Money Market Portfolio
Market Value of Securities on Loan*		Cash Collateral*		Market Value of Non-Cash Collateral*		Income from Borrowers	Income Earned	Advisory Fee Waived
$–0	–	$–0	–	$–0	–	$4,904	$19	$–0	–

*	As of December 31, 2021.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Class A
Shares sold	168,391	200,725	$7,542,892	$7,348,517
Shares issued in reinvestment of dividends and distributions	173,059	127,211	7,534,996	4,560,500
Shares redeemed	(186,103)	(242,399)	(8,388,232)	(8,398,976)

Net increase	155,347	85,537	$6,689,656	$3,510,041

Class B
Shares sold	519,440	515,559	$22,261,300	$18,322,349
Shares issued in reinvestment of dividends and distributions	415,707	288,421	17,177,009	9,895,739
Shares redeemed	(649,032)	(578,470)	(27,649,945)	(19,449,007)

Net increase	286,115	225,510	$11,788,364	$8,769,081

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GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

At December 31, 2021, certain shareholders of the Portfolio owned 57 % in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Portfolio.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Industry/Sector Risk—Investments in a particular sector, industry or group of related industries, such as the information technology or health care sector, may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility

24

AB Variable Products Series Fund

and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$1,797,950	$1,036,748
Net long-term capital gains	22,914,055	13,419,491

Total taxable distributions paid	$24,712,005	$14,456,239

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$175,923
Undistributed capital gains	17,205,843
Unrealized appreciation/(depreciation)	87,050,981	(a)

Total accumulated earnings/(deficit)	$104,432,747

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2021, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

25

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

At a meeting held on November 2-4, 2021, the Adviser recommended and the Portfolio’s Board of Directors approved certain changes to the Portfolio, including changing the Portfolio’s name to “AB Sustainable Global Thematic Portfolio” and changes to the Portfolio’s principal investment strategies. These changes are addressed in a supplement (dated November 5, 2021) to the Fund’s prospectus and will be effective on or about May 1, 2022.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

26

GLOBAL THEMATIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2021	2020	2019	2018	2017
Net asset value, beginning of period	$42.40	$33.52	$27.35	$30.32	$22.29

Income From Investment Operations
Net investment income (loss) (a)(b)	(.10)	(.10)	.08	.11	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.46	12.64	8.00	(3.08)	8.13

Net increase (decrease) in net asset value from operations	9.36	12.54	8.08	(2.97)	8.16

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.24)	(.13)	–0	–	(.13)
Distributions from net realized gain on investment transactions	(5.56)	(3.42)	(1.78)	–0	–	–0	–

Total dividends and distributions	(5.56)	(3.66)	(1.91)	–0	–	(.13)

Net asset value, end of period	$46.20	$42.40	$33.52	$27.35	$30.32

Total Return
Total investment return based on net asset value (c)*	22.87%	39.41%	30.16%	(9.79)%	36.66%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,723	$58,316	$43,237	$35,799	$40,121
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)‡	.88%	.94%	.99%	.99%	1.02%
Expenses, before waivers/reimbursements (d)‡	.93%	1.00%	1.04%	1.01%	1.02%
Net investment income (loss) (b)	(.22)%	(.29)%	.27%	.37%	.09%
Portfolio turnover rate	24%	44%	43%	32%	40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.01%	.00%	.00%	.00%

See footnote summary on page 28.

27

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2021	2020	2019	2018	2017
Net asset value, beginning of period	$40.54	$32.19	$26.33	$29.25	$21.52

Income From Investment Operations
Net investment income (loss) (a)(b)	(.20)	(.18)	.01	.04	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.02	12.11	7.68	(2.96)	7.84

Net increase (decrease) in net asset value from operations	8.82	11.93	7.69	(2.92)	7.80

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.16)	(.05)	–0	–	(.07)
Distributions from net realized gain on investment transactions	(5.56)	(3.42)	(1.78)	–0	–	–0	–

Total dividends and distributions	(5.56)	(3.58)	(1.83)	–0	–	(.07)

Net asset value, end of period	$43.80	$40.54	$32.19	$26.33	$29.25

Total Return
Total investment return based on net asset value (c)*	22.57%	39.08%	29.78%	(9.98)%	36.30%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$149,808	$127,062	$93,645	$80,949	$106,331
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)‡	1.13%	1.19%	1.24%	1.24%	1.26%
Expenses, before waivers/reimbursements (d)‡	1.18%	1.25%	1.29%	1.25%	1.27%
Net investment income (loss) (b)	(.47)%	(.54)%	.02%	.13%	(.15)%
Portfolio turnover rate	24%	44%	43%	32%	40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.01%	.00%	.00%	.00%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2020, such waiver amounted to .01%.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2017 by .04%.

See notes to financial statements.

28

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Global Thematic Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Global Thematic Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2022

29

2021 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2021. For corporate shareholders, 25.55% of dividends paid qualify for the dividends received deduction. The Portfolio designates $22,914,055 of dividends paid as long-term capital gain dividends.

30

GLOBAL THEMATIC GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Daniel C. Roarty(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President and Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
501 Commerce Street Nashville, TN 37203	P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Thematic and Sustainable Equities Investment Team. Mr. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

31

GLOBAL THEMATIC GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

33

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity Mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	74	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

34

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Daniel C. Roarty 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer of Sustainable Thematic Equities.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President and Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

35

GLOBAL THEMATIC GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

36

GLOBAL THEMATIC GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Thematic Growth Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

37

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and the directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

38

AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median, after giving effect to a voluntary waiver by the Adviser. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

39

VPS-GTG-0151-1221

DEC    12.31.21

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GROWTH AND INCOME PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GROWTH AND INCOME PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2022

The following is an update of AB Variable Products Series Fund—Growth and Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2021.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of US companies that the Adviser believes are trading at attractive valuations that have strong or improving business models.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2021.

All share classes of the Portfolio outperformed the benchmark for the annual period. Security selection contributed most, relative to the benchmark, due to selection within the industrials and consumer-discretionary sectors. Selection within financials and consumer staples detracted. Overall sector selection detracted from performance. Losses from underweights to energy and real estate offset gains from underweights to communication services and materials.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded double-digit returns and emerging markets lost ground during the annual period ended December 31, 2021. Global markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock markets gave back gains, however, after the US Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Portfolio’s Senior Investment Management Team (the “Team”) remains committed to using bottom-up research to build a Portfolio composed of well-managed companies that are attractively valued relative to their long-term earnings power. The Team’s objective is to find companies that stand out and deploy capital wisely, allowing these companies to grow dividends and enhance the long-term value of their shares.

1

GROWTH AND INCOME PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH AND INCOME PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2021 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Growth and Income Portfolio Class A	28.15%	12.86%	13.67%

Growth and Income Portfolio Class B	27.84%	12.58%	13.39%

Russell 1000 Value Index	25.16%	11.16%	12.97%

1   Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.63% and 0.88% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2011 to 12/31/2021 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Growth and Income Portfolio Class A shares (from 12/31/2011 to 12/31/2021) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on page 2.

3

GROWTH AND INCOME PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A*
Actual	$1,000	$1,069.60	$3.08	0.59%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.23	$3.01	0.59%

Class B
Actual	$1,000	$1,068.30	$4.38	0.84%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.97	$4.28	0.84%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH AND INCOME PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2021 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Wells Fargo & Co.	$35,123,999	3.8%
Philip Morris International, Inc.	32,896,980	3.6
Anthem, Inc.	32,599,377	3.5
Comcast Corp.—Class A	32,295,906	3.5
Raytheon Technologies Corp.	31,917,416	3.5
Berkshire Hathaway, Inc.—Class B	28,109,289	3.0
Amgen, Inc.	26,826,548	2.9
Goldman Sachs Group, Inc. (The)	26,246,756	2.8
Walmart, Inc.	24,966,838	2.7
Roche Holding AG (Sponsored ADR)	23,972,271	2.6

	$294,955,380	31.9%

SECTOR BREAKDOWN2

December 31, 2021 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Industrials	$183,436,770	19.9%
Financials	159,118,424	17.2
Health Care	145,409,291	15.8
Information Technology	122,353,315	13.3
Consumer Discretionary	96,089,292	10.4
Consumer Staples	57,863,818	6.3
Communication Services	52,886,095	5.7
Real Estate	28,837,090	3.1
Energy	28,139,506	3.0
Materials	22,981,575	2.5
Utilities	9,015,510	1.0
Short-Term Investments	16,506,798	1.8

Total Investments	$922,637,484	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2021	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.2%
INDUSTRIALS–19.9%
AEROSPACE & DEFENSE–7.2%
Curtiss-Wright Corp.	65,339	$9,060,559
Hexcel Corp.(a)	154,590	8,007,762
Raytheon Technologies Corp.	370,874	31,917,416
Textron, Inc.	222,783	17,198,848

		66,184,585

AIR FREIGHT & LOGISTICS–0.9%
Expeditors International of Washington, Inc.	59,854	8,037,794

CONSTRUCTION & ENGINEERING–0.9%
EMCOR Group, Inc.	69,020	8,792,458

Electrical Equipment–2.4%
Acuity Brands, Inc.	19,513	4,131,292
Emerson Electric Co.	197,879	18,396,811

		22,528,103

INDUSTRIAL CONGLOMERATES–0.6%
3M Co.	29,420	5,225,875

MACHINERY–2.7%
Altra Industrial Motion Corp.	59,336	3,059,957
Flowserve Corp.	103,287	3,160,582
Middleby Corp. (The)(a)	17,971	3,535,974
Westinghouse Air Brake Technologies Corp.	161,517	14,877,331

		24,633,844

PROFESSIONAL SERVICES–2.2%
Leidos Holdings, Inc.	80,706	7,174,763
Robert Half International, Inc.	114,277	12,744,171

		19,918,934

ROAD & RAIL–2.0%
Knight-Swift Transportation Holdings, Inc.	302,483	18,433,314

TRADING COMPANIES & DISTRIBUTORS–1.0%
MSC Industrial Direct Co., Inc.–Class A	115,178	9,681,863

		183,436,770

FINANCIALS–17.2%
BANKS–7.7%
Citigroup, Inc.	260,783	15,748,685
JPMorgan Chase & Co.	125,708	19,905,862
Wells Fargo & Co.	732,055	35,123,999

		70,778,546

CAPITAL MARKETS–4.2%
Goldman Sachs Group, Inc. (The)	68,610	26,246,756
Northern Trust Corp.	104,333	12,479,270

		38,726,026

CONSUMER FINANCE–0.3%
Capital One Financial Corp.	20,373	2,955,918

DIVERSIFIED FINANCIAL SERVICES–3.0%
Berkshire Hathaway, Inc.–Class B(a)	94,011	28,109,289

INSURANCE–2.0%
Aflac, Inc.	116,133	6,781,006
Allstate Corp. (The)	70,147	8,252,794
Fidelity National Financial, Inc.	67,360	3,514,845

		18,548,645

		159,118,424

HEALTH CARE–15.8%
BIOTECHNOLOGY–3.5%
Amgen, Inc.	119,245	26,826,548
Regeneron Pharmaceuticals, Inc.(a)	8,390	5,298,453

		32,125,001

HEALTH CARE PROVIDERS & SERVICES–5.9%
Anthem, Inc.	70,327	32,599,377
Cigna Corp.	68,052	15,626,781
Quest Diagnostics, Inc.	36,699	6,349,294

		54,575,452

LIFE SCIENCES TOOLS & SERVICES–2.0%
Bio-Rad Laboratories, Inc.–Class A(a)	10,866	8,210,024
PerkinElmer, Inc.	51,949	10,444,866

		18,654,890

PHARMACEUTICALS–4.4%
Pfizer, Inc.	272,340	16,081,677
Roche Holding AG (Sponsored ADR)	463,770	23,972,271

		40,053,948

		145,409,291

INFORMATION TECHNOLOGY–13.3%
COMMUNICATIONS EQUIPMENT–5.2%
Ciena Corp.(a)	171,037	13,164,718
Cisco Systems, Inc./Delaware	349,862	22,170,755
F5, Inc.(a)	51,557	12,616,514

		47,951,987

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.4%
Keysight Technologies, Inc.(a)	17,022	3,515,213

IT SERVICES–6.3%
Cognizant Technology Solutions Corp.–Class A	260,746	23,133,385
FleetCor Technologies, Inc.(a)	91,669	20,519,189

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MAXIMUS, Inc.	182,127	$14,510,058

		58,162,632

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.2%
MKS Instruments, Inc.	64,401	11,216,722

SOFTWARE–0.2%
Dolby Laboratories, Inc.–Class A	15,824	1,506,761

		122,353,315

CONSUMER DISCRETIONARY–10.4%
AUTO COMPONENTS–0.9%
BorgWarner, Inc.	190,851	8,601,655

DISTRIBUTORS–2.5%
LKQ Corp.	383,116	22,998,453

HOUSEHOLD DURABLES–2.3%
DR Horton, Inc.	193,071	20,938,550

INTERNET & DIRECT MARKETING RETAIL–0.3%
eBay, Inc.	43,852	2,916,158

MULTILINE RETAIL–2.6%
Target Corp.	101,632	23,521,710

SPECIALTY RETAIL–1.5%
AutoZone, Inc.(a)	4,993	10,467,275
Murphy USA, Inc.	18,030	3,592,297

		14,059,572

TEXTILES, APPAREL & LUXURY GOODS–0.3%
Deckers Outdoor Corp.(a)	8,335	3,053,194

		96,089,292

CONSUMER STAPLES–6.3%
FOOD & STAPLES RETAILING–2.7%
Walmart, Inc.	172,554	24,966,838

TOBACCO–3.6%
Philip Morris International, Inc.	346,284	32,896,980

		57,863,818

COMMUNICATION SERVICES–5.7%
DIVERSIFIED TELECOMMUNICATION SERVICES–5.7%
Comcast Corp.–Class A	641,683	32,295,906
Verizon Communications, Inc.	396,270	20,590,189

		52,886,095

REAL ESTATE–3.1%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–0.6%
Weyerhaeuser Co.	134,460	5,537,063

REAL ESTATE MANAGEMENT & DEVELOPMENT–2.5%
CBRE Group, Inc.–Class A(a)	214,727	23,300,027

		28,837,090

ENERGY–3.0%
ENERGY EQUIPMENT & SERVICES–0.4%
Helmerich & Payne, Inc.	147,522	3,496,271

OIL, GAS & CONSUMABLE FUELS–2.6%
Chevron Corp.	57,254	6,718,757
ConocoPhillips	92,751	6,694,767
EOG Resources, Inc.	126,418	11,229,711

		24,643,235

		28,139,506

MATERIALS–2.5%
CHEMICALS–1.0%
Mosaic Co. (The)	224,660	8,826,892

METALS & MINING–1.5%
BHP Group Ltd. (Sponsored ADR)(b)	112,308	6,777,788
Steel Dynamics, Inc.	118,848	7,376,895

		14,154,683

		22,981,575

UTILITIES–1.0%
ELECTRIC UTILITIES–1.0%
IDACORP, Inc.	79,565	9,015,510

Total Common Stocks (cost $674,104,500)		906,130,686

SHORT-TERM INVESTMENTS–1.8%
INVESTMENT COMPANIES–1.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio– Class AB, 0.01%(c)(d)(e) (cost $16,506,798)	16,506,798	16,506,798

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.0% (cost $690,611,298)		922,637,484

7

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.7%
INVESTMENT COMPANIES–0.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c)(d)(e) (cost $6,837,816)	6,837,816	$6,837,816

TOTAL INVESTMENTS–100.7% (cost $697,449,114)		929,475,300
Other assets less liabilities–(0.7)%		(6,723,483)

NET ASSETS–100.0%		$922,751,817

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

8

GROWTH AND INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2021	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $674,104,500)	$906,130,686	(a)
Affiliated issuers (cost $23,344,614—including investment of cash collateral for securities loaned of $6,837,816)	23,344,614
Unaffiliated dividends receivable	1,257,876
Receivable for capital stock sold	201,225
Affiliated dividends receivable	167

Total assets	930,934,568

LIABILITIES
Payable for collateral received on securities loaned	6,837,816
Advisory fee payable	419,374
Payable for capital stock redeemed	369,917
Distribution fee payable	155,954
Administrative fee payable	22,472
Transfer Agent fee payable	146
Accrued expenses	377,072

Total liabilities	8,182,751

NET ASSETS	$922,751,817

COMPOSITION OF NET ASSETS
Capital stock, at par	$25,457
Additional paid-in capital	547,946,581
Distributable earnings	374,779,779

NET ASSETS	$922,751,817

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$170,189,828	4,621,208	$36.83

B	$752,561,989	20,836,034	$36.12

(a)	Includes securities on loan with a value of $6,709,954 (see Note E).

See notes to financial statements.

9

GROWTH AND INCOME PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2021	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $126,610)	$18,353,222
Affiliated issuers	5,174
Securities lending income	53,948

18,412,344

EXPENSES
Advisory fee (see Note B)	5,912,227
Distribution fee—Class B	2,280,997
Transfer agency—Class A	1,526
Transfer agency—Class B	8,446
Custody and accounting	147,716
Administrative	87,359
Legal	73,569
Printing	58,050
Audit and tax	45,557
Directors’ fees	31,923
Miscellaneous	30,674

Total expenses	8,678,044
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(25,574)

Net expenses	8,652,470

Net investment income	9,759,874

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions(a)	232,012,332
Net change in unrealized appreciation/depreciation of investments	23,259,079

Net gain on investment transactions	255,271,411

NET INCREASE IN NET ASSETS FROM OPERATIONS	$265,031,285

(a)	On October 22, 2021, the Portfolio had a redemption-in-kind with total proceeds in the amount of $210,503,898. The realized gain of $58,959,295, resulting from redemption-in-kind, will not be recognized for tax purposes.

See notes to financial statements.

10

GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$9,759,874	$12,028,926
Net realized gain (loss) on investment transactions	232,012,332	(36,028,265)
Net change in unrealized appreciation/depreciation of investments	23,259,079	38,846,348

Net increase in net assets from operations	265,031,285	14,847,009
Distributions to Shareholders
Class A	(1,352,804)	(9,106,244)
Class B	(6,060,547)	(53,075,328)
CAPITAL STOCK TRANSACTIONS
Net decrease	(346,850,196)	(19,049,810)

Total decrease	(89,232,262)	(66,384,373)
NET ASSETS
Beginning of period	1,011,984,079	1,078,368,452

End of period	$922,751,817	$1,011,984,079

See notes to financial statements.

11

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2021	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Growth and Income Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

12

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2021:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$906,130,686		$–0	–	$–0	–	$906,130,686
Short-Term Investments	16,506,798		–0	–	–0	–	16,506,798
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,837,816		–0	–	–0	–	6,837,816

Total Investments in Securities	929,475,300		–0	–	–0	–	929,475,300
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$929,475,300		$–0	–	$–0	–	$929,475,300

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases

13

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2021, the reimbursement for such services amounted to $87,359.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2021.

14

AB Variable Products Series Fund

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2021, such waiver amounted to $25,381.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$38,262	$357,687	$379,442	$16,507	$5
Government Money Market Portfolio*	13,101	48,476	54,739	6,838	1

Total				$23,345	$6

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$517,717,088		$630,598,095
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$701,493,898

Gross unrealized appreciation	$238,506,952
Gross unrealized depreciation	(10,525,550)

Net unrealized appreciation	$227,981,402

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

15

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2021.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$6,709,954	$6,837,816	$–0–	$52,945	$1,003	$193

*	As of December 31, 2021.

16

AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Class A
Shares sold	519,539	711,385	$17,715,000	$18,355,193
Shares issued in reinvestment of dividends and distributions	38,563	361,798	1,352,804	9,106,244
Shares redeemed	(881,629)	(1,268,671)	(29,886,720)	(32,792,160)

Net decrease	(323,527)	(195,488)	$(10,818,916)	$(5,330,723)

Class B
Shares sold	1,732,963	2,404,541	$57,304,403	$60,446,536
Shares issued in reinvestment of dividends and distributions	175,974	2,145,887	6,060,547	53,075,328
Shares redeemed	(11,625,535)	(4,994,251)	(399,396,230)	(127,240,951)

Net decrease	(9,716,598)	(443,823)	$(336,031,280)	$(13,719,087)

At December 31, 2021, certain shareholders of the Portfolio owned 49% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may be underperforming the market generally.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Portfolio.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

17

GROWTH AND INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	2021		2020
Distributions paid from:
Ordinary income	$7,413,351		$17,089,865
Net long-term capital gains	–0	–	45,091,707

Total taxable distributions paid	$7,413,351		$62,181,572

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$21,192,615
Undistributed capital gains	125,605,762	(a)
Unrealized appreciation/(depreciation)	227,981,402	(b)

Total accumulated earnings/(deficit)	$374,779,779

(a)	During the fiscal year, the Portfolio utilized $35,158,323 of capital loss carry forwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2021, the Portfolio did not have any capital loss carryforwards.

18

AB Variable Products Series Fund

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

19

GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2021	2020	2019	2018	2017
Net asset value, beginning of period	$28.97	$30.30	$27.78	$33.35	$31.21

Income From Investment Operations
Net investment income (a)(b)	.38	.40	.43	.41	.31
Net realized and unrealized gain (loss) on investment transactions	7.76	.13	5.84	(1.84)	5.21
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	8.14	.53	6.27	(1.43)	5.52

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.42)	(.39)	(.34)	(.49)
Distributions from net realized gain on investment transactions	–0	–	(1.44)	(3.36)	(3.80)	(2.89)

Total dividends and distributions	(.28)	(1.86)	(3.75)	(4.14)	(3.38)

Net asset value, end of period	$36.83	$28.97	$30.30	$27.78	$33.35

Total Return
Total investment return based on net asset value (d)*	28.15%	2.72%	23.91%	(5.61)%	18.93%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$170,190	$143,269	$155,765	$133,188	$159,324
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.59%	.61%	.61%	.59%	.60%
Expenses, before waivers/reimbursements (e)‡	.59%	.62%	.62%	.60%	.60%
Net investment income (b)	1.13%	1.53%	1.43%	1.28%	.97%
Portfolio turnover rate	51%	54%	66%	96%	85%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.01%	.00%

See footnote summary on page 22.

20

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2021	2020	2019	2018	2017
Net asset value, beginning of period	$28.43	$29.76	$27.34	$32.88	$30.82

Income From Investment Operations
Net investment income (a)(b)	.29	.33	.35	.33	.23
Net realized and unrealized gain (loss) on investment transactions	7.61	.13	5.74	(1.81)	5.14
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	7.90	.46	6.09	(1.48)	5.37

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.35)	(.31)	(.26)	(.42)
Distributions from net realized gain on investment transactions	–0	–	(1.44)	(3.36)	(3.80)	(2.89)

Total dividends and distributions	(.21)	(1.79)	(3.67)	(4.06)	(3.31)

Net asset value, end of period	$36.12	$28.43	$29.76	$27.34	$32.88

Total Return
Total investment return based on net asset value (d)*	27.84%	2.47%	23.61%	(5.84)%	18.59%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$752,562	$868,715	$922,603	$772,904	$906,790
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.84%	.86%	.86%	.84%	.85%
Expenses, before waivers/reimbursements (e)‡	.85%	.87%	.87%	.85%	.85%
Net investment income (b)	.87%	1.28%	1.18%	1.03%	.72%
Portfolio turnover rate	51%	54%	66%	96%	85%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.01%	.00%

See footnote summary on page 22.

21

GROWTH AND INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2020, December 31, 2019 and December 31, 2018, such waiver amounted to .01%, .01% and .01%, respectively.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2019, December 31, 2018 and December 31, 2017 by .15%, .02% and .68%, respectively.

Includes the impact of a reimbursement from the Adviser as a result of an error made by the Adviser in processing a claim for class action settlement, which enhanced the Portfolio’s performance for the year ended December 31, 2017 by .01%.

See notes to financial statements.

22

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Growth and Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Growth and Income Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2022

23

2021 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2021. For corporate shareholders, 100.00% of dividends paid qualify for the dividends received deduction.

24

GROWTH AND INCOME PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Frank V. Caruso(2), Vice President John H. Fogarty(2), Vice President Vinay Thapar(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President and Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 1000

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Relative Value Investment Team. Messrs. Caruso, Fogarty and Thapar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

25

GROWTH AND INCOME PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

27

GROWTH AND INCOME PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

28

AB Variable Products Series Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

29

GROWTH AND INCOME PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Frank V. Caruso 65	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer of US Growth Equities.

John H. Fogarty 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Vinay Thapar 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President and Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

30

GROWTH AND INCOME PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

31

GROWTH AND INCOME PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Growth and Income Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

32

AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2019 and concluded that the Adviser’s level of profitability from its relationship with the Fund in 2020 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

33

GROWTH AND INCOME PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

34

VPS-GI-0151-1221

DEC    12.31.21

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERMEDIATE BOND PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2022

The following is an update of AB Variable Products Series Fund—Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2021.

At a meeting of the Board of Directors of AB Variable Products Series Fund, Inc. (the “Fund”) held on November 2-4, 2021, the Board approved the liquidation and termination of the Portfolio (the “Liquidation”). The Portfolio expects to make liquidating distributions on or shortly after March 4, 2022, and will convert its assets to cash shortly before this date. The insurance company separate accounts through which owners of variable insurance contracts hold interests in the Portfolio will give such Contractholders notice of the Liquidation as well as information about allocating their variable insurance contract assets to other investment options available under their contracts.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three and 10 years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds (commonly known as “junk bonds”). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations and assignments, inflation-indexed securities, structured securities, variable, floating and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures contracts, forwards and swaps.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Bloomberg US Aggregate Bond Index, for the one-, five- and 10-year periods ended December 31, 2021.

During the annual period, Class B shares underperformed the benchmark while Class A shares outperformed. Off-benchmark country allocations to Canada and Brazil detracted, relative to the benchmark. Sector allocation contributed due to an underweight to US Treasuries, off-benchmark allocations to agency risk-sharing transactions, high-yield corporate bonds in the US and exposure to US Treasury inflation-protected securities, which more than offset a loss from exposure to collateralized mortgage obligations. Security selection among commercial mortgage-backed securities and investment-grade corporate bonds added to returns, offsetting a loss within US agency mortgages. Yield-curve duration positioning also contributed, as an underweight to the 20-year part of the curve exceeded a shortfall from an underweight to the five- to 10-year parts of the curve. Currency decisions did not have a meaningful impact on performance during the period. Gains from short positions in the Australian dollar and Swedish krona, and a long position in the Russian ruble, offset losses from shorts in the euro and New Zealand dollar, as well as long positions in the Swiss franc and yen.

During the annual period, the Portfolio utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Written swaptions were used for duration management. Consumer Price Index swaps were held to gain exposure to rising inflation expectations. The utilization of government-agency-related To Be Announced mortgage short-term positions was a significant contributor to the Portfolio’s turnover rate of 144%.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income government bond market yields were higher for the annual period ended December 31, 2021. Numerous central banks became more hawkish, prompting short-term yields to rise more than longer-term yields and causing all major treasury market returns to fall on inflation concerns. Treasury losses were the greatest in the UK, Australia and the eurozone. Inflation bonds significantly outperformed nominal government bonds. Low interest rates set the stage for the continued outperformance of most risk assets, led by the large positive performance of high-yield corporate bonds—particularly

1

INTERMEDIATE BOND PORTFOLIO

(continued)	AB Variable Products Series Fund Inc.

in the US, eurozone and emerging markets. Emerging-market investment-grade corporate bonds rose, while developed-market bonds fell on rising yields and outperformed developed-market treasuries with a smaller loss. Securitized assets fell but outperformed US Treasuries.

Emerging-market sovereign and local-currency bonds trailed as the US dollar gained against most developed- and emerging-market currencies. Commodity prices were strong, with Brent crude oil and copper climbing from pandemic-related lows.

2

INTERMEDIATE BOND PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Bloomberg US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

INTERMEDIATE BOND PORTFOLIO
DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

principal sooner than expected, exposing the Portfolio to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

INTERMEDIATE BOND PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2021 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Intermediate Bond Portfolio Class A	-1.45%	3.03%	3.00%

Intermediate Bond Portfolio Class B	-1.64%	2.78%	2.75%

Bloomberg US Aggregate Bond Index	-1.54%	3.57%	2.90%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.27% and 1.52% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2011 TO 12/31/2021 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Intermediate Bond Portfolio Class A shares (from 12/31/2011 to 12/31/2021) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

INTERMEDIATE BOND PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$997.30	$7.20	1.43%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.00	$7.27	1.43%

Class B
Actual	$1,000	$997.40	$8.46	1.68%
Hypothetical (5% annual return before expenses)	$1,000	$1,016.74	$8.54	1.68%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

INTERMEDIATE BOND PORTFOLIO
TOP TEN SECTORS (including derivatives)[1]

December 31, 2021 (unaudited)	AB Variable Products Series Fund

Governments—Treasuries[2]	32.3%
Corporates—Investment Grade	24.7
Commercial Mortgage-Backed Securities	17.7
Mortgage Pass-Throughs	12.6
Collateralized Mortgage Obligations	9.8
Corporates—Non-Investment Grade	6.3
Asset-Backed Securities	5.5
Inflation-Linked Securities	3.1
Interest Rate Swaps[3]	2.0
Local Governments—US Municipal Bonds	1.7

SECTOR BREAKDOWN (excluding derivatives)4

December 31, 2021 (unaudited)

Corporates—Investment Grade	23.5%
Governments—Treasuries	18.7
Commercial Mortgage-Backed Securities	16.8
Mortgage Pass-Throughs	12.0
Collateralized Mortgage Obligations	9.3
Asset-Backed Securities	5.2
Corporates—Non-Investment Grade	5.0
Inflation-Linked Securities	3.0
Local Governments—US Municipal Bonds	1.6
Emerging Markets—Corporate Bonds	0.3
Short-Term Investments	4.6

1	All data are as of December 31, 2021. The Portfolio’s sectors include derivative exposure and are expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Treasury Futures.

3	Represents the exposure of the Portfolio’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

4	All data are as of December 31, 2021. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2021	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADE–24.7%
INDUSTRIAL–14.4%
BASIC–1.3%
Alpek SAB de CV 4.25%, 09/18/2029(a)	U.S.$	200	$212,413
Suzano Austria GmbH
2.50%, 09/15/2028		82	79,104
3.75%, 01/15/2031		17	17,253
WRKCo., Inc. 4.00%, 03/15/2028		62	68,428
Yamana Gold, Inc. 2.63%, 08/15/2031(a)		70	67,572

			444,770

CAPITAL GOODS–0.6%
Flowserve Corp. 2.80%, 01/15/2032		46	44,810
Parker-Hannifin Corp. 3.25%, 06/14/2029		25	26,479
Raytheon Technologies Corp. 4.125%, 11/16/2028		80	89,526
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/2025		15	15,655
4.40%, 03/15/2024		37	39,223

			215,693

COMMUNICATIONS–MEDIA–1.2%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.80%, 03/01/2050		15	16,815
5.125%, 07/01/2049		23	26,636
Comcast Corp. 4.15%, 10/15/2028		95	107,806
Discovery Communications LLC
4.65%, 05/15/2050		9	10,590
5.20%, 09/20/2047		15	18,548
5.30%, 05/15/2049		10	12,644
Fox Corp.
4.709%, 01/25/2029		25	28,578
5.576%, 01/25/2049		43	58,638
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		20	22,969
Netflix, Inc. 5.875%, 11/15/2028		83	100,074

			403,298

COMMUNICATIONS– TELECOMMUNICATIONS–0.5%
AT&T, Inc.
3.50%, 09/15/2053		16	16,172
3.65%, 09/15/2059		74	74,699
4.30%, 12/15/2042		31	34,961
T-Mobile USA, Inc.
2.625%, 02/15/2029		10	9,843
2.875%, 02/15/2031		41	40,479
3.375%, 04/15/2029(a)		7	7,143

			183,297

CONSUMER CYCLICAL– AUTOMOTIVE–0.6%
General Motors Co. 6.125%, 10/01/2025	U.S.$	25	28,744
General Motors Financial Co., Inc.
4.30%, 07/13/2025		30	32,341
5.25%, 03/01/2026		21	23,553
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		128	134,123

			218,761

CONSUMER CYCLICAL– OTHER –0.4%
Las Vegas Sands Corp. 3.90%, 08/08/2029		85	85,488
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		12	13,514
MDC Holdings, Inc. 6.00%, 01/15/2043		38	47,944

			146,946

CONSUMER CYCLICAL– RETAILERS–0.7%
Advance Auto Parts, Inc. 3.90%, 04/15/2030		88	96,304
Lowe’s Cos., Inc. 3.65%, 04/05/2029		29	31,784
Ross Stores, Inc. 4.70%, 04/15/2027		113	127,410

			255,498

CONSUMER NON-CYCLICAL–1.4%
Altria Group, Inc.
3.40%, 05/06/2030		85	88,268
4.80%, 02/14/2029		26	29,364
BAT Capital Corp. 2.726%, 03/25/2031		50	48,564
Cigna Corp. 4.375%, 10/15/2028		58	65,934
CVS Health Corp. 4.30%, 03/25/2028		4	4,492
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		50	48,917
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		200	211,654

			497,193

ENERGY–4.1%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		129	124,619
Cenovus Energy, Inc.
4.25%, 04/15/2027		12	13,095
4.40%, 04/15/2029		132	146,081
Chevron USA, Inc. 3.85%, 01/15/2028		30	33,332

8

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Continental Resources, Inc./OK
2.875%, 04/01/2032(a)	U.S.$	51	$49,909
5.75%, 01/15/2031(a)		36	42,434
Devon Energy Corp. 5.60%, 07/15/2041		50	62,945
Enbridge Energy Partners LP 7.375%, 10/15/2045		70	109,145
Energy Transfer LP
4.75%, 01/15/2026		175	191,403
6.25%, 04/15/2049		14	18,308
Marathon Oil Corp. 6.80%, 03/15/2032		100	129,064
Marathon Petroleum Corp.
5.125%, 12/15/2026		30	34,210
6.50%, 03/01/2041		18	24,827
ONEOK Partners LP 6.125%, 02/01/2041		5	6,333
ONEOK, Inc.
4.00%, 07/13/2027		87	94,095
4.35%, 03/15/2029		57	62,536
6.35%, 01/15/2031		23	28,994
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/2029		40	41,599
4.50%, 12/15/2026		25	27,445
Suncor Energy, Inc. 6.80%, 05/15/2038		59	82,886
TransCanada PipeLines Ltd. 6.10%, 06/01/2040		91	126,266

			1,449,526

SERVICES–0.8%
Booking Holdings, Inc. 4.625%, 04/13/2030		104	121,240
Expedia Group, Inc. 4.625%, 08/01/2027		40	44,701
Global Payments, Inc. 3.20%, 08/15/2029		28	29,154
IHS Markit Ltd.
4.25%, 05/01/2029		19	21,525
4.75%, 08/01/2028		7	8,094
Moody’s Corp. 4.25%, 02/01/2029		41	46,357

			271,071

TECHNOLOGY–2.5%
Broadcom, Inc.
3.137%, 11/15/2035(a)		16	16,083
3.187%, 11/15/2036(a)		52	52,168
4.11%, 09/15/2028		56	61,447
4.15%, 11/15/2030		120	133,080
Dell International LLC/EMC Corp. 6.02%, 06/15/2026		78	90,383
Fiserv, Inc. 3.50%, 07/01/2029		87	93,569
Infor, Inc. 1.75%, 07/15/2025(a)		34	33,838

KLA Corp. 4.10%, 03/15/2029	U.S.$	14	15,841
Kyndryl Holdings, Inc. 2.05%, 10/15/2026(a)		90	87,764
Micron Technology, Inc. 4.185%, 02/15/2027		59	64,777
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(a)		28	33,553
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030(a)		30	31,946
Oracle Corp.
2.875%, 03/25/2031		57	57,286
3.95%, 03/25/2051		68	70,758
Western Digital Corp. 3.10%, 02/01/2032		30	30,216

			872,709

TRANSPORTATION– AIRLINES–0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50%, 10/20/2025(a)		39	41,332
4.75%, 10/20/2028(a)		46	50,317

			91,649

			5,050,411

FINANCIAL INSTITUTIONS–9.9%
BANKING–6.5%
Banco de Credito del Peru 3.125%, 07/01/2030(a)		87	85,956
Banco Santander SA 3.49%, 05/28/2030		200	211,742
Bank of America Corp.
2.299%, 07/21/2032		52	51,066
2.687%, 04/22/2032		56	56,882
Series DD
6.30%, 03/10/2026(b)		27	30,426
Series Z
6.50%, 10/23/2024(b)		41	44,765
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(b)		17	18,192
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)		29	39,186
BNP Paribas SA 2.871%, 04/19/2032(a)		200	202,622
CIT Group, Inc. 5.25%, 03/07/2025		56	61,536
Citigroup, Inc.
3.98%, 03/20/2030		37	40,815
4.075%, 04/23/2029		52	57,336
5.95%, 01/30/2023(b)		55	56,691
Series W
4.00%, 12/10/2025(b)		37	37,244
Citizens Financial Group, Inc. 4.30%, 12/03/2025		99	107,649
Credit Suisse Group AG 3.80%, 06/09/2023		265	274,680

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Fifth Third Bancorp Series L 4.50%, 09/30/2025(b)	U.S.$	24	$25,323
Goldman Sachs Group, Inc. (The)
2.383%, 07/21/2032		19	18,709
2.615%, 04/22/2032		78	78,396
Series V
4.125%, 11/10/2026(b)		28	28,394
JPMorgan Chase & Co.
2.58%, 04/22/2032		116	117,445
Series I
3.599% (LIBOR 3 Month + 3.47%), 04/30/2022(b)(c)		36	36,095
Series V
3.534% (LIBOR 3 Month + 3.32%), 04/01/2022(b)(c)		18	18,009
Series Z
3.932% (LIBOR 3 Month + 3.80%), 02/01/2022(b)(c)		51	51,070
Morgan Stanley
Series G
3.772%, 01/24/2029		82	89,285
Series H
3.734% (LIBOR 3 Month + 3.61%), 01/18/2022(b) (c)		10	10,004
Santander Holdings USA, Inc. 4.40%, 07/13/2027		41	45,056
Standard Chartered PLC 1.639% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		100	96,320
Truist Financial Corp. Series Q 5.10%, 03/01/2030(b)		81	90,637
US Bancorp Series J 5.30%, 04/15/2027(b)		63	67,968
Wells Fargo & Co.
2.188%, 04/30/2026		62	63,171
3.584%, 05/22/2028		20	21,507
Series BB
3.90%, 03/15/2026(b)		33	33,762

			2,267,939

BROKERAGE–0.3%
Charles Schwab Corp. (The)
Series G
5.375%, 06/01/2025(b)		44	47,993
Series I
4.00%, 06/01/2026(b)		72	73,651

			121,644

FINANCE–1.5%
Air Lease Corp.
2.10%, 09/01/2028		23	22,242
2.875%, 01/15/2026		7	7,219
3.625%, 04/01/2027		8	8,420
Aircastle Ltd.
2.85%, 01/26/2028(a)		88	88,648

4.125%, 05/01/2024	U.S.$	18	18,829
4.25%, 06/15/2026		7	7,505
5.25%, 08/11/2025(a)		47	51,673
Aviation Capital Group LLC
1.95%, 01/30/2026-09/20/2026(a)		62	60,549
3.50%, 11/01/2027(a)		17	17,521
4.125%, 08/01/2025(a)		2	2,114
4.375%, 01/30/2024(a)		14	14,691
4.875%, 10/01/2025(a)		20	21,654
5.50%, 12/15/2024(a)		46	50,348
Synchrony Financial
2.875%, 10/28/2031		53	52,864
4.50%, 07/23/2025		81	87,568

			511,845

INSURANCE–0.9%
Alleghany Corp. 3.625%, 05/15/2030		95	103,055
Centene Corp. 2.625%, 08/01/2031		21	20,658
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		35	60,474
Prudential Financial, Inc. 5.875%, 09/15/2042		83	84,889
Voya Financial, Inc. 5.65%, 05/15/2053		31	32,235

			301,311

REITs–0.7%
Digital Realty Trust LP 3.60%, 07/01/2029		56	60,840
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		45	45,230
Host Hotels & Resorts LP
Series
4.00%, 06/15/2025		39	41,385
Series I
3.50%, 09/15/2030		7	7,188
Series J
2.90%, 12/15/2031		22	21,278
Vornado Realty LP 3.40%, 06/01/2031		77	79,348

			255,269

			3,458,008

UTILITY–0.4%
ELECTRIC–0.3%
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		34	34,196
Entergy Corp. 1.90%, 06/15/2028		81	79,431

			113,627

10

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

OTHER UTILITY–0.1%
American Water Capital Corp. 3.45%, 06/01/2029	U.S.$	17	$18,350

			131,977

Total Corporates–Investment Grade (cost $8,380,667)			8,640,396

GOVERNMENTS– TREASURIES–19.6%
MALAYSIA–0.3%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	474	114,210

UNITED STATES–19.3%
U.S. Treasury Bonds
1.75%, 08/15/2041		1,218	1,184,310
1.875%, 02/15/2051		382	379,871
2.00%, 11/15/2041-08/15/2051		654	669,022
2.375%, 05/15/2051		15	16,756
5.375%, 02/15/2031		244	325,681
U.S. Treasury Notes
0.125%, 08/31/2022(d)		883	882,572
0.375%, 09/15/2024		493	486,046
0.875%, 09/30/2026-11/15/2030		825	801,046
1.125%, 10/31/2026		74	73,362
1.25%, 11/30/2026-08/15/2031		1,359	1,337,112
1.375%, 11/15/2031		192	190,235
1.625%, 05/15/2026		391	398,087

			6,744,100

Total Governments–Treasuries (cost $6,797,932)			6,858,310

COMMERCIAL MORTGAGE-BACKED SECURITIES–17.6%
NON-AGENCY FIXED RATE CMBS–14.0%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)		110	100,089
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		100	106,288
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050		155	167,347
CFCRE Commercial Mortgage Trust
Series 2016-C4, Class A4
3.283%, 05/10/2058		115	120,847
Series 2016-C4, Class AM
3.691%, 05/10/2058		45	47,499
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)		260	265,053

Citigroup Commercial Mortgage Trust
Series 2015-GC27, Class A5
3.137%, 02/10/2048	U.S.$	144	149,699
Series 2015-GC35, Class A4
3.818%, 11/10/2048		55	58,965
Series 2016-C1, Class A4
3.209%, 05/10/2049		192	202,295
Series 2016-GC36, Class A5
3.616%, 02/10/2049		65	69,312
Commercial Mortgage Trust
Series 2013-SFS, Class A1
1.873%, 04/12/2035(a)		20	19,991
Series 2014-UBS3, Class A4
3.819%, 06/10/2047		130	136,750
Series 2014-UBS5, Class A4
3.838%, 09/10/2047		130	137,216
Series 201-4UBS6,Class AM
4.048%, 12/10/2047		45	47,483
Series 2015-CR24, Class A5
3.696%, 08/10/2048		65	69,126
Series 2015-DC1, Class A5
3.35%, 02/10/2048		80	83,867
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class A4
3.504%, 06/15/2057		100	105,410
Series 2015-C3, Class A4
3.718%, 08/15/2048		117	123,911
Series 2015-C4, Class A4
3.808%, 11/15/2048		215	230,113
GS Mortgage Securities Trust
Series 2013-G1, Class A2
3.557%, 04/10/2031(a)		136	135,236
Series 2014-GC22, Class A5
3.862%, 06/10/2047		77	81,075
Series 2015-GC28, Class A5
3.396%, 02/10/2048		95	99,602
Series 2018-GS9, Class A4
3.992%, 03/10/2051		75	83,233
GSF
Series 2021-1, Class A1 1.433%,08/15/2026(e)(f)		23	22,286
Series 2021-1, Class A2 2.435%,08/15/2026(e)(f)		46	46,590
Series 2021-1, Class AS 2.638%, 08/15/2026(e)(f)		4	4,024
JPMBB Commercial Mortgage Securities Trust
Series 2014-C21, Class A5 3.775%, 08/15/2047		100	105,292
Series 2014-C22, Class XA 0.823%, 09/15/2047(g)		2,434	43,434
Series 2014-C24, Class C 4.385%, 11/15/2047		110	106,343
Series 2015-C30, Class A5
3.822%, 07/15/2048		65	69,649

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2015-C31, Class A3
3.801%, 08/15/2048	U.S.$	194	$206,441
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-C6, Class D
5.122%, 05/15/2045		110	107,483
Series 2012-C6, Class E
5.122%, 05/15/2045(a)		132	92,111
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		14	6,307
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		136	137,402
Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/2049		100	107,353
UBS Commercial Mortgage Trust
Series 2018-C8, Class A4
3.983%, 02/15/2051		100	110,686
Series 2018-C9, Class A4
4.117%, 03/15/2051		125	138,037
Series 2018-C10, Class A4
4.313%, 05/15/2051		125	140,104
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4, Class A5
2.85%, 12/10/2045		112	112,900
Series 2012-C4, Class C
4.31%, 12/10/2045(a)		90	89,467
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class A4
3.789%, 09/15/2048		94	98,695
Series 2016-C35, Class XA
1.888%, 07/15/2048(g)		857	59,330
Series 2016-LC25, Class C
4.341%, 12/15/2059		85	88,369
Series 2016-NXS6, Class C
4.392%, 11/15/2049		100	104,678
WF-RBS Commercial Mortgage Trust
Series 2013-C11, Class XA
1.13%, 03/15/2045(a)(g)		999	8,351
Series 2014-C19, Class A5
4.101%, 03/15/2047		130	136,689
Series 2014-C24, Class AS
3.931%, 11/15/2047		110	114,505

			4,896,933

NON–AGENCY FLOATING RATE CMBS–3.6%
Atrium Hotel Portfolio Trust Series 2018-ATRM, Class A 1.06% (LIBOR 1 Month + 0.95%), 06/15/2035(a)(c)		100	99,810

BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.11% (LIBOR 1 Month + 1.00%), 11/15/2033 (a)(c)	U.S.$	185	184,430
BBCMS Mortgage Trust Series 2020-BID, Class A 2.25% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(c)		71	71,199
BCP Trust Series 2021-330N, Class A 0.909% (LIBOR 1 Month + 0.80%) , 06/15/2038(a)(c)		21	20,687
BFLD Trust Series 2021-FPM, Class A 1.71% (LIBOR 1 Month + 1.60%), 06/15/2038(a)(c)		113	112,932
BHMS Series 2018-ATLS, Class A 1.36% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(c)		81	80,997
BX Trust Series 2018-EXCL, Class A 1.198% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(c)		78	77,891
CLNY Trust Series 2019-IKPR, Class D 2.135% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(c)		65	64,511
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.134% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(c)		100	99,759
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.05% (SOFR + 2.00%), 01/25/2051(a)(c)		18	17,892
Great Wolf Trust Series 2019-WOLF, Class A 1.144% (LIBOR 1 Month + 1.03%), 12/15/2036(a)(c)		111	110,865
GS Mortgage Securities Corp. Trust
Series 2019-BOCA,Class A 1.31% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(c)		115	114,929
Series 2019-SMP, Class A 1.26% (LIBOR 1 Month + 1.15%), 08/15/2032(a) (c)		100	99,878
Invitation Homes Trust Series 2018-SFR2, Class C 1.39% (LIBOR 1 Month + 1.28%), 06/17/2037(a)(c)		100	99,889

			1,255,669

Total Commercial Mortgage-Backed Securities (cost $6,099,583)			6,152,602

12

AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

MORTGAGE PASS–THROUGHS–12.6%
AGENCY FIXED RATE 30-YEAR–11.0%
Federal Home Loan Mortgage Corp.
Series 2019 3.50%, 10/01/2049-11/01/2049	U.S.$	138		$146,800
Series 2020 3.50%, 01/01/2050		75		81,187
Federal Home Loan Mortgage Corp. Gold
Series 2005 5.50%, 01/01/2035		36		40,491
Series 2007 5.50%, 07/01/2035		12		13,579
Series 2016 4.00%, 02/01/2046		98		105,902
Series 2017 4.00%, 07/01/2044		67		72,581
Series 2018 4.50%, 10/01/2048-11/01/2048		131		141,896
5.00%, 11/01/2048		34		37,626
Federal National Mortgage Association
Series 2003 5.50%, 04/01/2033-07/01/2033		35		39,043
Series 2004
5.50%, 04/01/2034-11/01/2034		31		35,090
Series 2005
5.50%, 02/01/2035		36		40,296
Series 2010
4.00%, 12/01/2040		43		46,424
Series 2012
3.50%, 02/01/2042-01/01/2043		138		149,110
Series 2013
3.50%, 04/01/2043		65		70,578
4.00%, 10/01/2043		171		185,538
Series 2018
3.50%, 04/01/2048-05/01/2048		497		530,567
4.50%, 09/01/2048		108		117,117
Series 2019
3.50%, 09/01/2049-11/01/2049		233		248,021
Series 2020
3.50%, 01/01/2050		67		72,068
Government National Mortgage Association
Series 1994
9.00%, 09/15/2024		0	**	181
Series 2016
3.00%, 04/20/2046		73		76,921
Uniform Mortgage-Backed Security
Series 2022
2.00%, 01/01/2052, TBA		415		414,222
2.50%, 01/01/2052, TBA		1,162		1,186,874

				3,852,112

AGENCY FIXED RATE 15-Year–1.6%
Federal National Mortgage Association Series 2016 2.50%, 07/01/2031-01/01/2032	U.S.$	538		558,261

Total Mortgage Pass-Throughs (cost $4,286,461)				4,410,373

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.9%
RISK SHARE FLOATING RATE–6.8%
Bellemeade Re Ltd.
Series 2018-3A, Class M1B
1.953% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(c)		82		81,858
Series 2019-4A, Class M1B
2.102% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(c)		150		150,000
Series 2020-4A, Class M2A
2.702% (LIBOR 1 Month + 2.60%), 06/25/2030(a)(c)		7		7,359
Connecticut Avenue Securities Trust
Series 2018-R07, Class 1M2
2.502% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(c)		10		9,673
Series 2019-R02, Class 1M2
2.403% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(c)		11		11,190
Series 2019-R03, Class 1M2
2.253% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(c)		18		18,498
Series 2019-R04, Class 2M2
2.202% (LIBOR 1 Month + 2.10%), 06/25/2039(a)(c)		8		8,236
Series 2019-R05, Class 1M2
2.103% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(c)		7		7,191
Series 2019-R06, Class 2M2
2.202% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(c)		20		19,550
Series 2019-R07, Class 1M2
2.203% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(c)		25		24,890
Series 2020-R01, Class 1M2
2.153% (LIBOR 1 Month + 2.05%), 01/25/2040(a)(c)		64		64,056
Series 2020-R02, Class 2M2
2.103% (LIBOR 1 Month + 2.00%), 01/25/2040(a)(c)		53		52,674
Series 2021-R01, Class 1M2
1.60% (SOFR + 1.55%), 10/25/2041(a)(c)		107		107,482
Series 2021-R03, Class 1M2
1.70%, 12/25/2041(a)(c)		27		26,845

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Eagle Re Ltd. Series 2020-1, Class M1A 1.002% (LIBOR 1 Month + 0.90%), 01/25/2030 (a)(c)	U.S.$	150	$149,193
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2019-DNA3, Class M2
2.153% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(c)		75	75,332
Series 2019-DNA4, Class M2
2.053% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(c)		27	26,716
Series 2019-FTR2, Class M2
2.252% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(c)		115	114,598
Series 2019-HQA1, Class M2
2.453% (LIBOR 1 Month + 2.35%), 02/25/2049(a)(c)		65	65,687
Series 2020-DNA1, Class M2
1.803% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(c)		44	44,554
Series 2020-DNA5, Class M2
2.85% (SOFR + 2.80%), 10/25/2050(a)(c)		50	49,983
Series 2021-DNA3, Class B1
3.55% (SOFR + 3.50%), 10/25/2033(a)(c)		71	73,510
Series 2021-HQA4, Class M2
2.40% (SOFR + 2.35%), 12/25/2041(a)(c)		56	56,503
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C04, Class 1M2
5.003% (LIBOR 1 Month + 4.90%), 11/25/2024(c)		34	35,802
Series 2014-C04, Class 2M2
5.103% (LIBOR 1 Month + 5.00%), 11/25/2024(c)		6	6,483
Series 2015-C02, Class 1M2
4.103% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		25	25,078
Series 2015-C02, Class 2M2
4.103% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		3	2,860
Series 2015-C03, Class 1M2
5.103% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		26	27,210
Series 2015-C03, Class 2M2
5.103% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		3	3,095
Series 2015-C04, Class 1M2
5.803% (LIBOR 1 Month + 5.70%), 04/25/2028(c)		65	68,059
Series 2016-C01, Class 1M2 6.853% (LIBOR 1 Month + 6.75%), 08/25/2028(c)		71	74,565

Series 2016-C02, Class 1M2
6.103% (LIBOR 1 Month + 6.00%), 09/25/2028(c)	U.S.$	49	$51,009
Series 2016-C05, Class 2M2 4.553% (LIBOR 1 Month + 4.45%), 01/25/2029(c)		50	51,286
Series 2016-C06, Class 1M2 4.353% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		82	84,606
Series 2017-C01, Class 1M2 3.653% (LIBOR 1 Month + 3.55%), 07/25/2029(c)		67	68,624
Series 2017-C04, Class 2M2 2.953% (LIBOR 1 Month + 2.85%), 11/25/2029(c)		38	38,472
Series 2021-R02, Class 2B1 3.35% (SOFR+ 3.30%), 11/25/2041 (a)(c)		48	48,322
PMT Credit Risk Transfer Trust
Series 2019-1R, Class A 2.102% (LIBOR 1 Month + 2.00%), 03/27/2024(a)(c)		31	30,929
2.852% (LIBOR 1 Month + Series 2019-2R, Class A 2.75%), 05/27/2023(a)(c)		44	43,459
Series 2019-3R, Class A 2.802% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(c)		22	22,442
Radnor Re Ltd. Series 2020-1, Class M1A
1.052% (LIBOR 1 Month + 0.95%), 01/25/2030(a) (c)		150	148,905
Series 2020-1, Class M2A 2.102% (LIBOR 1 Month + 2.00%), 01/25/2030(a)(c)		150	146,572
STACR Trust Series 2018-DNA3, Class M2 2.203% (LIBOR 1 Month + 2.10%), 09/25/2048 (a)(c)		31	30,915
Traingle Re Ltd. Series 2020-1, Class M1B 4.002% (LIBOR 1 Month + 3.90%), 10/25/2030 (a)(c)		100	99,603
Wells Far go Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2
5.353% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(f)		15	14,464
Series 2015-WF1, Class 2M2 5.603% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(f)		6	5,917

			2,374,255

14

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

NON-AGENCY FIXED RATE–1.6%
Alternative Loan Trust Series 2005-20CB, Class 3A6
5.50%, 07/25/2035	U.S.$	10	$8,374
Series 2006-24CB, Class A16 5.75%, 08/25/2036		47	35,170
Series 2006-28CB, Class A14 6.25%, 10/25/2036		34	24,344
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		21	18,722
Bayview MSR Opportunity Master Fund Trust Series 2021-2, Class A2 2.50%, 06/25/2051(a)		94	93,990
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 07/25/2037		16	10,709
CIM Trust Series 2021-INV1, Class A2 2.50%, 07/01/2051(a)		95	94,419
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8
6.00%, 05/25/2036		20	13,115
Series 2006-13, Class 1A19 6.25%, 09/25/2036		11	6,933
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		35	22,611
JPMorgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.159%, 07/25/2036		64	54,880
New Residential Mortgage Loan Trust Series 2021-INV1, Class A2 2.50%, 06/25/2051(a)		96	96,312
United Wholesale Mortgage Trust Series 2021-INV1, Class A3 2.50%, 08/25/2051(a)		72	71,894

			551,473

AGENCY FLOATING RATE – 0.8%
Federal Home Loan Mortgage Corp. REMICs Series 4981, Class HS 5.998% (6.10%–LIBOR 1 Month), 06/25/2050(c)(h)		287	45,779

Federal National Mortgage Association REMICs
Series 2011-131, Class ST 6.438% (6.54%–LIBOR 1 Month), 12/25/2041(c)(h)	U.S.$	85	15,912
Series 2015-90, Class SL 6.048% (6.15%–LIBOR 1 Month), 12/25/2045(c)(h)		169	33,004
Series 2016-77, Class DS 5.898% (6.00%–LIBOR 1 Month), 10/25/2046(c)(h)		132	22,750
Series 2017-26, Class TS 5.848% (5.95%7–LIBOR 1 Month), 04/25/2047(c)(h)		165	30,870
Series 2017-62, Class AS 6.048% (6.15%–LIBOR 1 Month), 08/25/2047(c)(h)		152	26,332
Series 2017-81, Class SA 6.098% (6.20%–LIBOR 1 Month), 10/25/2047(c)(h)		168	31,885
Series 2017-97, Class LS 6.098% (6.20%–LIBOR 1 Month), 12/25/2047(c)(h)		186	36,498
Government National Mortgage Association Series 2017-134, Class SE
6.096% (6.20%–LIBOR 1 Month), 09/20/2047(c)(h)		98	15,510
Series 2017-65, Class ST 6.046% (6.15%–LIBOR 1 Month), 04/20/2047(c)(h)		153	27,570

			286,110

AGENCY FIXED RATE–0.5%
Federal Home Loan Mortgage Corp. REMICs Series 5015, Class BI
4.00%, 09/25/2050(g)		180	30,571
Series 5049, Class CI 3.50%, 12/25/2050(g)		191	25,883
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.632%, 05/28/2035		50	48,515
Federal National Mortgage Association REMICs Series 2020-89, Class KI 4.00%, 12/25/2050 (g)		382	56,988

			161,957

NON-AGENCY FLOATING RATE–0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.482% (LIBOR 1 Month + 0.38%), 12/25/2036 (c)		95	44,018

15

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

HomeBanc Mortgage Trust Series 2005-1, Class A1 0.602% (LIBOR 1 Month + 0.50%), 03/25/2035(c)	U.S.$	21	$18,862

			62,880

Total Collateralized Mortgage Obligations (cost $3,510,170)			3,436,675

ASSET-BACKED SECURITIES–5.5%
OTHER ABS–FIXED RATE 3.7%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(a)(e)		80	79,439
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(a)		100	100,242
Series 2021-A, Class C 1.66%, 08/15/2025(a)		100	100,221
Series 2021-Z1, Class A
1.07%, 08/15/2025(a)		69	69,062
Atalaya Equipment Leasing Trust Series 2021-1A, Class C 2.69%, 06/15/2028(a)		100	99,697
College Ave Student Loans Series 2021-C, Class C 3.06%, 07/26/2055(a)		100	100,091
Conn’s Receivables Funding Series 2021-A, Class A 1.05%, 05/15/2026(a)		100	100,041
Diamond Issuer Series 2021-1A, Class B 2.701%, 11/20/2051(a)		63	62,100
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)		50	49,959
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(a)(e)		94	94,166
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		36	40,127
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		84	88,425
MVW Series 2021-2A, Class C 2.23%, 05/20/2039(a)		104	103,393
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		33	33,259
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(a)		100	99,700
SEB Funding LLC Series 2021-1A, Class A2 4.969%, 01/30/2052(a)		76	75,567

			1,295,489

AUTOS–FIXED RATE–1.6%
Avis Budget Rental Car Funding AESOP LLC Series 2018-2A, Class A 4.00%, 03/20/2025(a)	U.S.$	105	110,688
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		33	32,664
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(a)		100	98,748
Exeter Automobile Receivables Trust Series 2017-3A, Class C 3.68%, 07/17/2023(a)		20	20,003
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(a)		32	31,528
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(a)		6	6,396
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)		150	148,110
LAD Auto Receivables Trust Series 2021-1A, Class C 2.35%, 04/15/2027(a)		94	93,699

			541,836

CREDIT CARDS–FIXED RATE–0.2%
World Financial Network Credit Card Master Trust Series 2019-B, Class M 3.04%, 04/15/2026		80	80,909

Total Asset-Backed Securities (cost $1,913,290)			1,918,234

CORPORATES–NON-INVESTMENT GRADE–5.2%
INDUSTRIAL–3.2%
BASIC–0.3%
Ingevity Corp. 3.875%, 11/01/2028(a)		65	63,383
Sealed Air Corp. 4.00%, 12/01/2027(a)		47	49,028

			112,411

CAPITAL GOODS–0.3%
GFL Environmental, Inc. 3.50%, 09/01/2028(a)		37	36,447
TransDigm, Inc. 6.25%, 03/15/2026(a)		50	51,956

			88,403

COMMUNICATIONS–MEDIA–0.6%
Cable One, Inc. 4.00%, 11/15/2030(a)		37	36,482

16

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030-06/01/2033(a)	U.S.$	75	$76,649
DISH DBS Corp. 5.75%, 12/01/2028(a)		36	36,360
Sirius XM Radio, Inc. 4.00%, 07/15/2028(a)		57	57,385

			206,876

COMMUNICATIONS– TELECOMMUNICATIONS–0.2%
Lumen Technologies, Inc. 4.50%, 01/15/2029(a)		60	58,184

CONSUMER CYCLICAL– AUTOMOTIVE–0.4%
ZF Finance GmbH 3.75%, 09/21/2028(a)	EUR	100	122,673

CONSUMER CYCLICAL– ENTERTAINMENT–0.4%
Carnival Corp. 4.00%, 08/01/2028(a)	U.S.$	56	55,593
Mattel, Inc. 3.75%, 04/01/2029(a)		21	21,805
Royal Caribbean Cruises Ltd. 11.50%, 06/01/2025(a)		44	49,443

			126,841

CONSUMER CYCLICAL– RESTAURANTS–0.2%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		77	76,227

CONSUMER CYCLICAL– RETAILERS–0.1%
Levi Strauss & Co. 3.50%, 03/01/2031(a)		42	42,828

CONSUMER NON-CYCLICAL–0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP /Albertsons LLC 3.50%, 03/15/2029(a)		41	41,031
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(a)		50	49,826
Newell Brands, Inc. 4.70%, 04/01/2026		26	28,358

			119,215

ENERGY–0.1%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		33	32,012

TRANSPORTATION–AIRLINES–0.3%
Deutsche Lufthansa AG 3.00%, 05/29/2026(a)	EUR	100	113,694

			1,099,364

FINANCIAL INSTITUTIONS–1.8%
BANKING–1.6%
Banco Santander SA 7.50%, 02/08/2024(a)(b)	U.S.$	200	215,428
Credit Suisse Group AG 7.50%, 07/17/2023(a)(b)		200	210,880

Discover Financial Services Series D 6.125%, 06/23/2025(b)	U.S.$	127	139,536

			565,844

FINANCE–0.2%
SLM Corp. 4.20%, 10/29/2025		68	71,223

			637,067

UTILITY–0.2%
ELECTRIC–0.2%
Vistra Corp. 7.00%, 12/15/2026(a)(b)		25	25,365
Vistra Operations Co. LLC 4.375%, 05/01/2029(a)		58	58,219

			83,584

Total Corporates– Non-investment Grade (cost $1,791,473)			1,820,015

INFLATION-LINKED SECURITIES–3.1%
CANADA–0.6%
Canadian Government Real Return Bond 1.50%, 12/01/2044	CAD	208	226,254

UNITED STATES–2.5%
U.S. Treasury Inflation Index
0.125%, 01/15/2031 (TIPS)	U.S.$	85	95,123
0.375%, 01/15/2027 (TIPS)		692	761,589

			856,712

Total Inflation-linked Securities (cost $1,071,736)			1,082,966

LOCAL GOVERNMENTS– US MUNICIPAL BONDS–1.7%
UNITED STATES–1.7%
Port Authority of New York & New Jersye Series 2020-A 1.086%, 07/01/2023		50	50,267
State Board of Administration Finance Corp. Series 2020-A 1.705%, 07/01/2027		80	79,800
State of California Series 2010 7.625%, 03/01/2040		200	331,253
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035		46	47,315
University of California Series 2021-B 3.071%, 05/15/2051		75	75,631

Total Local Governments–US Municipal Bonds (cost $453,293)			584,266

17

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS– CORPORATE BONDS–0.3%
INDUSTRIAL–0.3%
BASIC–0.1%
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)	U.S.$	19	$18,333

CAPITAL GOODS–0.2%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		85	88,559

			106,892

UTILITY–0.0%
ELECTRIC–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(f)		5	5,108

Total Emerging Markets– Corporate Bonds (cost $109,100)			112,000

SHORT-TERM INVESTMENTS–4.8%
U.S. TREASURY BILLS–3.9%
U.S. Treasury Bill Zero Coupon 01/06/2022-09/08/2022 (cost $1,369,829)		1,370	1,369,538

	Shares		U.S. $ Value

INVESTMENT COMPANIES–0.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(i)(j)(k) (cost $313,732)		313,732	313,732

Total Short-Term Investments (cost $1,683,561)			1,683,270

TOTAL INVESTMENTS–105.0% (cost $36,097,266)			36,699,107
Other assets less liabilities–(5.0)%			(1,758,427)

NET ASSETS–100.0%			$34,940,680

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	1	March 2022	$146,437	$45
U.S. T-Note 2 Yr (CBT) Futures	8	March 2022	1,745,375	(4,408)
U.S. T-Note 5 Yr (CBT) Futures	3	March 2022	362,930	(35)
U.S. Ultra Bond (CBT) Futures	11	March 2022	2,168,375	54,297

				$49,899

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	361	RUB	26,970	03/02/2022	$(4,496)
Goldman Sachs Bank USA	MYR	497	USD	117	06/16/2022	(1,500)
Morgan Stanley Capital Services, Inc.	AUD	953	USD	704	02/08/2022	11,149
Morgan Stanley Capital Services, Inc.	CAD	1,146	USD	911	02/10/2022	4,546
State Street Bank & Trust Co.	SEK	3,094	USD	354	01/20/2022	11,110
State Street Bank & Trust Co.	SEK	323	USD	35	01/20/2022	(205)
State Street Bank & Trust Co.	USD	41	SEK	354	01/20/2022	(2,153)
State Street Bank & Trust Co.	AUD	63	USD	45	02/08/2022	(1,053)
State Street Bank & Trust Co.	USD	27	AUD	38	02/08/2022	112
State Street Bank & Trust Co.	EUR	63	USD	72	02/10/2022	1,130
State Street Bank & Trust Co.	EUR	210	USD	237	02/10/2022	(2,453)
State Street Bank & Trust Co.	USD	72	EUR	64	02/10/2022	581

						$16,768

18

AB Variable Products Series Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00%	Quarterly	2.48%	USD	104	$8,680	$4,045	$4,635
CDX-NAHY Series 37, 5 Year Index, 12/20/2026*	5.00	Quarterly	2.93	USD	239	22,270	21,616	654

						$30,950	$25,661	$5,289

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	450	09/07/2031	2.519%	CPI	#	Maturity	$20,283	$—	$20,283

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
SEK	15,600	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/Annual	$(27,658)	$10		$(27,668)
USD	130	09/27/2029	1.593%	3 Month LIBOR	Semi-Annual/Quarterly	(1,455)	–0	–	(1,455)
USD	250	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/Quarterly	(5,077)	–0	–	(5,077)
CAD	240	03/04/2051	2.333%	3 Month CDOR	Semi-Annual	(9,950)	–0	–	(9,950)

						$(44,140)	$10		$(44,150)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.83%	USD	7	$654	$1,379	$(725)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.83	USD	7	654	1,380	(726)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.83	USD	119	11,116	22,974	(11,858)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.83	USD	128	11,958	25,568	(13,610)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.83	USD	298	27,838	58,055	(30,217)

19

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts (continued)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.83%	USD	595	$55,583	$118,102	$(62,519)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.83	USD	51	4,764	8,668	(3,904)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.83	USD	68	6,353	13,443	(7,090)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.83	USD	27	2,522	5,133	(2,611)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.83	USD	54	5,044	10,801	(5,757)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1	(279)	(153)	(126)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1	(279)	(123)	(156)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	2	(558)	(230)	(328)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	3	(837)	(363)	(474)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	4	(1,116)	(505)	(611)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	4	(1,116)	(410)	(706)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	5	(1,395)	(545)	(850)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	6	(1,674)	(749)	(925)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	6	(1,674)	(725)	(949)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	7	(1,953)	(994)	(959)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	6	(1,674)	(689)	(985)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	7	(1,952)	(763)	(1,189)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8	(2,232)	(1,035)	(1,197)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8	(2,232)	(967)	(1,265)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	9	(2,511)	(960)	(1,551)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	9	(2,511)	(941)	(1,570)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	12	(3,347)	(1,225)	(2,122)

20

AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	14	$(3,906)	$(1,493)	$(2,413)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	28	(7,811)	(1,844)	(5,967)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	56	(15,622)	(7,913)	(7,709)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	94	(26,223)	(5,792)	(20,431)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	318	(88,763)	(12,391)	(76,372)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	350	(97,638)	(19,293)	(78,345)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	10.00	USD	135	(13,164)	(2,518)	(10,646)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8	(2,232)	(893)	(1,339)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8	(2,231)	(437)	(1,794)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	27	(7,532)	(2,940)	(4,592)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	28	(7,811)	(3,051)	(4,760)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	51	(14,227)	(6,121)	(8,106)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	132	(36,824)	(8,812)	(28,012)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	4	(1,116)	(579)	(537)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	4	(1,115)	(341)	(774)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8	(2,232)	(753)	(1,479)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8	(2,232)	(696)	(1,536)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	14	(3,905)	(1,710)	(2,195)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	16	(4,463)	(1,645)	(2,818)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	28	(7,811)	(4,359)	(3,452)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	39	(10,880)	(6,159)	(4,721)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	41	(11,438)	(5,315)	(6,123)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	49	(13,669)	(4,033)	(9,636)

21

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	57	$(15,901)	$(5,784)	$(10,117)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	9	(2,511)	(1,094)	(1,417)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	18	(5,021)	(2,121)	(2,900)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	51	(14,227)	(5,957)	(8,270)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	35	(9,764)	(2,351)	(7,413)

						$(331,123)	$137,731	$(468,854)

*	Termination date

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2021, the aggregate market value of these securities amounted to $9,332,952 or 26.7% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2021.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.27% of net assets as of December 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$22,472	$22,286	0.06%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	47,286	46,590	0.13%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	4,103	4,024	0.01%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	5,000	5,108	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.353%, 11/25/2025	09/28/2015	15,023	14,464	0.04%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.603%, 11/25/2025	09/28/2015	5,947	5,917	0.02%

22

AB Variable Products Series Fund

(g)	IO—Interest Only.

(h)	Inverse interest only security.

(i)	Affiliated investments.

(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(k)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar
CAD—Canadian Dollar
EUR—Euro
MYR—Malaysian Ringgit
RUB—Russian Ruble
SEK—Swedish Krona
USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities
CBT—Chicago Board of Trade
CDOR—Canadian Dealer Offered Rate
CDX-CMBX.NA—North American Commercial Mortgage-Backed Index
CDX-NAHY—North American High Yield Credit Default Swap Index
CMBS—Commercial Mortgage-Backed Securities
CPI—Consumer Price Index
LIBOR—London Interbank Offered Rate
REIT—Real Estate Investment Trust
REMICs—Real Estate Mortgage Investment Conduits
STIBOR—Stockholm Interbank Offered Rate
TBA—To Be Announced
TIPS—Treasury Inflation Protected Security

See notes to financial statements.

23

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2021	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $35,783,534)	$36,385,375
Affiliated issuers (cost $313,732)	313,732
Cash	45,058
Cash collateral due from broker	169,014
Foreign currencies, at value (cost $502)	476
Receivable for investment securities sold	763,285
Interest receivable	181,673
Market value on credit default swaps (net premiums paid $265,503)	126,486
Unrealized appreciation on forward currency exchange contracts	28,628
Receivable for capital stock sold	22,520
Receivable for variation margin on futures	17,026
Receivable for variation margin on centrally cleared swaps	533
Affiliated dividends receivable	2

Total assets	38,053,808

LIABILITIES
Payable for investment securities purchased	2,425,473
Market value on credit default swaps (net premiums received $127,772)	457,609
Administrative fee payable	22,472
Advisory fee payable	13,403
Unrealized depreciation on forward currency exchange contracts	11,860
Foreign capital gains tax payable	2,860
Payable for capital stock redeemed	2,520
Distribution fee payable	2,103
Transfer Agent fee payable	146
Accrued expenses	174,682

Total liabilities	3,113,128

NET ASSETS	$34,940,680

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,379
Additional paid-in capital	33,686,308
Distributable earnings	1,250,993

NET ASSETS	$34,940,680

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$25,114,269	2,421,097	$10.37

B	$9,826,411	957,904	$10.26

See notes to financial statements.

24

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2021	AB Variable Products Series Fund

INVESTMENT INCOME
Interest	$1,012,768
Dividends—Affiliated issuers	52

1,012,820

EXPENSES
Advisory fee (see Note B)	169,896
Distribution fee—Class B	26,131
Transfer agency—Class A	3,576
Transfer agency—Class B	1,372
Custody and accounting	97,252
Administrative	87,443
Audit and tax	80,651
Printing	33,145
Legal	22,962
Directors’ fees	18,953
Miscellaneous	9,656

Total expenses	551,037
Less: expenses waived and reimbursed by the Adviser (see Note B)	(255)

Net expenses	550,782

Net investment income	462,038

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	422,052
Forward currency exchange contracts	76,861
Futures	(207,166)
Swaps	(3,170)
Swaptions written	(8,549)
Foreign currency transactions	(44,736)
Net change in unrealized appreciation/depreciation of:
Investments (a)	(1,369,659)
Forward currency exchange contracts	45,535
Futures	119,576
Swaps	(102,064)
Foreign currency denominated assets and liabilities	(10,373)

Net loss on investment and foreign currency transactions	(1,081,693)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(619,655)

(a)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $9,868.

See notes to financial statements.

25

INTERMEDIATE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$462,038	$819,646
Net realized gain on investment and foreign currency transactions	235,292	1,348,708
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,316,985)	241,431

Net increase (decrease) in net assets from operations	(619,655)	2,409,785
Distributions to Shareholders
Class A	(1,137,170)	(1,056,131)
Class B	(425,287)	(355,053)
CAPITAL STOCK TRANSACTIONS
Net decrease	(4,715,609)	(3,575,324)

Total decrease	(6,897,721)	(2,576,723)
NET ASSETS
Beginning of period	41,838,401	44,415,124

End of period	$34,940,680	$41,838,401

See notes to financial statements.

26

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2021	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Intermediate Bond Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

28

AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2021:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Corporates—Investment Grade	$–0	–	$8,640,396		$–0	–	$8,640,396
Governments—Treasuries	–0	–	6,858,310		–0	–	6,858,310
Commercial Mortgage-Backed Securities	–0	–	6,079,702		72,900		6,152,602
Mortgage Pass-Throughs	–0	–	4,410,373		–0	–	4,410,373
Collateralized Mortgage Obligations	–0	–	3,436,675		–0	–	3,436,675
Asset-Backed Securities	–0	–	1,744,629		173,605		1,918,234
Corporates—Non-Investment Grade	–0	–	1,820,015		–0	–	1,820,015
Inflation-Linked Securities	–0	–	1,082,966		–0	–	1,082,966
Local Governments—US Municipal Bonds	–0	–	584,266		–0	–	584,266
Emerging Markets—Corporate Bonds	–0	–	112,000		–0	–	112,000
Short-Term Investments:
U.S. Treasury Bills	–0	–	1,369,538		–0	–	1,369,538
Investment Companies	313,732		–0	–	–0	–	313,732

Total Investments in Securities	313,732		36,138,870		246,505		36,699,107
Other Financial Instruments(a):
Assets:
Futures	54,342		–0	–	–0	–	54,342	(b)
Forward Currency Exchange Contracts	–0	–	28,628		–0	–	28,628
Centrally Cleared Credit Default Swaps	–0	–	30,950		–0	–	30,950	(b)
Centrally Cleared Inflation (CPI) Swaps	–0	–	20,283		–0	–	20,283	(b)
Credit Default Swaps	–0	–	126,486		–0	–	126,486
Liabilities:
Futures	(4,443)		–0	–	–0	–	(4,443	)(b)
Forward Currency Exchange Contracts	–0	–	(11,860)		–0	–	(11,860)
Centrally Cleared Interest Rate Swaps	–0	–	(44,140)		–0	–	(44,140	)(b)
Credit Default Swaps	–0	–	(457,609)		–0	–	(457,609)

Total	$363,631		$35,831,608		$246,505		$36,441,744

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

29

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2021, the reimbursement for such services amounted to $87,443.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2021.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2021, such waiver amounted to $255.

30

AB Variable Products Series Fund

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$765	$25,244	$25,695	$314	$0	*

*	Amount is less than $500.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$9,945,906	$14,496,999
U.S. government securities	42,521,252	40,856,009

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$36,125,063

Gross unrealized appreciation	$1,299,320
Gross unrealized depreciation	(800,676)

Net unrealized appreciation	$498,644

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2021, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2021, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum

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AB Variable Products Series Fund

payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Portfolio’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended December 31, 2021, the Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a

33

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2021, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended December 31, 2021, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by

34

AB Variable Products Series Fund

recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2021, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

35

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the year ended December 31, 2021, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$54,342	*	Receivable/Payable for variation margin on futures	$4,443	*
Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	5,289	*
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	20,283	*	Receivable/Payable for variation margin on centrally cleared swaps	44,150	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	28,628		Unrealized depreciation on forward currency exchange contracts	11,860
Credit contracts	Market value on credit default swaps	126,486		Market value on credit default swaps	457,609

Total		$235,028			$518,062

*   Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(207,166)	$119,576

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	76,861	45,535

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(8,549)	–0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(82,746)	7,320

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	79,576	(109,384)

Total		$(142,024)	$63,047

36

AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2021:
Futures:
Average notional amount of buy contracts	$8,125,343
Average notional amount of sale contracts	$3,395,927	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,299,846
Average principal amount of sale contracts	$4,430,142
Swaptions Written:
Average notional amount	$954,000	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$4,062,109
Centrally Cleared Inflation Swaps:
Average notional amount	$787,500	(c)
Credit Default Swaps:
Average notional amount of buy contracts	$1,375,692
Average notional amount of sale contracts	$1,733,303
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$401,932

(a)	Positions were open for nine months during the year.

(b)	Positions were open for three months during the year.

(c)	Positions were open for four months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc..	$107,803	$(35,742)	$–0	–	$–0	–	$72,061
Goldman Sachs Bank USA/Goldman Sachs International	4,764	(4,764)	–0	–	–0	–	–0	–
JPMorgan Securities, LLC	6,353	(6,353)	–0	–	–0	–	–0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc/Morgan Stanley Capital Services LLC	23,261	(9,764)	–0	–	–0	–	13,497
State Street Bank & Trust Co.	12,933	(5,864)	–0	–	–0	–	7,069

Total	$155,114	$(62,487)	$–0	–	$–0	–	$92,627	^

37

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$35,742	$(35,742)		$–0	–	$–0	–	$–0	–
Credit Suisse International	236,057	–0	–	–0	–	(236,057)		–0	–
Deutsche Bank AG	84,021	–0	–	–0	–	–0	–	84,021
Goldman Sachs Bank USA/Goldman Sachs International	76,262	(4,764)		–0	–	–0	–	71,498
JPMorgan Securities, LLC	21,759	(6,353)		–0	–	–0	–	15,406
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc/Morgan Stanley Capital Services LLC	9,764	(9,764)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	5,864	(5,864)		–0	–	–0	–	–0	–

Total	$469,469	$(62,487)		$–0	–	$(236,057)		$170,925	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2021, the Portfolio earned drop income of $37,317 which is included in interest income in the accompanying statement of operations.

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AB Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Class A
Shares sold	152,317	137,413	$1,636,861	$1,476,072
Shares issued in reinvestment of dividends and distributions	108,199	97,250	1,137,170	1,056,131
Shares redeemed	(617,683)	(509,318)	(6,612,901)	(5,519,329)

Net decrease	(357,167)	(274,655)	$(3,838,870)	$(2,987,126)

Class B
Shares sold	111,263	132,767	$1,175,080	$1,411,697
Shares issued in reinvestment of dividends and distributions	40,893	33,028	425,287	355,053
Shares redeemed	(234,651)	(222,779)	(2,477,106)	(2,354,948)

Net decrease	(82,495)	(56,984)	$(876,739)	$(588,198)

At December 31, 2021, certain shareholders of the Portfolio owned 80% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE F: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

39

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Portfolio to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. lliquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Portfolio.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

40

AB Variable Products Series Fund

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2021.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$1,364,360	$1,411,184
Net long-term capital gains	198,097	0

Total taxable distributions paid	$1,562,457	$1,411,184

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$491,453
Undistributed capital gains	270,798
Other losses	(3,643	)(a)
Unrealized appreciation/(depreciation)	492,385	(b)

Total accumulated earnings/(deficit)	$1,250,993

(a)	As of December 31, 2021, the cumulative deferred loss on straddles was $3,643.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of callable bonds.

41

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2021, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE I: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J: Subsequent Events

At a meeting held on November 2-4, 2021, the Portfolio’s Board of Directors approved the liquidation and termination of the Portfolio (the “Liquidation”). The Portfolio expects to make liquidating distributions on or shortly after March 4, 2022 and will convert its assets to cash shortly before this date. The insurance company separate accounts through which owners of variable insurance contracts hold interests in the Portfolio will give such Contractholders notice of the Liquidation as well as information about allocating their variable insurance contract assets to other investment options available under their contracts.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

42

2021 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2021. The Portfolio designates $198,097 of dividends paid as long-term capital gains dividends.

43

INTERMEDIATE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2021		2020		2019		2018		2017
Net asset value, beginning of period	$10.99		$10.73		$10.21		$10.56		$10.65

Income From Investment Operations
Net investment income (a)	.14	(b)	.22	(b)	.26	(b)	.23	(b)	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)		.41		.57		(.31)		.14
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	.00 (c)

Net increase (decrease) in net asset value from operations	(.15)		.63		.83		(.08)		.37

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.37)		(.31)		(.13)		(.36)
Distributions from net realized gain on investment transactions	(.30)		–0	–	–0	–	(.14)		(.10)

Total dividends and distributions	(.47)		(.37)		(.31)		(.27)		(.46)

Net asset value, end of period	$10.37		$10.99		$10.73		$10.21		$10.56

Total Return
Total investment return based on net asset value (d)*	(1.45)%		5.96%		8.20%		(.72)%		3.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,115		$30,529		$32,763		$33,267		$38,172
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.39%		1.27%		1.26%		1.16%		1.11%
Expenses, before waivers/reimbursements	1.39%		1.27%		1.27%		1.16%		1.11%
Net investment income	1.30	%(b)	1.99	%(b)	2.48	%(b)	2.20	%(b)	2.11%
Portfolio turnover rate**	144%		89%		75%		155%		216%

See footnote summary on page 45.

44

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2021		2020		2019		2018		2017
Net asset value, beginning of period	$10.87		$10.62		$10.10		$10.45		$10.54

Income From Investment Operations
Net investment income (a)	.11	(b)	.19	(b)	.23	(b)	.20	(b)	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.28)		.41		.58		(.31)		.14
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	.00 (c)

Net increase (decrease) in net asset value from operations	(.17)		.60		.81		(.11)		.34

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.35)		(.29)		(.10)		(.33)
Distributions from net realized gain on investment transactions	(.30)		–0	–	–0	–	(.14)		(.10)

Total dividends and distributions	(.44)		(.35)		(.29)		(.24)		(.43)

Net asset value, end of period	$10.26		$10.87		$10.62		$10.10		$10.45

Total Return
Total investment return based on net asset value (d)*	(1.64)%		5.64%		7.99%		(1.01)%		3.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,826		$11,309		$11,652		$12,054		$14,786
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.64%		1.52%		1.51%		1.41%		1.36%
Expenses, before waivers/reimbursements	1.64%		1.52%		1.52%		1.41%		1.36%
Net investment income	1.03	%(b)	1.74	%(b)	2.23	%(b)	1.95	%(b)	1.87%
Portfolio turnover rate **	144%		89%		75%		155%		216%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2019 and December 31, 2017 by .03% and .03%, respectively.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

45

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Intermediate Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Intermediate Bond Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2022

46

INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Michael Canter(2), Vice President Janaki Rao(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President and Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Core Fixed Income Investment Team. Messrs. Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

47

INTERMEDIATE BOND PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Onur Erzan, # 1345 Avenue of the Americas New York, NY 10105 46 (2021)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.

		74	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

48

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Jorge A. Bermudez, ## 70 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey, ## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin, ## 73 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

49

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb, ## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen, ## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

Garry L. Moody, ## 69 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

50

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

51

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Michael Canter 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also the Director of Securitized Assets and US Multi-Sector Fixed-Income.

Janaki Rao 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President and Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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INTERMEDIATE BOND PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

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INTERMEDIATE BOND PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Intermediate Bond Portfolio (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”). At the Meeting the directors also approved the liquidation and termination of the Fund (the “Liquidation”) with the Liquidation expected to be effective on or shortly after March 4, 2022.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its

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INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

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AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

56

VPS-IB-0151-1221

DEC    12.31.21

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	INTERNATIONAL GROWTH PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2022

The following is an update of AB Variable Products Series Fund—International Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2021.

At a meeting held on November 2-4, 2021, the Adviser recommended and the Portfolio’s Board of Directors approved certain changes to the Portfolio, including changing the Portfolio’s name to “AB Sustainable International Thematic Portfolio” and changes to the Portfolio’s principal investment strategies. The changes to the principal investment strategies became effective on January 4, 2022, while the change to the Portfolio’s name will be effective on or about May 1, 2022.

INVESTMENT OBJECTIVE AND POLICIES

Effective until January 4, 2022

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed- and emerging-market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation.

The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

Effective on January 4, 2022

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a focused international portfolio of equity securities of companies whose business activities the Adviser believes position the company to benefit from certain sustainable investment themes that align with one or more of the United Nations Sustainable Development Goals (“SDGs”) and thereby are expected to experience growth. These themes principally include the advancement of climate, health and empowerment. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of issuers located outside of the United States that satisfy the Portfolio’s sustainability criteria and in derivative instruments related to such securities. An issuer that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the issuers in which the Portfolio invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, securities of companies worldwide that fit into sustainable investment themes. First, the Adviser identifies through its “top-down” process the sustainable investment themes. In

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AB Variable Products Series Fund

addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation, and quality of company management and on evaluating a company’s risks, including those related to environmental, social and corporate governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply-chain management, and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual companies with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in assessing a company’s exposure to ESG factors, the Portfolio will not invest in companies that derive revenue from direct involvement in alcohol, coal, gambling, pornography, prisons, tobacco or weapons.

The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment, but may invest in companies of any size. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed- and emerging-market countries, with the stock selection process determining the geographic distribution of the Portfolio’s investments. The Portfolio also invests in the equity securities of companies located in the United States with exposure to international markets. The Portfolio may sell securities that no longer meet the investment criteria described above.

Currency exposures can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser may seek to hedge the currency exposure resulting from a securities position when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. Equity positions and whether to hedge currency exposure are evaluated separately by the Adviser.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices or futures contracts (including futures contracts on individual securities and stock indices). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 6 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index ex USA (net), and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) ex USA (net) for the one-, five- and 10-year periods ended December 31, 2021.

All share classes underperformed the primary benchmark and outperformed the MSCI ACWI ex USA (net) for the annual period. Security selection within the financials and energy sectors detracted from relative returns, while selection within health care and technology contributed. Regarding sector allocation, underweights to energy and materials detracted but were partially offset by gains from an underweight to communication services and an overweight to technology. Country selection (a result of bottom-up security analysis driven by fundamental research) contributed, mainly because of an underweight to China and an overweight to the Netherlands, while underweights to Canada and Taiwan detracted.

The Portfolio used derivatives in the form of currency forwards for hedging purposes, which had no material impact on absolute returns for the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

International equities recorded double-digit returns and emerging markets lost ground during the annual period ended December 31, 2021. Equity markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock markets gave back gains, however, after the US Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and

2

AB Variable Products Series Fund

remained focused on still generally supportive monetary policy. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Portfolio’s exposures remain focused on secular growth themes, particularly those promoting social and environmental sustainability. This has helped the Portfolio’s Senior Investment Management Team (the “Team”) to identify financially strong companies that the Team believes are more likely to sustain higher-than-average growth over the long term. The Team believes organic sales and earnings growth will be key drivers of returns going forward. The Portfolio is positioned particularly well in this regard.

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INTERNATIONAL GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI World Index ex USA and the MSCI ACWI ex USA are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US. The MSCI ACWI ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the US. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Sector Risk: The Portfolio may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology or financial-services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Portfolio may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Portfolio’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Portfolio’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is

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AB Variable Products Series Fund

no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

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INTERNATIONAL GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2021 (unaudited)	1 Year	5 Years[1]	10 Years[1]

International Growth Portfolio Class A	8.25%	14.87%	9.02%

International Growth Portfolio Class B	8.01%	14.59%	8.74%

Primary Benchmark: MSCI World Index ex USA (net)	12.62%	9.63%	7.84%

MSCI ACWI ex USA (net)	7.82%	9.61%	7.28%
1 Average annual returns.
Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.37% and 1.62% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.31% and 1.56% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2011 to 12/31/2021 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in International Growth Portfolio Class A shares (from 12/31/2011 to 12/31/2021) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 4-5.

6

INTERNATIONAL GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,034.40	$6.36	1.24%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.95	$6.31	1.24%

Class B
Actual	$1,000	$1,033.20	$7.64	1.49%
Hypothetical (5% annual return before expenses)	$1,000	$1,017.69	$7.58	1.49%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2021 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Erste Group Bank AG	$1,791,299	3.1%
Partners Group Holding AG	1,774,620	3.1
Schneider Electric SE	1,508,673	2.6
STMicroelectronics NV	1,476,084	2.6
Alcon, Inc.	1,454,506	2.5
NXP Semiconductors NV	1,448,681	2.5
Dassault Systemes SE	1,441,202	2.5
STERIS PLC	1,409,344	2.4
Recruit Holdings Co., Ltd.	1,387,510	2.4
TOMRA Systems ASA	1,375,818	2.4

	$15,067,737	26.1%

SECTOR BREAKDOWN2

December 31, 2021 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$11,618,553	20.2%
Financials	9,682,587	16.8
Industrials	9,187,247	16.0
Health Care	7,487,423	13.0
Consumer Discretionary	5,403,674	9.4
Consumer Staples	4,449,315	7.7
Materials	4,082,350	7.0
Communication Services	1,076,649	1.9
Energy	1,007,299	1.7
Utilities	969,468	1.7
Short-Term Investments	2,634,479	4.6

Total Investments	$57,599,044	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

8

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2021 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$7,226,967	12.5%
Switzerland	4,967,579	8.6
Netherlands	4,680,265	8.1
United Kingdom	4,119,469	7.2
France	3,806,725	6.6
Sweden	3,512,364	6.1
Japan	3,300,168	5.7
Germany	3,080,082	5.3
Denmark	2,516,360	4.4
India	2,458,716	4.3
Ireland	2,114,879	3.7
Canada	1,979,494	3.4
Finland	1,902,535	3.3
Other	9,298,962	16.2
Short-Term Investments	2,634,479	4.6

Total Investments	$57,599,044	100.0%

1	All data are as of December 31, 2021. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 3.1% or less in the following: Argentina, Austria, China, Hong Kong, Indonesia, Norway, Spain, Taiwan and United Arab Emirates.

9

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2021	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.5%

INFORMATION TECHNOLOGY–20.2%
COMMUNICATIONS EQUIPMENT–1.3%
Telefonaktiebolaget LM Ericsson–Class B	66,454	$731,196

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–3.8%
Flex Ltd.(a)	45,210	828,699
Halma PLC	31,040	1,345,859

		2,174,558

IT SERVICES–3.4%
Adyen NV(a)(b)	377	989,625
Network International Holdings PLC(a)(c)	75,230	297,540
Shopify, Inc.–Class A(a)	477	657,015

		1,944,180

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–9.2%
Infineon Technologies AG	27,955	1,287,005
MediaTek, Inc.	26,000	1,115,647
NXP Semiconductors NV	6,360	1,448,681
STMicroelectronics NV	30,017	1,476,084

		5,327,417

SOFTWARE–2.5%
Dassault Systemes SE	24,285	1,441,202

		11,618,553

FINANCIALS–16.8%
BANKS–8.4%
Bank Mandiri Persero Tbk PT	1,106,000	546,120
Erste Group Bank AG	38,210	1,791,299
HDFC Bank Ltd.	65,572	1,299,547
Svenska Handelsbanken AB–Class A	113,434	1,225,988

		4,862,954

CAPITAL MARKETS–4.8%
London Stock Exchange Group PLC	10,643	1,001,189
Partners Group Holding AG	1,075	1,774,620

		2,775,809

INSURANCE–3.6%
Aflac, Inc.	14,500	846,655
AIA Group Ltd.	72,800	734,759
Prudential PLC	26,740	462,410

		2,043,824

		9,682,587

INDUSTRIALS–16.0%
AEROSPACE & DEFENSE–1.8%
Hexcel Corp.(a)	19,690	1,019,942

COMMERCIAL SERVICES & SUPPLIES–2.4%
TOMRA Systems ASA	19,240	1,375,818

CONSTRUCTION & ENGINEERING–2.3%
WSP Global, Inc.	9,110	1,322,478

ELECTRICAL EQUIPMENT–4.1%
Schneider Electric SE	7,674	1,508,673
Vestas Wind Systems A/S	27,610	840,866

		2,349,539

MACHINERY–3.0%
SMC Corp.	1,800	1,216,544
Xylem, Inc./NY	4,298	515,416

		1,731,960

PROFESSIONAL SERVICES–2.4%
Recruit Holdings Co., Ltd.	22,800	1,387,510

		9,187,247

HEALTH CARE–13.0%
BIOTECHNOLOGY–1.4%
Abcam PLC(a)	34,541	810,229

HEALTH CARE EQUIPMENT & SUPPLIES–7.6%
Alcon, Inc.	16,490	1,454,506
ConvaTec Group PLC(c)	191,320	499,782
Koninklijke Philips NV	27,224	1,007,604
STERIS PLC	5,790	1,409,344

		4,371,236

HEALTH CARE PROVIDERS & SERVICES–2.0%
Apollo Hospitals Enterprise Ltd.	17,181	1,159,169

LIFE SCIENCES TOOLS & SERVICES–1.3%
Gerresheimer AG	7,483	719,482

PHARMACEUTICALS–0.7%
Roche Holding AG	1,030	427,307

		7,487,423

CONSUMER DISCRETIONARY–9.4%
AUTO COMPONENTS–3.4%
Aptiv PLC(a)	6,658	1,098,237
Autoliv, Inc.	8,420	870,712

		1,968,949

AUTOMOBILES–1.2%
BYD Co., Ltd.–Class H	21,000	710,312

INTERNET & DIRECT MARKETING RETAIL–1.2%
MercadoLibre, Inc.(a)	512	690,381

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TEXTILES, APPAREL & LUXURY GOODS–3.6%
Puma SE	8,791	$1,073,594
Shenzhou International Group Holdings Ltd.	49,600	960,438

		2,034,032

		5,403,674

CONSUMER STAPLES–7.7%
FOOD PRODUCTS–5.3%
Danone SA	14,309	889,440
Kerry Group PLC–Class A	6,729	868,146
Nestle SA	9,391	1,311,146

		3,068,732

HOUSEHOLD PRODUCTS–2.4%
Essity AB–Class B	20,980	684,468
Unicharm Corp.	16,000	696,115

		1,380,583

		4,449,315

MATERIALS–7.1%
CHEMICALS–3.4%
Chr Hansen Holding A/S	8,954	706,026
Koninklijke DSM NV	5,481	1,234,356

		1,940,382

CONTAINERS & PACKAGING–3.7%
Huhtamaki Oyj	20,240	895,235
Smurfit Kappa Group PLC	22,620	1,246,733

		2,141,968

		4,082,350

COMMUNICATION SERVICES–1.9%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.3%
Cellnex Telecom SA	13,025	754,507

ENTERTAINMENT–0.6%
Sea Ltd. (ADR)(a)	1,440	322,142

		1,076,649

ENERGY–1.7%
OIL, GAS & CONSUMABLE FUELS–1.7%
Neste Oyj	20,467	1,007,299

UTILITIES–1.7%
ELECTRIC UTILITIES–1.7%
Orsted AS	7,570	969,468

Total Common Stocks (cost $35,738,393)		54,964,565

SHORT-TERM INVESTMENTS–4.6%
INVESTMENT COMPANIES–4.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(d)(e)(f) (cost $2,634,479)	2,634,479	2,634,479

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.1% (cost $38,372,872)		57,599,044

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.8%
INVESTMENT COMPANIES–1.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(d)(e)(f) (cost $1,024,492)	1,024,492	1,024,492

TOTAL INVESTMENTS–101.9% (cost $39,397,364)		58,623,536
Other assets less liabilities–(1.9)%		(1,078,796)

NET ASSETS–100.0%		$57,544,740

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	INR	50,217	USD	670	01/07/2022	$(4,642)
Barclays Bank PLC	USD	589	RUB	43,982	03/02/2022	(6,741)
Citibank, NA	USD	2,032	KRW	2,397,232	01/20/2022	(16,582)
Citibank, NA	USD	5,202	JPY	592,206	02/09/2022	(52,834)
Deutsche Bank AG	BRL	3,588	USD	636	01/04/2022	(8,446)
Deutsche Bank AG	USD	643	BRL	3,588	01/04/2022	1,212

11

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD	631	BRL	3,588	02/02/2022	$8,505
Deutsche Bank AG	EUR	6,385	USD	7,382	02/10/2022	107,161
Goldman Sachs Bank USA	CNH	1,602	USD	250	02/17/2022	(1,277)
Goldman Sachs Bank USA	USD	3,990	CNH	25,582	02/17/2022	19,543
JPMorgan Chase Bank, NA	SEK	9,349	USD	1,072	01/20/2022	36,798
Morgan Stanley Capital Services, Inc.	USD	116	INR	8,763	01/07/2022	1,963
Morgan Stanley Capital Services, Inc.	USD	1,090	TWD	30,497	01/20/2022	11,732
Morgan Stanley Capital Services, Inc.	USD	2,518	AUD	3,406	02/08/2022	(39,850)
Morgan Stanley Capital Services, Inc.	USD	2,241	CAD	2,821	02/10/2022	(11,189)
Natwest Markets PLC	USD	130	INR	9,801	01/07/2022	1,921
Standard Chartered Bank	USD	292	INR	21,925	01/07/2022	2,432
Standard Chartered Bank	USD	96	TWD	2,667	01/20/2022	379
State Street Bank & Trust Co.	CHF	1,102	USD	1,201	01/13/2022	(8,431)
State Street Bank & Trust Co.	USD	214	CHF	197	01/13/2022	2,278
State Street Bank & Trust Co.	USD	262	MXN	5,349	01/13/2022	(1,151)
State Street Bank & Trust Co.	USD	119	GBP	89	01/14/2022	1,236
State Street Bank & Trust Co.	USD	398	GBP	293	01/14/2022	(1,086)
State Street Bank & Trust Co.	USD	348	SGD	475	01/14/2022	4,727
State Street Bank & Trust Co.	NOK	6,838	USD	803	01/20/2022	26,904
State Street Bank & Trust Co.	NOK	2,397	USD	269	01/20/2022	(2,628)
State Street Bank & Trust Co.	SEK	1,560	USD	179	01/20/2022	6,711
State Street Bank & Trust Co.	SEK	2,858	USD	314	01/20/2022	(2,084)
State Street Bank & Trust Co.	USD	182	SEK	1,652	01/20/2022	962
State Street Bank & Trust Co.	USD	233	SEK	1,988	01/20/2022	(12,519)
State Street Bank & Trust Co.	USD	442	ZAR	7,023	01/25/2022	(2,401)
State Street Bank & Trust Co.	AUD	120	USD	85	02/08/2022	(1,926)
State Street Bank & Trust Co.	USD	98	AUD	135	02/08/2022	279
State Street Bank & Trust Co.	JPY	82,222	USD	727	02/09/2022	11,948
State Street Bank & Trust Co.	USD	127	JPY	14,575	02/09/2022	123
State Street Bank & Trust Co.	USD	451	JPY	51,416	02/09/2022	(4,257)
State Street Bank & Trust Co.	CAD	175	USD	136	02/10/2022	(1,915)
State Street Bank & Trust Co.	EUR	755	USD	878	02/10/2022	17,686
State Street Bank & Trust Co.	USD	132	CAD	169	02/10/2022	1,681
State Street Bank & Trust Co.	USD	917	EUR	809	02/10/2022	4,937
State Street Bank & Trust Co.	CNH	812	USD	127	02/17/2022	181
State Street Bank & Trust Co.	USD	192	ILS	602	03/03/2022	1,396
UBS AG	BRL	4,544	USD	812	01/04/2022	(3,511)
UBS AG	USD	806	BRL	4,544	01/04/2022	9,524

						$98,749

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2021, the aggregate market value of these securities amounted to $797,322 or 1.4% of net assets.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

12

AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

13

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2021	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $35,738,393)	$54,964,565	(a)
Affiliated issuers (cost $3,658,971—including investment of cash collateral for securities loaned of $1,024,492)	3,658,971
Foreign currencies, at value (cost $64,824)	65,577
Unrealized appreciation on forward currency exchange contracts	282,219
Unaffiliated dividends receivable	94,783
Receivable for capital stock sold	1,207
Affiliated dividends receivable	20

Total assets	59,067,342

LIABILITIES
Payable for collateral received on securities loaned	1,024,492
Unrealized depreciation on forward currency exchange contracts	183,470
Foreign capital gains tax payable	106,053
Advisory fee payable	33,402
Administrative fee payable	22,472
Payable for capital stock redeemed	19,699
Distribution fee payable	6,428
Transfer Agent fee payable	146
Accrued expenses	126,440

Total liabilities	1,522,602

NET ASSETS	$57,544,740

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,146
Additional paid-in capital	31,426,375
Distributable earnings	26,116,219

NET ASSETS	$57,544,740

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$26,640,719	982,619	$27.11

B	$30,904,021	1,163,229	$26.57

(a)	Includes securities on loan with a value of $968,625 (see Note E).

See notes to financial statements.

14

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2021	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $103,309)	$590,121
Affiliated issuers	297
Interest (net of foreign taxes withheld of $211)	828
Non-cash dividend income	76,448
Securities lending income	9,044

676,738

EXPENSES
Advisory fee (see Note B)	443,642
Distribution fee—Class B	79,676
Transfer agency—Class A	2,323
Transfer agency—Class B	2,713
Administrative	87,443
Custody and accounting	74,148
Audit and tax	60,088
Printing	29,893
Legal	24,183
Directors’ fees	19,227
Miscellaneous	15,676

Total expenses	839,012
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(31,096)

Net expenses	807,916

Net investment loss	(131,178)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(a)	7,008,323
Forward currency exchange contracts	(46,124)
Foreign currency transactions	268,315
Net change in unrealized appreciation/depreciation of:
Investments(b)	(2,291,114)
Forward currency exchange contracts	(141,891)
Foreign currency denominated assets and liabilities	5,049

Net gain on investment and foreign currency transactions	4,802,558

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,671,380

(a)	Net of foreign realized capital gains taxes of $65,098.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $54,187.

See notes to financial statements.

15

INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(131,178)	$(287,752)
Net realized gain on investment and foreign currency transactions	7,230,514	5,175,567
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,427,956)	9,124,962

Net increase in net assets from operations	4,671,380	14,012,777
Distributions to Shareholders
Class A	(2,543,196)	(2,359,331)
Class B	(3,008,549)	(2,741,392)
CAPITAL STOCK TRANSACTIONS
Net decrease	(1,053,333)	(3,312,483)

Total increase (decrease)	(1,933,698)	5,599,571
NET ASSETS
Beginning of period	59,478,438	53,878,867

End of period	$57,544,740	$59,478,438

See notes to financial statements.

16

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2021	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

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(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2021:

	Level 1		Level 2	Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$3,231,935		$8,386,618	$–0	–	$11,618,553
Financials	846,655		8,835,932	–0	–	9,682,587
Industrials	2,857,836		6,329,411	–0	–	9,187,247
Health Care	2,219,573		5,267,850	–0	–	7,487,423
Consumer Discretionary	2,659,330		2,744,344	–0	–	5,403,674
Consumer Staples	–0	–	4,449,315	–0	–	4,449,315
Materials	–0	–	4,082,350	–0	–	4,082,350
Communication Services	322,142		754,507	–0	–	1,076,649

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AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Energy	$–0	–	$1,007,299		$–0	–	$1,007,299
Utilities	–0	–	969,468		–0	–	969,468
Short-Term Investments	2,634,479		–0	–	–0	–	2,634,479
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,024,492		–0	–	–0	–	1,024,492

Total Investments in Securities	15,796,442		42,827,094	(a)	–0	–	58,623,536
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	282,219		–0	–	282,219
Liabilities:
Forward Currency Exchange Contracts	–0	–	(183,470)		–0	–	(183,470)

Total	$15,796,442		$42,925,843		$–0	–	$58,722,285

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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(continued)	AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to 0.05% on an annual basis of the average net assets for Class A and Class B. For the year ended December 31, 2021, such reimbursements/waivers amounted to $29,576. This fee waiver and/or expense reimbursement agreement extends through May 1, 2023 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2021, the reimbursement for such services amounted to $87,443.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2021.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2021, such waiver amounted to $1,507.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,456	$13,717	$12,538	$2,635	$0	*
Government Money Market Portfolio**	2,335	17,220	18,531	1,024	0	*

Total				$3,659	$0	*

*	Amount is less than $500.

**	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

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AB Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$13,990,947		$20,862,857
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$39,485,156

Gross unrealized appreciation	$20,247,929
Gross unrealized depreciation	(1,092,711)

Net unrealized appreciation	$19,155,218

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2021, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

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(continued)	AB Variable Products Series Fund

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2021, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$282,219	Unrealized depreciation on forward currency exchange contracts	$183,470

Total		$282,219		$183,470

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(46,124)	$(141,891)

Total		$(46,124)	$(141,891)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2021:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$26,056,534
Average principal amount of sale contracts	$17,739,450

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Deutsche Bank AG	$116,878	$(8,446)		$–0	–	$–0	–	$108,432
Goldman Sachs Bank USA	19,543	(1,277)		–0	–	–0	–	18,266
JPMorgan Chase Bank, NA	36,798	–0	–	–0	–	–0	–	36,798
Morgan Stanley Capital Services, Inc.	13,695	(13,695)		–0	–	–0	–	–0	–
Natwest Markets PLC	1,921	–0	–	–0	–	–0	–	1,921
Standard Chartered Bank	2,811	–0	–	–0	–	–0	–	2,811
State Street Bank & Trust Co.	81,049	(38,398)		–0	–	–0	–	42,651
UBS AG	9,524	(3,511)		–0	–	–0	–	6,013

Total	$282,219	$(65,327)		$–0	–	$–0	–	$216,892	^

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AB Variable Products Series Fund

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$11,383	$–0	–	$–0	–	$–0	–	$11,383
Citibank, NA	69,416	–0	–	–0	–	–0	–	69,416
Deutsche Bank AG	8,446	(8,446)		–0	–	–0	–	–0	–
Goldman Sachs Bank USA	1,277	(1,277)		–0	–	–0	–	–0	–
Morgan Stanley Capital Services, Inc.	51,039	(13,695)		–0	–	–0	–	37,344
State Street Bank & Trust Co.	38,398	(38,398)		–0	–	–0	–	–0	–
UBS AG	3,511	(3,511)		–0	–	–0	–	–0	–

Total	$183,470	$(65,327)		$–0	–	$–0	–	$118,143	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to

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NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2021 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$968,625	$1,024,492	$–0–	$8,883	$161	$13

*	As of December 31, 2021.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Class A
Shares sold	25,160	19,172	$699,611	$434,740
Shares issued in reinvestment of dividends and distributions	93,984	102,313	2,543,196	2,359,331
Shares redeemed	(131,186)	(153,877)	(3,650,448)	(3,611,499)

Net decrease	(12,042)	(32,392)	$(407,641)	$(817,428)

Class B
Shares sold	69,412	108,028	$1,884,980	$2,392,079
Shares issued in reinvestment of dividends and distributions	113,359	120,660	3,008,549	2,741,392
Shares redeemed	(202,023)	(331,740)	(5,539,221)	(7,628,526)

Net decrease	(19,252)	(103,052)	$(645,692)	$(2,495,055)

At December 31, 2021, certain shareholders of the Portfolio owned 79% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Sector Risk—The Portfolio may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or financial services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Portfolio’s investments.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Portfolio may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Portfolio’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Portfolio’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

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AB Variable Products Series Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Portfolio.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

25

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	2021		2020
Distributions paid from:
Ordinary income	$–0	–	$1,009,224
Net long-term capital gains	5,551,745		4,091,499

Total taxable distributions paid	$5,551,745		$5,100,723

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$7,065,749
Unrealized appreciation/(depreciation)	19,050,470	(a)

Total accumulated earnings/(deficit)	$26,116,219

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2021, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

At a meeting held on November 2-4, 2021, the Adviser recommended and the Portfolio’s Board of Directors approved certain changes to the Portfolio, including changing the Portfolio’s name to “AB Sustainable International Thematic Portfolio” and changes to the Portfolio’s principal investment strategies. The changes to the principal investment strategies became effective on January 4, 2022, while the change to the Portfolio’s name will be effective on or about May 1, 2022.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

26

INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2021	2020	2019	2018	2017
Net asset value, beginning of period	$27.56	$23.49	$18.99	$23.15	$17.34

Income From Investment Operations
Net investment income (loss) (a)(b)	(.02)	(.10)	.08	.15	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.29	6.65	5.08	(4.16)	6.00

Net increase (decrease) in net asset value from operations	2.27	6.55	5.16	(4.01)	6.06

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.34)	(.13)	(.15)	(.25)
Distributions from net realized gain on investment transactions	(2.72)	(2.14)	(.53)	–0	–	–0	–

Total dividends and distributions	(2.72)	(2.48)	(.66)	(.15)	(.25)

Net asset value, end of period	$27.11	$27.56	$23.49	$18.99	$23.15

Total Return
Total investment return based on net asset value (c)*	8.25%	29.94%	27.53%	(17.41)%	35.02%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,641	$27,410	$24,123	$21,522	$30,318
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.23%	1.31%	1.36%	1.27%	1.24%
Expenses, before waivers/reimbursements	1.28%	1.37%	1.41%	1.29%	1.24%
Net investment income (loss) (b)	(.09)%	(.42)%	.40%	.69%	.30%
Portfolio turnover rate	25%	34%	49%	33%	52%

See footnote summary on page 28.

27

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2021	2020	2019	2018	2017
Net asset value, beginning of period	$27.12	$23.15	$18.71	$22.80	$17.09

Income From Investment Operations
Net investment income (loss) (a)(b)	(.09)	(.15)	.03	.09	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.26	6.54	5.00	(4.09)	5.90

Net increase (decrease) in net asset value from operations	2.17	6.39	5.03	(4.00)	5.91

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.28)	(.06)	(.09)	(.20)
Distributions from net realized gain on investment transactions	(2.72)	(2.14)	(.53)	–0	–	–0	–

Total dividends and distributions	(2.72)	(2.42)	(.59)	(.09)	(.20)

Net asset value, end of period	$26.57	$27.12	$23.15	$18.71	$22.80

Total Return
Total investment return based on net asset value (c)*	8.01%	29.60%	27.23%	(17.60)%	34.63%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,904	$32,068	$29,756	$28,169	$41,007
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.48%	1.56%	1.61%	1.52%	1.49%
Expenses, before waivers/reimbursements	1.53%	1.62%	1.66%	1.54%	1.49%
Net investment income (loss) (b)	(.34)%	(.67)%	.15%	.43%	.04%
Portfolio turnover rate	25%	34%	49%	33%	52%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2017 by .01%.

See notes to financial statements.

28

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB International Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2022

29

2021 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2021. For Corporate shareholders, 19.64% of dividends paid qualify for the dividends received deduction. The Portfolio designates $5,551,745 of dividends paid as long-term capital gain dividends.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2021, $125,881 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $744,103.

30

INTERNATIONAL GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan*, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Daniel C. Roarty(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President and Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Sustainable Thematic Equities Investment Team. Mr. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

31

INTERNATIONAL GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

32

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

33

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

34

AB Variable Products Series Fund

*	The address for the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

35

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Daniel C. Roarty 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer of Sustainable Thematic Equities.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President and Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

36

INTERNATIONAL GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

37

INTERNATIONAL GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Growth Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

38

AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

39

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above a median, after giving effect to a voluntary waiver by the Adviser. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

40

VPS-IG-0151-1221

DEC    12.31.21

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERNATIONAL VALUE PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2022

The following is an update of AB Variable Products Series Fund—International Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2021.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed- and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Portfolio invests significantly, at least 40%—unless market conditions are not deemed favorable by the Adviser—in securities of non-US companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”).

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities,” and enter into forward commitments.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the one-, five- and 10-year periods ended December 31, 2021.

During the annual period, all share classes of the Portfolio underperformed the benchmark. Sector selection drove underperformance, relative to the benchmark. Losses from underweights to the technology and industrials sectors detracted most, while underweights to health care and consumer staples contributed. Overall security selection was positive. Selection within financials and consumer staples contributed, offsetting losses within the materials and technology sectors. In terms of country positioning (a result of bottom-up security analysis driven by fundamental research), an overweight to South Korea detracted while an underweight to Hong Kong contributed.

The Portfolio used derivatives in the form of forwards for hedging purposes, which added to absolute returns during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

International equities recorded double-digit returns and emerging markets lost ground during the annual period ended December 31, 2021. International markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, equity markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock markets gave back gains, however, after the US Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and

1

AB Variable Products Series Fund

remained focused on still generally supportive monetary policy. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Portfolio’s Senior Investment Management Team (the “Team”) has continued to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Portfolio’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

2

INTERNATIONAL VALUE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after the deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other

(Disclosures, Risks and Note About Historical Performance continued on next page)

3

DISCLOSURES AND RISKS

(continued)	AB Variable Products Series Fund

information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

INTERNATIONAL VALUE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2021 (unaudited)	1 Year	5 Years[1]	10 Years[1]

International Value Portfolio Class A	11.08%	5.24%	5.70%

International Value Portfolio Class B	10.86%	4.98%	5.44%

MSCI EAFE Index (net)	11.26%	9.55%	8.03%
1 Average annual returns.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.92% and 1.17% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2011 TO 12/31/2021 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in International Value Portfolio Class A shares (from 12/31/2011 to 12/31/2021) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on pages 3-4.

5

INTERNATIONAL VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 0	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,012.10	$4.51	0.89%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.72	$4.53	0.89%

Class B
Actual	$1,000	$1,010.60	$5.78	1.14%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.46	$5.80	1.14%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2021 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Roche Holding AG	$15,972,153	4.6%
Nestle SA	11,681,778	3.3
SCREEN Holdings Co., Ltd.	8,531,774	2.4
Erste Group Bank AG	7,677,597	2.2
Stellantis NV	7,394,192	2.1
EDP—Energias de Portugal SA	7,253,599	2.1
Airbus SE	7,193,002	2.1
Fuji Electric Co., Ltd.	7,123,502	2.0
Bank of Ireland Group PLC	6,948,055	2.0
Suncorp Group Ltd.	6,570,727	1.9

	$86,346,379	24.7%

SECTOR BREAKDOWN2

December 31, 2021 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Consumer Discretionary	$71,209,842	20.4%
Financials	64,924,178	18.6
Industrials	41,786,883	12.0
Consumer Staples	40,313,966	11.6
Health Care	31,677,254	9.1
Information Technology	25,117,596	7.2
Materials	22,192,824	6.4
Communication Services	14,719,234	4.2
Energy	12,979,028	3.7
Utilities	12,113,615	3.5
Real Estate	9,421,001	2.7
Short-Term Investments	2,076,417	0.6

Total Investments	$348,531,838	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN[1]

December 31, 2021 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$81,668,054	23.4%
United Kingdom	46,889,632	13.5
France	28,601,258	8.2
Switzerland	27,653,932	7.9
Italy	19,697,707	5.7
Germany	14,390,914	4.1
Netherlands	13,207,419	3.8
Ireland	12,741,811	3.7
South Korea	9,878,312	2.8
Spain	9,031,996	2.6
Canada	8,320,465	2.4
Sweden	8,080,595	2.3
Austria	7,677,597	2.2
Other	58,615,729	16.8
Short-Term Investments	2,076,417	0.6

Total Investments	$348,531,838	100.0%

1	All data are as of December 31, 2021. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 2.1% or less in the following: Australia, Belgium, Denmark, Finland, Israel, Macau, Norway, Poland, Portugal, South Africa and United States.

8

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2021	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.0%
CONSUMER DISCRETIONARY–20.3%
AUTO COMPONENTS–3.3%
Faurecia SE	112,936	$5,373,044
Pirelli & C SpA(a)	890,650	6,177,109

		11,550,153

AUTOMOBILES–3.4%
Stellantis NV	389,738	7,394,192
Suzuki Motor Corp.	113,300	4,369,169

		11,763,361

DIVERSIFIED CONSUMER SERVICES–1.3%
Benesse Holdings, Inc.	237,400	4,661,884

HOTELS, RESTAURANTS & LEISURE–3.6%
Entain PLC(b)	223,640	5,111,666
Galaxy Entertainment Group Ltd.(b)	547,000	2,837,618
Restaurant Brands International, Inc.(c)	77,540	4,701,623

		12,650,907

HOUSEHOLD DURABLES–3.0%
Persimmon PLC	117,240	4,544,107
Sony Group Corp.	48,100	6,073,980

		10,618,087

SPECIALTY RETAIL–1.6%
Kingfisher PLC	1,199,870	5,519,094

TEXTILES, APPAREL & LUXURY GOODS–4.1%
Burberry Group PLC	211,460	5,219,308
HUGO BOSS AG	91,500	5,538,859
Pandora A/S	29,650	3,688,189

		14,446,356

		71,209,842

FINANCIALS–18.6%
BANKS–13.9%
Banco Bilbao Vizcaya Argentaria SA	869,360	5,156,157
Bank Leumi Le-Israel BM	476,430	5,110,195
Bank of Ireland Group PLC(b)	1,226,821	6,948,055
Bank Polska Kasa Opieki SA	55,230	1,667,043
BNP Paribas SA	78,800	5,448,313
Erste Group Bank AG	163,770	7,677,597
KBC Group NV	71,080	6,107,281
Mediobanca Banca di Credito Finanziario SpA	435,470	4,999,403
Nordea Bank Abp	457,320	5,578,639

		48,692,683

DIVERSIFIED FINANCIAL SERVICES–1.1%
ORIX Corp.	179,500	3,663,266

Company	Shares	U.S. $ Value

INSURANCE–3.6%
NN Group NV	110,900	$5,997,502
Suncorp Group Ltd.(c)	816,130	6,570,727

		12,568,229

		64,924,178

INDUSTRIALS–11.9%
AEROSPACE & DEFENSE–2.9%
Airbus SE(b)	56,220	7,193,002
Saab AB–Class B	124,200	3,154,642

		10,347,644

ELECTRICAL EQUIPMENT–3.1%
Fuji Electric Co., Ltd.	130,400	7,123,502
Prysmian SpA	97,330	3,661,179

		10,784,681

INDUSTRIAL CONGLOMERATES–1.8%
Melrose Industries PLC	2,930,120	6,372,378

MACHINERY–2.1%
Alstom SA	110,050	3,907,924
Amada Co., Ltd.	350,800	3,473,577

		7,381,501

PROFESSIONAL SERVICES–1.0%
UT Group Co., Ltd.	93,800	3,522,900

ROAD & RAIL–1.0%
Sankyu, Inc.	81,400	3,377,779

		41,786,883

CONSUMER STAPLES–11.5%
BEVERAGES–1.0%
Carlsberg AS–Class B	19,350	3,340,734

FOOD & STAPLES RETAILING–1.0%
Koninklijke Ahold Delhaize NV	99,120	3,401,435

FOOD PRODUCTS–6.4%
Morinaga & Co., Ltd./Japan	72,100	2,358,234
Nestle SA	83,670	11,681,778
Nichirei Corp.	142,400	3,305,556
Salmar ASA	75,900	5,234,812

		22,580,380

TOBACCO–3.1%
British American Tobacco PLC	163,350	6,065,464
Swedish Match AB	620,500	4,925,953

		10,991,417

		40,313,966

HEALTH CARE–9.1%
HEALTH CARE EQUIPMENT & SUPPLIES–2.3%
ConvaTec Group PLC(a)	1,560,619	4,076,778

9

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Smith & Nephew PLC	228,170	$3,982,107

		8,058,885

PHARMACEUTICALS–6.8%
Nippon Shinyaku Co., Ltd.	38,100	2,653,101
Roche Holding AG	38,500	15,972,153
Sanofi	49,760	4,993,115

		23,618,369

		31,677,254

INFORMATION TECHNOLOGY–7.2%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.8%
Horiba Ltd.	49,300	2,899,029

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–5.1%
NXP Semiconductors NV	16,720	3,808,481
SCREEN Holdings Co., Ltd.	79,400	8,531,774
SK Hynix, Inc.(b)	48,340	5,309,308

		17,649,563

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.3%
Samsung Electronics Co., Ltd.	69,570	4,569,004

		25,117,596

MATERIALS–6.3%
CHEMICALS–2.6%
Tosoh Corp.	402,000	5,972,318
Zeon Corp.	257,400	2,975,208

		8,947,526

CONSTRUCTION MATERIALS–1.6%
CRH PLC	109,440	5,793,755

METALS & MINING–2.1%
Agnico Eagle Mines Ltd.	68,130	3,618,843
Anglo American PLC	93,180	3,832,700

		7,451,543

		22,192,824

COMMUNICATION SERVICES–4.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.9%
Deutsche Telekom AG	262,880	4,857,362
Orange SA	157,820	1,685,861

		6,543,223

ENTERTAINMENT–1.7%
GungHo Online Entertainment, Inc.	137,800	3,097,732
Konami Holdings Corp.(c)	59,700	2,865,572

		5,963,304

Company	Shares	U.S. $ Value

INTERACTIVE MEDIA & SERVICES–0.6%
Dip Corp.	65,000	$2,212,707

		14,719,234

ENERGY–3.7%
OIL, GAS & CONSUMABLE FUELS–3.7%
ENEOS Holdings, Inc.	831,000	3,104,458
Repsol SA	327,265	3,875,840
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	274,230	5,998,730

		12,979,028

UTILITIES–3.5%
ELECTRIC UTILITIES–3.5%
EDP–Energias de Portugal SA(c)	1,320,444	7,253,599
Enel SpA	607,800	4,860,016

		12,113,615

REAL ESTATE–2.7%
REAL ESTATE MANAGEMENT & DEVELOPMENT–2.7%
Aroundtown SA	662,210	3,994,694
Daito Trust Construction Co., Ltd.	47,300	5,426,307

		9,421,001

Total Common Stocks (cost $300,394,648)		346,455,421

SHORT-TERM INVESTMENTS–0.6%
INVESTMENT COMPANIES–0.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(d)(e)(f) (cost $2,076,417)	2,076,417	2,076,417

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.6% (cost $302,471,065)		348,531,838

10

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.9%
INVESTMENT COMPANIES–0.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(d)(e)(f) (cost $3,294,586)	3,294,586	$3,294,586

TOTAL INVESTMENTS–100.5% (cost $305,765,651)		351,826,424
Other assets less liabilities–(0.5)%		(1,914,607)

NET ASSETS–100.0%		$349,911,817

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	2,756	USD	3,675	01/14/2022	$(55,265)
Bank of America, NA	USD	824	GBP	617	01/14/2022	11,242
Bank of America, NA	USD	1,058	AUD	1,453	02/08/2022	(438)
Bank of America, NA	JPY	205,200	USD	1,822	02/09/2022	37,576
Bank of America, NA	USD	2,300	JPY	260,496	02/09/2022	(35,094)
Bank of America, NA	USD	930	EUR	825	02/10/2022	9,034
Bank of America, NA	RUB	112,289	USD	1,496	03/02/2022	10,306
Barclays Bank PLC	GBP	859	USD	1,156	01/14/2022	(6,579)
Barclays Bank PLC	KRW	980,611	USD	833	01/20/2022	8,724
Barclays Bank PLC	SEK	16,529	USD	1,820	01/20/2022	(9,718)
Barclays Bank PLC	USD	909	SEK	8,263	01/20/2022	5,387
Barclays Bank PLC	JPY	158,371	USD	1,383	02/09/2022	5,626
Citibank, NA	KRW	9,052,117	USD	7,671	01/20/2022	62,616
Citibank, NA	JPY	212,330	USD	1,865	02/09/2022	18,943
Citibank, NA	EUR	945	USD	1,067	02/10/2022	(9,745)
Citibank, NA	USD	5,737	EUR	5,069	02/10/2022	38,062
Citibank, NA	USD	2,128	EUR	1,868	02/10/2022	(265)
Citibank, NA	USD	1,504	RUB	112,289	03/02/2022	(18,720)
Credit Suisse International	USD	4,076	CHF	3,784	01/13/2022	77,887
Credit Suisse International	USD	1,874	SEK	16,025	01/20/2022	(100,216)
Deutsche Bank AG	BRL	9,756	USD	1,729	01/04/2022	(22,965)
Deutsche Bank AG	USD	1,748	BRL	9,756	01/04/2022	3,296
Deutsche Bank AG	USD	1,716	BRL	9,756	02/02/2022	23,126
Deutsche Bank AG	USD	1,030	AUD	1,396	02/08/2022	(14,205)
Deutsche Bank AG	EUR	21,958	USD	25,386	02/10/2022	368,528
Deutsche Bank AG	EUR	1,183	USD	1,337	02/10/2022	(10,767)
Deutsche Bank AG	ILS	8,002	USD	2,553	03/03/2022	(21,787)

11

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	USD	11,710	CHF	10,744	01/13/2022	$83,469
Goldman Sachs Bank USA	GBP	627	USD	832	01/14/2022	(16,983)
Goldman Sachs Bank USA	USD	966	SEK	8,266	01/20/2022	(50,773)
Goldman Sachs Bank USA	USD	2,168	CNH	13,900	02/17/2022	10,618
JPMorgan Chase Bank, NA	CHF	3,851	USD	4,170	01/13/2022	(57,966)
JPMorgan Chase Bank, NA	GBP	1,327	USD	1,765	01/14/2022	(30,424)
JPMorgan Chase Bank, NA	KRW	623,847	USD	529	01/20/2022	4,320
JPMorgan Chase Bank, NA	SEK	16,025	USD	1,837	01/20/2022	63,076
JPMorgan Chase Bank, NA	USD	559	NOK	4,788	01/20/2022	(15,847)
Morgan Stanley Capital Services, Inc.	BRL	9,756	USD	1,748	01/04/2022	(3,296)
Morgan Stanley Capital Services, Inc.	USD	1,731	BRL	9,756	01/04/2022	20,327
Morgan Stanley Capital Services, Inc.	USD	1,074	CHF	976	01/13/2022	(2,391)
Morgan Stanley Capital Services, Inc.	GBP	474	USD	628	01/14/2022	(13,465)
Morgan Stanley Capital Services, Inc.	USD	2,972	GBP	2,233	01/14/2022	50,732
Morgan Stanley Capital Services, Inc.	KRW	398,945	USD	336	01/20/2022	572
Morgan Stanley Capital Services, Inc.	NOK	18,975	USD	2,254	01/20/2022	99,652
Morgan Stanley Capital Services, Inc.	NOK	11,362	USD	1,251	01/20/2022	(38,657)
Morgan Stanley Capital Services, Inc.	USD	1,127	NZD	1,622	01/20/2022	(16,179)
Morgan Stanley Capital Services, Inc.	USD	1,716	IDR	24,732,687	01/27/2022	21,467
Morgan Stanley Capital Services, Inc.	AUD	1,343	USD	955	02/08/2022	(22,540)
Morgan Stanley Capital Services, Inc.	USD	15,558	AUD	21,044	02/08/2022	(246,214)
Morgan Stanley Capital Services, Inc.	JPY	247,942	USD	2,181	02/09/2022	25,465
Morgan Stanley Capital Services, Inc.	USD	1,716	JPY	197,642	02/09/2022	2,819
Morgan Stanley Capital Services, Inc.	USD	942	JPY	108,200	02/09/2022	(880)
Morgan Stanley Capital Services, Inc.	CAD	9,606	USD	7,632	02/10/2022	38,101
Morgan Stanley Capital Services, Inc.	EUR	4,105	USD	4,649	02/10/2022	(28,277)
Morgan Stanley Capital Services, Inc.	USD	1,212	CAD	1,559	02/10/2022	20,593
Morgan Stanley Capital Services, Inc.	USD	1,982	EUR	1,755	02/10/2022	17,241
Natwest Markets PLC	USD	1,660	MXN	33,905	01/13/2022	(6,980)
Natwest Markets PLC	USD	2,236	GBP	1,679	01/14/2022	36,795
Natwest Markets PLC	USD	2,257	JPY	256,791	02/09/2022	(23,682)
Natwest Markets PLC	HKD	9,610	USD	1,234	02/10/2022	1,683
Standard Chartered Bank	USD	1,765	INR	133,278	01/07/2022	25,838
Standard Chartered Bank	GBP	1,217	USD	1,638	01/14/2022	(9,658)
Standard Chartered Bank	IDR	24,732,687	USD	1,715	01/27/2022	(22,419)
Standard Chartered Bank	USD	3,602	EUR	3,173	02/10/2022	13,491
State Street Bank & Trust Co.	CHF	2,873	USD	3,130	01/13/2022	(23,882)
State Street Bank & Trust Co.	USD	3,541	CHF	3,253	01/13/2022	29,708
State Street Bank & Trust Co.	GBP	452	USD	606	01/14/2022	(3,691)
State Street Bank & Trust Co.	USD	2,173	GBP	1,628	01/14/2022	30,753
State Street Bank & Trust Co.	USD	1,980	AUD	2,758	02/08/2022	26,558
State Street Bank & Trust Co.	USD	200	JPY	22,712	02/09/2022	(2,653)
State Street Bank & Trust Co.	CAD	445	USD	354	02/10/2022	1,921
State Street Bank & Trust Co.	EUR	1,079	USD	1,255	02/10/2022	25,277
State Street Bank & Trust Co.	EUR	2,633	USD	2,962	02/10/2022	(37,867)
State Street Bank & Trust Co.	USD	431	CAD	549	02/10/2022	2,876
State Street Bank & Trust Co.	USD	1,601	EUR	1,410	02/10/2022	5,963
State Street Bank & Trust Co.	USD	1,109	EUR	958	02/10/2022	(17,371)
State Street Bank & Trust Co.	USD	500	PLN	2,043	02/17/2022	5,344
UBS AG	CHF	4,369	USD	4,756	01/13/2022	(38,984)

12

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	USD	3,466	GBP	2,555	01/14/2022	$(8,171)
UBS AG	USD	3,599	SGD	4,849	01/14/2022	(569)
UBS AG	AUD	1,614	USD	1,158	02/08/2022	(16,714)
UBS AG	JPY	109,712	USD	969	02/09/2022	14,715
UBS AG	PLN	7,041	USD	1,722	02/17/2022	(20,366)

						$277,064

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2021, the aggregate market value of these securities amounted to $10,253,887 or 2.9% of net assets.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

See notes to financial statements.

13

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2021	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $300,394,648)	$346,455,421	(a)
Affiliated issuers (cost $5,371,003—including investment of cash collateral for securities loaned of $3,294,586)	5,371,003
Foreign currencies, at value (cost $424,654)	422,654
Unaffiliated dividends receivable	1,458,212
Unrealized appreciation on forward currency exchange contracts	1,359,727
Receivable for capital stock sold	29,722
Receivable for investment securities sold and foreign currency transactions	191
Affiliated dividends receivable	20

Total assets	355,096,950

LIABILITIES
Payable for collateral received on securities loaned	3,294,586
Unrealized depreciation on forward currency exchange contracts	1,082,663
Advisory fee payable	216,624
Payable for capital stock redeemed	99,313
Foreign capital gains tax payable	77,257
Distribution fee payable	63,160
Payable for investment securities purchased	36,504
Administrative fee payable	22,681
Transfer Agent fee payable	146
Accrued expenses	292,199

Total liabilities	5,185,133

NET ASSETS	$349,911,817

COMPOSITION OF NET ASSETS
Capital stock, at par	$22,386
Additional paid-in capital	309,583,865
Distributable earnings	40,305,566

NET ASSETS	$349,911,817

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$45,175,112	2,874,022	$15.72

B	$304,736,705	19,512,350	$15.62

(a)	Includes securities on loan with a value of $7,685,985 (see Note E).

See notes to financial statements.

14

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2021	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,202,554)	$11,142,972
Affiliated issuers	387
Securities lending income	142,887

11,286,246

EXPENSES
Advisory fee (see Note B)	2,624,382
Distribution fee—Class B	764,154
Transfer agency—Class A	856
Transfer agency—Class B	5,909
Custody and accounting	136,631
Printing	118,658
Administrative	87,945
Audit and tax	64,275
Legal	38,206
Directors’ fees	22,899
Miscellaneous	37,202

Total expenses	3,901,117
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(1,998)

Net expenses	3,899,119

Net investment income	7,387,127

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	30,296,682
Forward currency exchange contracts	145,094
Foreign currency transactions	231,704
Net change in unrealized appreciation/depreciation of:
Investments	(1,909,762)
Forward currency exchange contracts	(95,882)
Foreign currency denominated assets and liabilities	(67,452)

Net gain on investment and foreign currency transactions	28,600,384

NET INCREASE IN NET ASSETS FROM OPERATIONS	$35,987,511

See	notes to financial statements.

15

INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,387,127	$3,805,022
Net realized gain (loss) on investment and foreign currency transactions	30,673,480	(11,954,683)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,073,096)	13,751,888

Net increase in net assets from operations	35,987,511	5,602,227
Distributions to Shareholders
Class A	(884,118)	(699,773)
Class B	(5,171,597)	(4,157,435)
CAPITAL STOCK TRANSACTIONS
Net decrease	(21,428,971)	(36,959,684)

Total increase (decrease)	8,502,825	(36,214,665)
NET ASSETS
Beginning of period	341,408,992	377,623,657

End of period	$349,911,817	$341,408,992

See notes to financial statements.

16

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2021	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

17

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2021:

	Level 1		Level 2	Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Consumer Discretionary	$4,701,623		$66,508,219	$–0	–	$71,209,842
Financials	–0	–	64,924,178	–0	–	64,924,178
Industrials	–0	–	41,786,883	–0	–	41,786,883
Consumer Staples	–0	–	40,313,966	–0	–	40,313,966
Health Care	–0	–	31,677,254	–0	–	31,677,254
Information Technology	3,808,481		21,309,115	–0	–	25,117,596
Materials	3,618,843		18,573,981	–0	–	22,192,824
Communication Services	–0	–	14,719,234	–0	–	14,719,234

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Energy	$–0	–	$12,979,028		$–0	–	$12,979,028
Utilities	–0	–	12,113,615		–0	–	12,113,615
Real Estate	–0	–	9,421,001		–0	–	9,421,001
Short-Term Investments	2,076,417		–0	–	–0	–	2,076,417
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,294,586		–0	–	–0	–	3,294,586

Total Investments in Securities	17,499,950		334,326,474	(a)	–0	–	351,826,424
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	1,359,727		–0	–	1,359,727
Liabilities:
Forward Currency Exchange Contracts	–0	–	(1,082,663)		–0	–	(1,082,663)

Total	$17,499,950		$334,603,538		$–0	–	$352,103,488

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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AB Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2021, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2021, the reimbursement for such services amounted to $87,945.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2021.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2021, such waiver amounted to $1,933.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$318	$88,260	$86,502	$2,076	$0	*
Government Money Market Portfolio**	5,169	49,461	51,335	3,295	0	*

Total				$5,371	$0	***

*	Amount is less than $500.

**	Investments of cash collateral for securities lending transactions (see Note E).

***	Amount is greater than $500.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$144,760,291		$162,508,260
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$307,995,121

Gross unrealized appreciation	$63,442,189
Gross unrealized depreciation	(19,610,724)

Net unrealized appreciation	$43,831,465

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2021, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the

21

AB Variable Products Series Fund

return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended December 31, 2021, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$1,359,727	Unrealized depreciation on forward currency exchange contracts	$1,082,663

Total		$1,359,727		$1,082,663

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$145,094	$(95,882)

Total		$145,094	$(95,882)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended December 31, 2021:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$84,423,735
Average principal amount of sale contracts	$85,209,761

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$68,158	$(68,158)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	19,737	(16,297)	–0	–	–0	–	3,440
Citibank, NA	119,621	(28,730)	–0	–	–0	–	90,891
Credit Suisse International	77,887	(77,887)	–0	–	–0	–	–0	–
Deutsche Bank AG	394,950	(69,724)	–0	–	–0	–	325,226
Goldman Sachs Bank USA	94,087	(67,756)	–0	–	–0	–	26,331
JPMorgan Chase Bank, NA	67,396	(67,396)	–0	–	–0	–	–0	–
Morgan Stanley Capital Services, Inc.	296,969	(296,969)	–0	–	–0	–	–0	–

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Natwest Markets PLC	$38,478	$(30,662)	$–0	–	$–0	–	$7,816
Standard Chartered Bank	39,329	(32,077)	–0	–	–0	–	7,252
State Street Bank & Trust Co.	128,400	(85,464)	–0	–	–0	–	42,936
UBS AG	14,715	(14,715)	–0	–	–0	–	–0	–

Total	$1,359,727	$(855,835)	$–0	–	$–0	–	$503,892	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Bank of America, NA	$90,797	$(68,158)	$–0	–	$–0	–	$22,639
Barclays Bank PLC	16,297	(16,297)	–0	–	–0	–	–0	–
Citibank, NA	28,730	(28,730)	–0	–	–0	–	–0	–
Credit Suisse International	100,216	(77,887)	–0	–	–0	–	22,329
Deutsche Bank AG	69,724	(69,724)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA	67,756	(67,756)	–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	104,237	(67,396)	–0	–	–0	–	36,841
Morgan Stanley Capital Services, Inc.	371,899	(296,969)	–0	–	–0	–	74,930
Natwest Markets PLC	30,662	(30,662)	–0	–	–0	–	–0	–
Standard Chartered Bank	32,077	(32,077)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	85,464	(85,464)	–0	–	–0	–	–0	–
UBS AG	84,804	(14,715)	–0	–	–0	–	70,089

Total	$1,082,663	$(855,835)	$–0	–	$–0	–	$226,828	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the

23

AB Variable Products Series Fund

same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2021 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$7,685,985	$3,294,586	$4,686,497	$142,654	$233	$65

*	As of December 31, 2021.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Class A
Shares sold	303,835	486,449	$4,730,676	$5,692,849
Shares issued in reinvestment of dividends	57,915	54,029	884,118	699,773
Shares redeemed	(394,359)	(1,395,831)	(6,206,137)	(17,164,618)

Net decrease	(32,609)	(855,353)	$(591,343)	$(10,771,996)

Class B
Shares sold	1,373,223	2,131,892	$21,413,712	$23,010,244
Shares issued in reinvestment of dividends	342,454	323,268	5,171,597	4,157,435
Shares redeemed	(3,078,043)	(4,300,841)	(47,422,937)	(53,355,367)

Net decrease	(1,362,366)	(1,845,681)	$(20,837,628)	$(26,187,688)

At December 31, 2021, certain shareholders of the Portfolio owned 51% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

24

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Portfolio.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

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AB Variable Products Series Fund

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$6,055,715	$4,857,208

Total taxable distributions paid	$6,055,715	$4,857,208

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,241,740
Accumulated capital and other losses	(7,752,674	)(a)
Unrealized appreciation/(depreciation)	43,816,500	(b)

Total accumulated earnings/(deficit)	$40,305,566

(a)	As of December 31, 2021, the Portfolio had a net capital loss carryforward of $7,752,674. During the fiscal year, the Portfolio utilized $29,545,586 of capital loss carry forwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2021, the Portfolio had a net long-term capital loss carryforward of $7,752,674, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

26

INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.45	$14.37	$12.38	$16.30	$13.28

Income From Investment Operations
Net investment income (a)(b)	.37	.18	.28	.25	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.22	.14	1.84	(3.94)	3.06

Net increase (decrease) in net asset value from operations	1.59	.32	2.12	(3.69)	3.37

Less: Dividends
Dividends from net investment income	(.32)	(.24)	(.13)	(.23)	(.35)

Net asset value, end of period	$15.72	$14.45	$14.37	$12.38	$16.30

Total Return
Total investment return based on net asset value (c)*	11.08%	2.46%	17.14%	(22.79)%	25.42%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,175	$41,994	$54,042	$57,234	$53,014
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%	.91%	.90%	.86%	.85%
Expenses, before waivers/reimbursements	.90%	.92%	.90%	.87%	.86%
Net investment income (b)	2.34%	1.47%	2.10%	1.65%	2.05%
Portfolio turnover rate	43%	54%	44%	42%	45%

See footnote summary on page 28.

27

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.34	$14.24	$12.29	$16.15	$13.16

Income From Investment Operations
Net investment income (a)(b)	.32	.14	.24	.23	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.23	.15	1.82	(3.92)	3.02

Net increase (decrease) in net asset value from operations	1.55	.29	2.06	(3.69)	3.29

Less: Dividends
Dividends from net investment income	(.27)	(.19)	(.11)	(.17)	(.30)

Net asset value, end of period	$15.62	$14.34	$14.24	$12.29	$16.15

Total Return
Total investment return based on net asset value (c)*	10.86%	2.21%	16.79%	(22.98)%	25.09%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$304,737	$299,415	$323,582	$309,576	$432,885
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	1.16%	1.15%	1.11%	1.10%
Expenses, before waivers/reimbursements	1.15%	1.17%	1.15%	1.11%	1.11%
Net investment income (b)	2.08%	1.18%	1.84%	1.50%	1.83%
Portfolio turnover rate	43%	54%	44%	42%	45%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2020, December 31, 2019 and December 31, 2017 by .04%, .18% and .01%, respectively.

See notes to financial statements.

28

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB International Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Value Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2022

29

2021 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2021.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2021, $642,751 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $12,345,524.

30

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan*, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Tawhid Ali(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President and Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s International Value Senior Investment Management Team. Messrs. Ali and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

31

INTERNATIONAL VALUE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

32

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

33

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

34

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Tawhid Ali 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer of European Value Equities.

Avi Lavi 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer of Global and International Value Equities.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President and Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Portfolio Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

35

INTERNATIONAL VALUE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

36

INTERNATIONAL VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and withexperienced counsel who are independent of the Adviser, who advised on the relevantlegal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous

37

AB Variable Products Series Fund

factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broadbased securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

38

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

39

VPS-IV-0151-1221

DEC    12.31.21

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	LARGE CAP GROWTH PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2022

The following is an update of AB Variable Products Series Fund—Large Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2021.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality US companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in common stocks of large-capitalization companies.

The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, as well as the broad market as measured by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2021.

All share classes of the Portfolio outperformed the primary benchmark for the annual period. Class A shares also outperformed the S&P 500 Index, while Class B shares underperformed. Security selection contributed, relative to the primary benchmark, especially selection within the health-care and technology sectors. Selection within consumer discretionary and financials detracted. Overall sector selection was negative. An underweight to technology and an overweight to health care detracted, but an underweight to consumer discretionary and an overweight to communication services offset losses somewhat.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded double-digit returns and emerging markets lost ground during the annual period ended December 31, 2021. Global markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock markets gave back gains, however, after the US Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Portfolio’s Senior Investment Management Team (the “Team”) follows a bottom-up stock-picking methodology that seeks to identify companies that meet its investment criteria of healthy balance sheets, competitive advantages, strong cash-flow generation, transparent business models and sustainable growth. The Portfolio is conservatively positioned amid the current uncertainty in the global macro environment. The Team remains laser-focused in identifying companies that generate high return on assets with high reinvestment-rate opportunities.

1

LARGE CAP GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 1000® Growth Index and the S&P 500® Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of large-cap growth companies within the US. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Industry/Sector Risk: Investments in a particular sector, industry or group of related industries, such as the information-technology or health-care sector, may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

LARGE CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2021 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Large Cap Growth Portfolio Class A	28.98%	26.09%	20.82%

Large Cap Growth Portfolio Class B	28.65%	25.78%	20.52%

Primary Benchmark: Russell 1000 Growth Index	27.60%	25.32%	19.79%

S&P 500 Index	28.71%	18.47%	16.55%

1   Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.68% and 0.93% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2011 TO 12/31/2021 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Large Cap Growth Portfolio Class A shares (from 12/31/2011 to 12/31/2021) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on page 2.

3

LARGE CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,119.10	$3.42	0.64%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.98	$3.26	0.64%

Class B
Actual	$1,000	$1,117.70	$4.75	0.89%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.72	$4.53	0.89%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to.reflect the one-half year period).

4

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2021 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Microsoft Corp.	$75,578,503	8.6%
Alphabet, Inc.—Class C	72,600,173	8.3
Amazon.com, Inc.	44,746,843	5.1
Meta Platforms, Inc.—Class A	43,310,444	4.9
Visa, Inc.—Class A	42,638,993	4.8
UnitedHealth Group, Inc.	36,088,300	4.1
Zoetis, Inc.	34,255,223	3.9
QUALCOMM, Inc.	34,254,477	3.9
Home Depot, Inc. (The)	30,108,975	3.4
Costco Wholesale Corp.	28,017,130	3.2

	$441,599,061	50.2%

SECTOR BREAKDOWN2

December 31, 2021 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$309,879,024	35.2%
Health Care	180,897,523	20.6
Communication Services	128,340,127	14.6
Consumer Discretionary	117,350,127	13.3
Industrials	47,844,411	5.4
Consumer Staples	45,992,745	5.2
Materials	7,637,294	0.9
Financials	1,674,280	0.2
Short-Term Investments	40,409,139	4.6

Total Investments	$880,024,670	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2021	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–95.5%
INFORMATION TECHNOLOGY–35.2%
COMMUNICATIONS EQUIPMENT–2.0%
Arista Networks, Inc.(a)	99,480	$14,300,250
Motorola Solutions, Inc.	13,239	3,597,036

		17,897,286

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.0%
Amphenol Corp.–Class A	88,692	7,757,002
Cognex Corp.	49,457	3,845,776
IPG Photonics Corp.(a)	36,046	6,204,959

		17,807,737

IT SERVICES–7.9%
EPAM Systems, Inc.(a)	15,845	10,591,590
PayPal Holdings, Inc.(a)	85,792	16,178,656
Visa, Inc.–Class A(b)	196,756	42,638,993

		69,409,239

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–9.8%
ASML Holding NV ADR	12,120	9,649,217
Entegris, Inc.	2,886	399,942
NVIDIA Corp.	77,606	22,824,701
QUALCOMM, Inc.	187,315	34,254,477
Texas Instruments, Inc.	15,900	2,996,673
Xilinx, Inc.	76,688	16,260,156

		86,385,166

SOFTWARE–13.5%
Adobe, Inc.(a)	41,021	23,261,368
Fortinet, Inc.(a)	29,622	10,646,147
Microsoft Corp.	224,722	75,578,503
PTC, Inc.(a)	39,654	4,804,082
Tyler Technologies, Inc.(a)	7,602	4,089,496

		118,379,596

		309,879,024

HEALTH CARE–20.6%
BIOTECHNOLOGY–2.6%
Vertex Pharmaceuticals, Inc.(a)	105,136	23,087,866

HEALTH CARE EQUIPMENT & SUPPLIES –8.4%
ABIOMED, Inc.(a)	11,093	3,984,273
Align Technology, Inc.(a)	24,966	16,407,156
Edwards Lifesciences Corp.(a)	131,518	17,038,157
IDEXX Laboratories, Inc.(a)	17,028	11,212,257
Intuitive Surgical, Inc.(a)	69,926	25,124,411

		73,766,254

HEALTH CARE PROVIDERS & SERVICES –4.1%
UnitedHealth Group, Inc.	71,869	36,088,300

Company	Shares	U.S. $ Value

HEALTH CARE TECHNOLOGY–0.7%
Veeva Systems, Inc.–Class A(a)	23,427	$5,985,130

LIFE SCIENCES TOOLS & SERVICES–0.9%
Illumina, Inc.(a)	11,200	4,260,928
Mettler-Toledo International, Inc.(a)	2,035	3,453,822

		7,714,750

PHARMACEUTICALS–3.9%
Zoetis, Inc.	140,373	34,255,223

		180,897,523

COMMUNICATION SERVICES–14.6%
ENTERTAINMENT–1.2%
Electronic Arts, Inc.	18,221	2,403,350
Take-Two Interactive Software, Inc.(a)	46,544	8,271,800

		10,675,150

INTERACTIVE MEDIA & SERVICES–13.4%
Alphabet, Inc.–Class C(a)	25,090	72,600,173
Meta Platforms, Inc.–Class A(a)	128,766	43,310,444
Pinterest, Inc.–Class A(a)	48,263	1,754,360

		117,664,977

		128,340,127

CONSUMER DISCRETIONARY –13.4%
HOTELS, RESTAURANTS & LEISURE–0.8%
Domino’s Pizza, Inc.	12,850	7,251,640

INTERNET & DIRECT MARKETING RETAIL–5.8%
Amazon.com, Inc.(a)	13,420	44,746,843
Etsy, Inc.(a)	28,847	6,315,762

		51,062,605

SPECIALTY RETAIL–4.3%
Burlington Stores, Inc.(a)	25,931	7,559,146
Home Depot, Inc. (The)	72,550	30,108,975

		37,668,121

TEXTILES, APPAREL & LUXURY GOODS–2.5%
NIKE, Inc.–Class B	128,204	21,367,761

		117,350,127

INDUSTRIALS–5.4%
BUILDING PRODUCTS –1.1%
Allegion PLC	36,574	4,843,861
Trex Co., Inc.(a)	36,604	4,942,638

		9,786,499

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMERCIAL SERVICES & SUPPLIES–1.6%
Copart, Inc.(a)	93,305	$14,146,904

ELECTRICAL EQUIPMENT–0.6%
AMETEK, Inc.	36,270	5,333,141

INDUSTRIAL CONGLOMERATES–1.6%
Roper Technologies, Inc.	28,159	13,850,286

MACHINERY–0.5%
IDEX Corp.	20,005	4,727,581

		47,844,411

CONSUMER STAPLES–5.2%
BEVERAGES–2.0%
Monster Beverage Corp.(a)	187,168	17,975,615

FOOD & STAPLES RETAILING–3.2%
Costco Wholesale Corp.	49,352	28,017,130

		45,992,745

MATERIALS–0.9%
CHEMICALS–0.9%
Sherwin-Williams Co. (The)	21,687	7,637,294

FINANCIALS–0.2%
CAPITAL MARKETS–0.2%
MarketAxess Holdings, Inc.	4,071	1,674,280

Total Common Stocks (cost $362,070,358)		839,615,531

SHORT-TERM INVESTMENTS–4.6%
INVESTMENT COMPANIES–4.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c) (d) (e) (cost $40,409,139)	40,409,139	40,409,139

TOTAL INVESTMENTS–100.1% (cost $402,479,497)		880,024,670
Other assets less liabilities–(0.1)%		(862,941)

NET ASSETS–100.0%		$879,161,729

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2021	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $362,070,358)	$839,615,531	(a)
Affiliated issuers (cost $40,409,139)	40,409,139
Receivable for capital stock sold	228,864
Unaffiliated dividends receivable	32,054
Affiliated dividends receivable	318

Total assets	880,285,906

LIABILITIES
Advisory fee payable	439,454
Payable for capital stock redeemed	345,136
Distribution fee payable	102,354
Custody and accounting fees payable	94,429
Administrative fee payable	22,471
Payable for investment securities purchased	11,038
Transfer Agent fee payable	146
Accrued expenses and other liabilities	109,149

Total liabilities	1,124,177

NET ASSETS	$879,161,729

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,900
Additional paid-in capital	320,579,766
Distributable earnings	558,572,063

NET ASSETS	$879,161,729

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$389,050,525	4,179,298	$93.09

B	$490,111,204	5,720,942	$85.67

(a)	Includes securities on loan with a value of $34,371,723 (see Note E).

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2021	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $9,093)	$3,388,564
Affiliated issuers	3,771
Securities lending income	47,523

3,439,858

EXPENSES
Advisory fee (see Note B)	4,826,816
Distribution fee—Class B	1,118,282
Transfer agency—Class A	4,018
Transfer agency—Class B	5,033
Custody and accounting	105,653
Administrative	87,358
Legal	58,972
Printing	56,456
Audit and tax	42,544
Directors’ fees	28,672
Miscellaneous	16,971

Total expenses	6,350,775
Less: expenses waived and reimbursed by the Adviser (see Note B)	(19,142)

Net expenses	6,331,633

Net investment loss	(2,891,775)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	83,376,380
Net change in unrealized appreciation/depreciation of investments	123,567,078

Net gain on investment transactions	206,943,458

NET INCREASE IN NET ASSETS FROM OPERATIONS	$204,051,683

See notes to financial statements.

9

LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(2,891,775)	$(1,402,550)
Net realized gain on investment transactions	83,376,380	59,629,586
Net change in unrealized appreciation/depreciation of investments	123,567,078	138,582,497

Net increase in net assets from operations	204,051,683	196,809,533
Distributions to Shareholders
Class A	(24,139,212)	(21,647,747)
Class B	(32,992,991)	(28,746,560)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(12,320,424)	11,225,885

Total increase	134,599,056	157,641,111
NET ASSETS
Beginning of period	744,562,673	586,921,562

End of period	$879,161,729	$744,562,673

See notes to financial statements.

10

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2021	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Large Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2021:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$839,615,531		$–0	–	$–0	–	$839,615,531
Short-Term Investments	40,409,139		–0	–	–0	–	40,409,139

Total Investments in Securities	880,024,670		–0	–	–0	–	880,024,670
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$880,024,670		$–0	–	$–0	–	$880,024,670

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

12

AB Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2021, the reimbursement for such services amounted to $87,358.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2021.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2021, such waiver amounted to $19,142.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$37,157	$129,732	$126,480	$40,409	$4

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$129,232,088		$208,523,174
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$402,664,985

Gross unrealized appreciation	$478,374,161
Gross unrealized depreciation	(1,014,476)

Net unrealized appreciation	$477,359,685

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2021.

14

AB Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$34,371,723	$–0–	$35,251,738	$47,523	$–0–	$–0–

*	As of December 31, 2021.

15

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Class A
Shares sold	286,696	641,498	$24,946,001	$43,850,540
Shares issued in reinvestment of distributions	275,153	313,269	24,139,212	21,647,747
Shares redeemed	(681,760)	(968,570)	(58,481,060)	(64,695,850)

Net increase (decrease)	(119,911)	(13,803)	$(9,395,847)	$802,437

Class B
Shares sold	433,548	588,384	$33,926,340	$36,577,399
Shares issued in reinvestment of distributions	408,228	447,960	32,992,991	28,746,560
Shares redeemed	(897,846)	(892,446)	(69,843,908)	(54,900,511)

Net increase (decrease)	(56,070)	143,898	$(2,924,577)	$10,423,448

At December 31, 2021, certain shareholders of the Portfolio owned 66% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Portfolio.

Industry/Sector Risk—Investments in a particular sector, industry or group of related industries, such as the information technology or health care sector, may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York

16

AB Variable Products Series Fund

Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$830,314	$2,813,054
Net long-term capital gains	56,301,889	47,581,253

Total taxable distributions paid	$57,132,203	$50,394,307

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$81,212,377
Unrealized appreciation/(depreciation)	477,359,685	(a)

Total accumulated earnings/(deficit)	$558,572,062

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

17

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2021, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$77.09	$61.26	$51.75	$56.34	$45.22

Income From Investment Operations
Net investment income (loss)(a)(b)	(.19)	(.06)	.05	.02	.02
Net realized and unrealized gain on investment transactions	22.16	21.18	17.18	2.09	14.10

Net increase in net asset value from operations	21.97	21.12	17.23	2.11	14.12

Less: Distributions
Distributions from net realized gain on investment transactions	(5.97)	(5.29)	(7.72)	(6.70)	(3.00)

Net asset value, end of period	$93.09	$77.09	$61.26	$51.75	$56.34

Total Return
Total investment return based on net asset value(c)*	28.98%	35.49%	34.70%	2.58%	31.98%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$389,051	$331,436	$264,234	$190,899	$208,392
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)‡	.65%	.66%	.67%	.68%	.70%
Expenses, before waivers/reimbursements(d)‡	.65%	.67%	.68%	.68%	.70%
Net investment income (loss)(b)	(.22)%	(.08)%	.09%	.04%	.03%
Portfolio turnover rate	17%	33%	38%	46%	48%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.00%	.00%

See footnote summary on page 20.

19

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$71.51	$57.28	$48.91	$53.70	$43.32

Income From Investment Operations
Net investment loss(a)(b)	(.37)	(.21)	(.09)	(.12)	(.11)
Net realized and unrealized gain on investment transactions	20.50	19.73	16.18	2.03	13.49

Net increase in net asset value from operations	20.13	19.52	16.09	1.91	13.38

Less: Distributions
Distributions from net realized gain on investment transactions	(5.97)	(5.29)	(7.72)	(6.70)	(3.00)

Net asset value, end of period	$85.67	$71.51	$57.28	$48.91	$53.70

Total Return
Total investment return based on net asset value(c)*	28.65%	35.15%	34.37%	2.32%	31.67%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$490,111	$413,127	$322,688	$218,027	$220,934
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.90%	.91%	.92%	.93%	.95%
Expenses, before waivers/reimbursements(d)‡	.90%	.92%	.93%	.93%	.95%
Net investment loss(b)	(.47)%	(.33)%	(.16)%	(.21)%	(.21)%
Portfolio turnover rate	17%	33%	38%	46%	48%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.01%	.01%	.00%	.00%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2020 and December 31, 2019, such waiver amounted to .01% and .01%, respectively.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2019 and December 31, 2017 by .04% and .03%, respectively.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Large Cap Growth Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Large Cap Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2022

21

2021 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2021. The Portfolio designates $56,301,889 of dividends paid as long-term capital gain dividends.

22

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan*, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Frank V. Caruso(2), Vice President John H. Fogarty(2), Vice President Vinay Thapar(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President and Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Large Cap Growth Investment Team. Messrs. Caruso, Fogarty and Thapar are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

LARGE CAP GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

24

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

25

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

26

AB Variable Products Series Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

27

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Frank V. Caruso 65	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer of US Growth Equities.

John H. Fogarty 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Vinay Thapar 43	Vice President	Senior Vice President of the Adviser**, with which he was associated since prior to 2017.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President and Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

28

LARGE CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

29

LARGE CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Large Cap Growth Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

30

AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

31

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

32

VPS-LCG-0151-1221

DEC    12.31.21

ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	SMALL CAP GROWTH PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2022

The following is an update of AB Variable Products Series Fund—Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2021.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio invests, at times, in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2021.

All share classes of the Portfolio outperformed the benchmark for the annual period. Security selection drove outperformance, relative to the benchmark, led by selection within the consumer-discretionary and industrials sectors. Security selection within health care and consumer staples detracted. Sector selection was also positive, as underweights to health care and communication services contributed to returns and offset losses from underweights to real estate and consumer staples.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded double-digit returns and emerging markets lost ground during the annual period ended December 31, 2021. Global markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock markets gave back gains, however, after the US Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy. Growth outperformed value, in terms of style, and large-cap stocks outperformed their small-cap peers.

The Portfolio continues to be built from the bottom up, with an emphasis on companies that can deliver fundamental outperformance. The Portfolio remains overweight in secular growth companies that have unique drivers or company-specific initiatives to support their future earnings growth, regardless of the macro backdrop. At the end of the reporting period, technology reflected the Portfolio’s largest overweight, with health care the largest underweight.

1

SMALL CAP GROWTH PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 2000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of small-cap growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Industry/Sector Risk: Investments in a particular sector, industry or group of related industries, such as the information-technology or health-care sector, may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL CAP GROWTH PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2021 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Small Cap Growth Portfolio Class A2	9.46%	25.03%	18.12%

Small Cap Growth Portfolio Class B2	9.20%	24.73%	17.82%

Russell 2000 Growth Index	2.83%	14.53%	14.14%

1   Average annual returns.

2   Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2021, by 0.03%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.09% and 1.33% for Class A and Class B shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 0.90% and 1.15% for Class A and Class B shares, respectively. These waivers/reimbursements may not be terminated before May 1, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2011 to 12/31/2021 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Small Cap Growth Portfolio Class A shares (from 12/31/2011 to 12/31/2021) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on page 2.

3

SMALL CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,012.20	$4.62	0.91%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.62	$4.63	0.91%

Class B
Actual	$1,000	$1,011.10	$5.88	1.16%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.36	$5.90	1.16%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2021 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Lattice Semiconductor Corp.	$1,780,780	2.1%
Saia, Inc.	1,560,449	1.8
Synaptics, Inc.	1,509,795	1.7
Tetra Tech, Inc.	1,504,428	1.7
Novanta, Inc.	1,484,698	1.7
Silicon Laboratories, Inc.	1,464,343	1.7
MACOM Technology Solutions Holdings, Inc.	1,449,959	1.7
Simpson Manufacturing Co., Inc.	1,447,719	1.7
First Financial Bankshares, Inc.	1,440,297	1.7
Trupanion, Inc.	1,420,511	1.6

	$15,062,979	17.4%

SECTOR BREAKDOWN2

December 31, 2021 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$23,877,335	27.6%
Health Care	18,750,261	21.7
Industrials	15,535,111	18.0
Consumer Discretionary	13,973,110	16.1
Financials	9,161,650	10.6
Materials	1,798,377	2.1
Consumer Staples	1,596,402	1.8
Energy	1,287,737	1.5
Short-Term Investments	540,482	0.6

Total Investments	$86,520,465	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2021	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.6%

INFORMATION TECHNOLOGY–27.6%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–4.1%
Allegro MicroSystems, Inc.(a)	26,671	$964,957
Littelfuse, Inc.	3,500	1,101,380
Novanta, Inc.(a)	8,420	1,484,698

		3,551,035

IT SERVICES–4.0%
Amplitude, Inc.(a)	10,214	540,729
BigCommerce Holdings, Inc.(a)(b)	12,739	450,579
DigitaloOean Holdings, Inc.(a)	8,790	706,101
Shift4 Payments, Inc.–Class A(a)	12,053	698,230
Switch, Inc.–Class A	38,680	1,107,795

		3,503,434

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–10.9%
Ambarella, Inc.(a)	6,660	1,351,247
Lattice Semiconductor Corp.(a)	23,109	1,780,780
MACOM Technology Solutions Holdings, Inc.(a)	18,518	1,449,959
Onto Innovation, Inc.(a)	5,160	522,347
Semtech Corp.(a)	14,760	1,312,607
Silicon Laboratories, Inc.(a)	7,094	1,464,343
Synaptics, Inc.(a)	5,215	1,509,795

		9,391,078

SOFTWARE–8.6%
Anaplan, Inc.(a)	12,669	580,874
Blackline, Inc.(a)	12,030	1,245,586
Braze, Inc.(a)	7,838	604,780
Enfusion, Inc.(a)	20,781	435,154
Manhattan Associates, Inc.(a)	7,998	1,243,609
Rapid7, Inc.(a)	12,032	1,416,046
Riskified Ltd.(a)	21,075	165,650
Smartsheet, Inc.–Class A(a)	8,778	679,856
Varonis Systems, Inc.(a)	21,735	1,060,233

		7,431,788

		23,877,335

HEALTH CARE–21.7%
BIOTECHNOLOGY–12.1%
ADC Therapeutics SA(a)	13,690	276,538
Annexon, Inc.(a)	17,935	206,073
Arrowhead Pharmaceuticals, Inc.(a)	11,590	768,417
Ascendis Pharma A/S (Sponsored ADR)(a)	3,247	436,819
Biohaven Pharmaceutical Holding Co., Ltd.(a)	5,206	717,439
Bioxcel Therapeutics, Inc.(a)	13,062	265,550
Blueprint Medicines Corp.(a)	7,127	763,373
Coherus Biosciences, Inc.(a)	26,661	425,510
Erasca, Inc.(a)	15,536	242,051
Insmed, Inc.(a)	19,676	535,974
Instil Bio, Inc.(a)(b)	20,669	353,647
Intellia Therapeutics, Inc.(a)	7,210	852,510
iTeos Therapeutics, Inc.(a)	11,439	532,600
Legend Biotech Corp. (ADR)(a)	9,412	438,693
Praxis Precision Medicines, Inc.(a)	16,540	325,838
Recursion Pharmaceuticals, Inc.(a)(b)	23,470	402,041
Relay Therapeutics, Inc.(a)	14,575	447,598
Turning Point Therapeutics, Inc.–Class I(a)	8,277	394,813
Twist Bioscience Corp.(a)	3,530	273,187
Ultragenyx Pharmaceutical, Inc.(a)	5,083	427,429
Vir Biotechnology, Inc.(a)	12,510	523,794
Y-mAbs Therapeutics, Inc.(a)	16,595	269,005
Zentalis Pharmaceuticals, Inc.(a)	7,236	608,258

		10,487,157

HEALTH CARE EQUIPMENT & SUPPLIES–4.8%
AtriCure, Inc.(a)	16,450	1,143,769
Figs, Inc.(a)	25,136	692,748
Outset Medical, Inc.(a)	22,761	1,049,055
Sight Sciences, Inc.(a)	12,766	224,299
Silk Road Medical, Inc.(a)	14,102	600,886
Treace Medical Concepts, Inc.(a)	21,746	405,345

		4,116,102

HEALTH CARE PROVIDERS & SERVICES–2.4%
Certara, Inc.(a)	28,308	804,513
Inari Medical, Inc.(a)	13,213	1,205,951
LianBio (ADR)(a)	14,580	89,813

		2,100,277

HEALTH CARE TECHNOLOGY–1.2%
Health Catalyst, Inc.(a)	26,592	1,053,575

LIFE SCIENCES TOOLS & SERVICES–1.2%
Repligen Corp.(a)	3,750	993,150

		18,750,261

INDUSTRIALS–18.0%
AEROSPACE & DEFENSE–1.1%
Axon Enterprise, Inc.(a)	5,910	927,870

BUILDING PRODUCTS–2.9%
AZEK Co., Inc. (The)(a)	23,219	1,073,646
Simpson Manufacturing Co., Inc.	10,410	1,447,719

		2,521,365

COMMERCIAL SERVICES & SUPPLIES–1.7%
Tetra Tech, Inc.	8,860	1,504,428

CONSTRUCTION & ENGINEERING–1.2%
Hayward Holdings, Inc.(a)	40,948	1,074,066

MACHINERY–6.9%
Chart Industries, Inc.(a)	6,878	1,096,972
Hydrofarm Holdings Group, Inc.(a)	16,023	453,291

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

ITT, Inc.	10,884	$1,112,236
John Bean Technologies Corp.	8,478	1,301,882
Kornit Digital Ltd.(a)	5,529	841,790
Middleby Corp. (The)(a)	5,820	1,145,143

		5,951,314

PROFESSIONAL SERVICES–1.1%
Insperity, Inc.	7,690	908,266

ROAD & RAIL–1.8%
Saia, Inc.(a)	4,630	1,560,449

TRADING COMPANIES & DISTRIBUTORS–1.3%
SiteOne Landscape Supply, Inc.(a)	4,488	1,087,353

		15,535,111

CONSUMER DISCRETIONARY–16.2%
AUTO COMPONENTS–1.6%
Fox Factory Holding Corp.(a)	8,251	1,403,495

HOTELS, RESTAURANTS & LEISURE–5.2%
Hilton Grand Vacations, Inc.(a)	25,390	1,323,073
Life Time Group Holdings, Inc.(a)	41,537	714,852
Planet Fitness, Inc.(a)	11,554	1,046,561
Wingstop, Inc.	7,846	1,355,789

		4,440,275

HOUSEHOLD DURABLES–2.5%
Lovesac Co. (The)(a)	13,012	862,175
Skyline Champion Corp.(a)	16,730	1,321,336

		2,183,511

MULTILINE RETAIL–1.4%
Driven Brands Holdings, Inc.(a)	35,992	1,210,051

SPECIALTY RETAIL–5.5%
Five Below, Inc.(a)	4,792	991,417
Floor & Decor Holdings, Inc.–Class A(a)	8,030	1,043,980
Lithia Motors, Inc.–Class A	2,938	872,439
National Vision Holdings, Inc.(a)	22,130	1,062,019
Sleep Number Corp.(a)	9,999	765,923

		4,735,778

		13,973,110

FINANCIALS–10.6%
BANKS–3.1%
First Financial Bankshares, Inc.	28,330	1,440,297
Live Oak Bancshares, Inc.	14,010	1,222,933

		2,663,230

CAPITAL MARKETS–4.1%
Houlihan Lokey, Inc.	11,170	1,156,318
P10, Inc.(a)	24,143	337,519
StepStone Group, Inc.	22,770	946,549
Stifel Financial Corp.	15,925	1,121,439

		3,561,825

CONSUMER FINANCE–0.5%
Fisker, Inc.(a)	29,590	465,451

INSURANCE–2.9%
Ryan Specialty Group Holdings, Inc.(a)	26,038	1,050,633
Trupanion, Inc.(a)	10,759	1,420,511

		2,471,144

		9,161,650

MATERIALS–2.1%
CHEMICALS–1.0%
Element Solutions, Inc.	33,840	821,635

CONTAINERS & PACKAGING–1.1%
Ranpak Holdings Corp.(a)	25,991	976,742

		1,798,377

CONSUMER STAPLES–1.9%
FOOD & STAPLES RETAILING–1.0%
Chefs’ Warehouse, Inc. (The)(a)	24,762	824,574

FOOD PRODUCTS–0.9%
Freshpet, Inc.(a)	4,371	416,425
Vital Farms, Inc.(a)	19,679	355,403

		771,828

		1,596,402

ENERGY–1.5%
ENERGY EQUIPMENT & SERVICES–0.5%
ChampionX Corp.(a)	19,180	387,628

OIL, GAS & CONSUMABLE FUELS–1.0%
Matador Resources Co.	24,380	900,109

		1,287,737

Total Common Stocks (cost $61,247,409)		85,979,983

SHORT-TERM INVESTMENTS–0.6%
INVESTMENT COMPANIES–0.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c)(d)(e) (cost $540,482)	540,482	540,482

TOTAL INVESTMENTS–100.2% (cost $61,787,891)		86,520,465
Other assets less liabilities–(0.2)%		(146,533)

NET ASSETS–100.0%		$86,373,932

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2021	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $61,247,409)	$85,979,983	(a)
Affiliated issuers (cost $540,482)	540,482
Receivable for investment securities sold	228,581
Receivable for capital stock sold	48,504
Unaffiliated dividends receivable	4,559
Affiliated dividends receivable	5

Total assets	86,802,114

LIABILITIES
Payable for investment securities purchased	182,396
Custody and accounting fees payable	87,708
Advisory fee payable	48,799
Audit and tax fee payable	31,929
Payable for capital stock redeemed	24,742
Administrative fee payable	22,472
Distribution fee payable	11,323
Transfer Agent fee payable	146
Accrued expenses	18,667

Total liabilities	428,182

NET ASSETS	$86,373,932

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,819
Additional paid-in capital	36,981,185
Distributable earnings	49,388,928

NET ASSETS	$86,373,932

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$32,294,590	1,285,170	$25.13

B	$54,079,342	2,533,368	$21.35

(a)	Includes securities on loan with a value of $1,050,043 (see Note E).

See notes to financial statements.

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SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2021	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$193,838
Affiliated issuers	183
Securities lending income	11,439

205,460

EXPENSES
Advisory fee (see Note B)	788,098
Distribution fee—Class B	177,120
Transfer agency—Class A	1,662
Transfer agency—Class B	3,351
Custody and accounting	100,142
Administrative	87,443
Audit and tax	42,667
Printing	37,113
Legal	27,222
Directors’ fees	19,850
Miscellaneous	7,349

Total expenses before bank overdraft expense	1,292,017
Bank overdraft expense	6,540

Total expenses	1,298,557
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(170,087)

Net expenses	1,128,470

Net investment loss	(923,010)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	27,157,393
Net change in unrealized appreciation/depreciation of investments	(16,424,739)

Net gain on investment transactions	10,732,654

NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,809,644

See notes to financial statements.

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SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(923,010)	$(673,231)
Net realized gain on investment transactions	27,157,393	20,283,029
Net change in unrealized appreciation/depreciation of investments	(16,424,739)	23,109,959

Net increase in net assets from operations	9,809,644	42,719,757
Distributions to Shareholders
Class A	(6,896,383)	(1,828,600)
Class B	(12,934,512)	(5,259,631)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(22,734,728)	5,353,821

Total increase (decrease)	(32,755,979)	40,985,347
NET ASSETS
Beginning of period	119,129,911	78,144,564

End of period	$86,373,932	$119,129,911

See notes to financial statements.

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SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2021	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2021:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$85,979,983		$–0	–	$–0	–	$85,979,983
Short-Term Investments	540,482		–0	–	–0	–	540,482

Total Investments in Securities	86,520,465		–0	–	–0	–	86,520,465
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$86,520,465		$–0	–	$–0	–	$86,520,465

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

12

AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .90% and 1.15% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2021, such

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

reimbursements/waivers amounted to $169,178. This fee waiver and/or expense reimbursement agreement extends through May 1, 2022 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2021, the reimbursement for such services amounted to $87,443.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2021.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2021, such waiver amounted to $893.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/21 (000)		Dividend Income (000)
Government Money Market Portfolio	$2,072	$33,541	$35,073	$540		$0	*
Government Money Market Portfolio**	1,351	13,700	15,051	–0	–	0	*

Total				$540		$0	*

*	Amount is less than $500.

**	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$69,368,475		$111,814,389
U.S. government securities	–0	–	–0	–

14

AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$63,021,473

Gross unrealized appreciation	$27,443,022
Gross unrealized depreciation	(3,944,030)

Net unrealized appreciation	$23,498,992

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2021.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2021 is as follows:

					Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*		Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$1,050,043	$–0	–	$1,121,711	$11,371	$68	$16

*	As of December 31, 2021.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Class A
Shares sold	66,661	90,208	$1,842,053	$1,939,754
Shares issued in reinvestment of distributions	276,519	79,956	6,896,383	1,828,600
Shares redeemed	(251,156)	(341,056)	(7,040,357)	(7,601,528)

Net increase (decrease)	92,024	(170,892)	$1,698,079	$(3,833,174)

Class B
Shares sold	739,631	1,421,448	$18,335,639	$28,063,230
Shares issued in reinvestment of distributions	609,831	260,507	12,934,512	5,259,631
Shares redeemed	(2,160,255)	(1,209,065)	(55,702,958)	(24,135,866)

Net increase (decrease)	(810,793)	472,890	$(24,432,807)	$9,186,995

At December 31, 2021, certain shareholders of the Portfolio owned 70% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s growth approach, may underperform the market generally.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Portfolio.

Industry/Sector Risk—Investments in a particular sector, industry or group of related industries, such as the information technology or health care sector, may have more risk because market or economic factors affecting that sector or industry could have a significant effect on the value of the Portfolio’s investments.

16

AB Variable Products Series Fund

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$2,673,240	$–0	–
Net long-term capital gains	17,157,655	7,088,231

Total taxable distributions paid	$19,830,895	$7,088,231

17

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,793,099
Undistributed capital gains	22,091,262
Unrealized appreciation/(depreciation)	23,504,567	(a)

Total accumulated earnings/(deficit)	$49,388,928

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2021, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2021	2020	2019	2018	2017
Net asset value, beginning of period	$28.76	$19.92	$16.58	$17.53	$13.07

Income From Investment Operations
Net investment loss (a)(b)	(.20)	(.13)	(.08)	(.13)	(.18)
Net realized and unrealized gain on investment transactions	2.87	10.49	6.02	.14	(c)	4.64
Contributions from Affiliates	–0	–	–0	–	.00	(d)	–0	–	–0	–

Net increase in net asset value from operations	2.67	10.36	5.94	.01	4.46

Less: Distributions
Distributions from net realized gain on investment transactions	(6.30)	(1.52)	(2.60)	(.96)	–0	–

Net asset value, end of period	$25.13	$28.76	$19.92	$16.58	$17.53

Total Return
Total investment return based on net asset value (e)*	9.46%	53.98%	36.40%	(.89)%	34.12%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,295	$34,314	$27,167	$22,724	$26,039
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)(g)	.91%	.90%	.90%	1.06%	1.38%
Expenses, before waivers/reimbursements (f)(g)	1.08%	1.09%	1.16%	1.15%	1.38%
Net investment loss (b)	(.71)%	(.60)%	(.39)%	(.65)%	(1.19)%
Portfolio turnover rate	67%	103%	69%	73%	69%

See footnote summary on page 21.

19

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2021	2020	2019	2018	2017
Net asset value, beginning of period	$25.36	$17.75	$15.03	$16.00	$11.96

Income From Investment Operations
Net investment loss (a)(b)	(.24)	(.16)	(.11)	(.16)	(.20)
Net realized and unrealized gain on investment transactions	2.53	9.29	5.43	.15	(c)	4.24
Contributions from Affiliates	–0	–	–0	–	.00	(d)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.29	9.13	5.32	(.01)	4.04

Less: Distributions
Distributions from net realized gain on investment transactions	(6.30)	(1.52)	(2.60)	(.96)	–0	–

Net asset value, end of period	$21.35	$25.36	$17.75	$15.03	$16.00

Total Return
Total investment return based on net asset value (e)*	9.20%	53.64%	36.01%	(1.11)%	33.78%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,079	$84,816	$50,978	$40,096	$23,396
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)(g)	1.15%	1.15%	1.15%	1.30%	1.61%
Expenses, before waivers/reimbursements (f)(g)	1.31%	1.33%	1.42%	1.40%	1.62%
Net investment loss (b)	(.96)%	(.84)%	(.64)%	(.88)%	(1.42)%
Portfolio turnover rate	67%	103%	69%	73%	69%

See footnote summary on page 21.

20

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2018 and December 31, 2017, such waiver amounted to .01% and .01%, respectively.

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended December 31,
	2021	2020	2019	2018	2017
Class A
Net of waivers/reimbursements	.90%	.90%	.90%	1.06%	1.38%
Before waivers/reimbursements	1.07%	1.09%	1.16%	1.15%	1.38%
Class B
Net of waivers/reimbursements	1.15%	1.15%	1.15%	1.30%	1.61%
Before waivers/reimbursements	1.31%	1.33%	1.42%	1.40%	1.62%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2021, December 31, 2018 and December 31, 2017 by .03%, .05% and .03%, respectively.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Small Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small Cap Growth Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2022

22

2021 FEDERAL TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2021. For corporate shareholders, 5.93% of dividends paid qualify for the dividends received deduction. The Portfolio designates $17,157,655 of dividends paid as long-term capital gain dividends.

23

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan*, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
Bruce K. Aronow(2), Vice President Esteban Gomez(2), Vice President Samantha S. Lau(2), Vice President Heather Pavlak(2), Vice President Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Vice President and
Senior Analyst

Joseph J. Mantineo, Treasurer and
Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Messrs. Aronow, Gomez and Tseng, and Mses. Lau and Pavlak are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

SMALL CAP GROWTH PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

25

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	74	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

27

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Bruce K. Aronow 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer of Small and SMID Cap Growth Equities.

Esteban Gomez 38	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017. Before joining the Adviser in 2016, he spent three years at J.P. Morgan as an equity research analyst on the Broadlines Retailing, Apparel/Footwear & Specialty Equity Research Team.

Samantha S. Lau 49	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2017. She is also Co-Chief Investment Officer of US Small and SMID Cap Growth Equities.

Heather Pavlak 38	Vice President	Vice President of the Adviser**, with which she has been associated since 2018. Before joining the Adviser in 2018, she spent four years at Schroders Investment Management, where she covered materials, utilities and transports as an equity research analyst.

Wen-Tse Tseng 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President and Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618, or visit www. abfunds.com, for a free prospectus or SAI.

28

SMALL CAP GROWTH PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

29

SMALL CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Growth Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

30

AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous fac-tors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was above the peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

31

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had received, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

32

VPS-SCG-0151-1221

DEC    12.31.21

ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	SMALL/MID CAP VALUE PORTFOLIO

As of May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically requested paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

LETTER TO INVESTORS

February 14, 2022

The following is an update of AB Variable Products Series Fund—Small/Mid Cap Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2021.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. Because the Portfolio’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Portfolio’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-US companies.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its primary benchmark, the Russell 2500 Value Index, as well as the Russell 2500 Index, which represents small-/mid-cap stocks, for the one-, five- and 10-year periods ended December 31, 2021.

All share classes of the Portfolio outperformed the primary benchmark and the Russell 2500 Index for the annual period. Security selection within consumer discretionary and technology contributed most, relative to the primary benchmark, while selection within the energy and materials sectors detracted. Overall sector selection also contributed to performance. Underweights to health care and utilities contributed, while an underweight to energy and an overweight to consumer discretionary detracted.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded double-digit returns and emerging markets lost ground during the annual period ended December 31, 2021. Global markets were supported by accommodative monetary policy and strong company earnings growth, while economic turbulence in China, geopolitical risks and inflation pressured emerging markets. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the coronavirus omicron variant triggered concern that new restrictions could derail the economic recovery. Encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the omicron variant. Stock markets gave back gains, however, after the US Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy. In smaller-cap markets, value outperformed growth, in terms of style, while large-cap stocks outperformed their small-cap peers.

The Portfolio’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it believes are undervalued companies with solid fundamentals, without sacrificing the Portfolio’s deep-value discipline. The Team remains focused on attractively valued opportunities, which the Team believes are widespread across most industry sectors and regions. The Portfolio’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

1

SMALL/MID CAP VALUE PORTFOLIO

DISCLOSURES AND RISKS	AB Variable Products Series Fund

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Variable Products prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or (800) 227 4618. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL/MID CAP VALUE PORTFOLIO

HISTORICAL PERFORMANCE	AB Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Net Asset Value Returns
PERIODS ENDED DECEMBER 31, 2021 (unaudited)	1 Year	5 Years[1]	10 Years[1]

Small/Mid Cap Value Portfolio Class A	35.95%	10.16%	13.13%

Small/Mid Cap Value Portfolio Class B	35.60%	9.88%	12.85%

Primary Benchmark: Russell 2500 Value Index	27.78%	9.88%	12.43%

Russell 2500 Index	18.18%	13.75%	14.15%

1   Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.83% and 1.08% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

GROWTH OF A $10,000 INVESTMENT

12/31/2011 TO 12/31/2021 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in Small/Mid Cap Value Portfolio Class A shares (from 12/31/2011 to 12/31/2021) as compared to the performance of the Portfolio’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note About Historical Performance on page 2.

3

SMALL/MID CAP VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A*
Actual	$1,000	$1,071.20	$4.18	0.80%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.17	$4.08	0.80%

Class B
Actual	$1,000	$1,069.80	$5.48	1.05%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.91	$5.35	1.05%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

December 31, 2021 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Regal Rexnord Corp.	$15,214,943	1.8%
AECOM	14,261,019	1.7
Camden Property Trust	14,017,982	1.6
PulteGroup, Inc.	13,708,111	1.6
Robert Half International, Inc.	13,570,311	1.6
ON Semiconductor Corp.	13,533,739	1.6
Goodyear Tire & Rubber Co. (The)	13,396,635	1.6
MEDNAX, Inc.	12,914,138	1.5
IDACORP, Inc.	12,772,756	1.5
Herc Holdings, Inc.	12,722,818	1.5

	$136,112,452	16.0%

SECTOR BREAKDOWN2

December 31, 2021 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Industrials	$193,578,534	22.9%
Consumer Discretionary	154,392,358	18.3
Financials	153,821,731	18.2
Information Technology	77,473,882	9.2
Real Estate	75,867,650	9.0
Materials	54,624,686	6.5
Health Care	54,197,484	6.4
Energy	26,993,828	3.2
Consumer Staples	22,471,432	2.7
Utilities	19,276,198	2.3
Communication Services	9,392,897	1.1
Short-Term Investments	1,852,515	0.2

Total Investments	$843,943,195	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2021	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.1%

INDUSTRIALS–22.8%
AEROSPACE & DEFENSE–1.5%
Spirit AeroSystems Holdings, Inc.–Class A	287,960	$12,408,196

AIRLINES–1.0%
SkyWest, Inc.(a)	217,664	8,554,195

BUILDING PRODUCTS–1.0%
Masonite International Corp.(a)	76,319	9,001,826

COMMERCIAL SERVICES & SUPPLIES–2.0%
ADT, Inc.(b)	954,800	8,029,868
MillerKnoll, Inc.	228,980	8,973,726

		17,003,594

CONSTRUCTION & ENGINEERING–4.0%
AECOM(a)	184,370	14,261,019
Dycom Industries, Inc.(a)	109,660	10,281,722
WillScot Mobile Mini Holdings Corp.(a)(b)	235,450	9,615,778

		34,158,519

ELECTRICAL EQUIPMENT–2.7%
Regal Rexnord Corp.	89,405	15,214,943
Sensata Technologies Holding PLC(a)	33,995	2,097,152
Vertiv Holdings Co.	238,260	5,949,352

		23,261,447

MACHINERY–3.2%
Crane Co.	62,664	6,374,809
Oshkosh Corp.	112,300	12,657,333
Timken Co. (The)	115,870	8,028,632

		27,060,774

MARINE–0.4%
Kirby Corp.(a)	56,280	3,344,158

PROFESSIONAL SERVICES–2.6%
Korn Ferry	108,660	8,228,822
Robert Half International, Inc.	121,685	13,570,311

		21,799,133

ROAD & RAIL–1.4%
Knight-Swift Transportation Holdings, Inc.	191,091	11,645,086

TRADING COMPANIES & DISTRIBUTORS–3.0%
Applied Industrial Technologies, Inc.	69,700	7,158,190
GATX Corp.	52,410	5,460,598
Herc Holdings, Inc.	81,270	12,722,818

		25,341,606

		193,578,534

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–18.2%
AUTO COMPONENTS–3.1%
Dana, Inc.	255,978	$5,841,418
Goodyear Tire & Rubber Co. (The)(a)	628,360	13,396,635
Lear Corp.	38,081	6,966,919

		26,204,972

DIVERSIFIED CONSUMER SERVICES–0.7%
Houghton Mifflin Harcourt Co.(a)	351,035	5,651,664

HOTELS, RESTAURANTS & LEISURE–4.1%
Dine Brands Global, Inc.	129,250	9,798,443
Hilton Grand Vacations, Inc.(a)	145,210	7,566,893
Papa John’s International, Inc.	79,612	10,625,814
Scientific Games Corp./DE–Class A(a)	104,440	6,979,725

		34,970,875

HOUSEHOLD DURABLES–3.6%
KB Home	219,620	9,823,603
PulteGroup, Inc.	239,820	13,708,111
Taylor Morrison Home Corp.–Class A(a)	192,499	6,729,765

		30,261,479

LEISURE PRODUCTS–0.5%
Brunswick Corp./DE	43,606	4,392,432

SPECIALTY RETAIL–1.9%
Sally Beauty Holdings, Inc.(a)	406,920	7,511,743
Williams-Sonoma, Inc.(b)	53,344	9,022,071

		16,533,814

TEXTILES, APPAREL & LUXURY GOODS–4.3%
Carter’s, Inc.	121,530	12,301,266
Kontoor Brands, Inc.(b)	132,980	6,815,225
Ralph Lauren Corp.	83,980	9,981,863
Tapestry, Inc.	179,280	7,278,768

		36,377,122

		154,392,358

FINANCIALS–18.1%
BANKS–10.7%
Comerica, Inc.	138,950	12,088,650
First Citizens BancShares, Inc./NC–Class A(b)	15,170	12,588,673
First Hawaiian, Inc.	336,750	9,203,378
Synovus Financial Corp.	220,972	10,577,930
Texas Capital Bancshares, Inc.(a)	159,902	9,634,095
Umpqua Holdings Corp.	347,880	6,693,211
Webster Financial Corp.	175,832	9,818,459
Wintrust Financial Corp.	116,290	10,561,458
Zions Bancorp NA	150,028	9,475,768

		90,641,622

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CAPITAL MARKETS–2.2%
Moelis & Co.	154,815	$9,677,485
Stifel Financial Corp.	132,447	9,326,918

		19,004,403

INSURANCE–4.2%
American Financial Group, Inc./OH	72,470	9,951,580
Everest Re Group Ltd.	26,973	7,388,444
Hanover Insurance Group, Inc. (The)	66,500	8,715,490
Kemper Corp.	39,876	2,344,310
Selective Insurance Group, Inc.	90,175	7,388,940

		35,788,764

THRIFTS & MORTGAGE FINANCE–1.0%
BankUnited, Inc.	198,226	8,386,942

		153,821,731

INFORMATION TECHNOLOGY–9.1%
COMMUNICATIONS EQUIPMENT–1.3%
Lumentum Holdings, Inc.(a)	104,830	11,087,869

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.3%
Avnet, Inc.	239,130	9,859,330
Belden, Inc.	148,704	9,774,314

		19,633,644

IT SERVICES–0.7%
Genpact Ltd.	107,311	5,696,068

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.0%
Kulicke & Soffa Industries, Inc.	121,678	7,366,386
MaxLinear, Inc.–Class A(a)	57,395	4,327,009
ON Semiconductor Corp.(a)	199,260	13,533,739

		25,227,134

SOFTWARE–1.8%
ACI Worldwide, Inc.(a)	213,510	7,408,797
CommVault Systems, Inc.(a)	122,176	8,420,370

		15,829,167

		77,473,882

REAL ESTATE–8.9%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–8.9%
American Campus Communities, Inc.	159,565	9,141,479
Broadstone Net Lease, Inc.	277,500	6,887,550
Camden Property Trust	78,453	14,017,982
Cousins Properties, Inc.	222,530	8,963,508
CubeSmart	203,892	11,603,494

Company	Shares	U.S. $ Value

MGM Growth Properties LLC–Class A	99,842	$4,078,546
Physicians Realty Trust	595,941	11,221,569
STAG Industrial, Inc.	207,538	9,953,522

		75,867,650

MATERIALS–6.4%
CHEMICALS–2.1%
GCP Applied Technologies, Inc.(a)	24,308	769,591
Innospec, Inc.	59,680	5,391,491
Orion Engineered Carbons SA(a)	299,135	5,492,119
Trinseo PLC	116,706	6,122,397

		17,775,598

CONTAINERS & PACKAGING–2.3%
Berry Global Group, Inc.(a)	138,340	10,206,725
Sealed Air Corp.	140,137	9,455,044

		19,661,769

METALS & MINING–2.0%
Carpenter Technology Corp.	244,662	7,141,684
Reliance Steel & Aluminum Co.	61,926	10,045,635

		17,187,319

		54,624,686

HEALTH CARE–6.4%
HEALTH CARE EQUIPMENT & SUPPLIES–1.2%
Integra LifeSciences Holdings Corp.(a)	146,040	9,783,220

HEALTH CARE PROVIDERS & SERVICES–2.8%
Acadia Healthcare Co., Inc.(a)	180,850	10,977,595
MEDNAX, Inc.(a)	474,610	12,914,138

		23,891,733

HEALTH CARE TECHNOLOGY–1.1%
Change Healthcare, Inc.(a)	431,990	9,235,946

LIFE SCIENCES TOOLS & SERVICES–1.3%
Syneos Health, Inc.(a)	109,920	11,286,585

		54,197,484

ENERGY–3.2%
ENERGY EQUIPMENT & SERVICES–0.9%
Cactus, Inc.–Class A	206,100	7,858,593

OIL, GAS & CONSUMABLE FUELS–2.3%
Coterra Energy, Inc.	530,091	10,071,729
HollyFrontier Corp.	276,495	9,063,506

		19,135,235

		26,993,828

7

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–2.6%
FOOD PRODUCTS–2.6%
Hain Celestial Group, Inc. (The)(a)	276,504	$11,781,836
Nomad Foods Ltd.(a)	421,016	10,689,596

		22,471,432

UTILITIES–2.3%
ELECTRIC UTILITIES–1.5%
IDACORP, Inc.	112,724	12,772,756

GAS UTILITIES–0.8%
Southwest Gas Holdings, Inc.	92,840	6,503,442

		19,276,198

COMMUNICATION SERVICES–1.1%
MEDIA–1.1%
Criteo SA (Sponsored ADR)(a)	241,649	9,392,897

Total Common Stocks (cost $619,121,296)		842,090,680

SHORT-TERM INVESTMENTS–0.2%
INVESTMENT COMPANIES–0.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c)(d)(e) (cost $1,852,515)	1,852,515	1,852,515

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.3% (cost $620,973,811)		843,943,195

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.0%
INVESTMENT COMPANIES–0.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(c)(d)(e) (cost $19,854)	19,854	$19,854

TOTAL INVESTMENTS–99.3% (cost $620,993,665)		843,963,049
Other assets less liabilities–0.7%		6,168,279

NET ASSETS–100.0%		$850,131,328

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2021	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $619,121,296)	$842,090,680	(a)
Affiliated issuers (cost $1,872,369—including investment of cash collateral for securities loaned of $19,854)	1,872,369
Receivable for investment securities sold	6,494,672
Receivable for capital stock sold	2,802,824
Unaffiliated dividends receivable	767,127
Affiliated dividends receivable	43

Total assets	854,027,715

LIABILITIES
Payable for investment securities purchased	2,239,066
Payable for capital stock redeemed	774,281
Advisory fee payable	528,670
Distribution fee payable	116,441
Administrative fee payable	22,683
Payable for collateral received on securities loaned	19,854
Transfer Agent fee payable	146
Accrued expenses	195,246

Total liabilities	3,896,387

NET ASSETS	$850,131,328

COMPOSITION OF NET ASSETS
Capital stock, at par	$36,539
Additional paid-in capital	515,932,981
Distributable earnings	334,161,808

NET ASSETS	$850,131,328

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$286,389,905	12,208,544	$23.46

B	$563,741,423	24,330,676	$23.17

(a)	Includes securities on loan with a value of $26,372,779 (see Note E).

See notes to financial statements.

9

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2021	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $10,792)	$14,111,468
Affiliated issuers	856
Securities lending income	38,515

14,150,839

EXPENSES
Advisory fee (see Note B)	5,953,717
Distribution fee—Class B	1,311,537
Transfer agency—Class A	2,415
Transfer agency—Class B	4,705
Custody and accounting	124,945
Administrative	87,949
Legal	55,102
Printing	52,099
Audit and tax	51,774
Directors’ fees	28,362
Miscellaneous	24,686

Total expenses	7,697,291
Less: expenses waived and reimbursed by the Adviser (see Note B)	(4,184)

Net expenses	7,693,107

Net investment income	6,457,732

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	128,124,776
Net change in unrealized appreciation/depreciation of investments	91,844,970

Net gain on investment transactions	219,969,746

NET INCREASE IN NET ASSETS FROM OPERATIONS	$226,427,478

See notes to financial statements.

10

SMALL/MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Year Ended December 31, 2021	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,457,732	$5,454,467
Net realized gain (loss) on investment transactions	128,124,776	(22,104,001)
Net change in unrealized appreciation/depreciation of investments	91,844,970	52,509,733

Net increase in net assets from operations	226,427,478	35,860,199
Distributions to Shareholders
Class A	(2,074,675)	(10,812,568)
Class B	(3,152,352)	(21,414,765)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(26,229,493)	17,235,925

Total increase	194,970,958	20,868,791
NET ASSETS
Beginning of period	655,160,370	634,291,579

End of period	$850,131,328	$655,160,370

See notes to financial statements.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2021	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland as an open-end series investment company. The Fund offers 11 separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

12

AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2021:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$842,090,680		$–0	–	$–0	–	$842,090,680
Short-Term Investments	1,852,515		–0	–	–0	–	1,852,515
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	19,854		–0	–	–0	–	19,854

Total Investments in Securities	843,963,049		–0	–	–0	–	843,963,049
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$843,963,049		$–0	–	$–0	–	$843,963,049

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2021, there were no expenses waived by the Adviser.

14

AB Variable Products Series Fund

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2021, the reimbursement for such services amounted to $87,949.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,636 for the year ended December 31, 2021.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended December 31, 2021, such waiver amounted to $4,184.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended December 31, 2021 is as follows:

Portfolio	Market Value 12/31/20 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$10,258		$202,773	$211,179	$1,852	$1
Government Money Market Portfolio*	–0	–	23,487	23,467	20	0	**

Total					$1,872	$1

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to ..50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$419,835,679		$440,605,737
U.S. government securities	–0	–	–0	–

15

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$623,307,815

Gross unrealized appreciation	231,417,303
Gross unrealized depreciation	(10,762,069)

Net unrealized appreciation	$220,655,234

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2021.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

16

AB Variable Products Series Fund

A summary of the Portfolio’s transactions surrounding securities lending for the year ended December 31, 2021 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$26,372,779	$19,854	$27,010,535	$38,460	$55	$–0–

*	As of December 31, 2021.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Class A
Shares sold	1,695,215	2,448,083	$36,964,186	$33,752,481
Shares issued in reinvestment of dividends and distributions	95,343	788,663	2,074,675	10,812,568
Shares redeemed	(2,370,503)	(2,229,236)	(50,998,841)	(32,550,890)

Net increase (decrease)	(579,945)	1,007,510	$(11,959,980)	$12,014,159

Class B
Shares sold	5,030,121	4,230,893	$108,632,675	$51,341,662
Shares issued in reinvestment of dividends and distributions	146,485	1,579,260	3,152,352	21,414,765
Shares redeemed	(6,011,642)	(4,535,252)	(126,054,540)	(67,534,661)

Net increase (decrease)	(835,036)	1,274,901	$(14,269,513)	$5,221,766

At December 31, 2021, certain shareholders of the Portfolio owned 71% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Market Risk—The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio’s value approach, may underperform the market generally.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Portfolio. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligation to the Portfolio.

17

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

LIBOR Transition and Associated Risk—A Portfolio may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2021.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	2021		2020
Distributions paid from:
Ordinary income	$5,227,027		$4,931,851
Net long-term capital gains	–0	–	27,295,482

Total taxable distributions	$5,227,027		$32,227,333

18

AB Variable Products Series Fund

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$53,849,918
Undistributed capital gains	59,656,656	(a)
Unrealized appreciation/(depreciation)	220,655,234	(b)

Total accumulated earnings/(deficit)	$334,161,808

(a)	During the fiscal year, the Portfolio utilized $21,198,650 of capital loss carry forwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2021, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE J: Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

19

SMALL/MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2021	2020	2019	2018	2017
Net asset value, beginning of period	$17.39	$17.91	$16.93	$21.68	$20.29

Income From Investment Operations
Net investment income (a)(b)	.21	.17	.16	.13	.10
Net realized and unrealized gain (loss) on investment transactions	6.03	.20	3.04	(3.04)	2.41

Net increase (decrease) in net asset value from operations	6.24	.37	3.20	(2.91)	2.51

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.16)	(.11)	(.11)	(.09)
Distributions from net realized gain on investment transactions	–0	–	(.73)	(2.11)	(1.73)	(1.03)

Total dividends and distributions	(.17)	(.89)	(2.22)	(1.84)	(1.12)

Net asset value, end of period	$23.46	$17.39	$17.91	$16.93	$21.68

Total Return
Total investment return based on net asset value (c)*	35.95%	3.37%	20.10%	(15.03)%	13.15%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$286,390	$222,441	$211,046	$188,052	$233,652
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.83%	.82%	.81%	.81%
Expenses, before waivers/reimbursements	.80%	.83%	.83%	.81%	.82%
Net investment income (b)	.98%	1.17%	.90%	.61%	.47%
Portfolio turnover rate	54%	58%	33%	39%	33%

See footnote summary on page 21.

20

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2021	2020	2019	2018	2017
Net asset value, beginning of period	$17.19	$17.72	$16.75	$21.48	$20.12

Income From Investment Operations
Net investment income (a)(b)	.16	.13	.12	.07	.05
Net realized and unrealized gain (loss) on investment transactions	5.95	.18	3.02	(3.02)	2.39

Net increase (decrease) in net asset value from operations	6.11	.31	3.14	(2.95)	2.44

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.11)	(.06)	(.05)	(.05)
Distributions from net realized gain on investment transactions	–0	–	(.73)	(2.11)	(1.73)	(1.03)

Total dividends and distributions	(.13)	(.84)	(2.17)	(1.78)	(1.08)

Net asset value, end of period	$23.17	$17.19	$17.72	$16.75	$21.48

Total Return
Total investment return based on net asset value (c)*	35.60%	3.05%	19.90%	(15.29)%	12.85%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$563,741	$432,719	$423,246	$374,941	$469,501
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.08%	1.07%	1.06%	1.06%
Expenses, before waivers/reimbursements	1.05%	1.08%	1.08%	1.06%	1.07%
Net investment income (b)	.73%	.91%	.65%	.36%	.22%
Portfolio turnover rate.	54%	58%	33%	39%	33%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2018 and December 31, 2017 by .07% and .11%, respectively.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM	AB Variable Products Series Fund

To the Shareholders and the Board of Directors of AB Small/Mid Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small/Mid Cap Value Portfolio (the “Portfolio”) (one of the portfolios constituting AB Variable Products Series Fund, Inc. (the “Fund”)), including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting AB Variable Products Series Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 14, 2022

22

2021 TAX INFORMATION (unaudited)	AB Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2021. For corporate shareholders, 99.99% of dividends paid qualify for the dividends received deduction.

23

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS
James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President and Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP One Manhattan West New York, NY 10001

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Small/Mid-Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

SMALL/MID CAP VALUE PORTFOLIO

MANAGEMENT OF THE FUND	AB Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

25

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008–2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

26

AB Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010–2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

27

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND

(continued)	AB Variable Products Series Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

28

AB Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

James W. MacGregor 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Head - US Value Equities since 2019; Chief Investment Officer of US Small and Mid Cap Value Equities.

Erik A. Turenchalk 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI **, with which she has been associated since prior to 2017.

Michael B. Reyes 45	Senior Vice President and Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or the Adviser at (800) 227-4618 or visit www.abfunds.com, for a free prospectus or SAI.

29

SMALL/MID CAP VALUE PORTFOLIO	AB Variable Products Series Fund

OPERATION AND EFFECTIVENESS OF THE PORTFOLIO’S LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

30

SMALL/MID CAP VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small/Mid Cap Value Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts

31

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the

32

AB Variable Products Series Fund

Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

33

VPS-SMCV-0151-1221

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees

AB Balanced Wealth Strategy Portfolio	2020	72,197	—	12,297
	2021	72,197	—	34,220
AB Global Thematic Growth Portfolio	2020	41,926	—	3,729
	2021	41,926	—	24,819
AB Growth & Income Portfolio	2020	31,404	—	6,443
	2021	31,404	—	19,713
AB Intermediate Bond Portfolio	2020	67,988	—	1,089
	2021	67,988	—	18,422
AB International Growth Portfolio	2020	41,926	—	3,806
	2021	41,926	—	28,698
AB International Value Portfolio	2020	41,926	—	9,096
	2021	41,926	—	26,898
AB Large Cap Growth Portfolio	2020	31,404	—	5,623
	2021	31,404	—	17,925
AB Small Cap Growth Portfolio	2020	31,404	—	1,630
	2021	31,404	—	17,664
AB Small/Mid Cap Value Portfolio	2020	35,613	—	7,674
	2021	35,613	—	22,877
AB Dynamic Asset Allocation Portfolio	2020	85,147	—	16,732
	2021	85,147	—	37,771
AB Global Risk Allocation-Moderate Portfolio	2020	36,029	—	10,547
	2021	36,029	—	22,497

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Wealth Strategy Portfolio	2020	$910,348	$12,297
			(12,297)
	2021	$1,153,105	$34,220
			—
			(34,220)
AB Global Thematic Growth Portfolio	2020	$901,780	$3,729
			—
			(3,729)
	2021	$1,143,703	$24,819
			—
			(24,819)
AB Growth & Income Portfolio	2020	$904,494	$6,443
			—
			(6,443)
	2021	$1,138,598	$19,713
			—
			(19,713)
AB Intermediate Bond Portfolio	2020	$899,140	$1,089
			—
			(1,089)
	2021	$1,137,307	$18,422
			—
			(18,422)
AB International Growth Portfolio	2020	$901,857	$3,806
			—
			(3,806)
	2021	$1,147,583	$28,698
			—
			(28,698)
AB International Value Portfolio	2020	$907,147	$9,096
			—
			(9,096)
	2021	$1,145,783	$26,898
			—
			(26,898)
AB Large Cap Growth Portfolio	2020	$903,674	$5,623
			—
			(5,623)
	2021	$1,136,810	$17,925
			—
			(17,925)
AB Small Cap Growth Portfolio	2020	$899,681	$1,630
			—
			(1,630)
	2021	$1,136,549	$17,664
			—
			(17,664)
AB Small/Mid Cap Value Portfolio	2020	$905,725	$7,674
			—
			(7,674)
	2021	$1,141,762	$22,877
			—
			(22,877)
AB Dynamic Asset Allocation Portfolio	2020	$914,783	$16,732
			—
			(16,732)
	2021	$1,156,656	$37,771
			—
			(37,771)
AB Global Risk Allocation-Moderate Portfolio	2020	$908,598	$10,547
			—
			(10,547)
	2021	$1,141,382	$22,497
			—
			(22,497)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Variable Products Series Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan President

Date:	February 14, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan President

Date:	February 14, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	February 14, 2022